UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4978
                                                     ---------------------

                             Columbia Funds Trust XI
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end:  09/30/2004
                                           ------------------

                  Date of reporting period: 09/30/2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                           COLUMBIA
                                                         EQUITY FUNDS

                                                        ANNUAL REPORT
                                                      SEPTEMBER 30, 2004



                   [Photo of 2 ladies, one with a pen in hand]


                      LOGO(R) COLUMBIAFUNDS
                              A MEMBER OF COLUMBIA MANAGEMENT GROUP

[Sidebar]

  TABLE OF CONTENTS

  ECONOMIC UPDATE ...............................     1

  COLUMBIA ASSET ALLOCATION FUND ................     2

  COLUMBIA LARGE CAP GROWTH FUND ................     6

  COLUMBIA DISCIPLINED VALUE FUND ...............    10

  COLUMBIA INTERNATIONAL EQUITY FUND ............    14

  COLUMBIA LARGE CAP CORE FUND ..................    18

  COLUMBIA SMALL CAP FUND .......................    22

  COLUMBIA SMALL COMPANY EQUITY FUND ............    26

  FINANCIAL STATEMENTS ..........................    30

  REPORT OF INDEPENDENT REGISTERED
    PUBLIC ACCOUNTING FIRM ......................   138

  UNAUDITED INFORMATION .........................   139

  TRUSTEES ......................................   140

  OFFICERS ......................................   142

  IMPORTANT INFORMATION
  ABOUT THIS REPORT .............................   143

  COLUMBIA FUNDS ................................   144

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

Not FDIC          May Lose Value
Insured         No Bank Guarantee


PRESIDENT'S MESSAGE ____________________________________________________________
                                                           Columbia Equity Funds

DEAR SHAREHOLDER:

Your fund's legal and management team here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

o THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

    PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

o THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

o IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY--BANK OF AMERICA--HAS ALSO INCREASED THE ROLE THAT SUCH PROFESSIONALS PLAY WITHIN THE BROADER ORGANIZATION. A CHIEF COMPLIANCE OFFICER HAS BEEN NAMED TO REPORT DIRECTLY TO KEN LEWIS, BANK OF AMERICA'S CHIEF EXECUTIVE OFFICER. BANK OF AMERICA HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

[Sidebar]

SUMMARY
FOR THE 12-MONTH PERIOD
ENDED SEPTEMBER 30, 2004

o STOCK PRICES ROSE AROUND THE WORLD, AS MEASURED BY THE S&P 500 INDEX AND THE MSCI EAFE INDEX. HOWEVER, THE US MARKET RETREATED AS SHORT-TERM INTEREST RATES MOVED HIGHER IN THE SUMMER AND A HOST OF GLOBAL UNCERTAINTIES UNSETTLED INVESTORS.

                S&P 500 INDEX              MSCI EAFE INDEX

                 [UP ARROW]                   [UP ARROW]
                   13.87%                       22.08%

o DESPITE INTEREST RATE VOLATILITY, INVESTMENT GRADE BONDS CHALKED UP RESPECTABLE GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 3.68%. HIGH-YIELD BONDS, WHICH CAN BE LESS SENSITIVE TO CHANGING INTEREST RATES, LED THE FIXED INCOME MARKETS. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 12.23%.

                LEHMAN INDEX               MERRILL LYNCH INDEX

                 [UP ARROW]                     [UP ARROW]
                   3.68%                          12.23%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

ECONOMIC UPDATE ________________________________________________________________
                                                           Columbia Equity Funds

Despite uncertainty about job growth and rising energy prices, the US economy grew at a pace of more than 4.5% during the 12-month period that began October 1, 2003 and ended September 30, 2004. Economic growth encountered a soft patch in the second quarter of 2004, but monthly data suggested that it picked up again in the third quarter.

Job growth dominated the economic news during this reporting period: When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth fell below expectations during the summer months, consumer confidence fell. According to the Labor Department's Payroll Survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, and that has left consumers somewhat cautious about the months ahead.

Consumer spending held up for most of the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending growth declined during the summer, housing activity remained strong. Also, the business sector stepped into the gap created by sagging consumer spending. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 13.87% during this 12-month reporting period. However, concerns about new terror threats, continued fighting in Iraq, higher oil prices and the presidential election helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

Foreign stock markets did even better than U.S. markets. The MSCI EAFE Index, a broad measure of stock market performance in developed countries outside the United States, returned 22.08% for the 12-month period. Unlike the U.S. market, many foreign markets continued to generate positive returns in 2004.

BONDS DELIVER RESPECTABLE GAINS

Despite periods of interest-rate volatility, the U.S. bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher oil prices and some disappointing economic data gave the bond market a boost in the last three months of the period. The 10-year Treasury yield ended the period at 4.10%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 3.68%. High-yield bonds gained 12.23%, as measured by the Merrill Lynch US High Yield, Cash Pay Index. However, most of those gains were achieved during the first half of the reporting period. In the second half, slower economic growth and high valuations made high-yield bonds less attractive.

After a year of the lowest short-term interest rates in recent history, The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.00% to 1.75% in three equal steps during the period. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
10/01/94 - 09/30/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  Class A               21,772          20,526
----------------------------------------------
  Class B               20,886          20,886
----------------------------------------------
  Class C               20,878          20,878
----------------------------------------------
  Class G               20,408          20,408
----------------------------------------------
  Class T               21,691          20,449
----------------------------------------------
  Class Z               22,179           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                  Columbia Asset Allocation Fund

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

                                [MOUNTAIN CHART]

                                                     LEHMAN
           CLASS A        CLASS A                   BROTHERS
       SHARES WITHOUT  SHARES WITH     S&P 500      AGGREGATE
        SALES CHARGE   SALES CHARGE     INDEX      BOND INDEX
       --------------  ------------   ---------    ----------
10/1994  10,000.00       9,425.00     10,000.00     10,000.00
         10,123.00       9,541.00     10,225.00      9,991.00
          9,914.00       9,344.00      9,853.00      9,969.00
         10,042.00       9,465.00      9,999.00     10,038.00
         10,243.00       9,654.00     10,258.00     10,237.00
         10,540.00       9,934.00     10,658.00     10,480.00
         10,777.00      10,158.00     10,972.00     10,544.00
         11,095.00      10,457.00     11,295.00     10,692.00
         11,577.00      10,911.00     11,746.00     11,106.00
         11,791.00      11,113.00     12,019.00     11,187.00
         11,995.00      11,305.00     12,418.00     11,162.00
         12,033.00      11,342.00     12,449.00     11,297.00
         12,445.00      11,729.00     12,974.00     11,407.00
         12,494.00      11,775.00     12,928.00     11,555.00
         12,922.00      12,179.00     13,495.00     11,728.00
         13,084.00      12,331.00     13,756.00     11,892.00
         13,361.00      12,593.00     14,223.00     11,971.00
         13,352.00      12,584.00     14,356.00     11,763.00
         13,449.00      12,676.00     14,493.00     11,680.00
         13,549.00      12,770.00     14,706.00     11,615.00
         13,768.00      12,976.00     15,086.00     11,592.00
         13,921.00      13,120.00     15,143.00     11,747.00
         13,551.00      12,771.00     14,474.00     11,779.00
         13,740.00      12,950.00     14,779.00     11,759.00
         14,297.00      13,475.00     15,611.00     11,963.00
         14,608.00      13,768.00     16,042.00     12,229.00
         15,191.00      14,318.00     17,255.00     12,438.00
         15,061.00      14,195.00     16,913.00     12,322.00
         15,553.00      14,659.00     17,970.00     12,360.00
         15,500.00      14,609.00     18,111.00     12,391.00
         15,150.00      14,279.00     17,366.00     12,254.00
         15,729.00      14,824.00     18,403.00     12,438.00
         16,245.00      15,311.00     19,524.00     12,556.00
         16,688.00      15,729.00     20,398.00     12,705.00
         17,599.00      16,587.00     22,022.00     13,048.00
         17,027.00      16,048.00     20,789.00     12,937.00
         17,507.00      16,501.00     21,928.00     13,128.00
         17,560.00      16,550.00     21,196.00     13,318.00
         17,774.00      16,752.00     22,177.00     13,379.00
         18,034.00      16,997.00     22,559.00     13,514.00
         18,288.00      17,236.00     22,809.00     13,687.00
         18,879.00      17,793.00     24,453.00     13,676.00
         19,413.00      18,297.00     25,706.00     13,723.00
         19,623.00      18,494.00     25,965.00     13,794.00
         19,389.00      18,274.00     25,519.00     13,925.00
         19,750.00      18,614.00     26,555.00     14,044.00
         19,574.00      18,448.00     26,273.00     14,073.00
         18,284.00      17,233.00     22,474.00     14,302.00
         18,999.00      17,907.00     23,915.00     14,637.00
         19,989.00      18,839.00     25,859.00     14,560.00
         20,542.00      19,361.00     27,426.00     14,643.00
         21,239.00      20,018.00     29,006.00     14,686.00
         21,653.00      20,408.00     30,218.00     14,791.00
         21,166.00      19,949.00     29,278.00     14,532.00
         21,830.00      20,575.00     30,449.00     14,612.00
         22,001.00      20,736.00     31,628.00     14,659.00
         21,462.00      20,228.00     30,881.00     14,530.00
         21,953.00      20,691.00     32,595.00     14,483.00
         21,707.00      20,459.00     31,578.00     14,421.00
         21,462.00      20,228.00     31,424.00     14,414.00
         21,262.00      20,040.00     30,563.00     14,581.00
         21,930.00      20,669.00     32,497.00     14,635.00
         22,189.00      20,913.00     33,157.00     14,633.00
         22,815.00      21,503.00     35,110.00     14,563.00
         22,180.00      20,905.00     33,347.00     14,515.00
         22,256.00      20,976.00     32,717.00     14,691.00
         23,716.00      22,352.00     35,917.00     14,885.00
         23,626.00      22,267.00     34,836.00     14,841.00
         23,092.00      21,764.00     34,122.00     14,834.00
         24,006.00      22,626.00     34,964.00     15,142.00
         24,109.00      22,723.00     34,419.00     15,280.00
         25,146.00      23,700.00     36,556.00     15,502.00
         24,389.00      22,987.00     34,626.00     15,600.00
         24,157.00      22,768.00     34,481.00     15,702.00
         23,090.00      21,762.00     31,764.00     15,960.00
         23,261.00      21,923.00     31,919.00     16,257.00
         23,896.00      22,522.00     33,052.00     16,523.00
         22,502.00      21,209.00     30,038.00     16,667.00
         21,539.00      20,301.00     28,134.00     16,751.00
         22,369.00      21,082.00     30,320.00     16,680.00
         22,395.00      21,108.00     30,523.00     16,780.00
         21,851.00      20,595.00     29,781.00     16,844.00
         21,797.00      20,543.00     29,489.00     17,221.00
         21,101.00      19,888.00     27,643.00     17,419.00
         20,061.00      18,907.00     25,410.00     17,623.00
         20,514.00      19,335.00     25,895.00     17,992.00
         21,310.00      20,085.00     27,881.00     17,743.00
         21,344.00      20,117.00     28,126.00     17,630.00
         20,766.00      19,572.00     27,716.00     17,772.00
         20,257.00      19,092.00     27,181.00     17,945.00
         20,691.00      19,501.00     28,203.00     17,647.00
         19,875.00      18,733.00     26,494.00     17,989.00
         19,778.00      18,641.00     26,298.00     18,142.00
         18,775.00      17,696.00     24,425.00     18,298.00
         18,124.00      17,082.00     22,523.00     18,520.00
         18,263.00      17,213.00     22,669.00     18,833.00
         16,981.00      16,005.00     20,205.00     19,138.00
         17,944.00      16,912.00     21,983.00     19,050.00
         18,567.00      17,499.00     23,278.00     19,044.00
         18,017.00      16,981.00     21,911.00     19,438.00
         17,653.00      16,638.00     21,337.00     19,456.00
         17,443.00      16,440.00     21,017.00     19,724.00
         17,518.00      16,511.00     21,221.00     19,708.00
         18,392.00      17,335.00     22,970.00     19,872.00
         19,294.00      18,184.00     24,180.00     20,242.00
         19,542.00      18,419.00     24,490.00     20,201.00
         19,585.00      18,459.00     24,921.00     19,522.00
         19,924.00      18,779.00     25,407.00     19,651.00
         19,884.00      18,741.00     25,137.00     20,172.00
         20,523.00      19,343.00     26,560.00     19,984.00
         20,736.00      19,544.00     26,794.00     20,032.00
         21,450.00      20,216.00     28,198.00     20,237.00
         21,778.00      20,525.00     28,717.00     20,399.00
         22,050.00      20,782.00     29,116.00     20,619.00
         22,079.00      20,809.00     28,676.00     20,774.00
         21,489.00      20,253.00     28,226.00     20,233.00
         21,560.00      20,320.00     28,613.00     20,152.00
         21,929.00      20,668.00     29,168.00     20,267.00
         21,339.00      20,112.00     28,202.00     20,468.00
         21,439.00      20,206.00     28,315.00     20,859.00
09/2004  21,772.00      20,526.00     28,612.00     20,918.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                 B                  C                G                   T              Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION             11/01/98          11/01/98           11/18/02           03/04/96           12/30/91       12/30/91
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT   WITH     WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              9.46     3.20      8.68     3.68      8.67     7.67      8.72     3.72     9.47      3.21     9.75
------------------------------------------------------------------------------------------------------------------------
5-YEAR              0.47    -0.72     -0.23    -0.59     -0.24    -0.24     -0.25    -0.79     0.43     -0.76     0.68
------------------------------------------------------------------------------------------------------------------------
10-YEAR             8.09     7.46      7.64     7.64      7.64     7.64      7.39     7.39     8.05      7.42     8.29


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively), for periods prior to the inception of Prime A shares (November 1, 1998) and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the Fund. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B Shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. Class A, B and C shares were initially offered on November 18, 2002. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Asset Allocation Fund (March 4, 1996). Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the Fund. Trust shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                  Columbia Asset Allocation Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004



------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)     EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL    ACTUAL     HYPOTHETICAL     ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00         1,000.00      985.95       1,017.70        7.25        7.36               1.46
------------------------------------------------------------------------------------------------------------------------
Class B          1,000.00         1,000.00      982.50       1,013.95       10.95       11.13               2.21
------------------------------------------------------------------------------------------------------------------------
Class C          1,000.00         1,000.00      982.40       1,013.95       10.95       11.13               2.21
------------------------------------------------------------------------------------------------------------------------
Class G          1,000.00         1,000.00      983.10       1,014.20       10.71       10.88               2.16
------------------------------------------------------------------------------------------------------------------------
Class T          1,000.00         1,000.00      986.10       1,017.45        7.50        7.62               1.51
------------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00         1,000.00      987.45       1,018.95        6.01        6.11               1.21


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 9.46% WITHOUT SALES CHARGE.

o THE FUND'S RETURN FELL BETWEEN THE RETURNS OF ITS TWO BENCHMARKS, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX. IT WAS SLIGHTLY LESS THAN THE MORNINGSTAR(R) MODERATE ASSET ALLOCATION CATEGORY AVERAGE OF 9.72%.

o AN EMPHASIS ON LARGE-CAP STOCKS WITHIN THE EQUITY PORTION OF THE PORTFOLIO AIDED PERFORMANCE. HOWEVER, OUR DECISION TO LIGHTEN UP ON SMALL-CAP STOCKS AND HIGH-YIELD ISSUES TURNED OUT TO BE PREMATURE AS BOTH SECTORS CONTINUED TO PERFORM WELL.

                                                            LEHMAN
                                                           BROTHERS
                CLASS A               S&P 500              AGGREGATE
                SHARES                 INDEX              BOND INDEX

              [UP ARROW]            [UP ARROW]            [UP ARROW]
                 9.46%                13.87%                3.68%

                                    OBJECTIVE
                          Seeks a high total return by
                        providing both a current level of
                        income greater than that provided
                      by popular stock market averages, as
                         well as long-term growth in the
                           value of the Fund's assets.

                                TOTAL NET ASSETS
                                 $423.2 million

NET ASSET VALUE PER SHARE
AS OF 09/30/04 ($)

  Class A                                15.06
----------------------------------------------
  Class B                                15.06
----------------------------------------------
  Class C                                15.06
----------------------------------------------
  Class G                                15.06
----------------------------------------------
  Class T                                15.07
----------------------------------------------
  Class Z                                15.06

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 09/30/04 ($)

  Class A                                 0.27
----------------------------------------------
  Class B                                 0.15
----------------------------------------------
  Class C                                 0.15
----------------------------------------------
  Class G                                 0.16
----------------------------------------------
  Class T                                 0.26
----------------------------------------------
  Class Z                                 0.31

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                  Columbia Asset Allocation Fund

For the 12-month period ended September 30, 2004, Columbia Asset Allocation Fund class A shares returned 9.46% without sales charge. That compares with a 13.87% return for the S&P 500 Index and a 3.68% return for the Lehman Brothers Aggregate Bond Index. We expect the fund, which is typically divided between 60% stocks and 40% bonds, to generate a return that is between these two benchmarks. The fund's return fell slightly behind the average return of its peer group, the Morningstar(R) Moderate Asset Allocation Category, which was 9.72%. 1 We believe this modest underperformance was the result of the fund's lackluster performance in growth stocks as well as international stocks.

LARGE COMPANY FOCUS

Early in the period, we trimmed exposure to small-cap stocks to emphasize large-cap stocks. This shift turned out to be premature, because small-cap stocks continued to perform well up to the final months of the period.

The fund benefited from our strategy to diversify across value and growth stocks. Value stocks outperformed growth, but when the market began to shift near the end of the period, diversification helped dampen the fund's price volatility. In fact, we put more money to work in large-cap growth stocks as the sector became more attractively valued.

FINANCIALS, ENERGY AND CONSUMER STOCKS AIDED PERFORMANCE

The financial sector was the strongest contributor to the fund's performance. Industrials such as General Electric also boosted the fund's return. Strong profit margins and rising energy prices fuelled returns from ChevronTexaco and Exxon Mobil in the energy sector. The fund also benefited from owning eBay in the consumer discretionary sector. The online service company has successfully harnessed technological trends and global consumer demand to fuel rapid growth, and its stock was a stand-out performer for the period.

SHIFT FROM HIGH-YIELD BONDS WAS PREMATURE

Although the fund's bond holdings delivered respectable returns, we were premature in scaling back on the fund's substantial position in high-yield bonds. We became less enthusiastic about the sector as the yield advantage between high-yield and investment grade bonds narrowed.

1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[Sidebar]

TOP 5 EQUITY SECTORS AS OF 09/30/04 (%)

  Financials                              13.7
----------------------------------------------
  Health care                              8.8
----------------------------------------------
  Information technology                   8.7
----------------------------------------------
  Consumer discretionary                   8.4
----------------------------------------------
  Industrials                              7.3

TOP 10 EQUITY HOLDINGS
AS OF 09/30/04 (%)

  Microsoft Corp.                          1.1
----------------------------------------------
  Citigroup, Inc.                          1.1
----------------------------------------------
  General Electric Co.                     1.0
----------------------------------------------
  Pfizer, Inc.                             0.9
----------------------------------------------
  BP PLC                                   0.8
----------------------------------------------
  Johnson & Johnson                        0.8
----------------------------------------------
  Exxon Mobil Corp.                        0.8
----------------------------------------------
  PepsiCo, Inc.                            0.7
----------------------------------------------
  Wells Fargo & Co.                        0.7
----------------------------------------------
  Procter & Gamble Co.                     0.7

PORTFOLIO STRUCTURE AS OF 09/30/04 (%)

  Common stocks                           64.9
----------------------------------------------
  Corporate fixed-income bonds
     And notes                            14.9
----------------------------------------------
  Mortgage-backed securities              11.9
----------------------------------------------
  Asset-backed securities                  3.2
----------------------------------------------
  Government and agency obligations        2.1
----------------------------------------------
  Preferred stock                          0.3
----------------------------------------------
  Municipal security                       0.2
----------------------------------------------
  Cash equivalents, net other assets
     And liabilities                       2.5

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/04 (%)

  General Electric Co.                     1.0
----------------------------------------------
  ChevronTexaco Corp.                      0.1
----------------------------------------------
  Exxon Mobil PLC                          0.8
----------------------------------------------
  eBay Corp.                               0.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                  Columbia Asset Allocation Fund

ECONOMIC BACKDROP CONTINUES TO FAVOR EQUITIES

Uncertainties regarding Iraq, global terrorism and the US elections, as well as surging oil prices, have dampened stock performance in 2004. However, we believe that the fund's emphasis on stocks should prove beneficial even if the economy expands at 3.5% or more and corporate profits grow, albeit at a slower pace. We have positioned the fund to take advantage of this environment by 1) allocating 65% of its assets to stocks and 35% to bonds, 2) increasing exposure to large-cap growth stocks and international issues and 3) cutting back on exposure to high-yield and investment grade corporate bonds.

[Photo of Harvey B Hirschhorn]

Harvey Hirschhorn, CFA, is the lead manager for Columbia Asset Allocation Fund and has co-managed the fund since October 2002. He has been with the advisor or its predecessors or affiliate organizations since 1973. He is responsible for allocating the fund's assets among the various asset classes. The investment decisions for these asset classes are made by professionals with expertise in that class.

/s/ Harvey B Hirschhorn

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

PERFORMANCE OF A $10,000 INVESTMENT
10/01/94 - 09/30/04 ($)

  SALES CHARGE          WITHOUT          WITH
----------------------------------------------
  Class A               22,987          21,670
----------------------------------------------
  Class B               21,988          21,988
----------------------------------------------
  Class C               22,025          22,025
----------------------------------------------
  Class G               21,303          21,303
----------------------------------------------
  Class T               22,805          21,499
----------------------------------------------
  Class Z               23,757           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                  Columbia Large Cap Growth Fund

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

                                [MOUNTAIN CHART]

           CLASS A        CLASS A                    RUSSELL
       SHARES WITHOUT  SHARES WITH    S&P 500          1000
        SALES CHARGE   SALES CHARGE    INDEX       GROWTH INDEX
       --------------  ------------   ---------    ------------
10/1994  10,000.00       9,425.00     10,000.00     10,000.00
         10,260.00       9,670.00     10,225.00     10,235.00
          9,978.00       9,404.00      9,853.00      9,906.00
         10,014.00       9,438.00      9,999.00     10,073.00
         10,227.00       9,639.00     10,258.00     10,288.00
         10,513.00       9,909.00     10,658.00     10,720.00
         10,817.00      10,195.00     10,972.00     11,033.00
         11,142.00      10,501.00     11,295.00     11,274.00
         11,562.00      10,897.00     11,746.00     11,666.00
         11,927.00      11,241.00     12,019.00     12,117.00
         12,296.00      11,589.00     12,418.00     12,621.00
         12,237.00      11,533.00     12,449.00     12,635.00
         12,711.00      11,981.00     12,974.00     13,217.00
         12,778.00      12,043.00     12,928.00     13,226.00
         13,301.00      12,537.00     13,495.00     13,741.00
         13,384.00      12,614.00     13,756.00     13,819.00
         13,828.00      13,033.00     14,223.00     14,281.00
         14,009.00      13,204.00     14,356.00     14,542.00
         14,106.00      13,295.00     14,493.00     14,561.00
         14,378.00      13,552.00     14,706.00     14,944.00
         14,703.00      13,858.00     15,086.00     15,466.00
         14,714.00      13,868.00     15,143.00     15,487.00
         13,921.00      13,120.00     14,474.00     14,580.00
         14,238.00      13,419.00     14,779.00     14,956.00
         15,038.00      14,173.00     15,611.00     16,045.00
         15,401.00      14,515.00     16,042.00     16,141.00
         16,437.00      15,492.00     17,255.00     17,353.00
         16,126.00      15,199.00     16,913.00     17,013.00
         16,923.00      15,950.00     17,970.00     18,206.00
         16,569.00      15,617.00     18,111.00     18,082.00
         16,094.00      15,168.00     17,366.00     17,104.00
         16,971.00      15,995.00     18,403.00     18,239.00
         18,138.00      17,095.00     19,524.00     19,556.00
         18,692.00      17,617.00     20,398.00     20,338.00
         20,320.00      19,151.00     22,022.00     22,136.00
         19,651.00      18,521.00     20,789.00     20,841.00
         20,675.00      19,486.00     21,928.00     21,867.00
         20,272.00      19,106.00     21,196.00     21,058.00
         20,740.00      19,548.00     22,177.00     21,953.00
         21,035.00      19,825.00     22,559.00     22,198.00
         21,224.00      20,004.00     22,809.00     22,862.00
         22,620.00      21,320.00     24,453.00     24,581.00
         23,785.00      22,418.00     25,706.00     25,562.00
         24,233.00      22,839.00     25,965.00     25,915.00
         23,377.00      22,033.00     25,519.00     25,179.00
         24,132.00      22,745.00     26,555.00     26,720.00
         23,770.00      22,403.00     26,273.00     26,544.00
         19,836.00      18,696.00     22,474.00     22,559.00
         21,310.00      20,085.00     23,915.00     24,292.00
         23,258.00      21,921.00     25,859.00     26,245.00
         24,511.00      23,102.00     27,426.00     28,242.00
         26,406.00      24,888.00     29,006.00     30,790.00
         27,563.00      25,978.00     30,218.00     32,597.00
         26,447.00      24,926.00     29,278.00     31,107.00
         27,951.00      26,344.00     30,449.00     32,747.00
         28,482.00      26,845.00     31,628.00     32,789.00
         27,693.00      26,101.00     30,881.00     31,783.00
         29,862.00      28,145.00     32,595.00     34,008.00
         28,921.00      27,258.00     31,578.00     32,926.00
         28,522.00      26,882.00     31,424.00     33,463.00
         28,245.00      26,621.00     30,563.00     32,760.00
         29,627.00      27,923.00     32,497.00     35,233.00
         30,752.00      28,984.00     33,157.00     37,136.00
         33,274.00      31,361.00     35,110.00     40,998.00
         32,036.00      30,194.00     33,347.00     39,075.00
         32,927.00      31,034.00     32,717.00     40,986.00
         36,236.00      34,152.00     35,917.00     43,921.00
         35,660.00      33,609.00     34,836.00     41,830.00
         34,337.00      32,363.00     34,122.00     39,722.00
         35,391.00      33,356.00     34,964.00     42,733.00
         35,012.00      32,999.00     34,419.00     40,951.00
         37,596.00      35,435.00     36,556.00     44,657.00
         35,686.00      33,634.00     34,626.00     40,432.00
         35,069.00      33,053.00     34,481.00     38,520.00
         31,706.00      29,883.00     31,764.00     32,842.00
         32,803.00      30,917.00     31,919.00     31,804.00
         33,593.00      31,662.00     33,052.00     34,002.00
         30,170.00      28,436.00     30,038.00     28,228.00
         27,672.00      26,081.00     28,134.00     25,157.00
         29,676.00      27,969.00     30,320.00     28,340.00
         29,812.00      28,098.00     30,523.00     27,923.00
         28,527.00      26,887.00     29,781.00     27,275.00
         28,057.00      26,443.00     29,489.00     26,593.00
         26,166.00      24,661.00     27,643.00     24,418.00
         23,633.00      22,274.00     25,410.00     21,981.00
         24,398.00      22,996.00     25,895.00     23,135.00
         26,228.00      24,720.00     27,881.00     25,358.00
         26,637.00      25,106.00     28,126.00     25,310.00
         25,687.00      24,210.00     27,716.00     24,862.00
         24,847.00      23,418.00     27,181.00     23,830.00
         26,491.00      24,968.00     28,203.00     24,655.00
         24,860.00      23,430.00     26,494.00     22,643.00
         24,278.00      22,882.00     26,298.00     22,095.00
         22,127.00      20,855.00     24,425.00     20,051.00
         20,496.00      19,318.00     22,523.00     18,948.00
         20,644.00      19,457.00     22,669.00     19,005.00
         18,356.00      17,301.00     20,205.00     17,034.00
         19,852.00      18,711.00     21,983.00     18,597.00
         20,914.00      19,712.00     23,278.00     19,606.00
         19,478.00      18,358.00     21,911.00     18,252.00
         18,969.00      17,879.00     21,337.00     17,808.00
         18,772.00      17,693.00     21,017.00     17,726.00
         18,971.00      17,880.00     21,221.00     18,056.00
         20,407.00      19,234.00     22,970.00     19,390.00
         21,509.00      20,272.00     24,180.00     20,358.00
         21,595.00      20,353.00     24,490.00     20,639.00
         21,794.00      20,541.00     24,921.00     21,153.00
         22,352.00      21,066.00     25,407.00     21,679.00
         21,782.00      20,529.00     25,137.00     21,447.00
         22,971.00      21,650.00     26,560.00     22,653.00
         23,256.00      21,919.00     26,794.00     22,890.00
         23,800.00      22,432.00     28,198.00     23,682.00
         24,209.00      22,817.00     28,717.00     24,166.00
         24,357.00      22,957.00     29,116.00     24,320.00
         24,072.00      22,688.00     28,676.00     23,868.00
         23,403.00      22,057.00     28,226.00     23,591.00
         24,035.00      22,653.00     28,613.00     24,030.00
         24,419.00      23,015.00     29,168.00     24,330.00
         22,835.00      21,522.00     28,202.00     22,956.00
         22,538.00      21,242.00     28,315.00     22,843.00
09/2004  22,987.00      21,670.00     28,612.00     23,060.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Standard and Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The S&P 500 Index was the fund's previous benchmark. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION            11/01/98           11/01/98           11/18/02           03/04/96           12/14/90       12/14/90
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-Year              5.57    -0.48      4.72    -0.28      4.77     3.77      4.75    -0.25      5.49    -0.59     5.83
------------------------------------------------------------------------------------------------------------------------
5-Year             -4.04    -5.16     -4.82    -5.14     -4.79    -4.79     -4.96    -5.43     -4.21    -5.34    -3.84
------------------------------------------------------------------------------------------------------------------------
10-Year             8.68     8.04      8.20     8.20      8.22     8.22      7.86     7.86      8.59     7.95     9.04


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE"RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class A and class B shares were initially offered by the Fund. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively) for periods prior to the date of inception of Prime A shares and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the Fund. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Equity Growth Fund (March 4, 1996). Retail A shares were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the Fund. Trust shares of the Galaxy Equity Growth Fund were initially offered on December 14, 1990.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                  Columbia Large Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004



------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL    ACTUAL     HYPOTHETICAL     ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00         1,000.00      955.90       1,018.55        6.31        6.51               1.29
------------------------------------------------------------------------------------------------------------------------
Class B          1,000.00         1,000.00      952.10       1,014.80        9.96       10.28               2.04
------------------------------------------------------------------------------------------------------------------------
Class C          1,000.00         1,000.00      952.05       1,014.80        9.96       10.28               2.04
------------------------------------------------------------------------------------------------------------------------
Class G          1,000.00         1,000.00      953.80       1,015.05        9.72       10.02               1.99
------------------------------------------------------------------------------------------------------------------------
Class T          1,000.00         1,000.00      955.60       1,018.30        6.55        6.76               1.34
------------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00         1,000.00      956.35       1,019.80        5.09        5.25               1.04


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 5.57% WITHOUT SALES CHARGE.

o AS WORLDWIDE ECONOMIC GROWTH PICKED UP, THE FUND'S INDUSTRIAL STOCKS HELPED PERFORMANCE. CONSUMER STAPLES STOCKS ALSO PERFORMED WELL.

o STOCK SELECTION AND OVERWEIGHT POSITIONS IN TECHNOLOGY AND CONSUMER CYCLICAL SECTORS HURT PERFORMANCE RELATIVE TO THE FUND'S BENCHMARKS.

                                                            RUSSELL
                CLASS A               S&P 500             1000 GROWTH
                SHARES                 INDEX                 INDEX

              [UP ARROW]             [UP ARROW]            [UP ARROW]
                 5.57%                13.87%                 7.51%

                                    OBJECTIVE
                             Seeks long-term capital
                                  appreciation.

                                TOTAL NET ASSETS
                                 $908.0 million

NET ASSET VALUE PER SHARE
AS OF 09/30/04 ($)

  Class A                                18.57
----------------------------------------------
  Class B                                17.76
----------------------------------------------
  Class C                                17.79
----------------------------------------------
  Class G                                17.21
----------------------------------------------
  Class T                                18.46
----------------------------------------------
  Class Z                                18.87

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 09/30/04 ($)

  Class A                                 0.00
----------------------------------------------
  Class B                                 0.00
----------------------------------------------
  Class C                                 0.00
----------------------------------------------
  Class G                                 0.00
----------------------------------------------
  Class T                                 0.00
----------------------------------------------
  Class Z                                 0.01

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                  Columbia Large Cap Growth Fund

For the 12-month period ended September 30, 2004, class A shares of Columbia Large Cap Growth Fund returned 5.57% without sales charge. The fund underperformed the Russell 1000 Growth Index and the S&P 500 Index, which returned 7.51% and 13.87%, respectively, over the same period. The fund also trailed the average return of its peer group, the Morningstar(R) Large Growth Category, which was 7.61%. 1

The fund's focus on large, profitable companies with strong competitive positions, healthy balance sheets and above-average sales growth led us to invest in what turned out to be top-performing stocks in the industrial and consumer staples sectors. However, the fund's exposure to technology on average was higher than its weight in the Russell 1000 Growth Index. This hurt performance because technology was a weak performer during the period. Stock selection in technology and financials also detracted from the fund's return.

STRONG GAINS FROM INDUSTRIALS, CONSUMER STAPLES SECTORS

An above-average stake in industrials helped the fund as world economic growth, particularly in China, was strong. Phelps Dodge and Praxair contributed to portfolio performance. Tyco International, an industrial conglomerate under new management, performed particularly well. With US economic growth maturing, we added to our holdings of high quality growth companies, buying NIKE, Carnival and Hershey Foods. Costco Wholesale, a warehouse chain that sells consumer goods, was a standout performer as it reduced employee related costs and produced strong sales growth via its superior product offering.

Consumer discretionary stocks also aided performance. Top performers included XM Satellite Radio Holdings and eBay. XM benefited from greater penetration of the consumer market with its terrific product which has no commercials and virtually unlimited range. By contrast, traditional media stocks such as Clear Channel and Viacom, which the fund does not hold, were disappointing performers as they sold less advertising than expected because advertisers are increasingly using the internet medium and consumers are choosing to subscribe to commercial free radio. Meanwhile, eBay rallied as its robust growth continued to exceed investor expectations. Niche retailers Chico's FAS and Coach also delivered strong results.

MIXED HEALTH CARE AND TECHNOLOGY RETURNS

The fund's health care returns were mixed. Medical product and device companies, such as Alcon and St. Jude Medical, rallied nicely amid new product introductions. However, the fund lost some ground by not owning more shares of Johnson & Johnson when its stock price took off in the spring of 2004. Biotechnology stocks further detracted from performance. In particular, Amgen was hurt by concerns about Medicare reimbursement.

1 (C)2004 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[Sidebar]

SECTORS AS OF 09/30/04 (%)

  Consumer discretionary                  16.1
----------------------------------------------
  Consumer staples                        10.4
----------------------------------------------
  Energy                                   1.5
----------------------------------------------
  Financials                               8.8
----------------------------------------------
  Health care                             23.6
----------------------------------------------
  Industrials                             10.1
----------------------------------------------
  Information technology                  24.7
----------------------------------------------
  Materials                                4.8

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/04 (%)

  Microsoft Corp.                          4.9
----------------------------------------------
  Pfizer, Inc.                             3.2
----------------------------------------------
  Johnson & Johnson                        3.2
----------------------------------------------
  Praxair, Inc.                            2.5
----------------------------------------------
  Tyco International Ltd.                  2.4
----------------------------------------------
  Cisco Systems, Inc.                      2.4
----------------------------------------------
  Teva Pharmaceutical
     Industries Ltd. ADR                   2.2
----------------------------------------------
  Zimmer Holdings, Inc.                    2.1
----------------------------------------------
  Lowe's Companies                         1.9
----------------------------------------------
  Procter & GAMBLE CO.                     1.8

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/04 (%)

  Phelps Dodge Corp.                       0.9
----------------------------------------------
  Praxair, Inc.                            2.5
----------------------------------------------
  Tyco International Ltd.                  2.4
----------------------------------------------
  NIKE, Inc.                               0.8
----------------------------------------------
  Carnival Corp.                           0.9
----------------------------------------------
  Hershey Foods Corp.                      0.7
----------------------------------------------
  Costco Wholesale Corp.                   1.3
----------------------------------------------
  XM Satellite Radio Holdings, Inc.        1.0
----------------------------------------------
  eBay Corp.                               1.2
----------------------------------------------
  Chico's FAS, Inc.                        1.3
----------------------------------------------
  Coach, Inc.                              1.0
----------------------------------------------
  Alcon, Inc.                              1.1
----------------------------------------------
  St. Jude Medical, Inc.                   1.5
----------------------------------------------
  Johnson & Johnson                        3.2
----------------------------------------------
  Amgen, Inc.                              0.8
----------------------------------------------
  Cognizant Technology Solutions Corp.     1.2
----------------------------------------------
  QUALCOMM, Inc.                           1.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                  Columbia Large Cap Growth Fund

Within technology, the fund owned a range of companies we believed could benefit from an improving economy, increased corporate spending and the growing popularity of advanced communication devices. However, the technology sector had the largest negative impact on performance. The fund's exposure to technology was higher on average than its weight in the Russell 1000 Growth Index, and technology lagged the broader market. Stock selection also detracted from performance. The fund did well by overweighting Cognizant Technology Solutions and QUALCOMM and not owning Applied Materials. However, the gains realized from these stocks were not enough to overcome losses from Seagate Technology, down 50% in the fund, and Red Hat, which were sold before the end of the period. We overestimated demand for information technology equipment and underestimated the supply growth from China where manufacturers continue to access low cost labor.

OPTIMISTIC OUTLOOK FOR LARGE-CAP STOCKS

In a pattern reminiscent of the underperformance of value stocks during the technology bubble years of the late 1990s, large-cap growth stocks have underperformed nearly every domestic equity category. As a result, valuations of large-cap growth stocks, in our opinion, have become attractive compared to value stocks on a historical basis. We are optimistic about the prospects for large-cap growth stocks. We expect high quality companies with strong growth records and earnings prospects that are not dependent on economic performance to do better than the low quality companies that performed well coming out of the 2002 bear market bottom. We have maintained a diversified and balanced approach to sector exposure while picking what we believe are growth stocks with growth potential, attractive valuations and strong balance sheets.

Alexander S. Macmillan has co-managed the Columbia Large Cap Growth Fund since July 2003 and has been with the advisor or its predecessors or affiliate organizations since 1989.

/s/ Alexander S. Macmillan

Paul J. Berlinguet has co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since October 2003.

/s/ Paul J. Berlinguet

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund may invest in foreign securities, which have special risks, including political or economic instability and higher transaction costs; different regulations, accounting standards, trading practices and levels of information; and currency exchange rate fluctuations.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
10/01/94 - 09/30/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  Class A               24,974          23,539
----------------------------------------------
  Class B               23,485          23,485
----------------------------------------------
  Class C               23,447          23,447
----------------------------------------------
  Class G               23,514          23,514
----------------------------------------------
  Class T               24,931          23,499
----------------------------------------------
  Class Z               25,906           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                 Columbia Disciplined Value Fund

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

                                [MOUNTAIN CHART]

          CLASS A        CLASS A       RUSSELL
       SHARES WITHOUT  SHARES WITH       1000        S&P 500
        SALES CHARGE   SALES CHARGE  GROWTH INDEX     INDEX
       --------------  ------------  ------------  ------------
10/1994   10000.00        9425.00     10000.00       10000.00
          10137.00        9554.00     10139.00       10225.00
           9939.00        9368.00      9730.00        9853.00
          10031.00        9454.00      9843.00        9999.00
          10166.00        9582.00     10146.00       10258.00
          10496.00        9892.00     10548.00       10658.00
          10722.00       10106.00     10780.00       10972.00
          10850.00       10226.00     11121.00       11295.00
          11341.00       10689.00     11588.00       11746.00
          11634.00       10965.00     11744.00       12019.00
          11881.00       11197.00     12153.00       12418.00
          11940.00       11253.00     12325.00       12449.00
          12307.00       11599.00     12771.00       12974.00
          12246.00       11542.00     12644.00       12928.00
          12887.00       12146.00     13284.00       13495.00
          12816.00       12079.00     13617.00       13756.00
          13232.00       12472.00     14042.00       14223.00
          13473.00       12699.00     14149.00       14356.00
          13504.00       12728.00     14390.00       14493.00
          13746.00       12956.00     14444.00       14706.00
          14099.00       13289.00     14625.00       15086.00
          14056.00       13247.00     14637.00       15143.00
          13507.00       12731.00     14083.00       14474.00
          13972.00       13169.00     14486.00       14779.00
          14654.00       13811.00     15063.00       15611.00
          14878.00       14023.00     15646.00       16042.00
          16025.00       15104.00     16780.00       17255.00
          15520.00       14628.00     16565.00       16913.00
          16247.00       15312.00     17368.00       17970.00
          16183.00       15253.00     17624.00       18111.00
          15453.00       14565.00     16989.00       17366.00
          16317.00       15379.00     17703.00       18403.00
          17561.00       16551.00     18692.00       19524.00
          17864.00       16837.00     19494.00       20398.00
          19533.00       18410.00     20960.00       22022.00
          18953.00       17863.00     20214.00       20789.00
          19880.00       18737.00     21435.00       21928.00
          19265.00       18158.00     20837.00       21196.00
          19699.00       18566.00     21758.00       22177.00
          19813.00       18674.00     22393.00       22559.00
          20083.00       18928.00     22075.00       22809.00
          21697.00       20450.00     23561.00       24453.00
          22795.00       21484.00     25003.00       25706.00
          23000.00       21678.00     25171.00       25965.00
          22115.00       20843.00     24798.00       25519.00
          22761.00       21452.00     25115.00       26555.00
          22003.00       20737.00     24673.00       26273.00
          18399.00       17341.00     21002.00       22474.00
          19284.00       18175.00     22208.00       23915.00
          21169.00       19952.00     23929.00       25859.00
          22708.00       21403.00     25044.00       27426.00
          24518.00       23109.00     25895.00       29006.00
          25526.00       24058.00     26102.00       30218.00
          24357.00       22956.00     25734.00       29278.00
          25114.00       23670.00     26267.00       30449.00
          25845.00       24359.00     28720.00       31628.00
          25473.00       24008.00     28404.00       30881.00
          26961.00       25410.00     29228.00       32595.00
          25885.00       24397.00     28372.00       31578.00
          24663.00       23245.00     27319.00       31424.00
          23642.00       22283.00     26366.00       30563.00
          24266.00       22871.00     27884.00       32497.00
          24400.00       22997.00     27667.00       33157.00
          26157.00       24653.00     27800.00       35110.00
          24530.00       23119.00     26893.00       33347.00
          24007.00       22627.00     24895.00       32717.00
          26965.00       25414.00     27932.00       35917.00
          26520.00       24995.00     27608.00       34836.00
          26321.00       24808.00     27898.00       34122.00
          24923.00       23490.00     26623.00       34964.00
          24495.00       23086.00     26956.00       34419.00
          26765.00       25226.00     28455.00       36556.00
          25738.00       24258.00     28717.00       34626.00
          26167.00       24663.00     29423.00       34481.00
          23804.00       22436.00     28332.00       31764.00
          25321.00       23865.00     29751.00       31919.00
          27914.00       26309.00     29864.00       33052.00
          25884.00       24396.00     29034.00       30038.00
          25077.00       23635.00     28009.00       28134.00
          27183.00       25620.00     29381.00       30320.00
          27730.00       26135.00     30042.00       30523.00
          26809.00       25267.00     29375.00       29781.00
          27203.00       25639.00     29314.00       29489.00
          25794.00       24311.00     28138.00       27643.00
          22428.00       21138.00     26157.00       25410.00
          23480.00       22130.00     25932.00       25895.00
          25586.00       24115.00     27439.00       27881.00
          26538.00       25012.00     28087.00       28126.00
          26055.00       24556.00     27870.00       27716.00
          24877.00       23447.00     27915.00       27181.00
          26671.00       25137.00     29235.00       28203.00
          25302.00       23847.00     28233.00       26494.00
          25302.00       23847.00     28374.00       26298.00
          22661.00       21358.00     26745.00       24425.00
          20442.00       19267.00     24258.00       22523.00
          20289.00       19122.00     24442.00       22669.00
          17820.00       16795.00     21724.00       20205.00
          18476.00       17413.00     23334.00       21983.00
          19575.00       18449.00     24804.00       23278.00
          18649.00       17577.00     23727.00       21911.00
          18399.00       17341.00     23153.00       21337.00
          17705.00       16687.00     22535.00       21017.00
          17783.00       16761.00     22573.00       21221.00
          19268.00       18160.00     24560.00       22970.00
          20523.00       19343.00     26146.00       24180.00
          20851.00       19652.00     26473.00       24490.00
          21101.00       19888.00     26868.00       24921.00
          21525.00       20288.00     27287.00       25407.00
          21256.00       20034.00     27019.00       25137.00
          22453.00       21162.00     28673.00       26560.00
          22704.00       21399.00     29063.00       26794.00
          23919.00       22544.00     30853.00       28198.00
          24386.00       22983.00     31396.00       28717.00
          24773.00       23349.00     32068.00       29116.00
          24578.00       23164.00     31786.00       28676.00
          24052.00       22669.00     31010.00       28226.00
          24246.00       22852.00     31327.00       28613.00
          24938.00       23504.00     32066.00       29168.00
          24466.00       23059.00     31614.00       28202.00
          24779.00       23355.00     32063.00       28315.00
09/2004   24974.00       23539.00     32560.00       28612.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The S&P 500 Index was the fund's previous benchmark. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS               A                   B                  C                  G                T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION             11/25/02            11/25/02           11/25/02           03/04/96          09/01/88      09/01/88
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-Year             17.53    10.79     16.64    11.64     16.67    15.67     16.67    11.67     17.54    10.79     17.86
------------------------------------------------------------------------------------------------------------------------
5-Year              1.10    -0.09      0.30     0.03      0.27     0.27     0.33     -0.09      1.07    -0.13      1.46
------------------------------------------------------------------------------------------------------------------------
10-Year             9.58     8.94      8.91     8.91      8.90     8.90     8.93      8.93      9.57     8.92      9.99


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE"RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the Retail A shares (for class A shares) and Retail B shares (for class B and class C shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the Fund. The returns shown for class B and class C shares also include the performance of Retail A shares of the Galaxy Equity Value Fund for periods prior to the inception of Retail B shares (March 4, 1996). Class B and class C shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charge applicable to class G shares), for periods prior to the inception of Retail B shares of the Galaxy Equity Value Fund (March 4, 1996). Retail A shares were initially offered on September 1, 1988. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the Fund.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                 Columbia Disciplined Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004



------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL    ACTUAL     HYPOTHETICAL    ACTUAL    HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00         1,000.00     1,016.75      1,018.40        6.66        6.66               1.32
------------------------------------------------------------------------------------------------------------------------
Class B          1,000.00         1,000.00     1,014.65      1,014.65       10.43       10.43               2.07
------------------------------------------------------------------------------------------------------------------------
Class C          1,000.00         1,000.00     1,015.85      1,014.65       10.43       10.43               2.07
------------------------------------------------------------------------------------------------------------------------
Class G          1,000.00         1,000.00     1,015.40      1,014.90       10.18       10.18               2.02
------------------------------------------------------------------------------------------------------------------------
Class T          1,000.00         1,000.00     1,018.05      1,018.15        6.91        6.91               1.37
------------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00         1,000.00     1,018.35      1,019.65        5.40        5.40               1.07


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 17.53% WITHOUT SALES CHARGE.

o A FAVORABLE ENVIRONMENT FOR VALUE STOCKS HELPED THE FUND, ITS BENCHMARK AND PEER GROUP ACHIEVE DOUBLE-DIGIT RETURNS.

o GOOD STOCK SELECTION, AS WELL AS THE FUND'S EMPHASIS ON RELATIVELY STABLE, HIGHER QUALITY COMPANIES MADE A STRONG CONTRIBUTION TO PERFORMANCE. HOWEVER, IN A MARKET THAT FAVORED STOCKS OF SMALLER, MORE SPECULATIVE COMPANIES, OUR FOCUS ON QUALITY CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE RELATIVE TO THE RUSSELL 1000 VALUE INDEX.

                                                            RUSSELL
                CLASS A              S&P 500              1000 VALUE
                 SHARES               INDEX                  INDEX

               [UP ARROW]           [UP ARROW]            [UP ARROW]
                 17.53%               13.87%                20.52%

                                    OBJECTIVE
                            Seeks long-term capital
                           appreciation, with income
                              as a secondary goal.

                                TOTAL NET ASSETS
                                 $429.2 million

NET ASSET VALUE PER SHARE
AS OF 09/30/04 ($)

  Class A                                12.71
----------------------------------------------
  Class B                                12.16
----------------------------------------------
  Class C                                12.14
----------------------------------------------
  Class G                                12.17
----------------------------------------------
  Class T                                12.72
----------------------------------------------
  Class Z                                12.95

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 09/30/04 ($)

  Class A                                 0.23
----------------------------------------------
  Class B                                 0.07
----------------------------------------------
  Class C                                 0.07
----------------------------------------------
  Class G                                 0.08
----------------------------------------------
  Class T                                 0.20
----------------------------------------------
  Class Z                                 0.28

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                 Columbia Disciplined Value Fund

For the 12-month period ended September 30, 2004, Columbia Disciplined Value Fund class A shares returned 17.53% without sales charge. The fund trailed the Russell 1000 Value Index, which returned 20.52% for the same period, but beat the 13.87% return of the S&P 500 Index and the 16.86% return of the Morningstar(R) Large Value Category. 1 Good stock selection, as well as the fund's emphasis on relatively stable, higher quality companies made a strong contribution to performance. However, in a market that favored stocks of smaller, speculative companies, our focus on quality contributed to the fund's underperformance relative to the Russell 1000 Value Index.

TOP PERFORMERS IN MANY INDUSTRIES

The fund's top performers represented a spectrum of industry groups. TXU (formerly Texas Utilities) more than doubled as new leadership took steps to restructure the company. TXU sold some non-core businesses and reduced debt. Thanks to these moves, the perception of the company's growth potential increased dramatically and investors rewarded it with a higher stock price. In the chemical industry, Monsanto enjoyed higher revenues from global corn and seed sales and from pesticides and herbicides outside the United States. The fund took profits from the stock and sold its position. In the consumer sector, Gillette reported record net sales and profits, spurred by strong sales of new products, including a new razor for men. The company also benefited from ongoing cost savings and increased manufacturing productivity. In the energy sector, ChevronTexaco and Valero Energy benefited from rising oil prices. Valero Energy was sold before the end of the period.

BIGGEST DISAPPOINTMENT FROM MERCK

The biggest detractor from performance was pharmaceutical giant Merck. The company withdrew arthritis drug and painkiller Vioxx from all markets on September 30, the last day of the reporting period, because of reports that the drug increased the risk of heart attacks and strokes. As a result, the stock's price fell more than 25% in one day. Beyond the loss of Vioxx, Merck's patent for Zocor, its best selling cholesterol treatment, expires in 2006. The company is also experiencing increased competition for four of its five major drugs.

1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[Sidebar]

SECTORS AS OF 09/30/04 (%)

  Consumer discretionary                   9.2
----------------------------------------------
  Consumer staples                         7.6
----------------------------------------------
  Energy                                  12.7
----------------------------------------------
  Financials                              31.6
----------------------------------------------
  Health care                              4.8
----------------------------------------------
  Industrials                              8.4
----------------------------------------------
  Information technology                   8.0
----------------------------------------------
  Materials                                6.9
----------------------------------------------
  Telecommunication services               5.5
----------------------------------------------
  Utilities                                5.3

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/04 (%)

  Exxon Mobil Corp.                        5.2
----------------------------------------------
  ChevronTexaco Corp.                      4.7
----------------------------------------------
  JPMorgan Chase & CO.                     4.2
----------------------------------------------
  SBC Communications, Inc.                 4.0
----------------------------------------------
  General Electric Co.                     4.0
----------------------------------------------
  Citigroup, Inc.                          4.0
----------------------------------------------
  Wachovia Corp.                           3.6
----------------------------------------------
  International Business Machines Corp.    3.2
----------------------------------------------
  Freddie Mac                              3.1
----------------------------------------------
  Prudential Financial, Inc.               2.9

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/04 (%)

  TXU Corp.                                0.6
----------------------------------------------
  Gillette Co.                             2.6
----------------------------------------------
  ChevronTexaco Corp.                      4.7
----------------------------------------------
  Merck & Co., Inc.                        2.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                 Columbia Disciplined Value Fund

FAVORABLE CLIMATE FOR LARGE-CAP STOCKS

We believe that the economy has the potential to strengthen in the months ahead and that large-cap stocks have the potential to outperform small-cap stocks because they are more reasonably priced relative to their earnings growth. Large-cap stocks have a long history of superior performance when the outlook for the economy is favorable. Yet, uncertainty over higher oil prices could put a damper on growth. If consumers are required to spend more to drive their cars and heat their homes, there will be less to spend on other consumer goods. Given this uncertainty, we will maintain our focus on stock selection, seeking attractively priced stocks of companies we view as having improving business prospects.

[Photo of Michael A. Welhoelter]

Michael A. Welhoelter has managed or co-managed the fund since January 2003 and has been with the advisor or its predecessors or affiliate organizations since November 2001.

/s/ Michael A. Welhoelter

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

This fund may invest in small- and mid-cap companies, which may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT 10/01/94 -
09/30/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  Class A               14,393          13,562
----------------------------------------------
  Class B               13,901          13,901
----------------------------------------------
  Class C               13,810          13,810
----------------------------------------------
  Class G               13,672          13,672
----------------------------------------------
  Class T               14,230          13,409
----------------------------------------------
  Class Z               15,016           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                              Columbia International Equity Fund

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

                                [MOUNTAIN CHART]

           CLASS A        CLASS A       MSCI ALL
       SHARES WITHOUT  SHARES WITH   COUNTRY WORLD   MSCI EAFE
        SALES CHARGE   SALES CHARGE  EX U.S. INDEX     INDEX
       --------------  ------------  -------------  -----------
10/1994   10000.00        9425.00      10000.00       10000.00
          10233.00        9645.00      10269.00       10333.00
           9698.00        9140.00       9774.00        9836.00
           9647.00        9093.00       9752.00        9898.00
           9206.00        8677.00       9309.00        9518.00
           9167.00        8640.00       9259.00        9490.00
           9600.00        9048.00       9782.00       10082.00
           9914.00        9344.00      10163.00       10462.00
          10001.00        9426.00      10117.00       10337.00
           9907.00        9337.00       9978.00       10156.00
          10465.00        9864.00      10544.00       10789.00
          10150.00        9567.00      10178.00       10378.00
          10261.00        9671.00      10352.00       10580.00
          10167.00        9582.00      10075.00       10296.00
          10394.00        9797.00      10312.00       10582.00
          10712.00       10097.00      10720.00       11008.00
          10939.00       10310.00      10867.00       11053.00
          11027.00       10393.00      10867.00       11091.00
          11238.00       10592.00      11071.00       11326.00
          11577.00       10911.00      11406.00       11656.00
          11439.00       10782.00      11235.00       11441.00
          11471.00       10812.00      11292.00       11505.00
          11076.00       10439.00      10917.00       11169.00
          11011.00       10378.00      10982.00       11194.00
          11326.00       10675.00      11254.00       11492.00
          11270.00       10622.00      11142.00       11374.00
          11746.00       11071.00      11572.00       11827.00
          11786.00       11109.00      11437.00       11675.00
          11829.00       11149.00      11227.00       11266.00
          11941.00       11254.00      11432.00       11451.00
          12035.00       11343.00      11408.00       11492.00
          12216.00       11514.00      11505.00       11553.00
          12965.00       12219.00      12215.00       12305.00
          13911.00       13111.00      12889.00       12983.00
          14633.00       13792.00      13150.00       13193.00
          13351.00       12584.00      12115.00       12208.00
          14521.00       13686.00      12770.00       12891.00
          13059.00       12308.00      11682.00       11900.00
          13016.00       12267.00      11536.00       11779.00
          13387.00       12617.00      11669.00       11881.00
          13670.00       12884.00      12018.00       12424.00
          14742.00       13894.00      12819.00       13222.00
          15531.00       14638.00      13263.00       13629.00
          15815.00       14906.00      13359.00       13737.00
          16142.00       15214.00      13115.00       13669.00
          16249.00       15315.00      13067.00       13773.00
          16595.00       15641.00      13191.00       13912.00
          14575.00       13737.00      11331.00       12189.00
          13876.00       13078.00      11092.00       11814.00
          14842.00       13988.00      12254.00       13045.00
          15852.00       14941.00      12912.00       13713.00
          16369.00       15428.00      13357.00       14254.00
          17107.00       16124.00      13342.00       14211.00
          16526.00       15575.00      13043.00       13873.00
          16803.00       15837.00      13673.00       14451.00
          17440.00       16437.00      14357.00       15036.00
          16831.00       15864.00      13682.00       14262.00
          17523.00       16516.00      14311.00       14818.00
          17865.00       16838.00      14646.00       15258.00
          18337.00       17282.00      14698.00       15315.00
          18623.00       17552.00      14796.00       15470.00
          19371.00       18257.00      15346.00       16050.00
          20479.00       19302.00      15960.00       16607.00
          23172.00       21840.00      17483.00       18098.00
          22095.00       20824.00      16534.00       16949.00
          23787.00       22419.00      16980.00       17405.00
          23728.00       22363.00      17618.00       18080.00
          21566.00       20326.00      16635.00       17129.00
          20803.00       19607.00      16209.00       16711.00
          21487.00       20252.00      16900.00       17364.00
          20793.00       19597.00      16232.00       16637.00
          21076.00       19864.00      16434.00       16781.00
          19843.00       18702.00      15522.00       15964.00
          19109.00       18010.00      15028.00       15587.00
          18102.00       17061.00      14355.00       15003.00
          18509.00       17445.00      14844.00       15536.00
          18646.00       17574.00      15067.00       15528.00
          16996.00       16019.00      13874.00       14363.00
          15733.00       14828.00      12893.00       13405.00
          16688.00       15728.00      13769.00       14337.00
          15949.00       15032.00      13389.00       13831.00
          15244.00       14367.00      12877.00       13265.00
          14846.00       13992.00      12589.00       13024.00
          14095.00       13284.00      12277.00       12694.00
          12434.00       11719.00      10975.00       11408.00
          12730.00       11998.00      11282.00       11700.00
          13390.00       12620.00      11798.00       12132.00
          13449.00       12675.00      11950.00       12204.00
          12790.00       12054.00      11438.00       11556.00
          13067.00       12316.00      11521.00       11636.00
          13702.00       12914.00      12132.00       12322.00
          13656.00       12870.00      12226.00       12347.00
          13609.00       12827.00      12359.00       12503.00
          13043.00       12293.00      11825.00       12006.00
          11588.00       10921.00      10672.00       10821.00
          11334.00       10682.00      10673.00       10796.00
          10306.00        9713.00       9542.00        9636.00
          10722.00       10106.00      10053.00       10154.00
          11080.00       10443.00      10537.00       10615.00
          10771.00       10152.00      10198.00       10258.00
          10295.00        9703.00       9840.00        9830.00
          10167.00        9583.00       9640.00        9605.00
          10133.00        9550.00       9453.00        9417.00
          10841.00       10218.00      10364.00       10340.00
          11433.00       10776.00      11024.00       10966.00
          11677.00       11005.00      11330.00       11232.00
          12001.00       11311.00      11631.00       11504.00
          12314.00       11606.00      11978.00       11781.00
          12569.00       11847.00      12313.00       12144.00
          13359.00       12590.00      13111.00       12900.00
          13510.00       12733.00      13397.00       13187.00
          14416.00       13587.00      14419.00       14217.00
          14696.00       13851.00      14651.00       14417.00
          14882.00       14027.00      15023.00       14750.00
          15022.00       14158.00      15116.00       14833.00
          14603.00       13763.00      14646.00       14497.00
          14463.00       13631.00      14693.00       14547.00
          14742.00       13894.00      15012.00       14865.00
          14172.00       13357.00      14575.00       14382.00
          14160.00       13346.00      14692.00       14445.00
09/2004   14393.00       13562.00      15164.00       14825.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex U.S. Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the U.S. The Morgan Stanley Capital International
(MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION             11/01/98           11/01/98           11/18/02           11/01/98           12/30/91      12/30/91
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH   WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-Year             14.51     7.93     13.67     8.67     13.35    12.35    13.59      8.59     14.37     7.77    14.81
------------------------------------------------------------------------------------------------------------------------
5-Year             -5.02    -6.14     -5.55    -5.86     -5.67    -5.67    -5.80     -6.27     -5.03    -6.14    -4.56
------------------------------------------------------------------------------------------------------------------------
10-Year             3.71     3.09      3.35     3.35      3.28     3.28     3.18      3.18      3.59     2.98     4.15


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE"RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy International Equity Fund for periods prior to November 18, 2002, the date on which class A and class B shares were initially offered by the Fund. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the Galaxy International Equity Fund (adjusted, as necessary, to reflect the sales charge applicable to class A shares and class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B Shares of the Galaxy International Equity Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to November 18, 2002, the date on which class C shares were initially offered by the Fund. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy International Equity Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B Shares (for class G shares) of the Galaxy International Equity Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class T and class G shares) for periods prior to the inception of Retail B shares of the Galaxy International Equity Fund (November 1, 1998). Retail A shares of the Galaxy International Equity Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy International Equity Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the Fund.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                              Columbia International Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004



------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE            EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL    ACTUAL   HYPOTHETICAL      ACTUAL    HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
CLASS A          1,000.00         1,000.00      959.85       1,019.40        5.49        5.65               1.12
------------------------------------------------------------------------------------------------------------------------
CLASS B          1,000.00         1,000.00      957.40       1,015.65        9.15        9.42               1.87
------------------------------------------------------------------------------------------------------------------------
CLASS C          1,000.00         1,000.00      955.00       1,015.65        9.14        9.42               1.87
------------------------------------------------------------------------------------------------------------------------
CLASS G          1,000.00         1,000.00      957.45       1,015.90        8.91        9.17               1.82
------------------------------------------------------------------------------------------------------------------------
CLASS T          1,000.00         1,000.00      960.30       1,019.15        5.73        5.91               1.17
------------------------------------------------------------------------------------------------------------------------
CLASS Z          1,000.00         1,000.00      959.80       1,020.65        4.26        4.39               0.87


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor and the Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 14.51% WITHOUT SALES CHARGE.

o IN AN ENVIRONMENT THAT WAS FAVORABLE FOR NON-U.S. STOCKS, THE FUND, ITS BENCHMARK AND PEER GROUP ALL EARNED DOUBLE-DIGIT RETURNS.

o AN EMPHASIS ON TECHNOLOGY AND CERTAIN TELECOMMUNICATIONS STOCKS HURT PERFORMANCE. SOME OF THE FUND'S JAPANESE HOLDINGS WERE ALSO DISAPPOINTMENTS DURING THE PERIOD.

                                     MSCI ALL
                                      COUNTRY
                CLASS A            WORLD EX U.S.           MSCI EAFE
                SHARES                 INDEX                 INDEX

              [UP ARROW]            [UP ARROW]             [UP ARROW]
                14.51%                23.14%                 22.08%

                                    OBJECTIVE
                            Seeks long-term capital
                                 appreciation.

                                TOTAL NET ASSETS
                                 $485.7 million

NET ASSET VALUE PER SHARE
AS OF 09/30/04 ($)

  Class A                                12.35
----------------------------------------------
  Class B                                12.22
----------------------------------------------
  Class C                                12.14
----------------------------------------------
  Class G                                12.12
----------------------------------------------
  Class T                                12.32
----------------------------------------------
  Class Z                                12.55

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 09/30/04 ($)

  Class A                                 0.05
----------------------------------------------
  Class B                                 0.00
----------------------------------------------
  Class C                                 0.00
----------------------------------------------
  Class G                                 0.00
----------------------------------------------
  Class T                                 0.01
----------------------------------------------
  Class Z                                 0.09

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                              Columbia International Equity Fund

For the 12-month period ended September 30, 2004, Columbia International Equity Fund class A shares returned 14.51% without sales charge. The fund's return fell short of its benchmarks. The MSCI All Country World ex U.S. Index returned 23.14% for the period and the MSCI EAFE Index returned 22.08%. The fund also trailed the average return of the Morningstar(R) Foreign Large Growth Category, which was 16.64%. 1 The portfolio underperformed its benchmarks mainly because of its overweight in the technology sector at the beginning of the period and its emphasis on certain telecommunications stocks. Also, some of the fund's Japanese holdings were disappointments during the period.

A CHANGING INVESTMENT ENVIRONMENT

There were two distinct market environments during the 12-month reporting period. During the first five months, low valuations, underestimated earnings growth and a global economic recovery provided a positive backdrop. During this period, the fund's sizable technology allocation helped performance. However, in February the market environment began to change. Valuations began to look less attractive, upgraded earnings estimates were reported by fewer companies and concerns arose about slowing global growth and rising interest rates. In this environment, the fund's relatively large technology weight detracted from its return.

BOOSTING INVESTMENT IN JAPAN, THE UNITED KINGDOM AND AUSTRIA

The fund benefited from our regional allocation decisions. We reduced exposure to emerging markets, which helped the fund because emerging markets significantly underperformed developed markets. We used the proceeds from the sale of emerging market stocks to invest in Japan and the United Kingdom, where the prospects for long-term economic growth appeared stronger.

In Japan, the economy continued to recover from a 10-year deflationary cycle. Companies have become more competitive on a global basis and the Japanese government has demonstrated a willingness to be more accommodative toward business. Yet, some of our Japanese holdings were disappointments during the period. A long-term fund favorite, wireless communications company NTT DoCoMo reported lower earnings as it came up against heavy competition from companies that had better technology and offered customers more favorable pricing. The company also suffered from government polices aimed at controlling telephone rates. However, we recently increased the fund's position in the stock because we believed it was attractively priced relative to its future earnings prospects. The company appears to have stemmed its earnings decline, upgraded its technology and improved its pricing.

1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[Sidebar]

SECTORS AS OF 09/30/04 (%)

  Consumer discretionary                  15.7
----------------------------------------------
  Consumer staples                         9.2
----------------------------------------------
  Energy                                  11.6
----------------------------------------------
  Financials                              24.4
----------------------------------------------
  Health care                             11.5
----------------------------------------------
  Industrials                              9.6
----------------------------------------------
  Information technology                   3.0
----------------------------------------------
  Materials                                5.0
----------------------------------------------
  Telecommunication services               6.7
----------------------------------------------
  Utilities                                3.3

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/04 (%)

  ENI S.p.A.                               2.7
----------------------------------------------
  BP PLC                                   2.4
----------------------------------------------
  Barclays PLC                             1.8
----------------------------------------------
  Nestle SA Registered shares              1.7
----------------------------------------------
  Glaxosmithkline PLC                      1.7
----------------------------------------------
  Vodafone Group PLC                       1.7
----------------------------------------------
  ING Groep NV                             1.6
----------------------------------------------
  Smith & Nephew PLC                       1.6
----------------------------------------------
  Takeda Chemical Industries Ltd.          1.6
----------------------------------------------
  Toyota Motor Corp.                       1.5

TOP 5 COUNTRIES AS OF 09/30/04 (%)

  United Kingdom                          24.3
----------------------------------------------
  Japan                                   18.9
----------------------------------------------
  France                                   9.7
----------------------------------------------
  Germany                                  8.0
----------------------------------------------
  Switzerland                              4.8

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/04 (%)

  NTT DoCoMo                               0.7
----------------------------------------------
  BP PLC                                   2.4
----------------------------------------------
  GlaxoSmithKline PLC                      1.7
----------------------------------------------
  Erste Bank der oesterrelchischen         0.5
----------------------------------------------
  Wienerberger AG                          0.5

Your fund is actively managed and the composition of its portfolio will change over time. Sectors and holdings are calculated as a percentage of net assets and countries are calculated as a percentage of total investments.

________________________________________________________________________________
                                              Columbia International Equity Fund

In the United Kingdom, we were drawn to the region's consistent GDP growth, relatively strong consumer spending and attractive housing sector. Investments in BP, a large integrated-energy company, and in GlaxoSmithKline, a global pharmaceutical company, were positive for performance.

We also invested in Austria where we emphasized companies with exposure to East European countries that have entered the European Union. We added Erste Bank, which has had a significant pick-up in loan growth, and Wienerberger AG, the world's largest producer of bricks used in construction projects. Both companies benefited performance.

REDUCED EXPOSURE TO THAILAND

During the period, we reduced the fund's stake in Thailand from approximately 6.5% to approximately 0.8% of net assets. Investments in Thailand aided return for several years, as the country benefited from the global economic recovery, a pro-business government and brisk trading activity with China, Japan and the United States. However, in the last few months of the period, Thailand's business policies became less expansionary, and we became concerned that the country's export growth had the potential to decline in a cooling global economy.

BECOMING MORE DEFENSIVE

We believe that concerns about the pace of global economic growth and rising interest rates will continue to weigh on the market for several months. With this expectation, we have structured the portfolio more defensively. We cut back the fund's exposure to small companies and focused on large, established companies with dividend-paying potential in sectors such as pharmaceuticals, consumer staples and energy. We believe more cautious positioning may help the fund weather this period of potential uncertainty.

[Photo of Penelope L. Burgess]

Penelope L. Burgess has co-managed the Columbia International Equity Fund since July 2004 and has been with the advisor and its predecessors or affiliate organizations since 1993.

/s/ Penelope L. Burgess

[Photo of Deborah F. Snee]

Deborah F. Snee has co-managed the fund since July 2004 and has been with the advisor and its predecessors or affiliate organizations since 1999.

/s/ Deborah F. Snee

On October 13, 2004, the Board of Trustees approved a proposal to reorganize the Columbia International Equity Fund into the Columbia International Stock Fund, subject to shareholder approval and the satisfaction of certain other conditions. The effective date of the reorganization is expected to be on or around February 25, 2005 or such a date parties may agree.

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
10/01/94 - 09/30/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  Class A               21,629          20,381
----------------------------------------------
  Class B               20,694          20,694
----------------------------------------------
  Class C               20,694          20,694
----------------------------------------------
  Class G               20,148          20,148
----------------------------------------------
  Class T               21,455          20,217
----------------------------------------------
  Class Z               22,143           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                    Columbia Large Cap Core Fund

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

                                [MOUNTAIN CHART]

           CLASS A        CLASS A
       SHARES WITHOUT  SHARES WITH      S&P 500
        SALES CHARGE   SALES CHARGE      INDEX
       --------------  ------------  -------------
10/1994  10,000.00       9,425.00    10,000.00
         10,192.00       9,606.00    10,225.00
          9,899.00       9,330.00     9,853.00
          9,959.00       9,386.00     9,999.00
         10,190.00       9,604.00    10,258.00
         10,517.00       9,912.00    10,658.00
         10,788.00      10,168.00    10,972.00
         11,001.00      10,368.00    11,295.00
         11,408.00      10,752.00    11,746.00
         11,616.00      10,948.00    12,019.00
         11,898.00      11,214.00    12,418.00
         11,830.00      11,150.00    12,449.00
         12,236.00      11,532.00    12,974.00
         12,079.00      11,385.00    12,928.00
         12,624.00      11,898.00    13,495.00
         12,880.00      12,140.00    13,756.00
         13,162.00      12,405.00    14,223.00
         13,319.00      12,553.00    14,356.00
         13,593.00      12,812.00    14,493.00
         13,843.00      13,047.00    14,706.00
         14,105.00      13,294.00    15,086.00
         14,005.00      13,200.00    15,143.00
         13,449.00      12,676.00    14,474.00
         13,838.00      13,042.00    14,779.00
         14,369.00      13,543.00    15,611.00
         14,527.00      13,692.00    16,042.00
         15,644.00      14,745.00    17,255.00
         15,438.00      14,550.00    16,913.00
         16,188.00      15,257.00    17,970.00
         16,222.00      15,289.00    18,111.00
         15,750.00      14,844.00    17,366.00
         16,362.00      15,422.00    18,403.00
         17,357.00      16,359.00    19,524.00
         17,991.00      16,956.00    20,398.00
         19,232.00      18,126.00    22,022.00
         18,571.00      17,503.00    20,789.00
         19,408.00      18,292.00    21,928.00
         18,896.00      17,809.00    21,196.00
         19,489.00      18,368.00    22,177.00
         19,941.00      18,795.00    22,559.00
         19,871.00      18,729.00    22,809.00
         21,344.00      20,117.00    24,453.00
         22,356.00      21,070.00    25,706.00
         22,537.00      21,241.00    25,965.00
         21,994.00      20,729.00    25,519.00
         22,110.00      20,839.00    26,555.00
         21,566.00      20,326.00    26,273.00
         18,232.00      17,184.00    22,474.00
         19,124.00      18,024.00    23,915.00
         20,772.00      19,578.00    25,859.00
         21,917.00      20,656.00    27,426.00
         23,105.00      21,776.00    29,006.00
         23,386.00      22,042.00    30,218.00
         22,926.00      21,607.00    29,278.00
         23,820.00      22,450.00    30,449.00
         24,756.00      23,332.00    31,628.00
         24,771.00      23,346.00    30,881.00
         26,151.00      24,647.00    32,595.00
         25,316.00      23,861.00    31,578.00
         24,349.00      22,949.00    31,424.00
         23,385.00      22,040.00    30,563.00
         23,848.00      22,477.00    32,497.00
         24,086.00      22,702.00    33,157.00
         24,718.00      23,296.00    35,110.00
         23,845.00      22,474.00    33,347.00
         23,385.00      22,040.00    32,717.00
         25,791.00      24,308.00    35,917.00
         25,822.00      24,337.00    34,836.00
         25,711.00      24,233.00    34,122.00
         25,055.00      23,615.00    34,964.00
         25,166.00      23,719.00    34,419.00
         26,849.00      25,305.00    36,556.00
         25,611.00      24,139.00    34,626.00
         26,057.00      24,559.00    34,481.00
         24,770.00      23,346.00    31,764.00
         25,667.00      24,191.00    31,919.00
         26,703.00      25,168.00    33,052.00
         25,355.00      23,897.00    30,038.00
         23,765.00      22,399.00    28,134.00
         25,357.00      23,899.00    30,320.00
         25,687.00      24,210.00    30,523.00
         25,127.00      23,682.00    29,781.00
         25,162.00      23,715.00    29,489.00
         23,793.00      22,425.00    27,643.00
         21,697.00      20,450.00    25,410.00
         22,062.00      20,793.00    25,895.00
         23,725.00      22,361.00    27,881.00
         24,169.00      22,779.00    28,126.00
         23,076.00      21,750.00    27,716.00
         22,737.00      21,430.00    27,181.00
         23,665.00      22,304.00    28,203.00
         22,411.00      21,122.00    26,494.00
         22,733.00      21,426.00    26,298.00
         20,837.00      19,639.00    24,425.00
         19,333.00      18,221.00    22,523.00
         19,173.00      18,070.00    22,669.00
         16,878.00      15,907.00    20,205.00
         18,061.00      17,022.00    21,983.00
         19,186.00      18,083.00    23,278.00
         18,133.00      17,090.00    21,911.00
         17,828.00      16,803.00    21,337.00
         17,307.00      16,312.00    21,017.00
         17,484.00      16,479.00    21,221.00
         18,797.00      17,716.00    22,970.00
         19,750.00      18,614.00    24,180.00
         19,853.00      18,711.00    24,490.00
         20,176.00      19,016.00    24,921.00
         20,626.00      19,440.00    25,407.00
         20,195.00      19,034.00    25,137.00
         21,203.00      19,984.00    26,560.00
         21,472.00      20,237.00    26,794.00
         22,148.00      20,875.00    28,198.00
         22,346.00      21,061.00    28,717.00
         22,580.00      21,282.00    29,116.00
         22,382.00      21,095.00    28,676.00
         21,806.00      20,552.00    28,226.00
         22,203.00      20,927.00    28,613.00
         22,581.00      21,282.00    29,168.00
         21,535.00      20,297.00    28,202.00
         21,374.00      20,145.00    28,315.00
09/2004  21,629.00      20,381.00    28,612.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard and Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION            11/01/98           11/01/98           12/09/02           03/04/96           02/12/93       12/14/92
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH   WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-YEAR              7.09     0.97      6.28     1.28      6.28     5.28      6.24     1.24      6.92     0.79     7.28
------------------------------------------------------------------------------------------------------------------------
5-YEAR             -1.55    -2.71     -2.29    -2.62     -2.29    -2.29     -2.38    -2.87     -1.68    -2.84    -1.32
------------------------------------------------------------------------------------------------------------------------
10-YEAR             8.02     7.38      7.54     7.54      7.54     7.54      7.26     7.26      7.93     7.29     8.27


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE"RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A shares (for class A shares) and Prime B shares (for class B shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class A and class B shares were initially offered by the Fund. The returns shown for class A shares and class B shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to class A shares and class B shares, respectively) for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A shares. The returns shown for class C shares include the returns of Prime B shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to class C shares) for periods prior to December 9, 2002, the date on which class C shares were initially offered. The returns shown for class C shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A and Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B shares. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Growth & Income Fund (March 4, 1996). Retail A shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include returns of Trust shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which class Z shares were initially offered by the Fund, and returns of Trust shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                    Columbia Large Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004



------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL    ACTUAL   HYPOTHETICAL       ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00         1,000.00      967.20       1,018.40          6.49        6.66             1.32
------------------------------------------------------------------------------------------------------------------------
Class B          1,000.00         1,000.00      962.80       1,014.65         10.16       10.43             2.07
------------------------------------------------------------------------------------------------------------------------
Class C          1,000.00         1,000.00      962.75       1,014.65         10.16       10.43             2.07
------------------------------------------------------------------------------------------------------------------------
Class G          1,000.00         1,000.00      962.70       1,014.90          9.91       10.18             2.02
------------------------------------------------------------------------------------------------------------------------
Class T          1,000.00         1,000.00      965.20       1,018.15          6.73        6.91             1.37
------------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00         1,000.00      966.45       1,019.65          5.26        5.40             1.07


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 7.09% WITHOUT SALES CHARGE.

o THE FUND'S EMPHASIS ON TECHNOLOGY, WHICH SUFFERED A SHARP DECLINE DURING THE PERIOD, HURT THE FUND'S PERFORMANCE AGAINST ITS BENCHMARK, THE S&P 500 INDEX. WE BELIEVE ITS TECHNOLOGY WEIGHT WAS ALSO A FACTOR IN ITS SHORTFALL COMPARED TO ITS PEER GROUP, THE MORNINGSTAR(R) LARGE BLEND CATEGORY.

o BY BRINGING THE FUND'S SECTOR WEIGHTS IN LINE WITH ITS BENCHMARK, WE HOPE TO HELP THE FUND GET A GREATER BENEFIT FROM STOCK SELECTION GOING FORWARD AND TO REDUCE THE FUND'S VOLATILITY RELATIVE TO THE INDEX.

                CLASS A SHARES     S&P 500 INDEX

                 [UP ARROW]         [UP ARROW]
                    7.09%             13.87%

                                    OBJECTIVE
                          Seeks to provide a relatively
                           high total return through
                         long-term capital appreciation
                              and current income.

                                TOTAL NET ASSETS
                                 $383.9 million

NET ASSET VALUE PER SHARE
AS OF 09/30/04 ($)

  Class A                                12.01
----------------------------------------------
  Class B                                11.68
----------------------------------------------
  Class C                                11.68
----------------------------------------------
  Class G                                11.57
----------------------------------------------
  Class T                                11.95
----------------------------------------------
  Class Z                                12.05

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 09/30/04 ($)

  Class A                                 0.01
----------------------------------------------
  Class B                                 0.00
----------------------------------------------
  Class C                                 0.00
----------------------------------------------
  Class G                                 0.00
----------------------------------------------
  Class T                                 0.00*
----------------------------------------------
  Class Z                                 0.02

* Rounds to less than $0.01 per share.

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                    Columbia Large Cap Core Fund

For the 12-month period ended September 30, 2004, class A shares of Columbia Large Cap Core Fund returned 7.09% without sales charge. It underperformed the S&P 500 Index, which returned 13.87%. It also trailed the average return of the Morningstar(R) Large Blend Category, which was 12.22% during the same period. 1

Smaller and lower quality companies led the market higher in 2003 and early 2004. The fund did not have meaningful exposure to these companies. Also, the fund's overweight in economically sensitive sectors like technology, penalized results when economic growth slowed during the second quarter of 2004.

A TALE OF TWO INVESTMENT ENVIRONMENTS

There were two distinct investment environments during the fiscal year. In the first half, the economy expanded at a robust pace, and investors favored stocks of smaller, lower quality companies. As a result, the fund underperformed significantly during this period as it was positioned in larger, higher quality companies. In the second half, most companies became guarded in their earnings forecasts as economic growth slowed. Investors became more cautious at the prospect of slower profit growth, as well as a host of external uncertainties, such as rising oil prices. In seeking to reduce risk, investors gravitated toward large, higher quality companies, with solid balance sheets and consistent earnings growth. While the fund performed better in this environment, it was not enough to offset the first half's underperformance.

MOVED TOWARD NEUTRAL SECTOR WEIGHTS

During the period, we positioned the portfolio such that stock selection would be the primary source of excess return by eliminating large sector under/over weights versus the S&P 500. This move should help maximize the impact of stock selection, which we believe represents the largest and most sustainable opportunity for long-term outperformance. For example, we took the fund from a small weight in telecommunications services and electric utilities to a market weight. We sought out companies with good business prospects that had suffered from low investor expectations.

In the industrials sector, we added PACCAR, a truck manufacturer, and Masco, a producer of home improvement products. Both companies outperformed when they reported better-than-expected earnings.

1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[Sidebar]

SECTORS AS OF 09/30/04 (%)

  Consumer discretionary                  10.2
----------------------------------------------
  Consumer staples                         8.9
----------------------------------------------
  Energy                                   7.1
----------------------------------------------
  Financials                              19.9
----------------------------------------------
  Health care                             14.1
----------------------------------------------
  Industrials                             12.1
----------------------------------------------
  Information technology                  15.0
----------------------------------------------
  Materials                                3.9
----------------------------------------------
  Telecommunication services               3.4
----------------------------------------------
  Utilities                                2.8
----------------------------------------------
  Investment companies                     2.6

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/04 (%)

  Microsoft Corp.                          3.9
----------------------------------------------
  Pfizer, Inc.                             3.6
----------------------------------------------
  Procter & Gamble CO.                     3.0
----------------------------------------------
  Exxon Mobil PLC                          2.9
----------------------------------------------
  Pepsico, Inc.                            2.7
----------------------------------------------
  ConocoPhillips                           2.6
----------------------------------------------
  Lexmark International, Inc.              2.2
----------------------------------------------
  Citigroup Corp.                          1.9
----------------------------------------------
  Wachovia Corp.                           1.9
----------------------------------------------
  United Technologies Corp.                1.9

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/04 (%)

  PACCAR, Inc.                             1.1
----------------------------------------------
  Masco Corp.                              1.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                    Columbia Large Cap Core Fund

DEFENSIVELY POSITIONED IN ENERGY

During the period, we raised the fund's exposure to the energy sector so that it was in line with the index weight. Energy was the strongest performing sector for the year. However, the fund's energy holdings trailed the index because we focused on integrated oil companies, which did not benefit as much from the steep climb in the price of oil as exploration and production and oil service companies. We believe our energy holdings offer a cushion against future volatility in the sector because historically integrated oil companies have tended to lose less ground than other types of energy companies when oil prices decline.

AN EMPHASIS ON QUALITY AND STOCK SELECTION

We are optimistic that an expanding economy and relatively low interest rates are favorable factors for the stock market going forward. Because we do not expect any broad investment themes to emerge, we think stock selection will continue to be the most important factor in performance. We believe that the fund has invested in many attractive, high quality companies that have not reached peak earnings levels and that offer good relative value. We plan to continue to seek other such companies in the months ahead.

Sean P. Wilson, CFA, has co-managed Columbia Large Cap Core Fund since October 2003 and has been with the advisor since June 2003.

/s/ Sean P. Wilson

Michael R. Pelosi, CFA, has co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since 1986.

/s/ Michael R. Pelosi

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in technology stocks.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
10/01/94 - 09/30/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  Class A               41,214          38,849
----------------------------------------------
  Class B               39,332          39,332
----------------------------------------------
  Class C               39,377          39,377
----------------------------------------------
  Class G               39,094          39,094
----------------------------------------------
  Class T               40,737          38,401
----------------------------------------------
  Class Z               42,328           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                         Columbia Small Cap Fund

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

                                [MOUNTAIN CHART]

           CLASS A        CLASS A
       SHARES WITHOUT  SHARES WITH   S&P SMALL CAP  RUSSELL 2000
        SALES CHARGE   SALES CHARGE    600 INDEX       INDEX
       --------------  ------------  -------------  ------------
10/1994  10,000.00       9,425.00      10,000.00     10,000.00
         10,045.00       9,467.00       9,900.00      9,961.00
          9,773.00       9,211.00       9,522.00      9,559.00
          9,895.00       9,326.00       9,753.00      9,816.00
          9,895.00       9,326.00       9,616.00      9,692.00
         10,164.00       9,580.00      10,012.00     10,095.00
         10,337.00       9,743.00      10,215.00     10,269.00
         10,606.00       9,996.00      10,444.00     10,497.00
         10,894.00      10,268.00      10,607.00     10,677.00
         11,432.00      10,775.00      11,189.00     11,232.00
         11,960.00      11,273.00      12,045.00     11,878.00
         12,220.00      11,517.00      12,306.00     12,124.00
         12,536.00      11,816.00      12,620.00     12,341.00
         12,180.00      11,480.00      11,997.00     11,790.00
         12,649.00      11,922.00      12,472.00     12,285.00
         13,010.00      12,262.00      12,678.00     12,609.00
         12,846.00      12,107.00      12,706.00     12,595.00
         13,278.00      12,514.00      13,121.00     12,988.00
         13,663.00      12,877.00      13,402.00     13,253.00
         14,507.00      13,673.00      14,171.00     13,962.00
         15,052.00      14,187.00      14,674.00     14,512.00
         14,672.00      13,828.00      14,099.00     13,916.00
         13,827.00      13,032.00      13,129.00     12,701.00
         14,528.00      13,692.00      13,942.00     13,439.00
         15,146.00      14,276.00      14,554.00     13,964.00
         15,198.00      14,324.00      14,453.00     13,749.00
         15,836.00      14,926.00      15,203.00     14,316.00
         16,487.00      15,539.00      15,381.00     14,691.00
         16,726.00      15,764.00      15,637.00     14,985.00
         16,666.00      15,708.00      15,313.00     14,622.00
         16,118.00      15,191.00      14,527.00     13,932.00
         15,950.00      15,033.00      14,705.00     13,971.00
         17,633.00      16,619.00      16,431.00     15,525.00
         18,789.00      17,709.00      17,157.00     16,191.00
         20,090.00      18,935.00      18,236.00     16,943.00
         20,710.00      19,520.00      18,696.00     17,331.00
         22,297.00      21,015.00      19,932.00     18,600.00
         21,820.00      20,565.00      19,071.00     17,784.00
         21,606.00      20,364.00      18,931.00     17,668.00
         21,636.00      20,392.00      19,314.00     17,977.00
         21,271.00      20,047.00      18,937.00     17,693.00
         22,496.00      21,202.00      20,662.00     19,001.00
         23,915.00      22,540.00      21,452.00     19,784.00
         24,028.00      22,646.00      21,578.00     19,892.00
         22,773.00      21,464.00      20,437.00     18,820.00
         22,154.00      20,880.00      20,496.00     18,860.00
         20,687.00      19,498.00      18,928.00     17,332.00
         17,868.00      16,840.00      15,275.00     13,966.00
         18,625.00      17,554.00      16,210.00     15,060.00
         19,091.00      17,993.00      16,962.00     15,674.00
         20,022.00      18,871.00      17,917.00     16,495.00
         20,473.00      19,296.00      19,062.00     17,517.00
         20,581.00      19,398.00      18,822.00     17,749.00
         19,388.00      18,273.00      17,126.00     16,312.00
         18,895.00      17,809.00      17,347.00     16,566.00
         20,231.00      19,068.00      18,493.00     18,051.00
         20,976.00      19,770.00      18,943.00     18,314.00
         22,008.00      20,742.00      20,021.00     19,142.00
         22,054.00      20,786.00      19,844.00     18,617.00
         21,136.00      19,921.00      18,971.00     17,929.00
         21,094.00      19,881.00      19,051.00     17,932.00
         20,286.00      19,120.00      19,003.00     18,006.00
         21,173.00      19,955.00      19,798.00     19,081.00
         22,666.00      21,362.00      21,425.00     21,241.00
         22,389.00      21,102.00      20,761.00     20,899.00
         22,839.00      21,526.00      23,541.00     24,349.00
         23,634.00      22,275.00      22,670.00     22,744.00
         23,546.00      22,192.00      22,282.00     21,375.00
         23,426.00      22,079.00      21,623.00     20,129.00
         23,867.00      22,494.00      22,900.00     21,884.00
         23,504.00      22,152.00      22,339.00     21,180.00
         24,905.00      23,473.00      24,319.00     22,796.00
         25,323.00      23,867.00      23,657.00     22,125.00
         24,804.00      23,378.00      23,806.00     21,139.00
         24,095.00      22,709.00      21,328.00     18,968.00
         26,519.00      24,994.00      23,956.00     20,597.00
         27,256.00      25,689.00      24,983.00     21,670.00
         27,496.00      25,915.00      23,459.00     20,248.00
         27,135.00      25,575.00      22,383.00     19,258.00
         28,370.00      26,739.00      24,088.00     20,764.00
         29,624.00      27,921.00      24,548.00     21,275.00
         30,465.00      28,714.00      25,447.00     22,009.00
         30,008.00      28,283.00      25,022.00     20,818.00
         29,849.00      28,133.00      24,451.00     20,146.00
         27,178.00      25,615.00      21,145.00     17,434.00
         27,996.00      26,386.00      22,272.00     18,454.00
         29,491.00      27,795.00      23,903.00     19,883.00
         31,408.00      29,602.00      25,521.00     21,109.00
         31,474.00      29,664.00      25,743.00     20,890.00
         32,084.00      30,239.00      25,300.00     20,317.00
         34,564.00      32,577.00      27,299.00     21,949.00
         35,238.00      33,212.00      28,071.00     22,149.00
         34,541.00      32,555.00      26,909.00     21,165.00
         33,867.00      31,920.00      25,518.00     20,115.00
         29,407.00      27,716.00      21,915.00     17,078.00
         29,254.00      27,572.00      22,123.00     17,035.00
         27,838.00      26,237.00      20,769.00     15,812.00
         27,512.00      25,930.00      21,434.00     16,320.00
         29,232.00      27,551.00      22,551.00     17,776.00
         28,694.00      27,044.00      21,788.00     16,785.00
         27,962.00      26,354.00      21,039.00     16,320.00
         27,163.00      25,601.00      20,366.00     15,828.00
         27,184.00      25,621.00      20,526.00     16,032.00
         29,220.00      27,540.00      22,193.00     17,552.00
         31,760.00      29,933.00      23,982.00     19,435.00
         32,516.00      30,646.00      24,605.00     19,787.00
         34,255.00      32,285.00      25,885.00     21,025.00
         35,536.00      33,493.00      27,146.00     21,988.00
         35,010.00      32,997.00      26,347.00     21,581.00
         37,458.00      35,304.00      28,632.00     23,394.00
         38,600.00      36,381.00      29,714.00     24,225.00
         39,827.00      37,537.00      30,240.00     24,717.00
         40,628.00      38,292.00      31,111.00     25,789.00
         41,217.00      38,847.00      31,708.00     26,021.00
         41,522.00      39,135.00      32,121.00     26,263.00
         40,725.00      38,383.00      31,054.00     24,924.00
         40,700.00      38,360.00      31,529.00     25,320.00
         42,369.00      39,933.00      33,276.00     26,386.00
         40,043.00      37,741.00      31,452.00     24,610.00
         39,643.00      37,363.00      31,176.00     24,485.00
09/2004  41,214.00      38,849.00      32,815.00     25,633.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Standard & Poor's (S&P) Small Cap 600 Index is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P Small Cap 600 Index is heavily weighted with the stocks of companies with small market capitalizations. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)



------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION            11/01/98           11/01/98           11/18/02           11/01/98           02/12/93       12/14/92
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-Year             17.73    10.99     16.96    11.96     16.94    15.94     16.97    11.97     17.73    10.99    18.12
------------------------------------------------------------------------------------------------------------------------
5-Year             14.33    12.98     13.43    13.18     13.45    13.45     13.32    12.95     14.19    12.85    14.69
------------------------------------------------------------------------------------------------------------------------
10-Year            15.21    14.54     14.68    14.68     14.69    14.69     14.61    14.61     15.08    14.40    15.52


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE"RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Prior to November 18, 2002, the fund was named Galaxy Small Cap Value Fund, and offered Retail A, Retail B, Trust, Prime A and Prime B share classes. On that day, the fund changed its name to Liberty Small Cap Fund and began offering class A, B, C, G, T and Z shares. The returns for class A and B shares include returns of Prime A shares and Retail A shares (for class A shares) and Prime B shares and Retail A shares (for class B shares) of the former Galaxy Small Cap Value fund for periods prior to the inception of class A and class B shares. Class C share performance information includes returns of Retail B shares and Retail A shares of the former Galaxy Small Cap Value fund for periods prior to the inception of class C shares. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Small Cap Value Fund for periods prior to the date of this prospectus. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Small Cap Value Fund (November 1, 1998). Retail A shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include the returns of Trust shares of the Galaxy Small Cap Value Fund (the "Galaxy Fund"), for periods prior to the date of this prospectus, and returns of Trust shares of the Small Cap portfolio of The Shawmut Funds (the "Shawmut Fund"), the predecessor to the Galaxy Small Cap Value Fund, for periods prior to December 4, 1995. Total returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between any of the share classes. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                         Columbia Small Cap Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004



------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL    ACTUAL     HYPOTHETICAL     ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00         1,000.00      992.80       1,019.10          5.88        5.96             1.18
------------------------------------------------------------------------------------------------------------------------
Class B          1,000.00         1,000.00      989.65       1,015.35          9.60        9.72             1.93
------------------------------------------------------------------------------------------------------------------------
Class C          1,000.00         1,000.00      989.90       1,015.35          9.60        9.72             1.93
------------------------------------------------------------------------------------------------------------------------
Class G          1,000.00         1,000.00      990.35       1,015.60          9.35        9.47             1.88
------------------------------------------------------------------------------------------------------------------------
Class T          1,000.00         1,000.00      993.10       1,018.85          6.13        6.21             1.23
------------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00         1,000.00      994.30       1,020.35          4.64        4.70             0.93


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 17.73% WITHOUT SALES CHARGE.

o A STRONG MARKET ENVIRONMENT HELPED THE FUND, ITS BENCHMARKS AND PEER GROUP ACHIEVE DOUBLE DIGIT RETURNS FOR THE PERIOD.

o AN EMPHASIS ON ENERGY DURING A PERIOD OF RISING COMMODITY PRICES AND FAVORABLE STOCK SELECTION IN HEALTH CARE BOOSTED THE FUND'S RETURN. HOWEVER, IT UNDERPERFORMED THE RUSSELL 2000 INDEX, THE S&P SMALL CAP 600 INDEX AND THE MORNINGSTAR(R) SMALL BLEND CATEGORY, PRIMARILY BECAUSE OF ITS SIZABLE CASH POSITION EARLY IN THE PERIOD.

                                                               S&P
               CLASS A             RUSSELL 2000             SMALL CAP
                SHARES                INDEX                 600 INDEX

              [UP ARROW]            [UP ARROW]             [UP ARROW]
                17.73%                18.77%                 24.56%


                                    OBJECTIVE
                            Seeks long-term capital
                                 appreciation.

                                TOTAL NET ASSETS
                                $1,575.4 million

NET ASSET VALUE PER SHARE
AS OF 09/30/04 ($)

  Class A                                17.54
----------------------------------------------
  Class B                                16.89
----------------------------------------------
  Class C                                16.91
----------------------------------------------
  Class G                                16.75
----------------------------------------------
  Class T                                17.40
----------------------------------------------
  Class Z                                17.73

DISTRIBUTIONS DECLARED PER SHARE
10/01/03 - 09/30/04 ($)

  Class A                                 0.44
----------------------------------------------
  Class B                                 0.34
----------------------------------------------
  Class C                                 0.34
----------------------------------------------
  Class G                                 0.34
----------------------------------------------
  Class T                                 0.42
----------------------------------------------
  Class Z                                 0.49

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                         Columbia Small Cap Fund

For the 12-month period ended September 30, 2004, Columbia Small Cap Fund class A shares returned 17.73% without sales charge. That was less than the fund's benchmarks, the Russell 2000 Index and the S&P Small Cap 600 Index, which returned 18.77% and 24.56%, respectively. The fund's return also fell short of the average return of its peer group, the Morningstar(R) Small Blend Category, which was 20.94%. 1

Energy and health care stocks were among the top contributors to the fund's return. However, we believe the fund lagged its benchmarks and peer group primarily because of its large cash position. After the fund was closed to new investors in March 2004, that performance gap began to close. Disappointing returns from consumer-related investments and low exposure to financial stocks also hampered the fund's competitive performance.

ROBUST RETURNS FROM ENERGY, STEEL

Limited global oil and natural gas supplies combined with increasing demand from China and India to raise oil prices to record levels during the period. Above-index exposure and good stock selection helped the fund make the most of its energy holdings. Four of the fund's top ten performers were in this sector, including Southwestern Energy, Whiting Petroleum and Atwood Oceanics, a company that leases oil-drilling rigs. The fund also benefited by holding Steel Dynamics, a steel mini-mill.

A BOOST FROM HEALTH CARE

Health care stocks also helped the fund's return. In health care, the fund's top performer was Immucor, a company that sells blood-testing equipment and chemicals to hospitals and labs. The fund held Res-Care, a company that runs group homes for developmentally disabled people. Its earnings and cash flow improved during the year and we believe Res-Care still continues to have strong growth potential.

EXCESS CASH HAMPERED THE FUND'S RETURN

The bulk of the fund's relative underperformance was the result of its large cash position in the first half of the period. Cash accumulated as new money poured into the fund and as we trimmed holdings that had appreciated. On March 1, the fund's trustees voted to limit inflows by closing the fund to new investors. This was an effective strategy, and competitive performance improved in the second half of the year.

1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[Sidebar]

SECTORS AS OF 09/30/04 (%)

  Consumer discretionary                  22.1
----------------------------------------------
  Consumer staples                         2.5
----------------------------------------------
  Energy                                   5.5
----------------------------------------------
  Financials                               9.7
----------------------------------------------
  Health care                             14.2
----------------------------------------------
  Industrials                             17.9
----------------------------------------------
  Information technology                  13.9
----------------------------------------------
  Materials                                7.9
----------------------------------------------
  Telecommunication services               0.6
----------------------------------------------
  Utilities                                3.0
----------------------------------------------
  Investment companies                     2.7

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/04 (%)

  iShares Russell 2000 Index               2.2
----------------------------------------------
  Benchmark Electronics, Inc.              1.6
----------------------------------------------
  Invacare Corp.                           1.4
----------------------------------------------
  Albany International Corp.               1.1
----------------------------------------------
  Greif, Inc.                              1.0
----------------------------------------------
  Chicago Bridge & Iron Co. NV NY          0.9
----------------------------------------------
  MacDermid, Inc.                          0.9
----------------------------------------------
  Unifirst Corp.                           0.9
----------------------------------------------
  West Pharmaceutical Services, Inc.       0.8
----------------------------------------------
  Armor Holdings, Inc.                     0.8

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/04 (%)

  Southwestern Energy Co.                  0.8
----------------------------------------------
  Whiting Petroleum Corp.                  0.6
----------------------------------------------
  Atwood Oceanics, Inc.                    0.4
----------------------------------------------
  Steel Dynamics, Inc.                     0.2
----------------------------------------------
  Immucor, Inc.                            0.3
----------------------------------------------
  Res-care, Inc.                           0.7
----------------------------------------------
  The Buckle, Inc.                         0.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                         Columbia Small Cap Fund

MIXED RESULTS FROM FINANCIALS AND RETAIL

The fund's relatively low exposure to financial stocks also detracted from its return. We avoided financial stocks, particularly small banks, that were expensively priced on a valuation basis. Although that hurt the fund's return when the financial sector rallied during the year, we believe that our strategy is appropriate and that it has the potential to benefit performance going forward.

The fund's retail positions also hurt performance during the period. Investments in American Eagle Outfitters and The Buckle, both youth-oriented retailers, were strong performers. American Eagle's share price more than doubled during the period and The Buckle shares gained more than 40 percent. We sold American Eagle's shares for a profit. However, these gains were not enough to offset disappointments from positions that we added to the portfolio in an effort to broaden the fund's retail exposure. Looking back, our timing was less than ideal. The outlook for the sector weakened as rising energy prices took a bite out of consumer budgets.

LOOKING AHEAD

As value investors, we continue to seek attractively-priced stocks, which we tend to hold until we believe that they are fairly valued. However, with valuations generally high among small-cap stocks, we are also willing to tilt somewhat toward growth stocks that we believe are selling at reasonable prices. As a result, we plan to add selectively to our technology exposure, seeking overlooked small companies with strong cash positions, earnings growth prospects and reasonable valuations. We also believe that energy prices could continue to have a significant impact on certain segments of the market. We will monitor exposure to cyclical segments of the market with an eye to cutting back before they run out of steam.

[Photo of Peter Larson]

Peter Larson has managed Columbia Small Cap Fund since 1992 and has been with the advisor or its predecessors or affiliate organizations since 1963.

/s/ Peter Larson

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
10/01/94 - 09/30/04 ($)

  SALES CHARGE         WITHOUT           WITH
----------------------------------------------
  Class A               21,107          19,886
----------------------------------------------
  Class B               19,880          19,880
----------------------------------------------
  Class C               19,827          19,827
----------------------------------------------
  Class G               19,840          19,840
----------------------------------------------
  Class T               21,080          19,861
----------------------------------------------
  Class Z               22,050           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                              Columbia Small Company Equity Fund

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

                                [MOUNTAIN CHART]

           CLASS A        CLASS A
       SHARES WITHOUT  SHARES WITH   RUSSELL 2000   RUSSELL 2000
        SALES CHARGE   SALES CHARGE  GROWTH INDEX      INDEX
       --------------  ------------  -------------  ------------
10/1994  10,000.00       9,425.00      10,000.00     10,000.00
         10,249.00       9,660.00      10,108.00      9,961.00
          9,917.00       9,347.00       9,699.00      9,559.00
         10,259.00       9,669.00       9,928.00      9,816.00
          9,947.00       9,375.00       9,727.00      9,692.00
         10,352.00       9,757.00      10,175.00     10,095.00
         10,883.00      10,257.00      10,473.00     10,269.00
         11,212.00      10,567.00      10,632.00     10,497.00
         11,313.00      10,662.00      10,771.00     10,677.00
         12,283.00      11,577.00      11,513.00     11,232.00
         13,389.00      12,619.00      12,410.00     11,878.00
         13,499.00      12,722.00      12,563.00     12,124.00
         14,114.00      13,303.00      12,821.00     12,341.00
         13,734.00      12,945.00      12,191.00     11,790.00
         14,232.00      13,413.00      12,728.00     12,285.00
         14,239.00      13,420.00      13,011.00     12,609.00
         13,931.00      13,130.00      12,903.00     12,595.00
         14,860.00      14,006.00      13,491.00     12,988.00
         15,577.00      14,681.00      13,758.00     13,253.00
         17,366.00      16,368.00      14,815.00     13,962.00
         18,049.00      17,011.00      15,575.00     14,512.00
         16,838.00      15,870.00      14,562.00     13,916.00
         15,482.00      14,592.00      12,784.00     12,701.00
         16,428.00      15,484.00      13,730.00     13,439.00
         17,495.00      16,489.00      14,438.00     13,964.00
         17,026.00      16,047.00      13,815.00     13,749.00
         17,077.00      16,095.00      14,199.00     14,316.00
         17,205.00      16,216.00      14,476.00     14,691.00
         17,864.00      16,837.00      14,838.00     14,985.00
         16,111.00      15,185.00      13,942.00     14,622.00
         15,104.00      14,236.00      12,958.00     13,932.00
         14,630.00      13,789.00      12,807.00     13,971.00
         17,177.00      16,190.00      14,732.00     15,525.00
         18,117.00      17,075.00      15,232.00     16,191.00
         19,095.00      17,997.00      16,012.00     16,943.00
         19,666.00      18,535.00      16,492.00     17,331.00
         21,253.00      20,031.00      17,808.00     18,600.00
         20,276.00      19,110.00      16,738.00     17,784.00
         19,442.00      18,324.00      16,339.00     17,668.00
         19,644.00      18,515.00      16,349.00     17,977.00
         19,173.00      18,070.00      16,132.00     17,693.00
         20,774.00      19,579.00      17,556.00     19,001.00
         21,663.00      20,417.00      18,292.00     19,784.00
         21,388.00      20,158.00      18,403.00     19,892.00
         19,884.00      18,741.00      17,065.00     18,820.00
         19,632.00      18,503.00      17,239.00     18,860.00
         17,877.00      16,849.00      15,800.00     17,332.00
         13,458.00      12,684.00      12,153.00     13,966.00
         14,916.00      14,059.00      13,386.00     15,060.00
         14,949.00      14,090.00      14,084.00     15,674.00
         15,948.00      15,031.00      15,177.00     16,495.00
         17,495.00      16,489.00      16,551.00     17,517.00
         17,682.00      16,665.00      17,296.00     17,749.00
         15,159.00      14,287.00      15,713.00     16,312.00
         14,840.00      13,987.00      16,272.00     16,566.00
         15,202.00      14,328.00      17,709.00     18,051.00
         15,707.00      14,804.00      17,738.00     18,314.00
         16,990.00      16,014.00      18,672.00     19,142.00
         16,727.00      15,765.00      18,095.00     18,617.00
         16,431.00      15,486.00      17,419.00     17,929.00
         16,870.00      15,900.00      17,755.00     17,932.00
         17,177.00      16,189.00      18,209.00     18,006.00
         19,996.00      18,846.00      20,134.00     19,081.00
         24,307.00      22,909.00      23,684.00     21,241.00
         24,088.00      22,703.00      23,464.00     20,899.00
         29,835.00      28,120.00      28,924.00     24,349.00
         29,749.00      28,038.00      25,884.00     22,744.00
         25,899.00      24,410.00      23,269.00     21,375.00
         24,387.00      22,984.00      21,231.00     20,129.00
         27,196.00      25,632.00      23,974.00     21,884.00
         24,498.00      23,090.00      21,919.00     21,180.00
         26,813.00      25,271.00      24,225.00     22,796.00
         25,781.00      24,299.00      23,021.00     22,125.00
         23,860.00      22,488.00      21,152.00     21,139.00
         21,009.00      19,801.00      17,311.00     18,968.00
         22,977.00      21,656.00      18,370.00     20,597.00
         24,342.00      22,943.00      19,856.00     21,670.00
         22,595.00      21,295.00      17,134.00     20,248.00
         21,216.00      19,996.00      15,577.00     19,258.00
         22,540.00      21,244.00      17,483.00     20,764.00
         23,176.00      21,843.00      17,889.00     21,275.00
         24,024.00      22,643.00      18,377.00     22,009.00
         23,282.00      21,943.00      16,810.00     20,818.00
         22,288.00      21,006.00      15,759.00     20,146.00
         18,514.00      17,450.00      13,215.00     17,434.00
         19,799.00      18,661.00      14,487.00     18,454.00
         21,322.00      20,096.00      15,696.00     19,883.00
         22,951.00      21,631.00      16,674.00     21,109.00
         21,957.00      20,694.00      16,081.00     20,890.00
         20,315.00      19,146.00      15,040.00     20,317.00
         21,930.00      20,669.00      16,347.00     21,949.00
         21,083.00      19,871.00      15,994.00     22,149.00
         19,561.00      18,436.00      15,059.00     21,165.00
         18,037.00      17,000.00      13,782.00     20,115.00
         15,030.00      14,166.00      11,663.00     17,078.00
         15,057.00      14,192.00      11,658.00     17,035.00
         14,342.00      13,517.00      10,816.00     15,812.00
         14,871.00      14,016.00      11,363.00     16,320.00
         16,248.00      15,314.00      12,489.00     17,776.00
         15,202.00      14,328.00      11,627.00     16,785.00
         14,460.00      13,629.00      11,311.00     16,320.00
         14,050.00      13,242.00      11,009.00     15,828.00
         14,447.00      13,616.00      11,175.00     16,032.00
         15,440.00      14,552.00      12,233.00     17,552.00
         17,187.00      16,199.00      13,611.00     19,435.00
         17,598.00      16,586.00      13,874.00     19,787.00
         18,485.00      17,422.00      14,923.00     21,025.00
         19,360.00      18,246.00      15,724.00     21,988.00
         18,670.00      17,597.00      15,326.00     21,581.00
         20,618.00      19,432.00      16,651.00     23,394.00
         21,094.00      19,881.00      17,193.00     24,225.00
         21,623.00      20,380.00      17,271.00     24,717.00
         22,538.00      21,242.00      18,177.00     25,789.00
         22,750.00      21,442.00      18,150.00     26,021.00
         23,121.00      21,791.00      18,235.00     26,263.00
         22,140.00      20,867.00      17,320.00     24,924.00
         22,220.00      20,942.00      17,665.00     25,320.00
         22,722.00      21,416.00      18,253.00     26,386.00
         20,525.00      19,345.00      16,614.00     24,610.00
         19,969.00      18,821.00      16,257.00     24,485.00
09/2004  21,107.00      19,886.00      17,158.00     25,633.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)


------------------------------------------------------------------------------------------------------------------------
SHARE CLASS              A                  B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------
INCEPTION            11/18/02           11/18/02           11/18/02           03/04/96           12/30/91       12/30/91
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE      WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH    WITHOUT
------------------------------------------------------------------------------------------------------------------------
1-Year             13.05    6.55      12.22    7.22      12.25    11.25     12.16    7.16      12.99    6.49     13.40
------------------------------------------------------------------------------------------------------------------------
5-Year              4.58    3.35       3.75    3.41       3.69     3.69      3.71    3.19       4.56    3.32      4.98
------------------------------------------------------------------------------------------------------------------------
10-Year             7.76    7.12       7.11    7.11       7.08     7.08      7.09    7.09       7.74    7.10      8.23


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE"RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B, and class C are newer classes of shares. Their performance information includes returns of Retail A shares (for class A shares) and Retail B shares (for class B and class C shares) of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class A, B, and C shares were initially offered by the Fund. The returns of class B and class C shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Small Company Equity Small Company Equity Fund (March 4, 1996). Class B and class C shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for class G and T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class T and class G shares were initially offered by the Fund. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charge applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Small Company Equity Fund (March 4, 1996). Retail A shares were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares include the returns of Trust shares of the Galaxy Small Company Equity Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the Fund.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                              Columbia Small Company Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004



------------------------------------------------------------------------------------------------------------------------
                    ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL   ACTUAL      HYPOTHETICAL     ACTUAL    HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00         1,000.00      917.05       1,018.30        6.42        6.76               1.34
------------------------------------------------------------------------------------------------------------------------
Class B          1,000.00         1,000.00      913.75       1,014.55       10.00       10.53               2.09
------------------------------------------------------------------------------------------------------------------------
Class C          1,000.00         1,000.00      915.10       1,014.55       10.01       10.53               2.09
------------------------------------------------------------------------------------------------------------------------
Class G          1,000.00         1,000.00      914.05       1,014.80        9.76       10.28               2.04
------------------------------------------------------------------------------------------------------------------------
Class T          1,000.00         1,000.00      915.90       1,018.05        6.66        7.01               1.39
------------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00         1,000.00      916.90       1,019.55        5.22        5.50               1.09


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED 13.05% WITHOUT SALES CHARGE.

o THE FUND OUTPERFORMED THE RUSSELL 2000 GROWTH INDEX AND ITS PEER GROUP, THE MORNINGSTAR(R) SMALL COMPANY GROWTH CATEGORY. HOWEVER, IT TRAILED THE RUSSELL 2000 INDEX.

o WE BELIEVE THAT SUPERIOR STOCK SELECTION HELPED THE FUND OUTPERFORM ITS GROWTH BENCHMARK AND PEER GROUP. THE FUND'S GROWTH BIAS ACCOUNTED FOR ITS SHORTFALL RELATIVE TO THE BROADER RUSSELL 2000 INDEX, WHICH INCLUDES BOTH GROWTH AND VALUE STOCKS.

                                   RUSSELL 2000
               CLASS A                GROWTH             RUSSELL 2000
                SHARES                INDEX                 INDEX

              [UP ARROW]            [UP ARROW]            [UP ARROW]
                13.05%                11.92%                18.77%

                                    OBJECTIVE
                          Seeks capital appreciation.

                                TOTAL NET ASSETS
                                 $380.4 million

NET ASSET VALUE PER SHARE
AS OF 09/30/04 ($)

  Class A                                15.94
----------------------------------------------
  Class B                                14.88
----------------------------------------------
  Class C                                14.84
----------------------------------------------
  Class G                                14.85
----------------------------------------------
  Class T                                15.92
----------------------------------------------
  Class Z                                16.84


PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                              Columbia Small Company Equity Fund

For the 12-month period ended September 30, 2004, class A shares of Columbia Small Company Equity Fund returned 13.05% without sales charge. The fund outpaced the 11.92% return of its primary benchmark, the Russell 2000 Growth Index and beat the Morningstar(R) Small Growth Category average, which returned 11.36%. 1 Strong stock selection drove performance. However, the fund fell short of the 18.77% return of it secondary benchmark, the Russell 2000 Index, because the fund focuses on small-cap growth stocks, and value stocks led the market for the period. The Russell 2000 Index measures the performance of both small-cap growth and value stocks.

STOCK PICKING FOCUSED ON QUALITY AND VALUATION

Small-cap stocks held up well even as uncertainty over the economy, war in Iraq and the presidential election unsettled investors. In this environment, we emphasized small-cap companies that appeared to have healthy balance sheets, attractive business models and strong management teams. We also targeted companies that had track records of profitability operating in well-defined niches with strong growth prospects and attractive or reasonable stock valuations. Among the fund's best performers were Station Casinos and Jarden. Station benefited as business boomed, both at the casinos it operates for Las Vegas residents and through collaborations with Native American tribes on new projects. We sold our stake as the stock reached mid-cap size. Jarden, a diversified consumer products company, rallied as innovative marketing and smart acquisitions drove strong earnings growth.

STRONG CONTRIBUTIONS FROM ENERGY, INDUSTRIALS, HEALTH CARE AND FINANCIALS

Energy, industrials, health care and financials were the best performing sectors for the fund. Energy stocks posted sharp gains, driven by high commodity prices and concerns around supply. Maverick Tube, a company that makes metal tubing to transport gas and oil from offshore drilling sites, was one of the fund's top performers. Within industrials, we emphasized transportation stocks. Freight companies, such as EGL, did especially well amid favorable supply/demand dynamics.

In health care, we favored biotechnology and specialty pharmaceutical companies, which helped performance. Salix Pharmaceuticals rallied sharply following FDA approval for its new gastro-intestinal drug. The fund's financial investments focused on banks that were well-positioned for rising interest rates. East West Bancorp, a West Coast bank with a niche serving the Chinese-American community, generated particularly strong returns.

DISAPPOINTMENTS FROM TECHNOLOGY AND MEDIA

Technology stocks declined as economic growth slowed during the summer months, traditionally a slow period for technology. Netopia,

1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[Sidebar]

SECTORS AS OF 09/30/04 (%)

  Consumer discretionary                  16.5
----------------------------------------------
  Consumer staples                         0.4
----------------------------------------------
  Energy                                   3.8
----------------------------------------------
  Financials                              10.9
----------------------------------------------
  Health care                             22.8
----------------------------------------------
  Industrials                             14.4
----------------------------------------------
  Information technology                  29.0
----------------------------------------------
  Materials                                2.2

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

TOP 10 HOLDINGS AS OF 09/30/04 (%)

  Jarden Corp.                             1.5
----------------------------------------------
  DRS Technologies, Inc.                   1.3
----------------------------------------------
  Silicon Image, Inc.                      1.2
----------------------------------------------
  Infinity Property & Casualty Corp.       1.2
----------------------------------------------
  Cost Plus, Inc.                          1.2
----------------------------------------------
  Scientific Games Corp.                   1.2
----------------------------------------------
  Jefferies Group, Inc.                    1.1
----------------------------------------------
  Advisory Board Co.                       1.1
----------------------------------------------
  Gaylord Entertainment Co.                1.1
----------------------------------------------
  EGL, Inc.                                1.1

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 09/30/04 (%)

  Jarden Corp.                             1.5
----------------------------------------------
  Maverick Tube Corp.                      0.7
----------------------------------------------
  EGL, Inc.                                1.1
----------------------------------------------
  Salix Pharmaceuticals Ltd.               0.9
----------------------------------------------
  East West Bancorp, Inc.                  1.0
----------------------------------------------
  Netopia, Inc.                            0.1
----------------------------------------------
  Micromuse, Inc.                          0.7
----------------------------------------------
  Silicon Image, Inc.                      1.2
----------------------------------------------
  Artisan Components, Inc.                 0.9
----------------------------------------------
  Taro Pharmaceuticals Industries Ltd.     0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                              Columbia Small Company Equity Fund

which makes smart modems for DSL, and Micromuse, which sells network management software, were among the biggest detractors as sales fell short of expectations. The fund's focus on semiconductor and semiconductor equipment stocks, however, yielded a few bright spots. Silicon Image climbed sharply after launching a new type of digital connectivity technology called HDMI, while Artisan Components, a semiconductor design company, rallied nicely following a generous buyout offer.

Elsewhere, the fund lost ground from its emphasis on media stocks, which came under pressure because of weaker-than-expected advertising revenues. In addition, Taro Pharmaceuticals Industries and At Road tumbled after failing to meet investor expectations. Taro Pharmaceuticals Industries is a specialty pharmaceutical company, while At Road is a mobile resource management company that helps companies track the location of field workers. We sold At Road as prospects deteriorated, but held on to Taro, because we believe its earnings outlook is encouraging.

CAUTIOUS OPTIMISM FOR COMING YEAR

Although small-cap valuations have risen and investor risk tolerance has dropped, we remain optimistic about the prospects for small-cap growth stocks. We think their earnings outlooks remain better than those for large-cap stocks, especially if the economy continues to improve. In the midst of economic uncertainty and potential market volatility, we expect to maintain the fund's bias toward higher quality, small-cap growth stocks.

Paul Berlinguet has managed Columbia Small Company Equity Fund since November 2003 and has been with the advisor since October 2003.

/s/ Paul Berlinguet

Steven Lilly has co-managed the fund since May 2004 and has been with the advisor or its predecessors or affiliate organizations since July 1995.

/s/ Steven Lilly

Thomas Lettenberger has co-managed the fund since May 2004 and has been with the advisor or its predecessors or affiliate organizations since August 2000.

/s/ Thomas Lettenberger

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

INVESTMENT PORTFOLIO ___________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 64.9%

CONSUMER DISCRETIONARY - 8.1%

   AUTO COMPONENTS - 0.3%
      Autoliv, Inc.                              1,520          61,408
      BorgWarner, Inc.                           2,600         112,554
      Continental AG                             4,500         245,151
      Denso Corp.                               15,600         369,637
      Gentex Corp.                               2,100          73,773
      Johnson Controls, Inc.                     2,500         142,025
      Lear Corp.                                 3,000         163,350
      Modine Manufacturing Co.                   1,200          36,132
      Standard Motor Products, Inc.              2,600          39,286
      Superior Industries International          1,800          53,910
      Visteon Corp.                                  1               8
                                                         -------------
                                 Auto Components Total       1,297,234

   AUTOMOBILES - 0.4%
      Renault SA                                 9,232         757,245
      Toyota Motor Corp.                        20,300         779,198
                                                         -------------
                                     Automobiles Total       1,536,443

   DISTRIBUTORS - 0.0%
      Brightpoint, Inc. (a)                      4,200          72,240
                                                         -------------
                                    Distributors Total          72,240

   HOTELS, RESTAURANTS & LEISURE - 1.4%
      Alliance Gaming Corp. (a)                  4,300          64,758
      Applebee's International, Inc.             2,450          61,936
      Bally Total Fitness Holding Corp. (a)      4,600          16,744
      Bob Evans Farms, Inc.                      1,624          44,108
      Brinker International, Inc. (a)            4,200         130,830
      Buca, Inc. (a)                             6,800          28,832
      Carnival Corp.                            24,300       1,149,147
      Cheesecake Factory, Inc. (a)               1,450          62,930
      Darden Restaurants, Inc.                   2,300          53,636
      Dave & Buster's, Inc. (a)                  3,500          66,430
      Four Seasons Hotels, Inc.                    520          33,332
      Gaylord Entertainment Co. (a)              4,000         124,000
      Harrah's Entertainment, Inc.               8,782         465,270
      Hilton Hotels Corp.                       16,760         315,758
      Intercontinental Hotels Group PLC         19,238         219,338
      Landry's Restaurants, Inc.                 2,500          68,225
      Lone Star Steakhouse & Saloon              3,300          85,239
      Marcus Corp.                               3,500          68,145
      Marriott International, Inc., Class A     26,230       1,362,911
      McDonald's Corp.                          16,450         461,094
      OPAP SA                                   12,620         242,930
      Pinnacle Entertainment, Inc. (a)           5,700          78,660
      Scientific Games Corp., Class A (a)       10,900         208,190
      Six Flags, Inc. (a)                       12,800          69,632
      Starwood Hotels & Resorts
        Worldwide, Inc.                          2,970         137,867
      Volume Services America Holdings, Inc.     3,200          47,040
      Yum! Brands, Inc.                          4,650         189,069
                                                         -------------
                   Hotels, Restaurants & Leisure Total       5,856,051


                                               SHARES      VALUE ($)
                                               -------   -------------

   HOUSEHOLD DURABLES - 0.4%
      American Greetings Corp., Class A (a)      1,900          47,728
      Centex Corp.                               1,340          67,616
      CSS Industries, Inc.                       1,500          46,410
      D.R. Horton, Inc.                          2,340          77,477
      Funai Electric Co., Ltd.                   1,900         256,814
      Harman International Industries, Inc.        400          43,100
      Kimball International, Inc., Class B       3,300          45,804
      Koninklijke (Royal) Philips
        Electronics NV (a)                      16,590         381,263
      Matsushita Electric Industrial Co., Ltd.  37,000         495,040
      Newell Rubbermaid, Inc.                    4,700          94,188
      Pulte Homes, Inc.                            500          30,685
      Russ Berrie & Co., Inc.                    1,100          22,165
                                                         -------------
                              Household Durables Total       1,608,290

   INTERNET & CATALOG RETAIL - 0.3%
      eBay, Inc. (a)                            12,000       1,103,280
                                                         -------------
                       Internet & Catalog Retail Total       1,103,280

   LEISURE EQUIPMENT & PRODUCTS - 0.1%
      Action Performance Companies, Inc.         3,700          37,481
      Fuji Photo Film Co., Ltd.                 11,000         362,225
      JAKKS Pacific, Inc. (a)                    1,600          36,800
      M&F Worldwide Corp. (a)                    2,500          32,525
      Marvel Enterprises, Inc. (a)               9,230         134,389
      Mattel, Inc.                               3,900          70,707
                                                         -------------
                    Leisure Equipment & Products Total         674,127

   MEDIA - 1.7%
      4Kids Entertainment, Inc. (a)              3,300          66,660
      Arbitron, Inc. (a)                         2,800         102,508
      Clear Channel Communications, Inc.        17,254         537,807
      Cumulus Media, Inc., Class A (a)           5,500          79,145
      Dentsu, Inc.                                  78         209,298
      Grupo Televisa SA, ADR                       900          47,457
      JC Decaux SA (a)                          12,374         281,914
      Journal Communications, Inc.               2,000          35,080
      Knight-Ridder, Inc.                          800          52,360
      Lamar Advertising Co., Class A (a)         1,450          60,335
      Liberty Corp.                              1,400          55,636
      Lin TV Corp., Class A (a)                  5,800         112,984
      McGraw-Hill Companies, Inc.               12,857       1,024,574
      Media General, Inc., Class A                 900          50,355
      Mediacom Communications
        Corp., Class A (a)                       5,800          37,874
      New York Times Co., Class A                2,400          93,840
      News Corp., Ltd.                          29,600         243,458
      Omnicom Group                              8,600         628,316
      Pearson PLC                               35,520         380,433
      Radio One, Inc., Class D (a)               5,900          83,957
      Sinclair Broadcast Group, Inc., Class A   12,700          92,710
      Time Warner, Inc. (a)                     64,363       1,038,819
      TiVo, Inc. (a)                             9,000          59,580
      Univision Communications, Inc.,
        Class A (a)                              3,570         112,848
      Viacom, Inc., Class A                     10,890         370,260


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

CONSUMER DISCRETIONARY - (CONTINUED)

   MEDIA - (CONTINUED)
      WPP Group PLC                             25,000         233,425
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                             33,455       1,037,774
                                                         -------------
                                           Media Total       7,129,407

   MULTILINE RETAIL - 0.2%
      Federated Department Stores, Inc.          5,900         268,037
      Fred's, Inc.                               4,300          77,228
      May Department Stores Co.                  8,810         225,800
      ShopKo Stores, Inc. (a)                    2,200          38,302
      Takashimaya Co., Ltd.                     12,000         100,088
      Wal-Mart de Mexico SA de CV, Series V     81,100         275,652
                                                         -------------
                                Multiline Retail Total         985,107

   SPECIALTY RETAIL - 2.7%
      Aoyama Trading Co., Ltd.                   3,900          88,878
      Bed Bath & Beyond, Inc. (a)               29,065       1,078,602
      Best Buy Co., Inc.                        24,900       1,350,576
      Boise Cascade Corp.                        2,500          83,200
      Bombay Co., Inc. (a)                      12,100          88,693
      Borders Group, Inc.                        5,600         138,880
      Building Material Holding Corp.            1,500          41,280
      Chico's FAS, Inc. (a)                     37,270       1,274,634
      Compucom Systems, Inc. (a)                 8,100          37,098
      Cost Plus, Inc. (a)                        3,700         130,906
      GameStop Corp., Class A (a)                3,600          66,636
      Goody's Family Clothing, Inc.              4,200          35,364
      Home Depot, Inc.                          27,915       1,094,268
      Jarden Corp. (a)                           4,800         175,152
      Limited Brands                            21,793         485,766
      Lowe's Companies, Inc.                    31,225       1,697,079
      Monro Muffler, Inc. (a)                    3,300          72,105
      Movie Gallery, Inc.                        1,100          19,283
      Nitori Co., Ltd.                           3,500         201,209
      Office Depot, Inc. (a)                    55,633         836,164
      Pacific Sunwear of California, Inc. (a)    4,100          86,305
      Party City Corp. (a)                       3,700          54,649
      PETCO Animal Supplies, Inc. (a)            4,900         160,034
      PETsMART, Inc.                             3,000          85,170
      Pier 1 Imports, Inc.                       2,400          43,392
      Rent-Way, Inc. (a)                         3,600          24,660
      Ross Stores, Inc.                          3,400          79,696
      Sharper Image Corp. (a)                    4,600          98,670
      Staples, Inc.                             53,940       1,608,491
      TBC Corp. (a)                                900          20,106
      TJX Companies, Inc.                        8,800         193,952
      Urban Outfitters, Inc. (a)                 1,700          58,480
                                                         -------------
                                Specialty Retail Total      11,509,378

   TEXTILES, APPAREL & LUXURY GOODS - 0.6%
      Burberry Group PLC                        56,100         379,216
      Carter's, Inc. (a)                         3,000          83,070
      Coach, Inc. (a)                           24,780       1,051,168
      Culp, Inc. (a)                               400           2,940

                                               SHARES      VALUE ($)
                                               -------   -------------
      Delta Apparel, Inc.                        1,000          23,800
      Hampshire Group Ltd. (a)                   1,700          53,652
      Kellwood Co.                               2,200          80,190
      NIKE, Inc., Class B                        9,300         732,840
      Russell Corp.                              2,500          42,100
      Stride Rite Corp.                          3,000          30,750
      Tandy Brands Accessories, Inc.             1,600          22,800
      Wolverine World Wide, Inc.                 2,900          73,080
                                                         -------------
                Textiles, Apparel & Luxury Goods Total       2,575,606
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      34,347,163

CONSUMER STAPLES - 5.8%

   BEVERAGES - 1.0%
      Diageo PLC                                39,400         493,057
      Pepsi Bottling Group, Inc.                 4,300         116,745
      PepsiCo, Inc.                             64,292       3,127,806
      SABMiller PLC                             19,840         262,486
                                                         -------------
                                       Beverages Total       4,000,094

   FOOD & STAPLES RETAILING - 0.9%
      Aeon Co., Ltd.,                            6,300         102,086
      Aeon Co., Ltd., New Shares                 6,300         100,635
      BJ's Wholesale Club, Inc. (a)              1,300          35,542
      Costco Wholesale Corp.                    60,051       2,495,719
      Metro AG                                   8,293         370,887
      Performance Food Group Co. (a)             1,800          42,660
      Sysco Corp.                               24,130         721,970
      Whole Foods Market, Inc.                   1,000          85,790
      Winn-Dixie Stores, Inc.                    3,400          10,506
                                                         -------------
                        Food & Staples Retailing Total       3,965,795

   FOOD PRODUCTS - 1.3%
      Ajinomoto Co., Inc.                       21,000         240,683
      Bunge Ltd.                                 9,500         379,810
      Central Garden and Pet Co. (a)               600          18,372
      ConAgra Foods, Inc.                       34,037         875,091
      Corn Products International, Inc.          2,500         115,250
      Dean Foods Co. (a)                        11,800         354,236
      Hershey Foods Corp.                       14,640         683,834
      Hormel Foods Corp.                         2,100          56,238
      John B. Sanfilippo & Son, Inc. (a)           800          20,960
      Kraft Foods, Inc., Class A                36,207       1,148,486
      Nestle SA, Registered Shares               3,966         910,793
      Omega Protein Corp. (a)                    3,400          26,180
      Unilever PLC                              81,110         661,548
                                                         -------------
                                   Food Products Total       5,491,481

   HOUSEHOLD PRODUCTS - 1.5%
      Clorox Co.                                21,075       1,123,297
      Kao Corp.                                 20,000         442,978
      Kimberly-Clark Corp.                      19,090       1,233,023
      Procter & Gamble Co.                      53,572       2,899,317
      Reckitt Benckiser PLC                     25,583         627,919
                                                         -------------
                              Household Products Total       6,326,534


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

CONSUMER STAPLES - (CONTINUED)

   PERSONAL PRODUCTS - 0.6%
      Alberto-Culver Co., Class B               26,255       1,141,567
      Avon Products, Inc.                       27,600       1,205,568
                                                         -------------
                               Personal Products Total       2,347,135

   TOBACCO - 0.5%
      Altria Group, Inc.                        38,219       1,797,822
      Imperial Tobacco Group PLC                22,997         502,314
                                                         -------------
                                         Tobacco Total       2,300,136
                                                         -------------
                                CONSUMER STAPLES TOTAL      24,431,175

ENERGY - 5.3%

   ENERGY EQUIPMENT & SERVICES - 0.8%
      Baker Hughes, Inc.                         2,970         129,849
      BJ Services Co.                            4,440         232,700
      Cooper Cameron Corp. (a)                     700          38,388
      Halliburton Co.                           29,831       1,005,006
      Key Energy Services, Inc. (a)              7,100          78,455
      Lufkin Industries, Inc.                    1,900          70,718
      Maverick Tube Corp. (a)                    2,500          77,025
      Nabors Industries Ltd. (a)                 1,210          57,294
      National-Oilwell, Inc. (a)                18,560         609,882
      Noble Corp. (a)                            2,300         103,385
      Patterson-UTI Energy, Inc.                 5,630         107,364
      Saipem S.p.A.                             11,700         131,701
      Smith International, Inc. (a)              6,000         364,380
      Transocean, Inc. (a)                       2,800         100,184
      Unit Corp. (a)                             3,200         112,256
      Universal Compression Holdings, Inc. (a)   1,800          61,326
      Weatherford International Ltd. (a)         1,900          96,938
      Willbros Group, Inc. (a)                   5,200          77,532
                                                         -------------
                     Energy Equipment & Services Total       3,454,383

   OIL & GAS - 4.5%
      Amerada Hess Corp.                         2,500         222,500
      Apache Corp.                               1,194          59,831
      BG Group PLC                              38,152         256,674
      BP PLC, ADR                               62,501       3,595,683
      Carrizo Oil & Gas, Inc. (a)                5,300          50,721
      ChevronTexaco Corp.                        9,568         513,228
      Cimarex Energy Co. (a)                     1,700          59,398
      ConocoPhillips                            32,607       2,701,490
      Edge Petroleum Corp. (a)                   2,300          36,731
      EnCana Corp.                              16,400         758,964
      Energy Partners Ltd. (a)                   4,200          68,376
      ENI S.p.A.                                58,813       1,319,225
      EOG Resources, Inc.                        8,560         563,676
      Exxon Mobil Corp.                         69,277       3,348,157
      Fortum Oyj                                17,400         243,397
      Harvest Natural Resources, Inc. (a)        4,200          69,720
      Magnum Hunter Resources, Inc (a)           4,900          56,546
      Marathon Oil Corp.                        33,398       1,378,669
      Mission Resources Corp. (a)                8,200          51,578


                                               SHARES      VALUE ($)
                                               -------   -------------

      Murphy Oil Corp.                             400          34,708
      Norsk Hydro ASA                            3,800         277,218
      PTT Public Co., Ltd.                     113,300         462,281
      Range Resources Corp.                      3,100          54,219
      Royal Dutch Petroleum Co.,
        N.Y. Registered Shares                  20,509       1,058,264
      Shell Transport & Trading Co., PLC        51,400         378,069
      Stone Energy Corp. (a)                     1,700          74,392
      Total SA                                   3,640         742,949
      Ultra Petroleum Corp. (a)                    300          14,715
      Western Gas Resources, Inc.                4,600         131,514
      Whiting Petroleum Corp. (a)                1,300          39,520
      XTO Energy, Inc.                          15,020         487,850
                                                         -------------
                                       Oil & Gas Total      19,110,263
                                                         -------------
                                          ENERGY TOTAL      22,564,646

FINANCIALS - 13.7%

   CAPITAL MARKETS - 1.4%
      Bank of New York Co., Inc.                38,797       1,131,708
      Bear Stearns Companies, Inc.               1,400         134,638
      Deutsche Bank AG, Registered Shares        3,583         258,108
      E*TRADE Financial Corp. (a)                6,010          68,634
      Goldman Sachs Group, Inc.                 15,590       1,453,612
      Janus Capital Group, Inc.                 11,200         152,432
      Jefferies Group, Inc.                      3,600         124,092
      LaBranche & Co., Inc. (a)                  2,700          22,815
      Lehman Brothers Holdings, Inc.             1,600         127,552
      Merrill Lynch & Co., Inc.                 18,000         894,960
      Morgan Stanley                            15,944         786,039
      State Street Corp.                        13,609         581,240
                                                         -------------
                                 Capital Markets Total       5,735,830

   COMMERCIAL BANKS - 4.2%
      Anglo Irish Bank Corp., PLC               15,700         288,070
      Bancfirst Corp.                              200          12,824
      Banco Popolare di Verona E Novara         22,900         402,147
      Banco Popular Espanol SA                   5,470         304,433
      Bancorpsouth, Inc.                         2,300          52,877
      BancTrust Financial Group, Inc.            2,300          43,240
      Bank of Granite Corp.                      2,200          42,702
      Bank of Ireland                           25,424         342,899
      Banknorth Group, Inc.                      4,200         147,000
      Barclays PLC                             102,120         981,997
      BNP Paribas                               10,019         648,794
      Boston Private Financial Holdings, Inc.    3,500          87,360
      Bryn Mawr Bank Corp.                       2,700          54,216
      Capitol Bancorp Ltd.                       2,400          70,416
      Chemical Financial Corp.                   2,145          78,335
      Chittenden Corp.                           3,125          85,156
      City National Corp.                        2,100         136,395
      Columbia Banking System, Inc.              1,800          42,822
      Community Trust Bancorp, Inc.              1,270          39,472
      Corus Bankshares, Inc.                     2,000          86,260
      Credit Agricole SA                        10,640         290,926
      Cullen/Frost Bankers, Inc.                 1,400          65,058
      Danske Bank A/S                           11,000         289,446
      DNB NOR ASA                               32,000         253,681


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   COMMERCIAL BANKS - (CONTINUED)
      East-West Bancorp, Inc.                    3,400         114,206
      Erste Bank der oesterreichischen
        Sparkassen AG                            6,534         272,371
      First Citizens BancShares, Inc., Class A     300          35,400
      First Financial Bankshares Inc.            1,150          46,184
      Greater Bay Bancorp                        1,800          51,750
      Hancock Holding Co.                        1,000          31,790
      Hansabank Ltd.                            31,965         289,650
      HBOS PLC                                  19,860         268,786
      ITLA Capital Corp. (a)                     1,100          50,820
      Kookmin Bank, ADR (a)                     10,300         327,952
      Lloyds TSB Group PLC                      33,110         259,181
      MASSBANK Corp.                               700          25,998
      Mercantile Bank Corp.                      2,945         102,604
      Merchants Bancshares, Inc.                 1,800          51,750
      Mid-State Bancshares                       3,200          82,336
      Mitsubishi Tokyo Financial Group, Inc.        44         367,527
      Mizuho Financial Group, Inc.                  68         256,051
      National Bank of Greece SA                11,505         279,782
      National City Corp.                       23,970         925,721
      North Fork Bancorporation, Inc.           13,360         593,852
      Northrim BanCorp, Inc.                     1,600          34,960
      Prosperity Bancshares, Inc.                4,100         109,552
      Riggs National Corp.                       1,900          42,180
      Royal Bank of Scotland Group PLC          27,887         807,398
      S.Y. Bancorp, Inc.                           400           9,028
      Skandinaviska Enskilda Banken
        AB, Class A                             38,200         590,612
      Sterling Bancshares, Inc.                  5,500          73,975
      Sumitomo Mitsui Financial Group, Inc.         41         234,933
      TCF Financial Corp.                        3,120          94,505
      Trico Bancshares                           4,400          92,048
      UCBH Holdings, Inc.                        1,560          60,949
      UMB Financial Corp.                        1,600          76,272
      UnionBanCal Corp.                            500          29,605
      US Bancorp                                73,435       2,122,272
      Wachovia Corp.                            24,349       1,143,186
      Wells Fargo & Co.                         49,992       2,981,023
      Whitney Holding Corp.                      1,500          63,000
      Wintrust Financial Corp.                   1,000          57,280
      Zions Bancorporation                       1,000          61,040
                                                         -------------
                                Commercial Banks Total      17,964,055

   CONSUMER FINANCE - 0.6%
      American Express Co.                      23,000       1,183,580
      Cash America International, Inc.           4,100         100,286
      MBNA Corp.                                42,688       1,075,738
                                                         -------------
                                Consumer Finance Total       2,359,604

   DIVERSIFIED FINANCIAL SERVICES - 2.0%
      ACE Cash Express, Inc. (a)                 3,200          83,328
      Citigroup, Inc.                          102,080       4,503,770
      Commercial Capital Bancorp, Inc.           4,200          95,298
      Credit Saison Co., Ltd.                    4,100         126,423


                                               SHARES      VALUE ($)
                                               -------   -------------

      Greenhill & Co., Inc.                      3,600          84,960
      ING Groep NV                              32,420         818,995
      JPMorgan Chase & Co.                      63,873       2,537,674
      Metris Companies, Inc. (a)                 6,600          64,548
      MFC Bancorp Ltd. (a)                       5,400          99,036
      MTC Technologies, Inc. (a)                 4,000         110,520
      National Financial Partners Corp.          1,900          67,982
      QC Holdings, Inc. (a)                      1,600          25,488
                                                         -------------
                  Diversified Financial Services Total       8,618,022

   INSURANCE - 3.3%
      Aegon NV                                  11,591         125,377
      Aflac, Inc.                               13,798         541,020
      Allianz AG, Registered Shares              3,854         388,979
      Ambac Financial Group, Inc.               14,274       1,141,206
      American International Group, Inc.        40,673       2,765,357
      AmerUs Group Co.                             900          36,900
      Axa                                       12,400         251,660
      Baldwin & Lyons, Inc., Class B               300           7,572
      Chubb Corp.                               13,455         945,617
      Cincinnati Financial Corp.                 1,365          56,265
      CNA Surety Corp. (a)                       3,500          37,100
      Commerce Group, Inc.                       1,100          53,240
      Delphi Financial Group, Inc., Class A      1,950          78,332
      Harleysville Group, Inc.                   2,700          55,782
      Hartford Financial Services Group, Inc.   11,841         733,313
      Horace Mann Educators Corp.                2,700          47,466
      Infinity Property & Casualty Corp.         4,400         129,932
      Irish Life & Permanent PLC                19,200         310,273
      Kansas City Life Insurance Co.               200           8,514
      Lincoln National Corp.                    24,476       1,150,372
      Loews Corp.                                1,300          76,050
      Marsh & McLennan Companies, Inc.          10,523         481,532
      Millea Holdings, Inc.                         32         413,318
      Mitsui Sumitomo Insurance Co., Ltd.       39,000         322,435
      Nationwide Financial Services, Inc.,
        Class A                                  2,100          73,731
      Navigators Group, Inc. (a)                 1,200          35,088
      Old Republic International Corp.           1,050          26,282
      Philadelphia Consolidated
        Holding Co. (a)                          2,100         115,752
      Phoenix Companies, Inc.                    5,500          57,310
      ProCentury Corp.                           4,200          41,790
      Progressive Corp.                          3,300         279,675
      Quanta Capital Holdings Ltd. (a)           4,600          37,490
      RenaissanceRe Holdings Ltd.               17,600         907,808
      Riunione Adriatica di Sicurta S.p.A        9,043         174,065
      RLI Corp.                                  1,600          60,080
      St. Paul Travelers Companies, Inc.         1,900          62,814
      T&D Holdings, Inc. (a)                     5,500         241,753
      UICI                                         900          29,466
      United National Group Ltd., Class A (a)    2,700          39,204
      Universal American Financial Corp. (a)     2,300          29,739
      Willis Group Holdings Ltd.                20,758         776,349
      XL Capital Ltd., Class A                  12,885         953,361
                                                         -------------
                                       Insurance Total      14,099,369


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   REAL ESTATE - 1.6%
      Alexandria Real Estate Equities,
        Inc., REIT                               3,960         260,251
      American Financial Realty Trust, REIT      2,800          39,508
      Archstone-Smith Trust, REIT               19,096         604,197
      AvalonBay Communities, Inc.                7,150         430,573
      BioMed Realty Trust, Inc.                  4,000          70,360
      Boston Properties, Inc., REIT              1,120          62,037
      Boykin Lodging Co., REIT (a)               4,500          37,845
      Brandywine Realty Trust                    1,800          51,264
      Brookfield Properties Co., REIT            1,930          62,262
      CenterPoint Properties Trust, REIT         2,200          95,876
      Corporate Office Properties Trust          1,800          46,116
      Cousins Properties, Inc., REIT             5,800         198,998
      Duke Realty Corp., REIT                    3,250         107,900
      Eastgroup Properties, Inc., REIT           2,100          69,720
      Equity Office Properties Trust, REIT       4,220         114,995
      Equity One, Inc., REIT                     2,600          51,012
      Equity Residential, REIT                   5,970         185,070
      Essex Property Trust, Inc., REIT             430          30,895
      First Potomac Realty Trust, REIT           2,500          51,650
      General Growth Properties, Inc., REIT      5,420         168,020
      Getty Realty Corp., REIT                   1,800          47,196
      Gladstone Commercial Corp., REIT           2,100          34,041
      Host Marriott Corp. (a)                   17,800         249,734
      iStar Financial, Inc., REIT                5,290         218,107
      Kimco Realty Corp., REIT                  13,123         673,210
      La Quinta Corp., REIT (a)                  8,810          68,718
      Liberty Property Trust, REIT               2,140          85,258
      Mid-America Apartment Communities,
        Inc., REIT                               2,100          81,795
      Mitsubishi Estate Co., Ltd.               19,000         198,733
      Nationwide Health Properties, Inc., REIT   3,400          70,550
      Newcastle Investment Corp., REIT           2,870          88,109
      Pan Pacific Retail Properties, Inc., REIT  1,450          78,445
      ProLogis, REIT                             4,580         161,399
      PS Business Parks, Inc., REIT              2,500          99,625
      Public Storage, Inc., REIT                 2,770         137,254
      Regency Centers Corp., REIT                3,070         142,724
      Simon Property Group, Inc., REIT           3,690         197,895
      SL Green Realty Corp., REIT                1,200          62,172
      St. Joe Co.                                3,560         170,061
      Sumitomo Realty & Development
        Co., Ltd.                               10,000         106,697
      Sun Hung Kai Properties Ltd.              61,000         574,535
      Swire Pacific Ltd., Class A               17,000         118,143
      Tanger Factory Outlet Centers,
        Inc., REIT                               1,200          53,736
      United Dominion Realty Trust,
        Inc., REIT                               2,400          47,592
      Universal Health Realty Income
        Trust, REIT                              1,100          33,330


                                               SHARES      VALUE ($)
                                               -------   -------------

      Urstadt Biddle Properties, Inc.,
        Class A, REIT                            2,600          39,624
      Vornado Realty Trust, REIT                 2,637         165,287
                                                         -------------
                                     Real Estate Total       6,742,519

   THRIFTS & MORTGAGE FINANCE - 0.6%
      Countrywide Financial Corp.               16,884         665,061
      Freddie Mac                               14,032         915,447
      Golden West Financial Corp.                2,900         321,755
      Greenpoint Financial Corp.                 3,650         168,849
      PMI Group, Inc.                            4,100         166,378
      Radian Group, Inc.                         3,000         138,690
      Sovereign Bancorp, Inc.                    8,400         183,288
      Webster Financial Corp.                    2,700         133,353
                                                         -------------
                      Thrifts & Mortgage Finance Total       2,692,821
                                                         -------------
                                      FINANCIALS TOTAL      58,212,220

HEALTH CARE - 8.8%

   BIOTECHNOLOGY - 0.8%
      Amgen, Inc. (a)                           12,830         727,204
      Amylin Pharmaceuticals, Inc. (a)           4,724          96,937
      Biogen Idec, Inc. (a)                      7,600         464,892
      BioMarin Pharmaceuticals, Inc. (a)         9,500          49,305
      Cell Therapeutics, Inc. (a)               10,100          69,286
      Cytogen Corp. (a)                          4,600          48,484
      Exact Sciences Corp. (a)                   6,800          22,440
      Gen-Probe, Inc. (a)                        2,330          92,897
      Genentech, Inc. (a)                       23,000       1,205,660
      Genzyme Corp. (a)                          2,330         126,775
      ImClone Systems, Inc. (a)                    500          26,425
      Martek Biosciences Corp. (a)               1,450          70,528
      Neopharm, Inc. (a)                         9,410          80,550
      Neurocrine Biosciences, Inc. (a)           2,100          99,036
      Protein Design Labs, Inc. (a)              4,500          88,110
      Telik, Inc. (a)                            4,600         102,580
                                                         -------------
                                   Biotechnology Total       3,371,109

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
      Alcon, Inc.                               11,860         951,172
      Beckman Coulter, Inc.                      1,150          64,538
      Bio-Rad Laboratories, Inc., Class A (a)    2,200         112,420
      Biomet, Inc.                               5,160         241,901
      Boston Scientific Corp. (a)               24,730         982,523
      Cardiac Science, Inc. (a)                 17,300          33,216
      Conceptus, Inc. (a)                        6,500          60,255
      Cytyc Corp. (a)                            2,600          62,790
      Fisher Scientific International, Inc. (a)  2,850         166,240
      Integra LifeSciences Holdings Corp. (a)    3,300         105,963
      Kinetic Concepts, Inc. (a)                12,490         656,350
      LCA-Vision, Inc.                           3,700          95,423
      Medical Action Industries, Inc. (a)        7,100         118,059
      Millipore Corp. (a)                        2,400         114,840
      Nobel Biocare Holding AG                   1,222         189,999
      Palomar Medical Technologies, Inc. (a)     2,100          46,032
      Smith & Nephew PLC                        73,280         675,439
      Sola International, Inc. (a)               1,600          30,480


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - (CONTINUED)
      SonoSite, Inc. (a)                         4,400         114,620
      St. Jude Medical, Inc. (a)                17,560       1,321,741
      SurModics, Inc. (a)                        3,000          71,250
      Synthes, Inc. (a)                          1,200         131,024
      Thermo Electron Corp. (a)                 35,340         954,887
      Varian Medical Systems, Inc. (a)          45,290       1,565,675
      Varian, Inc. (a)                           2,500          94,675
      Zimmer Holdings, Inc. (a)                 23,000       1,817,920
                                                         -------------
                Health Care Equipment & Supplies Total      10,779,432

   HEALTH CARE PROVIDERS & SERVICES - 1.4%
      Accredo Health, Inc. (a)                   2,540          59,868
      Advisory Board Co. (a)                     3,700         124,320
      Aetna, Inc.                               21,093       2,107,823
      America Service Group, Inc. (a)            2,159          88,605
      Anthem, Inc. (a)                          12,000       1,047,000
      Capital Senior Living Corp. (a)            1,300           6,240
      Caremark Rx, Inc. (a)                     33,610       1,077,873
      Chronimed, Inc. (a)                        3,500          21,070
      Community Health Systems, Inc. (a)         2,330          62,164
      Cross Country Healthcare, Inc. (a)         2,500          38,750
      DaVita, Inc. (a)                           5,840         181,916
      First Health Group Corp. (a)               6,600         106,194
      Genesis HealthCare Corp. (a)               1,350          41,054
      Gentiva Health Services, Inc. (a)          2,600          42,562
      HCA, Inc.                                  2,600          99,190
      Hooper Holmes, Inc.                        9,000          40,320
      Isolagen, Inc. (a)                         6,800          64,260
      Kindred Healthcare, Inc. (a)               3,000          73,200
      LifePoint Hospitals, Inc. (a)              2,500          75,025
      McKesson Corp.                             4,680         120,042
      OCA, Inc. (a)                              5,200          24,648
      Parexel International Corp. (a)            3,700          72,520
      Pediatrix Medical Group, Inc. (a)          1,200          65,820
      Province Healthcare Co. (a)                1,800          37,656
      Stewart Enterprises, Inc., Class A (a)     8,300          57,685
      U.S. Physical Therapy, Inc. (a)            2,800          38,052
      UnitedHealth Group, Inc.                     699          51,544
      WellPoint Health Networks, Inc. (a)        1,300         136,617
                                                         -------------
                Health Care Providers & Services Total       5,962,018

   PHARMACEUTICALS - 4.0%
      Advancis Pharmaceutical Corp. (a)          9,000          73,350
      AstraZeneca PLC                           13,900         570,867
      Atrix Labs, Inc. (a)                       3,000          92,070
      Barr Pharmaceuticals, Inc. (a)             1,675          69,395
      Bone Care International, Inc. (a)          3,900          94,770
      Bristol-Myers Squibb Co.                  16,864         399,171
      Caraco Pharmaceutical Laboratories
        Ltd. (a)                                 2,400          18,480
      Chugai Pharmaceutical Co., Ltd.           23,600         341,106
      DepoMed, Inc. (a)                         16,000          83,520
      DOV Pharmaceutical, Inc. (a)               6,600         113,124
      Elan Corp., PLC, ADR (a)                   4,610         107,874
      Eli Lilly & Co.                           13,700         822,685


                                               SHARES      VALUE ($)
                                               -------   -------------

      Endo Pharmaceuticals Holdings, Inc. (a)    3,470          63,709
      GlaxoSmithKline PLC                       40,530         875,967
      IVAX Corp. (a)                             3,388          64,871
      Johnson & Johnson                         60,178       3,389,827
      Medicis Pharmaceutical Corp., Class A      6,050         236,192
      Merck & Co., Inc.                         20,098         663,234
      Nektar Therapeutics (a)                   10,050         145,524
      Novartis AG, Registered Shares            14,630         682,741
      Noven Pharmaceuticals, Inc. (a)            5,400         112,536
      Perrigo Co.                                2,700          55,485
      Pfizer, Inc.                             129,112       3,950,827
      Renovis, Inc. (a)                          6,400          51,264
      Salix Pharmaceuticals Ltd. (a)             4,600          98,992
      Sanofi-Aventis                             9,750         709,441
      Takeda Chemical Industries Ltd.           17,400         791,357
      Taro Pharmaceuticals Industries Ltd. (a)   2,300          53,774
      Teva Pharmaceutical Industries
        Ltd., ADR                               91,230       2,367,419
                                                         -------------
                                 Pharmaceuticals Total      17,099,572
                                                         -------------
                                     HEALTH CARE TOTAL      37,212,131

INDUSTRIALS - 7.3%

   AEROSPACE & DEFENSE - 1.0%
      AAR Corp. (a)                              3,654          45,492
      Alliant Techsystems, Inc. (a)              1,300          78,650
      DRS Technologies, Inc. (a)                 3,600         134,784
      Esterline Technologies Corp. (a)           2,600          79,534
      General Dynamics Corp.                    11,532       1,177,417
      Herley Industries, Inc. (a)                1,900          35,511
      Honeywell International, Inc.             14,012         502,471
      Kaman Corp., Class A                       3,500          41,790
      L-3 Communications Holdings, Inc.            820          54,940
      Ladish Co., Inc. (a)                       4,000          36,600
      Northrop Grumman Corp.                     1,000          53,330
      Precision Castparts Corp.                  1,500          90,075
      Raytheon Co.                              14,307         543,380
      United Defense Industries, Inc. (a)        1,670          66,783
      United Technologies Corp.                 14,747       1,377,075
                                                         -------------
                             Aerospace & Defense Total       4,317,832

   AIR FREIGHT & LOGISTICS - 0.1%
      C.H. Robinson Worldwide, Inc.              1,560          72,369
      CNF, Inc.                                  2,000          81,980
      EGL, Inc. (a)                              4,200         127,092
      Expeditors International of
        Washington, Inc.                         1,230          63,591
      HUB Group, Inc., Class A (a)               2,165          80,646
      Ryder System, Inc.                         1,200          56,448
      UTI Worldwide, Inc.                        1,800         105,858
                                                         -------------
                         Air Freight & Logistics Total         587,984

   AIRLINES - 0.0%
      AMR Corp. (a)                              6,800          49,844
      FLYi, Inc. (a)                             2,300           8,993
      MAIR Holdings, Inc. (a)                    2,100          17,220
      Skywest, Inc.                              2,700          40,635
                                                         -------------
                                        Airlines Total         116,692


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   BUILDING PRODUCTS - 0.1%
      Masco Corp.                                1,610          55,593
      NCI Building Systems, Inc. (a)             1,900          60,610
      Wienerberger AG                            6,657         250,046
                                                         -------------
                               Building Products Total         366,249

   COMMERCIAL SERVICES & SUPPLIES - 1.3%
      ABM Industries, Inc.                       2,800          56,420
      ActivCard Corp. (a)                        4,300          26,402
      Adesa, Inc. (a)                            1,700          27,931
      Angelica Corp.                             2,100          52,248
      Avery Dennison Corp.                       1,110          73,016
      Brink's Co.                                6,700         202,139
      Career Education Corp. (a)                 1,030          29,283
      Casella Waste Systems, Inc., Class A (a)   5,800          68,672
      Cendant Corp.                             69,275       1,496,340
      Century Business Services, Inc. (a)        3,538          15,886
      ChoicePoint, Inc. (a)                      3,530         150,554
      Cintas Corp.                               1,340          56,334
      Consolidated Graphics, Inc. (a)            2,600         108,940
      Corporate Executive Board Co.              4,140         253,534
      Danka Business Systems PLC, ADR (a)        3,800          14,440
      Educate, Inc. (a)                          6,500          76,635
      Education Management Corp. (a)             2,710          72,194
      Electro Rent Corp. (a)                     1,200          13,248
      First Consulting Group, Inc. (a)             431           2,043
      Healthcare Services Group, Inc.            3,350          60,166
      Imagistics International, Inc. (a)         2,800          94,080
      Laureate Education, Inc. (a)               2,600          96,772
      Lightbridge, Inc. (a)                      4,100          19,762
      Manpower, Inc.                             6,260         278,507
      MDC Partners, Inc., Class A (a)            7,500          95,100
      Navigant Consulting, Inc. (a)              3,700          81,252
      NCO Group, Inc. (a)                        5,200         140,140
      Randstad Holding NV                       11,400         413,261
      Republic Services, Inc.                    3,100          92,256
      Robert Half International, Inc.            2,270          58,498
      SOURCECORP, Inc. (a)                       1,800          39,852
      TeleTech Holdings, Inc. (a)                4,900          46,256
      Waste Management, Inc.                    36,405         995,313
                                                         -------------
                  Commercial Services & Supplies Total       5,307,474

   CONSTRUCTION & ENGINEERING - 0.4%
      Chicago Bridge & Iron Co., NV, N.Y.
        Registered Shares                        3,700         110,963
      Comfort Systems USA, Inc. (a)              5,900          38,940
      Dycom Industries, Inc. (a)                 2,600          73,814
      EMCOR Group, Inc. (a)                        900          33,858
      Jacobs Engineering Group, Inc. (a)         2,190          83,855
      JGC Corp.                                 36,000         369,499
      Mastec, Inc. (a)                           1,200           6,300
      Quanta Services, Inc. (a)                  1,800          10,890
      Shimizu Corp.                             63,000         251,609


                                               SHARES      VALUE ($)
                                               -------   -------------

      Vinci SA                                   3,510         404,563
      Washington Group International, Inc. (a)   1,700          58,854
                                                         -------------
                      Construction & Engineering Total       1,443,145

   ELECTRICAL EQUIPMENT - 0.3%
      Ametek, Inc.                               2,500          75,800
      C&D Technologies, Inc.                     2,600          49,452
      Genlyte Group, Inc. (a)                    1,000          64,390
      Hubbell, Inc., Class B                     1,200          53,796
      Plug Power, Inc. (a)                       8,000          51,280
      Powell Industries, Inc. (a)                  800          13,480
      Rockwell Automation, Inc.                 19,100         739,170
      Woodward Governor Co.                      1,000          67,490
                                                         -------------
                            Electrical Equipment Total       1,114,858

   INDUSTRIAL CONGLOMERATES - 2.3%
      3M Co.                                    13,700       1,095,589
      BioSante Pharmaceuticals, Inc. (a)         2,100          18,921
      Carlisle Companies, Inc.                   2,700         172,611
      General Electric Co.                     122,895       4,126,814
      Hutchison Whampoa Ltd.                    31,000         242,207
      NIWS Co., Ltd.                                65         165,326
      Siemens AG, Registered Shares              3,787         279,123
      Smiths Group PLC                          19,333         260,179
      Textron, Inc.                             18,318       1,177,298
      Tyco International Ltd.                   71,140       2,181,152
                                                         -------------
                        Industrial Conglomerates Total       9,719,220

   MACHINERY - 1.5%
      AGCO Corp. (a)                             3,000          67,860
      Alamo Group, Inc.                          1,200          22,452
      Atlas Copco AB, Class B                   16,900         596,538
      Briggs & Stratton Corp.                      900          73,080
      Cuno, Inc. (a)                             2,200         127,050
      Deere & Co.                               15,059         972,058
      Dover Corp.                                1,900          73,853
      EnPro Industries, Inc. (a)                 3,600          86,904
      Harsco Corp.                               1,900          85,310
      Heidelberger Druckmaschinen AG (a)         8,428         251,566
      Ingersoll-Rand Co., Ltd., Class A         26,660       1,812,080
      ITT Industries, Inc.                      19,400       1,551,806
      Kadant Inc. (a)                            2,600          47,736
      Navistar International Corp. (a)           4,100         152,479
      Parker Hannifin Corp.                      1,400          82,404
      RAE Systems, Inc. (a)                     11,300          63,054
      Robbins & Myers, Inc.                      2,673          58,806
      Stewart & Stevenson Services, Inc.         4,200          74,214
      Tecumseh Products Co., Class A             1,100          46,057
      UNOVA, Inc. (a)                              400           5,620
      Volvo AB, Class B                          7,600         268,549
                                                         -------------
                                       Machinery Total       6,519,476

   ROAD & RAIL - 0.2%
      Canadian National Railway Co.              6,290         308,401
      Covenant Transport, Inc., Class A (a)      1,900          36,708
      Dollar Thrifty Automotive Group, Inc. (a)  1,800          43,794
      Genesee & Wyoming, Inc., Class A (a)       4,401         111,433
      Heartland Express, Inc.                    5,250          96,863


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   ROAD & RAIL - (CONTINUED)
      Sirva, Inc. (a)                            4,200          96,180
      U.S. Xpress Enterprises, Inc., Class A (a) 1,100          20,394
      Werner Enterprises, Inc.                   3,400          65,654
                                                         -------------
                                     Road & Rail Total         779,427

   TRADING COMPANIES & DISTRIBUTORS - 0.1%
      Aceto Corp.                                4,300          61,920
      Hughes Supply, Inc.                        2,604          78,302
      Mitsubishi Corp.                          22,000         238,167
      Watsco, Inc.                               3,100          93,093
                                                         -------------
                Trading Companies & Distributors Total         471,482
                                                         -------------
                                     INDUSTRIALS TOTAL      30,743,839

INFORMATION TECHNOLOGY - 8.7%

   COMMUNICATIONS EQUIPMENT - 1.5%
      Anaren, Inc. (a)                           3,500          47,110
      Andrew Corp. (a)                          11,800         144,432
      Avaya, Inc. (a)                           32,800         457,232
      Avocent Corp. (a)                          1,450          37,743
      Belden CDT, Inc.                           1,700          37,060
      Black Box Corp.                            1,100          40,645
      Cisco Systems, Inc. (a)                  115,265       2,086,297
      Comverse Technology, Inc. (a)              5,110          96,221
      F5 Networks, Inc. (a)                      3,600         109,656
      Finisar Corp. (a)                         19,800          25,740
      Foundry Networks, Inc. (a)                 7,900          74,971
      Harris Corp.                               1,200          65,928
      Inter-Tel, Inc.                            3,645          78,805
      Juniper Networks, Inc. (a)                 4,940         116,584
      Motorola, Inc.                            16,800         303,072
      Netopia, Inc. (a)                          5,700          12,198
      NMS Communications Corp. (a)               9,000          43,920
      Nokia Oyj, ADR                            71,191         976,741
      Polycom, Inc. (a)                          3,560          70,559
      QUALCOMM, Inc.                            33,160       1,294,566
      Tollgrade Communications, Inc. (a)         2,800          24,612
                                                         -------------
                        Communications Equipment Total       6,144,092

   COMPUTERS & PERIPHERALS - 1.5%
      Advanced Digital Information Corp. (a)       800           6,960
      Applied Films Corp. (a)                    3,900          70,239
      Cray, Inc. (a)                            12,800          45,184
      Dell, Inc. (a)                            39,675       1,412,430
      Electronics for Imaging, Inc. (a)            900          14,616
      EMC Corp. (a)                             34,600         399,284
      Hutchinson Technology, Inc. (a)            1,600          42,768
      Hypercom Corp. (a)                         5,700          42,066
      Imation Corp.                                400          14,236
      Innovex, Inc. (a)                          3,400          13,838
      Intergraph Corp. (a)                       1,135          30,838
      International Business Machines Corp.     24,685       2,116,492
      Lexmark International, Inc., Class A (a)  22,154       1,861,158


                                               SHARES      VALUE ($)
                                               -------   -------------

      PalmSource, Inc. (a)                       6,000         124,440
      Pinnacle Systems, Inc. (a)                 9,300          38,781
                                                         -------------
                         Computers & Peripherals Total       6,233,330

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
      Agilysys, Inc.                             2,100          36,309
      Amphenol Corp., Class A (a)                5,600         191,856
      Anixter International, Inc.                3,500         122,815
      Arrow Electronics, Inc. (a)                4,200          94,836
      AVX Corp.                                  6,100          72,285
      Benchmark Electronics, Inc. (a)            1,450          43,210
      CDW Corp.                                  1,000          58,030
      Checkpoint Systems, Inc. (a)               2,700          42,039
      Flextronics International Ltd. (a)        34,320         454,740
      Flir Systems, Inc. (a)                     1,000          58,500
      Global Imaging Systems, Inc. (a)           3,700         114,996
      Identix, Inc. (a)                          5,200          34,632
      Itron, Inc. (a)                            4,900          85,505
      Littelfuse, Inc. (a)                       3,000         103,590
      MTS Systems Corp.                          1,900          40,375
      NU Horizons Electronics Corp. (a)          4,400          27,940
      OSI Systems, Inc. (a)                      5,800          93,380
      Planar Systems, Inc. (a)                   2,000          22,420
      Samsung Electronics Co., Ltd., GDR (b)     4,496         890,208
      Samsung Electronics Co., Ltd.,
        Registered Shares, GDR                   2,076         412,614
      Tandberg ASA                              27,400         247,782
      TDK Corp.                                  4,200         280,391
      Vishay Intertechnology, Inc. (a)           4,100          52,890
                                                         -------------
              Electronic Equipment & Instruments Total       3,581,343

   INTERNET SOFTWARE & SERVICES - 0.4%
      Ask Jeeves, Inc. (a)                       3,110         101,728
      Corillian Corp. (a)                       19,400          89,434
      Digital River, Inc. (a)                    3,100          92,318
      Digitas, Inc. (a)                         11,100          85,803
      Equinix, Inc. (a)                          2,000          61,540
      Keynote Systems, Inc. (a)                  3,400          48,144
      Modem Media, Inc. (a)                      3,200          17,216
      PEC Solutions, Inc. (a)                      800           9,376
      Retek, Inc. (a)                           19,100          87,096
      Stellent, Inc. (a)                         3,100          23,901
      Telecommunication Systems, Inc.,
        Class A (a)                             13,000          41,730
      Yahoo!, Inc. (a)                          30,240       1,025,439
                                                         -------------
                    Internet Software & Services Total       1,683,725

   IT SERVICES - 0.7%
      Accenture Ltd., Class A (a)               43,056       1,164,665
      Acxiom Corp.                               2,600          61,724
      Affiliated Computer Services, Inc.,
        Class A (a)                              2,700         150,309
      Cognizant Technology Solutions Corp.,
        Class A (a)                             38,380       1,170,974
      Computer Horizons Corp. (a)                4,900          21,217
      DST Systems, Inc. (a)                      1,300          57,811
      Inforte Corp. (a)                          3,400          23,460
      Iron Mountain, Inc. (a)                    3,770         127,614


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   IT SERVICES - (CONTINUED)
      Maximus, Inc. (a)                          3,400          97,954
      MPS Group, Inc. (a)                        9,600          80,736
      SunGard Data Systems, Inc. (a)             2,010          47,778
                                                         -------------
                                     IT Services Total       3,004,242

   OFFICE ELECTRONICS - 0.4%
      Canon, Inc.                               10,200         480,119
      Xerox Corp. (a)                           69,880         983,910
      Zebra Technologies Corp., Class A (a)      1,995         121,715
                                                         -------------
                              Office Electronics Total       1,585,744

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
      Advanced Micro Devices, Inc. (a)           9,660         125,580
      Altera Corp. (a)                          24,710         483,575
      Artisan Components, Inc. (a)               4,200         122,262
      August Technology Corp. (a)                5,300          36,411
      Broadcom Corp., Class A (a)               18,000         491,220
      Brooks Automation, Inc. (a)                7,700         108,955
      DSP Group, Inc. (a)                        2,300          48,415
      Entegris, Inc. (a)                        12,600         105,084
      Exar Corp. (a)                             2,700          38,232
      FEI Co. (a)                                4,300          84,968
      Integrated Circuit Systems, Inc. (a)       2,400          51,600
      Intel Corp.                               79,260       1,589,955
      IXYS Corp. (a)                            10,700          76,826
      Laedis Technology, Inc.                    5,400          60,912
      Linear Technology Corp.                    9,090         329,422
      Marvell Technology Group Ltd. (a)         33,640         879,013
      Microchip Technology, Inc.                12,960         347,846
      Mykrolis Corp. (a)                         6,300          63,441
      National Semiconductor Corp.               3,040          47,090
      NVIDIA Corp. (a)                           6,070          88,136
      Pericom Semiconductor Corp. (a)            2,700          26,082
      Silicon Image, Inc. (a)                   12,800         161,792
      Silicon Laboratories, Inc. (a)             4,140         136,993
      Silicon Storage Technology, Inc. (a)      11,500          73,255
      Ultratech, Inc. (a)                        5,700          89,319
      Zoran Corp. (a)                            2,200          34,584
                                                         -------------
                       Semiconductors & Semiconductor
                                       Equipment Total       5,700,968

   SOFTWARE - 2.1%
      Activision, Inc. (a)                       6,400          88,768
      Amdocs Ltd. (a)                           32,530         710,130
      Ascential Software Corp. (a)               3,400          45,798
      BMC Software, Inc. (a)                     5,370          84,900
      Business Objects SA, ADR (a)                 800          18,648
      Captaris, Inc. (a)                         7,200          30,672
      Captiva Software Corp. (a)                 7,900          88,480
      Check Point Software Technologies
        Ltd. (a)                                 4,860          82,474
      Citrix Systems, Inc. (a)                   4,890          85,673


                                               SHARES      VALUE ($)
                                               -------   -------------

      Epicor Software Corp. (a)                  5,700          68,571
      FileNet Corp. (a)                          2,800          48,888
      Hyperion Solutions Corp. (a)               2,830          96,192
      Internet Security Systems, Inc. (a)        2,600          44,200
      Intuit, Inc. (a)                           1,400          63,560
      Lawson Software, Inc. (a)                  3,400          19,040
      Magma Design Automation, Inc. (a)          5,800          87,464
      Manhattan Associates, Inc. (a)             3,100          75,702
      Mercury Interactive Corp. (a)              3,140         109,523
      Micromuse, Inc. (a)                       21,700          79,856
      Microsoft Corp.                          170,465       4,713,357
      MSC.Software Corp. (a)                     4,400          35,376
      Novell, Inc. (a)                           8,700          54,897
      OpenTV Corp., Class A (a)                 17,100          52,155
      Oracle Corp. (a)                          72,925         822,594
      PLATO Learning, Inc. (a)                   5,900          52,156
      Reynolds & Reynolds Co., Class A           4,000          98,680
      SAP AG, ADR                               11,800         459,610
      ScanSoft, Inc. (a)                        12,300          50,184
      SeaChange International, Inc. (a)          2,900          46,371
      Sybase, Inc. (a)                           2,000          27,580
      Symantec Corp. (a)                         6,300         345,744
      Take-Two Interactive Software, Inc. (a)    2,100          68,985
      Transaction Systems Architects, Inc.,
        Class A (a)                              3,300          61,330
      VERITAS Software Corp. (a)                 3,360          59,808
      Verity, Inc. (a)                           4,000          51,520
                                                         -------------
                                        Software Total       8,928,886
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      36,862,330

MATERIALS - 3.3%

   CHEMICALS - 1.6%
      Air Products & Chemicals, Inc.            24,167       1,314,201
      BASF AG                                    5,600         330,650
      Cytec Industries, Inc.                     1,300          63,635
      Eastman Chemical Co.                       2,800         133,140
      Engelhard Corp.                            2,900          82,215
      Fuller (H.B.) Co.                          1,500          41,100
      International Flavors & Fragrances, Inc.   5,200         198,640
      L'Air Liquide SA                           1,571         247,025
      Landec Corp. (a)                           7,700          57,750
      Linde AG                                   7,400         427,343
      Lubrizol Corp.                             3,400         117,640
      Minerals Technologies, Inc.                1,000          58,860
      Novozymes A/S, Class B                     2,850         128,607
      Potash Corp. of Saskatchewan, Inc.         2,760         177,109
      PPG Industries, Inc.                       1,700         104,176
      Praxair, Inc.                             54,900       2,346,426
      Schulman (A.), Inc.                        1,900          41,876
      Sensient Technologies Corp.                1,900          41,116
      Stepan Co.                                 1,900          45,201
      Syngenta AG (a)                            7,656         731,951
                                                         -------------
                                       Chemicals Total       6,688,661


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

MATERIALS - (CONTINUED)

   CONSTRUCTION MATERIALS - 0.1%
      Cemex SA de C.V., ADR                     13,300         374,262
      Eagle Materials, Inc.                      1,200          85,560
      Florida Rock Industries, Inc.                800          39,192
                                                         -------------
                          Construction Materials Total         499,014

CONTAINERS & PACKAGING - 0.1%
      Aptargroup, Inc.                           1,200          52,764
      Crown Holdings, Inc. (a)                   8,000          82,480
      Greif, Inc., Class A                       1,900          80,085
      Packaging Corp. of America                 5,500         134,585
      Pactiv Corp. (a)                           3,500          81,375
      Smurfit-Stone Container Corp. (a)          4,610          89,296
      Temple-Inland, Inc.                          650          43,647
                                                         -------------
                          Containers & Packaging Total         564,232

   METALS & MINING - 0.8%
      Alcoa, Inc.                               35,200       1,182,368
      Allegheny Technologies, Inc.               2,100          38,325
      AMCOL International Corp.                  3,900          74,568
      Carpenter Technology Corp.                 2,700         128,898
      Freeport-McMoRan Copper & Gold,
        Inc., Class B                            1,670          67,635
      Inco Ltd. (a)                              2,970         115,979
      Metal Management, Inc. (a)                 3,900          70,902
      Oregon Steel Mills, Inc. (a)               5,600          93,128
      Peabody Energy Corp.                       3,420         203,490
      Phelps Dodge Corp.                         9,940         914,778
      RTI International Metals, Inc. (a)         3,500          67,795
      Steel Technologies, Inc.                   6,800         174,196
                                                         -------------
                                 Metals & Mining Total       3,132,062

   PAPER & FOREST PRODUCTS - 0.7%
      Bowater, Inc.                              3,980         151,996
      Georgia-Pacific Corp.                      4,500         161,775
      Glatfelter                                 4,200          52,038
      International Paper Co.                    3,320         134,161
      MeadWestvaco Corp.                        43,837       1,398,401
      Mercer International, Inc. (a)             5,700          49,590
      UPM-Kymmene Oyj                           12,850         244,985
      Weyerhaeuser Co.                          12,711         845,027
                                                         -------------
                         Paper & Forest Products Total       3,037,973
                                                         -------------
                                       MATERIALS TOTAL      13,921,942

TELECOMMUNICATION SERVICES - 2.0%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
      Belgacom SA (a)                            7,700         276,184
      BellSouth Corp.                           26,930         730,342
      Deutsche Telekom AG, Registered
        Shares (a)                              16,248         302,077
      France Telecom SA                         15,900         397,252
      Nippon Telegraph & Telephone Corp.            66         264,049
      North Pittsburgh Systems, Inc.             2,000          41,420


                                               SHARES      VALUE ($)
                                               -------   -------------

      Qwest Communications International,
        Inc. (a)                                     1               3
      SBC Communications, Inc.                  78,050       2,025,397
      TDC A/S                                    7,700         272,386
      Telecom Italia S.p.A.                     84,240         260,452
      Telefonaktiebolaget LM Ericsson,
        ADR (a)                                 10,400         324,896
      Verizon Communications, Inc.              42,058       1,656,244
                                                         -------------
          Diversified Telecommunication Services Total       6,550,702

   WIRELESS TELECOMMUNICATION SERVICES - 0.5%
      American Tower Corp., Class A (a)          2,920          44,822
      Crown Castle International Corp. (a)       6,670          99,250
      Hutchison Telecom International
        Reserved Shares (a)(c)                     413              --(d)
      Millicom International Cellular SA (a)     4,810          87,542
      Nextel Partners, Inc., Class A (a)         5,850          96,993
      NTT DoCoMo, Inc.                             187         318,803
      Price Communications Corp. (a)             2,730          41,632
      Telephone and Data Systems, Inc.           2,800         235,676
      VimpelCom, ADR (a)                           300          32,640
      Vodafone Group PLC                       374,600         899,055
      Western Wireless Corp., Class A (a)        2,690          69,160
                                                         -------------
             Wireless Telecommunication Services Total       1,925,573
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL       8,476,275

UTILITIES - 1.9%

   ELECTRIC UTILITIES - 1.6%
      Allete, Inc.                                 567          18,417
      American Electric Power Co., Inc.         30,716         981,683
      Central Vermont Public Service Corp.       2,900          58,319
      CH Energy Group, Inc.                      1,900          87,020
      Consolidated Edison, Inc.                 35,158       1,478,042
      E. ON AG                                   6,879         508,146
      El Paso Electric Co. (a)                   3,300          53,031
      Entergy Corp.                             14,729         892,725
      Exelon Corp.                               4,400         161,436
      Maine & Maritimes Corp.                      600          17,400
      MGE Energy, Inc.                           1,100          35,002
      Otter Tail Corp.                           1,800          45,900
      PG&E Corp. (a)                            11,000         334,400
      PPL Corp.                                  1,400          66,052
      Progress Energy, Inc.                      3,000         127,020
      Puget Energy, Inc.                         2,900          65,830
      Reliant Energy, Inc. (a)                   4,500          41,985
      Scottish Power PLC                        36,291         277,965
      Southern Co.                               4,007         120,130
      TXU Corp.                                 33,966       1,627,651
                                                         -------------
                              Electric Utilities Total       6,998,154

   GAS UTILITIES - 0.1%
      Cascade Natural Gas Corp.                  1,200          25,476
      Centrica PLC                              55,400         252,291
      Northwest Natural Gas Co.                  1,000          31,730
      WGL Holdings, Inc.                         1,100          31,086
                                                         -------------
                                   Gas Utilities Total         340,583


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

UTILITIES - (CONTINUED)

   MULTI-UTILITIES & UNREGULATED POWER - 0.2%
      Constellation Energy Group, Inc.           2,800         111,552
      Energy East Corp.                          3,600          90,648
      National Grid Transco PLC                 56,600         479,606
                                                         -------------
             Multi-Utilities & Unregulated Power Total         681,806
                                                         -------------
                                       UTILITIES TOTAL       8,020,543

                                   TOTAL COMMON STOCKS
                                (cost of $238,239,338)     274,792,264

                                               PAR ($)
                                               -------

CORPORATE FIXED-INCOME BONDS & NOTES - 14.9%

BASIC MATERIALS - 0.6%

   CHEMICALS - 0.2%
      Acetex Corp.
        10.875% 08/01/09                       100,000         110,000
      Airgas, Inc.
        9.125% 10/01/11                        250,000         281,250
      Equistar Chemicals LP
        10.125% 09/01/08                        25,000          28,062
        10.625% 05/01/11                        85,000          96,900
      Ethyl Corp.
        8.875% 05/01/10                        155,000         167,400
      MacDermid, Inc.
        9.125% 07/15/11                        130,000         145,113
      Nalco Co.
        7.750% 11/15/11                        115,000         122,044
                                                         -------------
                                       Chemicals Total         950,769

   FOREST PRODUCTS & PAPER - 0.4%
      Westvaco Corp.
        8.200% 01/15/30                      1,290,000       1,534,571
                                                         -------------
                         Forest Products & Paper Total       1,534,571

   IRON/STEEL - 0.0%
      Russel Metals, Inc.
        6.375% 03/01/14                        130,000         130,000
                                                         -------------
                                      Iron/Steel Total         130,000
                                                         -------------
                                 BASIC MATERIALS TOTAL       2,615,340

COMMUNICATIONS - 2.0%

   ADVERTISING - 0.2%
      Lamar Media Corp.
        7.250% 01/01/13                        450,000         484,875
      R.H. Donnelley Finance Corp.
        10.875% 12/15/12 (b)                   400,000         485,000
                                                         -------------
                                     Advertising Total         969,875


                                               PAR ($)     VALUE ($)
                                               -------   -------------

   MEDIA - 1.1%
      Comcast Corp.
        7.050% 03/15/33                        950,000       1,040,877
      Dex Media East LLC
        12.125% 11/15/12                       195,000         241,800
      DirecTV Holdings LLC
        8.375% 03/15/13                        375,000         427,500
      Echostar DBS Corp.
        5.750% 10/01/08                        410,000         412,050
        6.625% 10/01/14 (b)                     90,000          89,100
      Emmis Operating Co.
        6.875% 05/15/12                         65,000          67,194
      Gannett Co., Inc.
        5.500% 04/01/07                      1,000,000       1,055,290
      Houghton Mifflin Co.
        9.875% 02/01/13                        120,000         126,000
      LIN Television Corp.
        6.500% 05/15/13                        275,000         279,125
      Rogers Cable, Inc.
        6.250% 06/15/13                        375,000         366,742
        7.875% 05/01/12                         55,000          59,925
      Sinclair Broadcast Group, Inc.
        8.750% 12/15/11                        245,000         267,050
                                                         -------------
                                           Media Total       4,432,653

   TELECOMMUNICATIONS - 0.7%
      MCI, Inc.
        5.908% 05/01/07                         24,000          23,790
        6.688% 05/01/09                         24,000          23,100
        7.735% 05/01/14                         20,000          18,900
      Nextel Communications, Inc.
        5.950% 03/15/14                         20,000          19,700
        7.375% 08/01/15                        375,000         402,187
      Sprint Capital Corp.
        6.125% 11/15/08                        825,000         890,984
      Verizon Global Funding Corp.
        7.750% 12/01/30                      1,300,000       1,556,945
                                                         -------------
                              Telecommunications Total       2,935,606
                                                         -------------
                                  COMMUNICATIONS TOTAL       8,338,134

CONSUMER CYCLICAL - 1.7%

   AIRLINES - 0.4%
      Continental Airlines, Inc.
        7.461% 04/01/15                        814,095         748,967
      United Air Lines, Inc.
        7.032% 10/01/10 (e)                    588,020         493,937
      United Airlines, Inc.
        9.200% 03/22/08 (f)                  1,014,042         405,617
                                                         -------------
                                        Airlines Total       1,648,521

AUTO MANUFACTURERS - 0.1%
      General Motors Corp.
        7.125% 07/15/13                        250,000         261,460
                                                         -------------
                              Auto Manufacturers Total         261,460


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               PAR ($)     VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

   ENTERTAINMENT - 0.2%
      Cinemark USA, Inc.
        9.000% 02/01/13                        300,000         336,000
      Speedway Motorsports, Inc.
        6.750% 06/01/13                        237,000         247,072
      Warner Music Group
        7.375% 04/15/14 (b)                    125,000         129,063
                                                         -------------
                                   Entertainment Total         712,135

   HOME BUILDERS - 0.2%
      KB Home
        8.625% 12/15/08                        325,000         366,437
      Toll Corp.
        8.250% 12/01/11                        365,000         403,325
                                                         -------------
                                   Home Builders Total         769,762

   LEISURE TIME - 0.1%
      K2, Inc.
        7.375% 07/01/14 (b)                    125,000         131,757
      Royal Caribbean Cruises Ltd.
        6.750% 03/15/08                         80,000          85,200
        6.875% 12/01/13                        100,000         106,375
        8.000% 05/15/10                         40,000          45,100
        8.750% 02/02/11                        155,000         180,963
                                                         -------------
                                    Leisure Time Total         549,395

   LODGING - 0.5%
      Harrah's Operating Co., Inc.
        7.875% 12/15/05                        250,000         263,125
      Kerzner International
        8.875% 08/15/11                        155,000         170,113
      MGM Grand, Inc.
        9.750% 06/01/07                        450,000         500,625
      Park Place Entertainment Corp.
        9.375% 02/15/07                        425,000         471,750
      Starwood Hotels & Resorts
        Worldwide, Inc.
        7.875% 05/01/12                        225,000         255,656
      Station Casinos, Inc.
        6.500% 02/01/14                        500,000         512,500
                                                         -------------
                                         Lodging Total       2,173,769

   RETAIL - 0.2%
      Autonation, Inc.
        9.000% 08/01/08                        215,000         246,712
      Domino's, Inc.
        8.250% 07/01/11                        115,000         123,913
      Finlay Fine Jewelry Corp.
        8.375% 06/01/12 (b)                    100,000         107,500
      Group 1 Automotive, Inc.
        8.250% 08/15/13                         90,000          95,175
      Suburban Propane Partners
        6.875% 12/15/13                        145,000         149,350
                                                         -------------
                                          Retail Total         722,650


                                               PAR ($)     VALUE ($)
                                               -------   -------------

   TOYS/GAMES/HOBBIES - 0.0%
      Hasbro, Inc.
        6.150% 07/15/08                        200,000         212,500
                                                         -------------
                              Toys/Games/Hobbies Total         212,500
                                                         -------------
                               CONSUMER CYCLICAL TOTAL       7,050,192

CONSUMER NON-CYCLICAL - 1.9%

   BEVERAGES - 0.2%
      Constellation Brands, Inc.
        8.125% 01/15/12                        450,000         496,125
      Cott Beverages USA, Inc.
        8.000% 12/15/11                        450,000         490,500
                                                         -------------
                                       Beverages Total         986,625

   COMMERCIAL SERVICES - 0.2%
      Corrections Corporation of America
        7.500% 05/01/11                        325,000         343,281
      Iron Mountain, Inc.
        7.750% 01/15/15                         10,000          10,725
        8.625% 04/01/13                        450,000         489,375
      United Rentals North America, Inc.
        7.000% 02/15/14                        150,000         133,500
        7.750% 11/15/13                        105,000          98,175
                                                         -------------
                             Commercial Services Total       1,075,056

   COSMETICS/PERSONAL CARE - 0.3%
      Procter & Gamble Co.
        4.750% 06/15/07                      1,100,000       1,146,684
                                                         -------------
                         Cosmetics/Personal Care Total       1,146,684

   HEALTHCARE SERVICES - 0.9%
      Extendicare Health Services, Inc.
        6.875% 05/01/14                         65,000          65,650
        9.500% 07/01/10                         15,000          16,762
      HCA, Inc.
        6.950% 05/01/12                        225,000         242,786
        7.125% 06/01/06                      1,450,000       1,529,300
      Province Healthcare Co.
        7.500% 06/01/13                        225,000         253,125
      Select Medical Corp.
        9.500% 06/15/09                        325,000         354,250
      Tenet Healthcare Corp.
        5.375% 11/15/06                        785,000         786,963
      Triad Hospitals, Inc.
        7.000% 05/15/12                        350,000         367,938
        7.000% 11/15/13                         30,000          30,375
                                                         -------------
                             Healthcare Services Total       3,647,149

   HOUSEHOLD PRODUCTS/WARES - 0.0%
      Scotts Co.
        6.625% 11/15/13                        150,000         157,500
                                                         -------------
                        Household Products/Wares Total         157,500


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               PAR ($)     VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

   PHARMACEUTICALS - 0.3%
      AmerisourceBergen Corp.
        8.125% 09/01/08                        300,000         331,500
      Omnicare, Inc., Series B
        8.125% 03/15/11                        375,000         407,813
      Wyeth
        6.500% 02/01/34                        425,000         433,908
                                                         -------------
                                 Pharmaceuticals Total       1,173,221
                                                         -------------
                           CONSUMER NON-CYCLICAL TOTAL       8,186,235

ENERGY - 1.4%

   COAL - 0.1%
      Peabody Energy Corp., Series B
        5.875% 04/15/16                         75,000          73,781
      Peabody Energy Corp.,
        Series B
        6.875% 03/15/13                        405,000         438,413
                                                         -------------
                                            Coal Total         512,194

   OIL & GAS - 1.0%
      Chesapeake Energy Corp.
        7.500% 09/15/13                        300,000         327,750
        8.125% 04/01/11                        150,000         164,250
      Devon Financing Corp.
        6.875% 09/30/11                      1,150,000       1,299,580
      Newfield Exploration Co.
        6.625% 09/01/14 (b)                    270,000         280,800
      Nexen, Inc.
        7.875% 03/15/32                        750,000         927,315
      Pemex Project Funding Master Trust
        7.875% 02/01/09                        550,000         613,800
      Plains Exploration & Production Co.
        7.125% 06/15/14 (b)                    205,000         220,375
      Pride International, Inc.
        7.375% 07/15/14 (b)                    220,000         240,900
      Vintage Petroleum, Inc.
        7.875% 05/15/11                        250,000         267,500
                                                         -------------
                                       Oil & Gas Total       4,342,270

   OIL & GAS SERVICES - 0.2%
      Grant Prideco, Inc., Series B
        9.625% 12/01/07                        410,000         460,225
      Key Energy Services, Inc.
        8.375% 03/01/08                         50,000          52,750
      Universal Compression, Inc.
        7.250% 05/15/10                        230,000         244,375
                                                         -------------
                              Oil & Gas Services Total         757,350

   PIPELINES - 0.1%
      Williams Companies, Inc.
        7.125% 09/01/11                         25,000          27,375
        8.125% 03/15/12                        185,000         212,750
                                                         -------------
                                       Pipelines Total         240,125
                                                         -------------
                                          ENERGY TOTAL       5,851,939


                                               PAR ($)     VALUE ($)
                                               -------   -------------

FINANCIALS - 4.8%

   BANKS - 0.8%
      Bank One Corp.
        6.500% 02/01/06                        700,000         734,615
      HSBC Capital Funding LP
        9.547% 12/31/49 (b)                    800,000         995,520
      Rabobank Capital Funding II
        5.260% 12/31/49 (b)                  1,425,000       1,436,485
                                                         -------------
                                           Banks Total       3,166,620

   DIVERSIFIED FINANCIAL SERVICES - 2.7%
      Caterpillar Financial Services Corp.
        1.830% 02/26/07 (g)                    375,000         375,124
      Citicorp
        8.040% 12/15/19(b)                   1,900,000       2,295,257
      Couche Tard US Finance
        7.500% 12/15/13                        255,000         271,575
      Ford Motor Credit Co.
        7.375% 02/01/11                      1,525,000       1,659,566
      General Motors Acceptance Corp.
        6.875% 08/28/12                        850,000         885,258
      Goldman Sachs Group, Inc.
        6.600% 01/15/12                      2,000,000       2,216,000
      Household Finance Corp.
        5.875% 02/01/09                      1,100,000       1,183,545
      International Lease Finance Corp.
        6.375% 03/15/09                      1,175,000       1,283,335
      Morgan Stanley
        6.750% 04/15/11                        570,000         641,107
      UFJ Finance Aruba AEC
        6.750% 07/15/13                        575,000         640,061
                                                         -------------
                  Diversified Financial Services Total      11,450,828

   INSURANCE - 0.9%
      Florida Windstorm
        Underwriting Association
        7.125% 02/25/19 (b)                  1,400,000       1,643,782
      Prudential Insurance Co. of America
        7.650% 07/01/07 (b)                  2,000,000       2,219,680
                                                         -------------
                                       Insurance Total       3,863,462

   INVESTMENT MANAGEMENT COMPANIES - 0.2%
      Credit Suisse First Boston USA, Inc.
        5.875% 08/01/06                        900,000         945,594
                                                         -------------
                 Investment Management Companies Total         945,594

   REAL ESTATE INVESTMENT TRUSTS - 0.1%
      iStar Financial, Inc.
        5.125% 04/01/11                         25,000          24,566
        7.000% 03/15/08                         75,000          79,984
        8.750% 08/15/08                        200,000         227,858
                                                         -------------
                   Real Estate Investment Trusts Total         332,408

   VENTURE CAPITAL - 0.1%
      Arch Western Finance LLC
        7.500% 07/01/13 (b)                    435,000         468,713
                                                         -------------
                                 Venture Capital Total         468,713
                                                         -------------
                                      FINANCIALS TOTAL      20,227,625


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               PAR ($)     VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - 1.4%

   AEROSPACE & DEFENSE - 0.6%
      K&F Industries, Inc., Series B
        9.625% 12/15/10                        215,000         239,725
      L-3 Communications Corp.
        6.125% 07/15/13                          5,000           5,062
        7.625% 06/15/12                        450,000         496,125
      Raytheon Co.
        8.300% 03/01/10                      1,200,000       1,430,400
      Transdigm, Inc.
        8.375% 07/15/11                        250,000         267,500
                                                         -------------
                             Aerospace & Defense Total       2,438,812

   ELECTRONICS - 0.0%
      Fisher Scientific International
        6.750% 08/15/14 (b)                    120,000         126,000
                                                         -------------
                                     Electronics Total         126,000

   ENVIRONMENTAL CONTROL - 0.1%
      Allied Waste North America, Inc.
        9.250% 09/01/12                        375,000         417,188
      Synagro Technologies, Inc.
        9.500% 04/01/09                        125,000         133,125
                                                         -------------
                           Environmental Control Total         550,313

   HAND/MACHINE TOOLS - 0.1%
      Kennametal, Inc.
        7.200% 06/15/12                        400,000         436,356
                                                         -------------
                              Hand/Machine Tools Total         436,356

   MACHINERY DIVERSIFIED - 0.0%
      Westinghouse Air Brake Technologies Corp.
        6.875% 07/31/13                        145,000         148,625
                                                         -------------
                           Machinery Diversified Total         148,625

   PACKAGING & CONTAINERS - 0.3%
      Ball Corp.
        6.875% 12/15/12                        475,000         508,250
      Jefferson Smurfit Corp.
        8.250% 10/01/12                        200,000         220,000
      Owens-Illinois, Inc.
        7.350% 05/15/08                        130,000         133,900
      Silgan Holdings, Inc.
        6.750% 11/15/13                        350,000         357,000
      Stone Container Corp.
        8.375% 07/01/12                        125,000         137,500
                                                         -------------
                          Packaging & Containers Total       1,356,650

   TRANSPORTATION - 0.3%
      FedEx Corp.
        7.530% 09/23/06                        368,974         393,850
      Offshore Logistics, Inc.
        6.125% 06/15/13                        155,000         156,550


                                               PAR ($)     VALUE ($)
                                               -------   -------------

      Teekay Shipping Corp.
        8.875% 07/15/11                        415,000         468,950
                                                         -------------
                                  Transportation Total       1,019,350
                                                         -------------
                                     INDUSTRIALS TOTAL       6,076,106

TECHNOLOGY - 0.1%

   SEMICONDUCTORS - 0.1%
      Freescale Semiconductor, Inc.
        6.875% 07/15/11 (b)                    275,000         284,625
                                                         -------------
                                  Semiconductors Total         284,625
                                                         -------------
                                      TECHNOLOGY TOTAL         284,625

UTILITIES - 1.0%

   ELECTRIC - 1.0%
      Dominion Resources, Inc.
        6.300% 03/15/33                        625,000         631,531
      FirstEnergy Corp.
        5.500% 11/15/06                      1,850,000       1,925,554
      Public Service Electric & Gas
        4.000% 11/01/08                      1,125,000       1,132,763
      Southern Power Co.
        6.250% 07/15/12                        635,000         691,058
                                                         -------------
                                        Electric Total       4,380,906
                                                         -------------
                                       UTILITIES TOTAL       4,380,906

                          TOTAL CORPORATE FIXED-INCOME
                                         BONDS & NOTES
                                 (cost of $61,797,529)      63,011,102

MORTGAGE-BACKED SECURITIES - 11.9%

      Federal Home Loan Mortgage Corp.
        5.000% 09/01/34                      2,000,000       1,982,716
        6.500% 02/01/11-08/01/32             2,702,584       2,844,571
        7.000% 07/01/28-08/01/31               645,444         685,463
        7.500% 07/01/15-01/01/30               195,869         209,729
        8.000% 09/01/15                         92,876          99,009
      Federal National Mortgage Association
        4.500% 05/01/34                        994,147         958,527
        5.000% 12/25/15-08/01/33            12,183,461      12,313,335
        5.500% 05/01/16-10/01/33            11,374,650      11,589,521
        6.000% 01/01/09-06/01/14               446,306         468,799
        6.120% 10/01/08                      2,322,520       2,275,263
        6.500% 03/01/11-10/01/32             2,596,076       2,725,409
        7.000% 03/01/15-07/01/32               869,011         922,172
        7.500% 06/01/15-08/01/31               478,860         511,151
        8.000% 12/01/29-07/01/31               229,554         249,830
      First Union Chase Commercial Mortgage
        6.645% 06/15/31                        450,000         495,045


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               PAR ($)     VALUE ($)
                                               -------   -------------

MORTGAGE-BACKED SECURITIES - (CONTINUED)

      Government National Mortgage Association
        6.000% 04/15/13-01/15/29               718,997         748,167
        6.500% 05/15/13-07/15/31             1,724,464       1,826,320
        7.000% 11/15/13-06/15/31               863,041         921,127
        7.500% 06/15/23-09/15/29               275,924         297,540
        8.000% 07/15/25                         44,297          48,658
        8.500% 12/15/30                         11,684          12,837
        9.000% 12/15/17                         70,356          78,975
      GS Mortgage Securities Corp. II
        6.620% 10/18/30                      2,000,000       2,173,180
      JPMorgan Commercial Mortgage
        Finance Corp.
        6.507% 10/15/35                      1,600,000       1,741,216
      LB-UBS Commercial Mortgage Trust
        6.510% 12/15/26                      1,000,000       1,114,670
      Wachovia Bank Commercial
        Mortgage Trust
        3.999% 06/15/35                      3,000,000       2,874,390
                                                         -------------
                      TOTAL MORTGAGE-BACKED SECURITIES
                                 (cost of $49,018,146)      50,167,620

ASSET-BACKED SECURITIES - 3.2%

   AUTOMOBILE - 0.3%
      Chase Manhattan Auto Owner Trust
        3.800% 05/15/08                        947,448         955,919
      Honda Auto Receivables Owner Trust
        3.000% 05/18/06                        388,726         389,783
                                                         -------------
                                      Automobile Total       1,345,702

   CREDIT CARD - 2.0%
      Capital One Multi-Asset
        Execution Trust
        3.650% 07/15/11                      1,360,000       1,364,216
      Chemical Bank Master
        Credit Card Trust I
        5.980% 09/15/08                      1,550,000       1,614,867
      Citibank Credit Card Issuance Trust
        4.950% 02/09/09                        225,000         234,662
      MBNA Master Credit Card Trust USA
        6.600% 04/16/07                      1,200,000       1,206,396
      Providian Gateway Master Trust
        1.000% 09/15/11 (b)                  1,200,000       1,197,375
      Standard Credit Card Master Trust
        6.550% 10/07/07                      2,595,000       2,697,087
                                                         -------------
                                     Credit Card Total       8,314,603

   MANUFACTURED HOUSING - 0.2%
      Origen Manufactured Housing
        3.380% 08/15/17                        870,000         858,725
                                                         -------------
                            Manufactured Housing Total         858,725


                                               PAR ($)     VALUE ($)
                                               -------   -------------

   OTHER ASSET-BACKED - 0.7%
      California Infrastructure
        6.420% 12/26/09                      2,000,000       2,167,200
      Consumer Funding LLC
        5.430% 04/20/15                        820,000         876,949
                                                         -------------
                              Other Asset-Backed Total       3,044,149
                         TOTAL ASSET-BACKED SECURITIES
                                 (cost of $13,760,211)      13,563,179

GOVERNMENT AGENCIES & OBLIGATIONS - 2.1%

U.S.  GOVERNMENT AGENCY - 2.1%

      Federal National Mortgage Association
        6.625% 09/15/09                      3,900,000       4,393,779
      U.S. Treasury Bond
        5.375% 02/15/31                      3,090,000       3,310,163
        6.125% 08/15/29                        425,000         495,308
        6.250% 08/15/23                        600,000         700,640
                                                         -------------
                         U.S.  GOVERNMENT AGENCY TOTAL       8,899,890
                                  TOTAL U.S.GOVERNMENT
                                AGENCIES & OBLIGATIONS
                                  (cost of $7,784,761)       8,899,890

                                               SHARES
                                               -------

PREFERRED STOCKS - 0.3%

CONSUMER DISCRETIONARY - 0.3%

   AUTOMOBILES - 0.1%
      Porsche AG                                   800         520,880
                                                         -------------
                                     Automobiles Total         520,880

   MEDIA - 0.2%
      News Corp., Ltd., ADR                     27,400         858,442
                                                         -------------
                                           Media Total         858,442
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL       1,379,322

                                TOTAL PREFERRED STOCKS
                                  (cost of $1,415,582)       1,379,322

                                               PAR ($)
                                               -------

MUNICIPAL SECURITIES - 0.2%
      Illinois Sate Taxable Pension
        5.100% 06/01/33                        650,000         615,719
                                                         -------------
                             TOTAL MUNICPAL SECURITIES
                                    (cost of $577,909)         615,719


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Asset Allocation Fund

                                               PAR ($)     VALUE ($)
                                               -------   -------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%

      American Mortgage Trust
        8.445% 09/27/22                         27,275          24,547
      Rural Housing Trust
        6.330% 04/01/26                        123,343         124,027
                                                         -------------
                                  TOTAL COLLATERALIZED
                                  MORTGAGE OBLIGATIONS
                                    (cost of $146,798)         148,574

SHORT-TERM OBLIGATION - 2.0%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/04, due 10/01/04 at 1.580%,
      collateralized by a U.S. Treasury
      Bond maturing 02/15/29, market
      value $8,650,113 (repurchase
      proceeds $8,457,371)                   8,457,000       8,457,000
                                                         -------------

                           TOTAL SHORT-TERM OBLIGATION
                                  (cost of $8,457,000)       8,457,000

                             TOTAL INVESTMENTS - 99.5%
                            (COST OF $381,197,274) (h)     421,034,670

                OTHER ASSETS & LIABILITIES, NET - 0.5%       2,192,752

                                   NET ASSETS - 100.0%     423,227,422

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the value of these securities amounted to $13,242,140, which represents 3.1% of net assets.

(c) Represents fair value as determined in good faith under the direction of the Board of Trustees.

(d)  Security has no value.

(e) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. As of September 30, 2004, the value of this security represents 0.1% of net assets.

(f) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of September 30, 2004, the value of this security represents 0.1% of net assets.

(g) Variable rate security. The interest rate shown reflects the rate as of September 30, 2004.

(h)  Cost for federal income tax purposes is $385,677,811.


                       ACRONYM                   NAME
                       -------                   ----
                         ADR         American Depositary Receipt
                         GDR          Global Depositary Receipt
                        REIT         Real Estate Investment Trust


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
September 30, 2004                                Columbia Large Cap Growth Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 98.3%

CONSUMER DISCRETIONARY - 15.1%

   HOTELS, RESTAURANTS & LEISURE - 2.2%
      Carnival Corp.                           169,500       8,015,655
      Marriott International, Inc., Class A    228,800      11,888,448
                                                         -------------
                   Hotels, Restaurants & Leisure Total      19,904,103

   INTERNET & CATALOG RETAIL - 1.2%
      eBay, Inc. (a)                           120,200      11,051,188
                                                         -------------
                       Internet & Catalog Retail Total      11,051,188

   MEDIA - 1.8%
      Omnicom Group                             87,100       6,363,526
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                            302,300       9,377,346
                                                         -------------
                                           Media Total      15,740,872

   SPECIALTY RETAIL - 8.1%
      Bed Bath & Beyond, Inc. (a)              278,500      10,335,135
      Best Buy Co., Inc.                       251,930      13,664,683
      Chico's FAS, Inc. (a)                    337,300      11,535,660
      Home Depot, Inc.                         159,200       6,240,640
      Lowe's Companies, Inc.                   311,500      16,930,025
      Staples, Inc.                            504,200      15,035,244
                                                         -------------
                                Specialty Retail Total      73,741,387

   TEXTILES, APPAREL & LUXURY GOODS - 1.8%
      Coach, Inc. (a)                          216,900       9,200,898
      NIKE, Inc., Class B                       93,300       7,352,040
                                                         -------------
                Textiles, Apparel & Luxury Goods Total      16,552,938
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL     136,990,488

CONSUMER STAPLES - 10.3%

   BEVERAGES - 1.7%
      PepsiCo, Inc.                            319,300      15,533,945
                                                         -------------
                                       Beverages Total      15,533,945

   FOOD & STAPLES RETAILING - 2.2%
      Costco Wholesale Corp.                   290,600      12,077,336
      Sysco Corp.                              257,500       7,704,400
                                                         -------------
                        Food & Staples Retailing Total      19,781,736

   FOOD PRODUCTS - 1.0%
      Bunge Ltd.                                64,700       2,586,706
      Hershey Foods Corp.                      138,000       6,445,980
                                                         -------------
                                   Food Products Total       9,032,686

   HOUSEHOLD PRODUCTS - 1.8%
      Procter & Gamble Co.                     305,200      16,517,424
                                                         -------------
                              Household Products Total      16,517,424

   PERSONAL PRODUCTS - 2.5%
      Alberto-Culver Co., Inc.                 250,800      10,904,784
      Avon Products, Inc.                      261,800      11,435,424
                                                         -------------
                               Personal Products Total      22,340,208


                                               SHARES      VALUE ($)
                                               -------   -------------

   TOBACCO - 1.1%
      Altria Group, Inc.                       213,700      10,052,448
                                                         -------------
                                         Tobacco Total      10,052,448
                                                         -------------
                                CONSUMER STAPLES TOTAL      93,258,447

ENERGY - 1.5%

   ENERGY EQUIPMENT & SERVICES - 0.9%
      National-Oilwell, Inc. (a)               142,400       4,679,264
      Smith International, Inc. (a)             60,800       3,692,384
                                                         -------------
                     Energy Equipment & Services Total       8,371,648

   OIL & GAS - 0.6%
      EOG Resources, Inc.                       82,300       5,419,455
                                                         -------------
                                       Oil & Gas Total       5,419,455
                                                         -------------
                                          ENERGY TOTAL      13,791,103

FINANCIALS - 8.7%

   CAPITAL MARKETS - 1.7%
      Goldman Sachs Group, Inc.                 73,100       6,815,844
      Merrill Lynch & Co., Inc.                179,900       8,944,628
                                                         -------------
                                 Capital Markets Total      15,760,472

   COMMERCIAL BANKS - 1.4%
      North Fork Bancorporation, Inc.           81,300       3,613,785
      Wells Fargo & Co.                        153,900       9,177,057
                                                         -------------
                                Commercial Banks Total      12,790,842

   CONSUMER FINANCE - 1.8%
      American Express Co.                     239,600      12,329,816
      MBNA Corp.                               149,100       3,757,320
                                                         -------------
                                Consumer Finance Total      16,087,136

   DIVERSIFIED FINANCIAL SERVICES - 1.0%
      Citigroup, Inc.                          196,300       8,660,756
                                                         -------------
                  Diversified Financial Services Total       8,660,756

   INSURANCE - 2.8%
      American International Group, Inc.       133,400       9,069,866
      Chubb Corp.                               70,700       4,968,796
      Progressive Corp.                         32,800       2,779,800
      RenaissanceRe Holdings Ltd.              176,100       9,083,238
                                                         -------------
                                       Insurance Total      25,901,700
                                                         -------------
                                      FINANCIALS TOTAL      79,200,906

HEALTH CARE - 23.4%

   BIOTECHNOLOGY - 2.7%
      Amgen, Inc. (a)                          134,100       7,600,788
      Biogen Idec, Inc. (a)                     79,100       4,838,547
      Genentech, Inc. (a)                      234,700      12,302,974
                                                         -------------
                                   Biotechnology Total      24,742,309


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Large Cap Growth Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - 8.9%
      Alcon, Inc.                              119,900       9,615,980
      Boston Scientific Corp. (a)              256,100      10,174,853
      Kinetic Concepts, Inc. (a)                96,500       5,071,075
      St. Jude Medical, Inc. (a)               176,200      13,262,574
      Thermo Electron Corp. (a)                323,700       8,746,374
      Varian Medical Systems, Inc. (a)         441,400      15,259,198
      Zimmer Holdings, Inc. (a)                235,900      18,645,536
                                                         -------------
                Health Care Equipment & Supplies Total      80,775,590

   HEALTH CARE PROVIDERS & SERVICES - 2.3%
      Anthem, Inc. (a)                         109,100       9,518,975
      Caremark Rx, Inc. (a)                    343,100      11,003,217
                                                         -------------
                Health Care Providers & Services Total      20,522,192

   PHARMACEUTICALS - 9.5%
      Eli Lilly & Co.                          139,300       8,364,965
      Johnson & Johnson                        512,200      28,852,226
      Pfizer, Inc.                             962,400      29,449,440
      Teva Pharmaceutical Industries
        Ltd., ADR                              755,100      19,594,845
                                                         -------------
                                 Pharmaceuticals Total      86,261,476
                                                         -------------
                                     HEALTH CARE TOTAL     212,301,567

INDUSTRIALS - 10.0%

   COMMERCIAL SERVICES & SUPPLIES - 0.9%
      Cendant Corp.                            394,000       8,510,400
                                                         -------------
                  Commercial Services & Supplies Total       8,510,400

   ELECTRICAL EQUIPMENT - 0.8%
      Rockwell Automation, Inc.                195,200       7,554,240
                                                         -------------
                            Electrical Equipment Total       7,554,240

   INDUSTRIAL CONGLOMERATES - 5.4%
      3M Co.                                   137,000      10,955,890
      General Electric Co.                     483,400      16,232,572
      Tyco International Ltd.                  712,240      21,837,279
                                                         -------------
                        Industrial Conglomerates Total      49,025,741

   MACHINERY - 2.9%
      Ingersoll-Rand Co., Class A              148,200      10,073,153
      ITT Industries, Inc.                     202,300      16,181,977
                                                         -------------
                                       Machinery Total      26,255,130
                                                         -------------
                                     INDUSTRIALS TOTAL      91,345,511

INFORMATION TECHNOLOGY - 24.5%

   COMMUNICATIONS EQUIPMENT - 4.7%
      Avaya, Inc. (a)                          336,300       4,688,022
      Cisco Systems, Inc. (a)                1,204,500      21,801,450
      Motorola, Inc.                           174,900       3,155,196
      QUALCOMM, Inc.                           332,100      12,965,184
                                                         -------------
                        Communications Equipment Total      42,609,852


                                               SHARES      VALUE ($)
                                               -------   -------------

   COMPUTERS & PERIPHERALS - 4.5%
      Dell, Inc. (a)                           415,700      14,798,920
      EMC Corp. (a)                            361,200       4,168,248
      International Business Machines Corp.    150,500      12,903,870
      Lexmark International, Inc., Class A (a) 107,600       9,039,476
                                                         -------------
                         Computers & Peripherals Total      40,910,514

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
      Flextronics International Ltd. (a)       346,000       4,584,500
      Samsung Electronics Co., Ltd., GDR (b)    44,700       8,850,600
                                                         -------------
              Electronic Equipment & Instruments Total      13,435,100

   INTERNET SOFTWARE & SERVICES - 1.2%
      Yahoo!, Inc. (a)                         315,700      10,705,387
                                                         -------------
                    Internet Software & Services Total      10,705,387

   IT SERVICES - 1.2%
      Cognizant Technology Solutions Corp.,
        Class A (a)                            358,000      10,922,580
                                                         -------------
                                     IT Services Total      10,922,580

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
      Altera Corp. (a)                         224,300       4,389,551
      Broadcom Corp., Class A (a)              125,300       3,419,437
      Intel Corp.                              798,000      16,007,880
      Linear Technology Corp.                   59,200       2,145,408
      Marvell Technology Group Ltd. (a)        274,100       7,162,233
      Microchip Technology, Inc.               101,000       2,710,840
                                                         -------------
                       Semiconductors & Semiconductor
                                       Equipment Total      35,835,349

   SOFTWARE - 7.5%
      Amdocs Ltd. (a)                          297,700       6,498,791
      Microsoft Corp.                        1,620,000      44,793,000
      Oracle Corp. (a)                         733,800       8,277,264
      SAP AG, ADR                              118,500       4,615,575
      Symantec Corp. (a)                        67,400       3,698,912
                                                         -------------
                                        Software Total      67,883,542
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     222,302,324

MATERIALS - 4.8%

   CHEMICALS - 2.5%
      Praxair, Inc.                            532,300      22,750,502
                                                         -------------
                                       Chemicals Total      22,750,502

   METALS & MINING - 2.3%
      Alcoa, Inc.                              366,800      12,320,812
      Phelps Dodge Corp.                        89,260       8,214,598
                                                         -------------
                                 Metals & Mining Total      20,535,411
                                                         -------------
                                       MATERIALS TOTAL      43,285,913

                                   TOTAL COMMON STOCKS
                                (cost of $768,598,021)     892,476,259


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                Columbia Large Cap Growth Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

PREFERRED STOCK - 0.9%

CONSUMER DISCRETIONARY - 0.9%

   MEDIA - 0.9%
      News Corp., Ltd., ADR                    260,400       8,158,332
                                                         -------------
                                           Media Total       8,158,332
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL       8,158,332

                                 TOTAL PREFERRED STOCK
                                  (cost of $8,689,361)       8,158,332

                                               PAR ($)
                                               -------

SHORT-TERM OBLIGATION - 1.0%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/04, due 10/01/04 at 1.580%,
      collateralized by a U.S. Treasury
      Bond maturing 02/15/31, market
      value $9,707,958 (repurchase
      proceeds $9,513,418)                   9,513,000       9,513,000
                                                         -------------

                           TOTAL SHORT-TERM OBLIGATION
                                  (cost of $9,513,000)       9,513,000

                            TOTAL INVESTMENTS - 100.2%
                            (COST OF $786,800,382) (c)     910,147,591

              OTHER ASSETS & LIABILITIES, NET - (0.2)%      (2,138,709)

                                   NET ASSETS - 100.0%     908,008,882

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the value of this security represents 1.0% of net assets.

(c)  Cost for federal income tax purposes is $798,246,142.

                       ACRONYM                   NAME
                       -------                   ----
                         ADR         American Depositary Receipt
                         GDR          Global Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
September 30, 2004                               Columbia Disciplined Value Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 99.6%

CONSUMER DISCRETIONARY - 9.2%

   AUTOMOBILES - 1.3%
      Ford Motor Co.                           407,400       5,723,970
                                                         -------------
                                     Automobiles Total       5,723,970

   HOTELS, RESTAURANTS & LEISURE - 1.1%
      McDonald's Corp.                         168,800       4,731,464
                                                         -------------
                   Hotels, Restaurants & Leisure Total       4,731,464

   MEDIA - 3.4%
      Comcast Corp., Class A (a)               141,600       3,998,784
      Fox Entertainment Group, Inc.,
        Class A (a)                            132,300       3,670,002
      Time Warner, Inc. (a)                    428,700       6,919,218
                                                         -------------
                                           Media Total      14,588,004

   MULTILINE RETAIL - 1.4%
      Saks, Inc. (a)                           186,400       2,246,120
      Sears Roebuck and Co.                     89,500       3,566,575
                                                         -------------
                                Multiline Retail Total       5,812,695

   SPECIALTY RETAIL - 2.0%
      Barnes & Noble, Inc. (a)                 144,800       5,357,600
      Toys `R' US, Inc. (a)                    172,700       3,063,698
                                                         -------------
                                Specialty Retail Total       8,421,298
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      39,277,431

CONSUMER STAPLES - 7.6%

   BEVERAGES - 2.1%
      Coca-Cola Co.                            229,200       9,179,460
                                                         -------------
                                       Beverages Total       9,179,460

   FOOD & STAPLES RETAILING - 1.6%
      Costco Wholesale Corp.                   160,600       6,674,536
                                                         -------------
                        Food & Staples Retailing Total       6,674,536

   HOUSEHOLD PRODUCTS - 1.3%
      Procter & Gamble Co.                     106,100       5,742,132
                                                         -------------
                              Household Products Total       5,742,132

   PERSONAL PRODUCTS - 2.6%
      Gillette Co.                             262,500      10,956,750
                                                         -------------
                               Personal Products Total      10,956,750
                                                         -------------
                                CONSUMER STAPLES TOTAL      32,552,878

ENERGY - 12.6%

   OIL & GAS - 12.6%
      Amerada Hess Corp.                        32,700       2,910,300
      ChevronTexaco Corp.                      373,300      20,023,812


                                               SHARES      VALUE ($)
                                               -------   -------------

      Devon Energy Corp.                       128,100       9,096,381
      Exxon Mobil Corp.                        458,300      22,149,639
                                                         -------------
                                       Oil & Gas Total      54,180,132
                                                         -------------
                                          ENERGY TOTAL      54,180,132

FINANCIALS - 31.5%

   CAPITAL MARKETS - 0.5%
      State Street Corp.                        48,500       2,071,435
                                                         -------------
                                 Capital Markets Total       2,071,435

   COMMERCIAL BANKS - 7.8%
      City National Corp.                       70,200       4,559,490
      National City Corp.                      207,500       8,013,650
      U.S. Bancorp                              82,900       2,395,810
      UnionBanCal Corp.                         52,400       3,102,604
      Wachovia Corp.                           327,900      15,394,905
                                                         -------------
                                Commercial Banks Total      33,466,459

   DIVERSIFIED FINANCIAL SERVICES - 8.2%
      Citigroup, Inc.                          386,100      17,034,732
      JPMorgan Chase & Co.                     452,700      17,985,771
                                                         -------------
                  Diversified Financial Services Total      35,020,503

   INSURANCE - 10.2%
      American International Group, Inc.        30,400       2,066,896
      Chubb Corp.                              156,000      10,963,680
      First American Corp.                     125,400       3,866,082
      Hartford Financial Services Group, Inc.  192,600      11,927,718
      MetLife, Inc.                             68,600       2,651,390
      Prudential Financial, Inc.               261,600      12,305,664
                                                         -------------
                                       Insurance Total      43,781,430

   REAL ESTATE - 1.7%
      Rayonier, Inc.                           159,997       7,238,264
                                                         -------------
                                     Real Estate Total       7,238,264

   THRIFTS & MORTGAGE FINANCE - 3.1%
      Freddie Mac                              206,600      13,478,584
                                                         -------------
                      Thrifts & Mortgage Finance Total      13,478,584
                                                         -------------
                                      FINANCIALS TOTAL     135,056,675

HEALTH CARE - 4.8%

   HEALTH CARE PROVIDERS & SERVICES - 2.5%
      CIGNA Corp.                               57,200       3,982,836
      Medco Health Solutions, Inc. (a)         224,200       6,927,780
                                                         -------------
                Health Care Providers & Services Total      10,910,616

   PHARMACEUTICALS - 2.3%
      Merck & Co., Inc.                        296,500       9,784,500
                                                         -------------
                                 Pharmaceuticals Total       9,784,500
                                                         -------------
                                     HEALTH CARE TOTAL      20,695,116


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                               Columbia Disciplined Value Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - 8.3%

   AEROSPACE & DEFENSE - 0.6%
      Northrop Grumman Corp.                    52,400       2,794,492
                                                         -------------
                             Aerospace & Defense Total       2,794,492

   COMMERCIAL SERVICES & SUPPLIES - 1.9%
      Cendant Corp.                            369,600       7,983,360
                                                         -------------
                  Commercial Services & Supplies Total       7,983,360

   INDUSTRIAL CONGLOMERATES - 5.3%
      General Electric Co.                     508,000      17,058,640
      Textron, Inc.                             88,100       5,662,187
                                                         -------------
                        Industrial Conglomerates Total      22,720,827

   TRADING COMPANIES & DISTRIBUTORS - 0.5%
      W.W. Grainger, Inc.                       38,400       2,213,760
                                                         -------------
                Trading Companies & Distributors Total       2,213,760
                                                         -------------
                                     INDUSTRIALS TOTAL      35,712,439

INFORMATION TECHNOLOGY - 8.0%

   COMPUTERS & PERIPHERALS - 3.7%
      Hewlett-Packard Co.                      118,200       2,216,250
      International Business Machines Corp.    159,500      13,675,530
                                                         -------------
                         Computers & Peripherals Total      15,891,780

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
      Avnet Inc. (a)                           199,100       3,408,592
      Vishay Intertechnology, Inc. (a)         128,600       1,658,940
                                                         -------------
              Electronic Equipment & Instruments Total       5,067,532

   IT SERVICES - 1.0%
      Computer Sciences Corp. (a)               47,600       2,241,960
      Convergys Corp. (a)                      152,900       2,053,447
                                                         -------------
                                     IT Services Total       4,295,407

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-0.5%
      Intersil Corp.                           135,400       2,156,922
                                                         -------------
                       Semiconductors & Semiconductor
                                       Equipment Total       2,156,922

   SOFTWARE - 1.6%
      Microsoft Corp.                          245,800       6,796,370
                                                         -------------
                                        Software Total       6,796,370
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      34,208,011

MATERIALS - 6.8%

   CHEMICALS - 0.5%
      Sigma-Aldrich Corp.                       35,900       2,082,200
                                                         -------------
                                       Chemicals Total       2,082,200


                                               SHARES      VALUE ($)
                                               -------   -------------

   CONTAINERS & PACKAGING - 2.0%
      Temple-Inland, Inc.                      128,300       8,615,345
                                                         -------------
                          Containers & Packaging Total       8,615,345

   METALS & MINING - 2.9%
      Phelps Dodge Corp. (a)                    57,700       5,310,131
      Southern Peru Copper Corp.               142,700       7,371,882
                                                         -------------
                                 Metals & Mining Total      12,682,013

   PAPER & FOREST PRODUCTS - 1.4%
      Georgia-Pacific Corp.                    165,000       5,931,750
                                                         -------------
                         Paper & Forest Products Total       5,931,750
                                                         -------------
                                       MATERIALS TOTAL      29,311,308

TELECOMMUNICATION SERVICES - 5.5%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 5.5%
      BellSouth Corp.                           79,300       2,150,616
      SBC Communications, Inc.                 657,700      17,067,315
      Verizon Communications, Inc.             108,300       4,264,854
                                                         -------------
          Diversified Telecommunication Services Total      23,482,785
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      23,482,785

UTILITIES - 5.3%

   ELECTRIC UTILITIES - 4.5%
      American Electric Power Co., Inc.         69,100       2,208,436
      PG&E Corp. (a)                           216,700       6,587,680
      TECO Energy, Inc.                        594,000       8,036,820
      TXU Corp.                                 49,800       2,386,416
                                                         -------------
                              Electric Utilities Total      19,219,352

   MULTI-UTILITIES & UNREGULATED POWER - 0.8%
      Duke Energy Corp.                        160,400       3,671,557
                                                         -------------
             Multi-Utilities & Unregulated Power Total       3,671,557
                                                         -------------
                                       UTILITIES TOTAL      22,890,909

                                   TOTAL COMMON STOCKS
                                (cost of $402,009,428)     427,367,684

                                               PAR ($)
                                               -------

SHORT-TERM OBLIGATION - 0.5%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/04, due 10/01/04 at 1.580%,
      collateralized by a U.S. Treasury
      Bond maturing 08/15/19, market
      value $2,178,375 (repurchase
      proceeds $2,129,093)                   2,129,000       2,129,000
                                                         -------------

                           TOTAL SHORT-TERM OBLIGATION
                                  (cost of $2,129,000)       2,129,000


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                               Columbia Disciplined Value Fund

                                                           VALUE ($)
                                                         -------------

                            TOTAL INVESTMENTS - 100.1%
                            (COST OF $404,138,428) (b)     429,496,684

              OTHER ASSETS & LIABILITIES, NET - (0.1)%        (259,146)

                                   NET ASSETS - 100.0%     429,237,538

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $404,794,609.


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
September 30, 2004                            Columbia International Equity Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 94.3%

CONSUMER DISCRETIONARY - 14.0%

   AUTO COMPONENTS - 1.2%
      Continental AG                            44,000       2,397,035
      Denso Corp.                              148,100       3,509,177
                                                         -------------
                                 Auto Components Total       5,906,212

   AUTOMOBILES - 2.9%
      Renault SA                                86,041       7,057,423
      Toyota Motor Corp.                       188,600       7,239,251
                                                         -------------
                                     Automobiles Total      14,296,674

   HOTELS, RESTAURANTS & LEISURE - 1.6%
      Carnival Corp.                            68,400       3,234,636
      InterContinental Hotels Group PLC        178,859       2,039,223
      OPAP SA                                  120,620       2,321,888
                                                         -------------
                   Hotels, Restaurants & Leisure Total       7,595,747

   HOUSEHOLD DURABLES - 2.2%
      Funai Electric Co., Ltd.                  17,000       2,297,805
      Koninklijke (Royal) Philips
        Electronics NV                         158,121       3,633,859
      Matsushita Electric Industrial Co., Ltd. 347,000       4,642,669
                                                         -------------
                              Household Durables Total      10,574,333

   LEISURE EQUIPMENT & PRODUCTS - 0.7%
      Fuji Photo Film Co., Ltd.                106,000       3,490,529
                                                         -------------
                    Leisure Equipment & Products Total       3,490,529

   MEDIA - 2.7%
      Dentsu, Inc.                                 692       1,856,849
      JC Decaux SA (a)                         164,500       3,747,767
      News Corp., Ltd.                         262,200       2,156,573
      Pearson PLC                              314,500       3,368,417
      WPP Group PLC                            219,000       2,044,802
                                                         -------------
                                           Media Total      13,174,408

   MULTILINE RETAIL - 1.4%
      Metro AG                                  77,265       3,455,512
      Takashimaya Co., Ltd.                    117,000         975,859
      Wal-Mart de Mexico SA de CV,
        Series V                               753,600       2,561,419
                                                         -------------
                                Multiline Retail Total       6,992,790

   SPECIALTY RETAIL - 0.6%
      Aoyama Trading Co., Ltd.                  38,100         868,274
      Nitori Co., Ltd.                          31,750       1,825,254
                                                         -------------
                                Specialty Retail Total       2,693,528

   TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Burberry Group PLC                       468,900       3,169,596
                                                         -------------
                Textiles, Apparel & Luxury Goods Total       3,169,596
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      67,893,817


                                               SHARES      VALUE ($)
                                               -------   -------------

CONSUMER STAPLES - 8.8%

   BEVERAGES - 1.4%
      Diageo PLC                               354,330       4,434,135
      SABMiller PLC                            193,460       2,559,502
                                                         -------------
                                       Beverages Total       6,993,637

   FOOD & STAPLES RETAILING - 0.8%
      Aeon Co., Ltd.                            58,900         954,423
      Aeon Co., Ltd., New Shares                58,900         940,857
      William Morrison Supermarkets PLC        526,742       1,838,986
                                                         -------------
                        Food & Staples Retailing Total       3,734,266

   FOOD PRODUCTS - 3.5%
      Ajinomoto Co., Inc.                      199,000       2,280,760
      Nestle SA, Registered Shares              36,944       8,484,197
      Unilever PLC                             751,620       6,130,347
                                                         -------------
                                   Food Products Total      16,895,304

   HOUSEHOLD PRODUCTS - 2.1%
      Kao Corp.                                190,000       4,208,289
      Reckitt Benckiser PLC                    248,723       6,104,755
                                                         -------------
                              Household Products Total      10,313,044

   TOBACCO - 1.0%
      Imperial Tobacco Group PLC               218,092       4,763,695
                                                         -------------
                                         Tobacco Total       4,763,695
                                                         -------------
                                CONSUMER STAPLES TOTAL      42,699,946

ENERGY - 11.0%

   ENERGY EQUIPMENT & SERVICES - 0.2%
      Saipem S.p.A.                            114,000       1,283,243
                                                         -------------
                     Energy Equipment & Services Total       1,283,243

   OIL & GAS - 10.8%
      BG Group PLC                             370,918       2,495,409
      BP PLC                                 1,200,740      11,497,231
      EnCana Corp.                             137,600       6,367,895
      ENI S.p.A.                               584,681      13,114,883
      Fortum Oyj                               166,600       2,330,458
      Norsk Hydro ASA                           34,100       2,487,663
      PTT Public Co., Ltd.                     949,400       3,873,699
      Shell Transport & Trading Co., PLC       476,500       3,504,864
      Total SA                                  32,680       6,670,213
                                                         -------------
                                       Oil & Gas Total      52,342,315
                                                         -------------
                                          ENERGY TOTAL      53,625,558

FINANCIALS - 23.3%

   CAPITAL MARKETS - 0.5%
      Deutsche Bank AG, Registered Shares       34,961       2,518,476
                                                         -------------
                                 Capital Markets Total       2,518,476


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                            Columbia International Equity Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   COMMERCIAL BANKS - 14.6%
      Anglo Irish Bank Corp., PLC              149,600       2,767,239
      Banco Popolare di Verona E Novara        164,400       2,887,030
      Banco Popular Espanol SA                  50,800       2,827,279
      Bank of Ireland                          247,767       3,341,685
      Barclays PLC                             905,300       8,705,458
      BNP Paribas SA                            98,057       6,349,815
      Credit Agricole SA                       103,770       2,837,351
      Danske Bank A/S                          101,600       2,673,426
      DNB NOR ASA                              311,200       2,467,052
      Erste Bank der oesterreichischen
        Sparkassen AG                           62,520       2,606,158
      Hansabank Ltd.                           249,147       2,257,639
      HBOS PLC                                 184,020       2,490,536
      Kookmin Bank, ADR (a)                     89,900       2,862,416
      Lloyds TSB Group PLC                     306,810       2,401,670
      Mitsubishi Tokyo Financial Group, Inc.       405       3,382,915
      Mizuho Financial Group, Inc.                 629       2,368,470
      National Bank of Greece SA               107,081       2,604,027
      Royal Bank of Scotland Group PLC         243,545       7,051,234
      Skandinaviska Enskilda Banken
        AB, Class A                            372,000       5,751,512
      Sumitomo Mitsui Financial Group, Inc.        383       2,194,617
                                                         -------------
                                Commercial Banks Total      70,827,529

   DIVERSIFIED FINANCIAL SERVICES - 1.9%
      Credit Saison Co., Ltd.                   39,500       1,217,980
      ING Groep NV                             309,300       7,813,548
                                                         -------------
                  Diversified Financial Services Total       9,031,528

   INSURANCE - 4.4%
      Aegon NV                                 110,900       1,199,582
      Allianz AG, Registered Shares             36,871       3,721,337
      Axa                                      115,300       2,340,035
      Irish Life & Permanent PLC               204,800       3,309,576
      Millea Holdings, Inc.                        349       4,507,745
      Mitsui Sumitomo Insurance Co., Ltd.      235,000       1,942,876
      Riunione Adriatica di Sicurta S.p.A       87,913       1,692,197
      T&D Holdings, Inc. (a)                    60,500       2,659,285
                                                         -------------
                                       Insurance Total      21,372,633

   REAL ESTATE - 1.9%
      Mitsubishi Estate Co., Ltd.              185,000       1,935,034
      Sumitomo Realty & Development
        Co., Ltd.                               93,000         992,285
      Sun Hung Kai Properties Ltd.             549,000       5,170,811
      Swire Pacific Ltd., Class A              168,000       1,167,535
                                                         -------------
                                     Real Estate Total       9,265,665
                                                         -------------
                                      FINANCIALS TOTAL     113,015,831

HEALTH CARE - 10.9%

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
      Nobel Biocare Holding AG                  11,158       1,734,869
      Smith & Nephew PLC                       847,092       7,807,850


                                               SHARES      VALUE ($)
                                               -------   -------------

      Synthes, Inc.                             22,700       2,478,537
                                                         -------------
                Health Care Equipment & Supplies Total      12,021,256

   PHARMACEUTICALS - 8.4%
      AstraZeneca PLC                          126,600       5,199,410
      Chugai Pharmaceutical Co., Ltd.          225,500       3,259,296
      GlaxoSmithKline PLC                      390,284       8,435,128
      Novartis AG, Registered Shares           135,840       6,339,271
      Sanofi-Aventis                            90,360       6,574,882
      Takeda Chemical Industries Ltd.          165,200       7,513,346
      Teva Pharmaceutical Industries
        Ltd., ADR                              146,400       3,799,080
                                                         -------------
                                 Pharmaceuticals Total      41,120,413
                                                         -------------
                                     HEALTH CARE TOTAL      53,141,669

INDUSTRIALS - 9.1%

   BUILDING PRODUCTS - 0.5%
      Wienerberger AG                           63,689       2,392,245
                                                         -------------
                               Building Products Total       2,392,245

   COMMERCIAL SERVICES & SUPPLIES - 1.0%
      Randstad Holding NV                      134,400       4,872,135
                                                         -------------
                  Commercial Services & Supplies Total       4,872,135

   CONSTRUCTION & ENGINEERING - 2.0%
      JGC Corp.                                341,000       3,499,974
      Shimizu Corp.                            551,000       2,200,586
      Vinci SA                                  32,710       3,770,156
                                                         -------------
                      Construction & Engineering Total       9,470,716

   ELECTRICAL EQUIPMENT - 0.5%
      Siemens AG, Registered Shares             35,279       2,600,256
                                                         -------------
                            Electrical Equipment Total       2,600,256

   INDUSTRIAL CONGLOMERATES - 1.2%
      Hutchison Whampoa Ltd.                   307,000       2,398,630
      NIWS Co., Ltd.                               420       1,068,263
      Smiths Group PLC                         183,351       2,467,496
                                                         -------------
                        Industrial Conglomerates Total       5,934,389

   MACHINERY - 2.5%
      Atlas Copco AB, Class B                  129,400       4,567,573
      Heidelberger Druckmaschinen AG (a)        78,700       2,349,103
      Linde AG                                  48,500       2,800,826
      Volvo AB, Class B                         71,100       2,512,342
                                                         -------------
                                       Machinery Total      12,229,844

   ROAD & RAIL - 0.6%
      Canadian National Railway Co.             58,417       2,864,210
                                                         -------------
                                     Road & Rail Total       2,864,210

   TRADING COMPANIES & DISTRIBUTORS - 0.8%
      Mitsubishi Corp.                         351,000       3,799,846
                                                         -------------
                Trading Companies & Distributors Total       3,799,846
                                                         -------------
                                     INDUSTRIALS TOTAL      44,163,641


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                            Columbia International Equity Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - 2.9%

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
      Tandberg ASA                             253,500       2,292,441
      TDK Corp.                                 49,400       3,297,928
                                                         -------------
              Electronic Equipment & Instruments Total       5,590,369

   OFFICE ELECTRONICS - 0.9%
      Canon, Inc.                               96,700       4,551,715
                                                         -------------
                              Office Electronics Total       4,551,715

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
      Samsung Electronics Co., Ltd.              9,831       3,904,454
                                                         -------------
                       Semiconductors & Semiconductor
                                       Equipment Total       3,904,454
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      14,046,538

MATERIALS - 4.8%

   CHEMICALS - 3.5%
      BASF AG                                   98,100       5,792,287
      L'Air Liquide SA                          22,586       3,551,439
      Novozymes A/S, Class B                    27,150       1,225,150
      Syngenta AG (a)                           68,702       6,568,243
                                                         -------------
                                       Chemicals Total      17,137,119

   CONSTRUCTION MATERIALS - 0.7%
      Cemex SA de CV, ADR                      123,700       3,480,918
                                                         -------------
                          Construction Materials Total       3,480,918

   PAPER & FOREST PRODUCTS - 0.6%
      UPM-Kymmene Oyj                          139,800       2,665,285
                                                         -------------
                         Paper & Forest Products Total       2,665,285
                                                         -------------
                                       MATERIALS TOTAL      23,283,322

TELECOMMUNICATION SERVICES - 6.4%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 4.1%
      Belgacom SA (a)                           73,300       2,629,124
      Deutsche Telekom AG, Registered
        Shares (a)                             157,964       2,936,812
      France Telecom SA                        142,800       3,567,777
      Nippon Telegraph & Telephone Corp.           633       2,532,467
      TDC A/S                                   73,000       2,582,361
      Telecom Italia S.p.A. (a)                801,154       2,476,997
      Telefonaktiebolaget LM Ericsson,
        ADR (a)                                 99,000       3,092,760
                                                         -------------
          Diversified Telecommunication Services Total      19,818,298

   WIRELESS TELECOMMUNICATION SERVICES - 2.3%
      Hutchison Telecom International
        Reserved Shares (a)(b)                   4,093              --(c)
      NTT DoCoMo, Inc.                           1,872       3,191,438
      Vodafone Group PLC                     3,383,400       8,120,294
                                                         -------------
             Wireless Telecommunication Services Total      11,311,732
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      31,130,030


                                               SHARES      VALUE ($)
                                               -------   -------------

UTILITIES - 3.1%

   ELECTRIC UTILITIES - 2.6%
      E. ON AG                                  67,146       4,960,022
      National Grid Transco PLC                609,600       5,165,511
      Scottish Power PLC                       337,026       2,581,391
                                                         -------------
                              Electric Utilities Total      12,706,924

   GAS UTILITIES - 0.5%
      Centrica PLC                             528,700       2,407,695
                                                         -------------
                                   Gas Utilities Total       2,407,695
                                                         -------------
                                       UTILITIES TOTAL      15,114,619

                                   TOTAL COMMON STOCKS
                                (cost of $416,864,333)     458,114,971

PREFERRED STOCK - 1.0%

CONSUMER DISCRETIONARY - 1.0%

   AUTOMOBILES - 1.0%
      Porsche AG                                 7,300       4,753,033
                                                         -------------
                                     Automobiles Total       4,753,033
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL       4,753,033

                                 TOTAL PREFERRED STOCK
                                  (cost of $4,666,378)       4,753,033

                                               PAR ($)
                                               -------

SHORT-TERM OBLIGATION - 3.9%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/04, due 10/01/04 at 1.580%,
      collateralized by a U.S. Treasury
      Bond maturing 11/15/15, market
      value $19,287,355 (repurchase
      proceeds $18,904,830)                 18,904,000      18,904,000
                                                         -------------

                           TOTAL SHORT-TERM OBLIGATION
                                 (cost of $18,904,000)      18,904,000

                             TOTAL INVESTMENTS - 99.2%
                            (COST OF $440,434,711) (d)     481,772,004

                OTHER ASSETS & LIABILITIES, NET - 0.8%       3,961,710

                                   NET ASSETS - 100.0%     485,733,714


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                            Columbia International Equity Fund

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.

(c)  Security has no value.

(d)  Cost for federal income tax purposes is $440,556,800.

     SUMMARY OF SECURITIES                                      % OF TOTAL
     BY COUNTRY                          VALUE                  INVESTMENTS
     -----------------------------------------------------------------------
     United Kingdom                  $116,784,634                    24.3%
     Japan                             91,206,065                    18.9
     France                            46,466,857                     9.7
     Germany                           38,284,697                     8.0
     Switzerland                       23,126,581                     4.8
     Italy                             21,454,351                     4.5
     United States*                    21,382,537                     4.4
     Netherlands                       17,519,123                     3.6
     Sweden                            15,924,187                     3.3
     Ireland                            9,418,500                     2.0
     Canada                             9,232,104                     1.9
     Hong Kong                          8,736,976                     1.8
     Norway                             7,247,156                     1.5
     Korea, Republic of                 6,766,870                     1.4
     Denmark                            6,480,937                     1.3
     Mexico                             6,042,337                     1.3
     Austria                            4,998,404                     1.0
     Finland                            4,995,743                     1.0
     Greece                             4,925,915                     1.0
     Thailand                           3,873,699                     0.8
     Israel                             3,799,080                     0.8
     Panama                             3,234,636                     0.7
     Spain                              2,827,279                     0.6
     Belgium                            2,629,124                     0.5
     Estonia                            2,257,639                     0.5
     Australia                          2,156,573                     0.4
                                     ------------               -----------
     Total                           $481,772,004                   100.0%
                                     ============               ===========

*  Includes Short-Term Obligation.

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

                       ACRONYM                   NAME
                       -------                   ----
                         ADR         American Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
September 30, 2004                                  Columbia Large Cap Core Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 96.5%

CONSUMER DISCRETIONARY - 9.2%

   AUTO COMPONENTS - 0.5%
      Magna International, Inc., Class A        25,800       1,911,264
                                                         -------------
                                 Auto Components Total       1,911,264

   HOTELS, RESTAURANTS & LEISURE - 1.1%
      Yum! Brands, Inc.                         98,400       4,000,944
                                                         -------------
                   Hotels, Restaurants & Leisure Total       4,000,944

   HOUSEHOLD DURABLES - 0.5%
      Lennar Corp., Class A                     41,300       1,965,880
                                                         -------------
                              Household Durables Total       1,965,880

   MEDIA - 3.3%
      Fox Entertainment Group, Inc.,
        Class A (a)                             69,500       1,927,930
      Liberty Media Corp., Class A (a)         217,800       1,899,216
      McGraw-Hill Companies, Inc.               41,000       3,267,290
      Viacom, Inc., Class B                    169,900       5,701,844
                                                         -------------
                                           Media Total      12,796,280

   MULTILINE RETAIL - 0.7%
      J.C. Penney Co., Inc.                     78,200       2,758,896
                                                         -------------
                                Multiline Retail Total       2,758,896

   SPECIALTY RETAIL - 3.1%
      Abercrombie & Fitch Co., Class A          99,400       3,131,100
      Best Buy Co., Inc.                        85,600       4,642,944
      Staples, Inc.                            131,900       3,933,258
                                                         -------------
                                Specialty Retail Total      11,707,302
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      35,140,566

CONSUMER STAPLES - 9.0%

   BEVERAGES - 4.2%
      Diageo PLC, ADR                          114,500       5,774,235
      PepsiCo, Inc.                            210,000      10,216,500
                                                         -------------
                                       Beverages Total      15,990,735

   FOOD & STAPLES RETAILING - 1.3%
      Costco Wholesale Corp.                   116,700       4,850,052
                                                         -------------
                        Food & Staples Retailing Total       4,850,052

   HOUSEHOLD PRODUCTS - 3.0%
      Procter & Gamble Co.                     213,600      11,560,032
                                                         -------------
                              Household Products Total      11,560,032

   TOBACCO - 0.5%
      Altria Group, Inc.                        42,900       2,018,016
                                                         -------------
                                         Tobacco Total       2,018,016
                                                         -------------
                                CONSUMER STAPLES TOTAL      34,418,835


                                               SHARES      VALUE ($)
                                               -------   -------------

ENERGY - 7.1%

   OIL & GAS - 7.1%
      Apache Corp.                              41,900       2,099,609
      ConocoPhillips                           119,000       9,859,150
      EOG Resources, Inc.                       63,200       4,161,720
      Exxon Mobil Corp.                        230,300      11,130,399
                                                         -------------
                                       Oil & Gas Total      27,250,878
                                                         -------------
                                          ENERGY TOTAL      27,250,878

FINANCIALS - 19.9%

   CAPITAL MARKETS - 3.5%
      Bank of New York Co., Inc.               101,900       2,972,423
      E*TRADE Financial Corp. (a)              255,200       2,914,384
      Goldman Sachs Group, Inc.                 41,100       3,832,164
      Merrill Lynch & Co., Inc.                 76,200       3,788,664
                                                         -------------
                                 Capital Markets Total      13,507,635

   COMMERCIAL BANKS - 8.0%
      M&T Bank Corp.                            19,700       1,885,290
      National City Corp.                       76,400       2,950,568
      SouthTrust Corp.                          68,760       2,864,542
      SunTrust Banks, Inc.                      28,400       1,999,644
      U.S. Bancorp                             162,500       4,696,250
      Wachovia Corp.                           157,100       7,375,845
      Wells Fargo & Co.                        116,300       6,934,969
      Zions Bancorp.                            31,700       1,934,968
                                                         -------------
                                Commercial Banks Total      30,642,076

   DIVERSIFIED FINANCIAL SERVICES - 3.0%
      Citigroup, Inc.                          169,600       7,482,752
      JPMorgan Chase & Co.                      97,200       3,861,756
                                                         -------------
                  Diversified Financial Services Total      11,344,508

   INSURANCE - 4.1%
      Aflac, Inc.                              101,900       3,995,499
      American International Group, Inc.        26,700       1,815,333
      Hartford Financial Services Group, Inc.   64,400       3,988,292
      MetLife, Inc.                             51,100       1,975,015
      XL Capital Ltd., Class A                  53,900       3,988,061
                                                         -------------
                                       Insurance Total      15,762,200

   THRIFTS & MORTGAGE FINANCE - 1.3%
      Fannie Mae                                81,400       5,160,760
                                                         -------------
                      Thrifts & Mortgage Finance Total       5,160,760
                                                         -------------
                                      FINANCIALS TOTAL      76,417,179

HEALTH CARE - 14.1%

   BIOTECHNOLOGY - 0.9%
      Genentech, Inc. (a)                       39,800       2,086,316
      Invitrogen Corp. (a)                      23,100       1,270,269
                                                         -------------
                                   Biotechnology Total       3,356,585


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                  Columbia Large Cap Core Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
      Alcon, Inc.                               25,000       2,005,000
      Boston Scientific Corp. (a)               57,700       2,292,421
      Medtronic, Inc.                           57,800       2,999,820
      Varian Medical Systems, Inc. (a)          59,600       2,060,372
                                                         -------------
                Health Care Equipment & Supplies Total       9,357,613

   HEALTH CARE PROVIDERS & SERVICES - 1.9%
      Anthem, Inc. (a)                          47,400       4,135,650
      Caremark Rx, Inc. (a)                    100,500       3,223,035
                                                         -------------
                Health Care Providers & Services Total       7,358,685

   PHARMACEUTICALS - 8.9%
      Abbott Laboratories                       98,800       4,185,168
      Allergan, Inc.                            49,600       3,598,480
      GlaxoSmithKline PLC, ADR                  68,160       2,980,637
      Johnson & Johnson                         59,500       3,351,635
      Merck & Co., Inc.                         85,800       2,831,400
      Pfizer, Inc.                             456,700      13,975,020
      Teva Pharmaceutical Industries
        Ltd., ADR                              117,000       3,036,150
                                                         -------------
                                 Pharmaceuticals Total      33,958,490
                                                         -------------
                                     HEALTH CARE TOTAL      54,031,373

INDUSTRIALS - 12.1%

   AEROSPACE & DEFENSE - 2.7%
      Northrop Grumman Corp.                    56,600       3,018,478
      United Technologies Corp.                 77,000       7,190,260
                                                         -------------
                             Aerospace & Defense Total      10,208,738

   AIR FREIGHT & LOGISTICS - 1.6%
      United Parcel Service, Inc., Class B      79,200       6,012,864
                                                         -------------
                         Air Freight & Logistics Total       6,012,864

   BUILDING PRODUCTS - 1.0%
      Masco Corp.                              115,900       4,002,027
                                                         -------------
                               Building Products Total       4,002,027

   COMMERCIAL SERVICES & SUPPLIES - 1.9%
      Cendant Corp.                            142,500       3,078,000
      Manpower, Inc.                            45,300       2,015,397
      Republic Services, Inc.                   75,600       2,249,856
                                                         -------------
                  Commercial Services & Supplies Total       7,343,253

   INDUSTRIAL CONGLOMERATES - 1.8%
      General Electric Co.                     211,404       7,098,946
                                                         -------------
                        Industrial Conglomerates Total       7,098,946


                                               SHARES      VALUE ($)
                                               -------   -------------

   MACHINERY - 3.1%
      Eaton Corp.                               36,000       2,282,760
      Flowserve Corp. (a)                       88,000       2,127,840
      Ingersoll-Rand Co., Class A               45,800       3,113,026
      PACCAR, Inc.                              61,300       4,237,056
                                                         -------------
                                       Machinery Total      11,760,682
                                                         -------------
                                     INDUSTRIALS TOTAL      46,426,510

INFORMATION TECHNOLOGY - 15.0%

   COMMUNICATIONS EQUIPMENT - 1.3%
      Avaya, Inc. (a)                          139,900       1,950,206
      Cisco Systems, Inc. (a)                  177,300       3,209,130
                                                         -------------
                        Communications Equipment Total       5,159,336

   COMPUTERS & PERIPHERALS - 2.2%
      Lexmark International, Inc., Class A (a)  99,781       8,382,602
                                                         -------------
                         Computers & Peripherals Total       8,382,602

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
      Tektronix, Inc.                           82,900       2,756,425
                                                         -------------
              Electronic Equipment & Instruments Total       2,756,425

   IT SERVICES - 1.6%
      Accenture Ltd., Class A (a)              219,600       5,940,180
                                                         -------------
                                     IT Services Total       5,940,180

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.2%
      Altera Corp. (a)                         104,800       2,050,936
      Analog Devices, Inc.                      78,900       3,059,742
      ASML Holding N.V., N.Y. Registered
        Shares (a)                             211,500       2,722,005
      Marvell Technology Group Ltd. (a)         94,800       2,477,124
      Maxim Integrated Products, Inc.           58,800       2,486,652
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR                         485,300       3,465,042
                                                         -------------
                       Semiconductors & Semiconductor
                                       Equipment Total      16,261,501

   SOFTWARE - 5.0%
      Microsoft Corp.                          544,700      15,060,955
      Symantec Corp. (a)                        76,700       4,209,296
                                                         -------------
                                        Software Total      19,270,251
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      57,770,295

MATERIALS - 3.9%

   CONTAINERS & PACKAGING - 0.6%
      Smurfit-Stone Container Corp. (a)        124,400       2,409,628
                                                         -------------
                          Containers & Packaging Total       2,409,628

   METALS & MINING - 2.7%
      Arch Coal, Inc.                           77,600       2,754,024
      Companhia Vale do Rio Doce, ADR          138,900       2,673,825
      Peabody Energy Corp.                      45,700       2,719,150
      Phelps Dodge Corp.                        23,400       2,153,502
                                                         -------------
                                 Metals & Mining Total      10,300,501


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                  Columbia Large Cap Core Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

MATERIALS - (CONTINUED)

   PAPER & FOREST PRODUCTS - 0.6%
      MeadWestvaco Corp.                        75,500       2,408,450
                                                         -------------
                         Paper & Forest Products Total       2,408,450
                                                         -------------
                                       MATERIALS TOTAL      15,118,579

TELECOMMUNICATION SERVICES - 3.4%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 3.4%
      ALLTEL Corp.                              71,100       3,904,101
      BellSouth Corp.                          108,300       2,937,096
      Citizens Communications Co.              153,100       2,050,009
      SBC Communications, Inc.                  74,900       1,943,655
      Verizon Communications, Inc.              53,100       2,091,078
                                                         -------------
          Diversified Telecommunication Services Total      12,925,939
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      12,925,939

UTILITIES - 2.8%

   ELECTRIC UTILITIES - 1.8%
      American Electric Power Co., Inc.         66,500       2,125,340
      Entergy Corp.                             78,400       4,751,824
                                                         -------------
                              Electric Utilities Total       6,877,164

   MULTI-UTILITIES & UNREGULATED POWER - 1.0%
      Sempra Energy                            110,700       4,006,233
                                                         -------------
             Multi-Utilities & Unregulated Power Total       4,006,233
                                                         -------------
                                       UTILITIES TOTAL      10,883,397

                                   TOTAL COMMON STOCKS
                                (cost of $345,905,412)     370,383,551

PREFERRED STOCK - 1.0%

CONSUMER DISCRETIONARY - 1.0%

   MEDIA - 1.0%
      News Corp., Ltd., ADR                    126,100       3,950,713
                                                         -------------
                                           Media Total       3,950,713
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL       3,950,713

                                 TOTAL PREFERRED STOCK
                                  (cost of $4,525,173)       3,950,713

INVESTMENT COMPANIES - 2.6%

      Nasdaq-100 Index Tracking Stock           77,500       2,724,125
      Consumer Staples Select SPDR Fund        310,900       6,734,094
      SPDR Trust Series 1                        3,400         379,984
                                                         -------------
                            TOTAL INVESTMENT COMPANIES
                                  (cost of $9,782,938)       9,838,203


                                               PAR ($)     VALUE ($)
                                               -------   -------------

SHORT-TERM OBLIGATION - 0.2%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/04, due 10/01/04 at 1.580%,
      collateralized by a U.S. Treasury
      Note maturing 05/15/14, market
      value $1,022,400 (repurchase
      proceeds $1,001,044)

      TOTAL SHORT-TERM OBLIGATION
      (cost of $1,001,000)                   1,001,000       1,001,000


                            TOTAL INVESTMENTS - 100.3%
                            (COST OF $361,214,523) (b)     385,173,467

              OTHER ASSETS & LIABILITIES, NET - (0.3)%      (1,246,349)

                                   NET ASSETS - 100.0%     383,927,118

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $362,485,330.

                       ACRONYM                   NAME
                       -------                   ----
                         ADR         American Depositary Receipt


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
September 30, 2004                                       Columbia Small Cap Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 90.8%

CONSUMER DISCRETIONARY - 20.7%

   AUTO COMPONENTS - 1.2%
      Cooper Tire & Rubber Co.                 239,870       4,838,178
      Keystone Automotive Industries,
        Inc. (a)                               300,000       6,600,000
      R&B, Inc. (a)                            203,883       4,456,883
      Sauer-Danfoss, Inc.                      152,900       2,611,532
                                                         -------------
                                 Auto Components Total      18,506,593

   HOTELS, RESTAURANTS & LEISURE - 4.8%
      Buca, Inc. (a)                           484,450       2,054,068
      CEC Entertainment, Inc. (a)              227,230       8,350,702
      Checkers Drive-In Restaurant,
        Inc. (a)(b)                            607,900       7,142,825
      Famous Dave's of America, Inc. (a)       500,000       3,750,000
      Friendly Ice Cream Corp. (a)             230,000       2,219,500
      Gaylord Entertainment Co. (a)            267,300       8,286,300
      Jack in the Box, Inc. (a)                293,900       9,325,447
      Navigant International, Inc. (a)         325,000       5,307,250
      O'Charleys, Inc. (a)                     627,005      10,220,182
      Ruby Tuesday, Inc.                       210,500       5,866,635
      Ryan's Restaurant Group, Inc. (a)        418,650       6,212,766
      Steak n Shake Co. (a)                    182,000       3,108,560
      Total Entertainment Restaurant
        Corp. (a)(b)                           501,000       4,363,710
                                                         -------------
                   Hotels, Restaurants & Leisure Total      76,207,945

   HOUSEHOLD DURABLES - 0.8%
      Bassett Furniture Industries, Inc.       138,850       2,621,488
      Kimball International, Inc., Class B     127,400       1,768,312
      Yankee Candle Co., Inc. (a)              304,000       8,803,840
                                                         -------------
                              Household Durables Total      13,193,640

   INTERNET & CATALOG RETAIL - 0.7%
      Alloy, Inc. (a)                        1,230,200       4,662,458
      Valuevision Media, Inc., Class A (a)     409,000       5,476,510
                                                         -------------
                       Internet & Catalog Retail Total      10,138,968

   LEISURE EQUIPMENT & PRODUCTS - 1.0%
      Callaway Golf Co.                        252,400       2,667,868
      RC2 Corp. (a)                            290,900       9,570,610
      Topps Co., Inc.                          268,900       2,629,842
                                                         -------------
                    Leisure Equipment & Products Total      14,868,320

   MEDIA - 3.4%
      ADVO, Inc.                               360,699      11,160,027
      Catalina Marketing Corp.                 370,400       8,548,832
      Journal Communications, Inc., Class A    179,400       3,146,676
      Journal Register Co. (a)                 367,500       6,945,750
      Paxson Communications Corp. (a)        1,275,400       1,721,790
      Pulitzer, Inc.                           144,200       7,123,480
      Regent Communications, Inc. (a)          451,600       2,556,056
      Scholastic Corp. (a)                     249,600       7,710,144
      Sinclair Broadcast Group, Inc., Class A  263,100       1,920,630
      Young Broadcasting, Inc., Class A (a)    229,400       2,493,578
                                                         -------------
                                           Media Total      53,326,963


                                               SHARES      VALUE ($)
                                               -------   -------------

   MULTILINE RETAIL - 0.4%
      Fred's, Inc.                             376,800       6,767,328
                                                         -------------
                                Multiline Retail Total       6,767,328

   SPECIALTY RETAIL - 6.1%
      AC Moore Arts & Crafts, Inc. (a)         180,000       4,451,400
      Buckle, Inc.                             349,900       9,611,753
      Dress Barn, Inc. (a)                     260,700       4,549,215
      Gaiam, Inc. (a)                          240,000       1,432,800
      Gymboree Corp. (a)                       499,500       7,192,800
      Hancock Fabrics, Inc.                    424,300       5,083,114
      Haverty Furniture Companies, Inc.        186,200       3,265,948
      Hot Topic, Inc. (a)                      350,000       5,964,000
      Kirkland's, Inc. (a)                     368,500       3,463,900
      Lithia Motors, Inc., Class A             343,300       7,298,558
      Men's Wearhouse, Inc. (a)                157,500       4,575,375
      Monro Muffler, Inc. (a)                  220,000       4,807,000
      Pacific Sunwear of California, Inc. (a)  150,000       3,157,500
      Party City Corp. (a)                     492,700       7,277,179
      Regis Corp.                              100,000       4,022,000
      Rent-A-Center, Inc. (a)                  197,750       5,113,815
      Rush Enterprises, Inc., Class A (a)      150,000       1,642,500
      Rush Enterprises, Inc., Class B (a)      200,000       2,338,000
      Sports Authority, Inc. (a)               249,600       5,790,720
      Stage Stores, Inc. (a)                   168,800       5,776,336
                                                         -------------
                                Specialty Retail Total      96,813,913

   TEXTILES, APPAREL & LUXURY GOODS - 2.3%
      Ashworth, Inc. (a)                       300,000       2,460,000
      Phillips-Van Heusen Corp.                311,900       6,949,132
      Quiksilver, Inc. (a)                     231,600       5,887,272
      Rocky Shoes & Boots, Inc. (a)            167,100       2,924,250
      Tommy Hilfiger Corp. (a)                 400,900       3,956,883
      Unifirst Corp. (b)                       472,800      13,522,080
                                                         -------------
                Textiles, Apparel & Luxury Goods Total      35,699,617
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL     325,523,287

CONSUMER STAPLES - 2.4%

   FOOD & STAPLES RETAILING - 0.5%
      Casey's General Stores, Inc.             316,570       5,885,036
      Wild Oats Markets, Inc. (a)              193,300       1,670,112
                                                         -------------
                        Food & Staples Retailing Total       7,555,148

   FOOD PRODUCTS - 1.4%
      Central Garden & Pet Co. (a)             188,600       5,774,932
      Corn Products International, Inc.        145,800       6,721,380
      Delta & Pine Land Co.                    318,200       8,511,850
                                                         -------------
                                   Food Products Total      21,008,162

   HOUSEHOLD PRODUCTS - 0.5%
      Rayovac Corp. (a)                        316,100       8,329,235
                                                         -------------
                              Household Products Total       8,329,235
                                                         -------------
                                CONSUMER STAPLES TOTAL      36,892,545


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                       Columbia Small Cap Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

ENERGY - 5.1%

   ENERGY EQUIPMENT & SERVICES - 2.4%
      Atwood Oceanics, Inc. (a)                145,600       6,921,824
      Core Laboratories NV (a)                 130,300       3,204,077
      Gulfmark Offshore, Inc. (a)              541,200       8,837,796
      Newpark Resources, Inc. (a)              831,000       4,986,000
      Oceaneering International, Inc. (a)      201,100       7,408,524
      Offshore Logistics, Inc. (a)             100,000       3,442,000
      Oil States International, Inc. (a)       145,000       2,711,500
                                                         -------------
                     Energy Equipment & Services Total      37,511,721

   OIL & GAS - 2.7%
      Cimarex Energy Co. (a)                   153,700       5,370,278
      Houston Exploration Co. (a)              168,200       9,982,670
      Plains Exploration & Production Co. (a)   84,245       2,010,086
      Southwestern Energy Co. (a)              282,400      11,857,976
      Vintage Petroleum, Inc.                  222,500       4,465,575
      Whiting Petroleum Corp. (a)              320,200       9,734,080
                                                         -------------
                                       Oil & Gas Total      43,420,665
                                                         -------------
                                          ENERGY TOTAL      80,932,386

FINANCIALS - 9.1%

   COMMERCIAL BANKS - 2.5%
      First Niagara Financial Group, Inc.      465,500       6,228,390
      Matrix Bancorp, Inc. (a)                 227,400       2,887,980
      NewAlliance Bancshares, Inc.             498,500       7,153,475
      Oriental Financial Group                 360,537       9,756,131
      Republic Bancorp, Inc.                   215,737       3,322,350
      SNB Bancshares, Inc. (a)                 233,700       2,799,726
      Taylor Capital Group, Inc.               129,628       3,111,072
      Willow Grove Bancorp, Inc.               272,000       4,500,240
                                                         -------------
                                Commercial Banks Total      39,759,364

   CONSUMER FINANCE - 0.3%
      Rewards Network, Inc. (a)                600,100       4,002,667
                                                         -------------
                                Consumer Finance Total       4,002,667

   DIVERSIFIED FINANCIAL SERVICES - 0.8%
      Eurobancshares, Inc. (a)                 184,400       3,427,996
      Jefferson Bancshares, Inc.               266,400       3,505,824
      Prospect Energy Corp. (a)                157,700       2,357,615
      QC Holdings, Inc. (a)                    225,100       3,585,843
                                                         -------------
                  Diversified Financial Services Total      12,877,278

   INSURANCE - 2.6%
      AmerUs Group Co.                         173,320       7,106,120
      Bristol West Holdings, Inc.              256,100       4,389,554
      Direct General Corp.                     198,200       5,731,944
      Horace Mann Educators Corp.              271,200       4,767,696
      Hub International Ltd.                    83,300       1,506,064
      Navigators Group, Inc. (a)               152,800       4,467,872
      NYMAGIC, Inc.                            105,000       2,298,450
      Ohio Casualty Corp. (a)                  295,600       6,186,908


                                               SHARES      VALUE ($)
                                               -------   -------------

      Phoenix Companies, Inc.                  199,900       2,082,958
      Presidential Life Corp.                  140,100       2,406,918
                                                         -------------
                                       Insurance Total      40,944,484

   REAL ESTATE - 1.8%
      Acadia Realty Trust, REIT                231,100       3,408,725
      Corporate Office Properties Trust,
        Inc., REIT                              47,600       1,219,512
      First Potomac Realty Trust, REIT         400,000       8,264,000
      Gramercy Capital Corp., REIT (a)         229,200       3,575,520
      Innkeepers USA Trust, Inc., REIT         466,100       5,798,284
      Jones Lang LaSalle, Inc. (a)             172,900       5,707,429
      Kilroy Realty Corp., REIT                  7,700         292,831
      Medical Office Properties,
        Inc., REIT (a)(c)                      277,825           2,778
                                                         -------------
                                     Real Estate Total      28,269,079

   THRIFTS & MORTGAGE FINANCE - 1.1%
      Anchor BanCorp Wisconsin, Inc.           169,800       4,397,820
      Dime Community Bancshares                283,200       4,757,760
      Webster Financial Corp.                  145,900       7,206,001
                                                         -------------
                      Thrifts & Mortgage Finance Total      16,361,581
                                                         -------------
                                      FINANCIALS TOTAL     142,214,453

HEALTH CARE - 13.2%

   BIOTECHNOLOGY - 1.5%
      BioMarin Pharmaceuticals, Inc. (a)       399,850       2,075,221
      CV Therapeutics, Inc. (a)                184,200       2,302,500
      Lifecell Corp. (a)                       580,000       5,800,000
      PRAECIS Pharmaceuticals, Inc. (a)        507,100       1,115,620
      Serologicals Corp. (a)                   437,100      10,197,543
      Strategic Diagnostics, Inc. (a)          800,000       1,712,000
                                                         -------------
                                   Biotechnology Total      23,202,884

   HEALTH CARE EQUIPMENT & SUPPLIES - 5.4%
      Analogic Corp.                           158,700       6,616,203
      Cytyc Corp. (a)                          287,900       6,952,785
      Datascope Corp.                          229,150       8,547,295
      Haemonetics Corp. (a)                    197,000       6,469,480
      Immucor, Inc. (a)                        179,425       4,440,769
      Invacare Corp.                           463,300      21,311,800
      Lifecore Biomedical, Inc. (a)            325,300       2,277,100
      STAAR Surgical Co. (a)                   530,600       1,750,980
      SurModics, Inc. (a)                      170,000       4,037,500
      Thoratec Corp. (a)                       749,200       7,207,304
      Viasys Healthcare, Inc. (a)              174,000       2,911,020
      West Pharmaceutical Services, Inc.       642,000      13,385,700
                                                         -------------
                Health Care Equipment & Supplies Total      85,907,936

   HEALTH CARE PROVIDERS & SERVICES - 5.4%
      Beverly Enterprises, Inc. (a)            628,500       4,757,745
      LabOne, Inc. (a)                         182,300       5,328,629
      LifePoint Hospitals, Inc. (a)            164,600       4,939,646
      Magellan Health Services, Inc. (a)       176,200       6,441,872
      Pediatrix Medical Group, Inc. (a)        212,200      11,639,170
      Priority Healthcare Corp., Class B (a)   316,975       6,387,047
      Province Healthcare Co. (a)              172,100       3,600,332


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                       Columbia Small Cap Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE PROVIDERS & SERVICES - (CONTINUED)
      Proxymed, Inc. (a)                        73,400         731,798
      PSS World Medical, Inc. (a)              640,700       6,432,628
      Psychiatric Solutions, Inc. (a)          175,700       4,453,995
      Res-Care, Inc. (a)                       945,925      11,209,211
      Select Medical Corp.                     650,600       8,737,558
      Triad Hospitals, Inc. (a)                180,900       6,230,196
      U.S. Physical Therapy, Inc. (a)          314,200       4,269,978
                                                         -------------
                Health Care Providers & Services Total      85,159,805

   PHARMACEUTICALS - 0.9%
      Acusphere, Inc. (a)                      369,500       2,313,070
      Critical Therapeutics, Inc. (a)          229,200       1,340,820
      Valeant Pharmaceuticals International    431,526      10,408,407
                                                         -------------
                                 Pharmaceuticals Total      14,062,297
                                                         -------------
                                     HEALTH CARE TOTAL     208,332,922

INDUSTRIALS - 16.7%

   AEROSPACE & DEFENSE - 1.4%
      Armor Holdings, Inc. (a)                 315,365      13,122,338
      Ladish Co., Inc. (a)                     276,300       2,528,145
      Moog, Inc., Class A (a)                  156,000       5,662,800
                                                         -------------
                             Aerospace & Defense Total      21,313,283

   AIR FREIGHT & LOGISTICS - 0.4%
      AirNet Systems, Inc. (a)                  17,400          74,820
      Ryder System, Inc.                       143,200       6,736,128
                                                         -------------
                         Air Freight & Logistics Total       6,810,948

   BUILDING PRODUCTS - 0.9%
      Jacuzzi Brands, Inc. (a)                 807,500       7,509,750
      NCI Building Systems, Inc. (a)           222,900       7,110,510
                                                         -------------
                               Building Products Total      14,620,260

   COMMERCIAL SERVICES & SUPPLIES - 5.2%
      Bennett Environmental, Inc. (a)          400,000       1,980,000
      Cornell Companies, Inc. (a)(b)           765,600       9,493,440
      Danka Business Systems PLC,
        ADR (a)                              1,600,000       6,080,000
      FTI Consulting, Inc. (a)                 620,000      11,718,000
      G&K Services, Inc., Class A              155,500       6,179,570
      HMS Holdings Corp. (a)                   194,400       1,263,600
      infoUSA, Inc. (a)                        358,100       3,190,671
      Kforce, Inc. (a)                       1,148,004       9,620,274
      Mobile Mini, Inc. (a)                     66,000       1,636,800
      MPW Industrial Services Group,
        Inc. (a)                               188,100         426,987
      Nashua Corp. (a)                         169,600       1,874,080
      NCO Group, Inc. (a)                      368,330       9,926,493
      Nobel Learning Communities, Inc. (a)      14,600         102,200
      RemedyTemp, Inc., Class A (a)            125,210       1,307,192
      School Specialty, Inc. (a)               162,600       6,408,066
      Spherion Corp. (a)                       499,200       3,903,744


                                               SHARES      VALUE ($)
                                               -------   -------------

      Tetra Tech, Inc. (a)                     463,500       5,872,545
      Westaff, Inc. (a)                        113,700         354,744
      Willis Lease Finance Corp. (a)            87,100         670,235
                                                         -------------
                  Commercial Services & Supplies Total      82,008,641

   CONSTRUCTION & ENGINEERING - 1.9%
      Chicago Bridge & Iron Co., NV, N.Y.
        Registered Shares.                     460,300      13,804,397
      EMCOR Group, Inc. (a)                    261,500       9,837,630
      Shaw Group, Inc. (a)                     548,200       6,578,400
                                                         -------------
                      Construction & Engineering Total      30,220,427

   ELECTRICAL EQUIPMENT - 0.2%
      Powell Industries, Inc. (a)              172,700       2,909,995
      Wood's (T.B.) Corp.                      108,207         616,780
                                                         -------------
                            Electrical Equipment Total       3,526,775

   MACHINERY - 4.6%
      AGCO Corp. (a)                           226,300       5,118,906
      Albany International Corp., Class A      600,005      17,886,149
      CIRCOR International, Inc.               271,900       5,302,050
      Key Technology, Inc. (a)(b)              259,265       2,916,731
      Lydall, Inc. (a)                         188,600       1,753,980
      Oshkosh Truck Corp.                       64,500       3,680,370
      Pentair, Inc.                            115,900       4,046,069
      Reliance Steel & Aluminum Co.            219,500       8,714,150
      Terex Corp. (a)                          170,644       7,405,950
      Thomas Industries, Inc.                  241,585       7,585,769
      Watts Water Technologies, Inc., Class A  283,400       7,609,290
                                                         -------------
                                       Machinery Total      72,019,414

   ROAD & RAIL - 2.1%
      Arkansas Best Corp.                      322,000      11,791,640
      Kansas City Southern (a)                 403,845       6,126,328
      P.A.M. Transportation Services, Inc. (a) 176,400       3,379,824
      RailAmerica, Inc. (a)                    376,800       4,163,640
      USF Corp.                                106,600       3,825,874
      Werner Enterprises, Inc.                 185,125       3,574,764
                                                         -------------
                                     Road & Rail Total      32,862,070
                                                         -------------
                                     INDUSTRIALS TOTAL     263,381,818

INFORMATION TECHNOLOGY - 13.0%

   COMMUNICATIONS EQUIPMENT - 0.6%
      Paradyne Networks Corp. (a)            1,050,000       4,830,000
      Performance Technologies, Inc. (a)       609,400       3,851,408
                                                         -------------
                        Communications Equipment Total       8,681,408

   COMPUTERS & PERIPHERALS - 1.7%
      Cray, Inc. (a)                           814,500       2,875,185
      Hypercom Corp. (a)                       545,800       4,028,004
      Imation Corp.                            309,500      11,015,105
      Maxtor Corp. (a)                         334,600       1,739,920
      Presstek, Inc. (a)                       311,100       3,008,337
      Rimage Corp. (a)                         162,900       2,280,600
      Storage Technology Corp. (a)             100,000       2,526,000
                                                         -------------
                         Computers & Peripherals Total      27,473,151


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                       Columbia Small Cap Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.4%
      Agilysys, Inc.                           289,600       5,007,184
      Benchmark Electronics, Inc. (a)          848,950      25,298,710
      Gerber Scientific, Inc. (a)              287,400       1,893,966
      Itron, Inc. (a)                          300,300       5,240,235
      K-Tron International, Inc. (a)            41,710         922,625
      Keithley Instruments, Inc.               343,640       5,996,518
      LeCroy Corp. (a)                         139,500       2,331,045
      LSI Industries, Inc.                     900,965       9,406,075
      Merix Corp. (a)                          403,600       4,181,296
      Rogers Corp. (a)                          82,200       3,492,678
      Technitrol, Inc. (a)                     313,010       6,103,695
                                                         -------------
              Electronic Equipment & Instruments Total      69,874,027

   INTERNET SOFTWARE & SERVICES - 0.4%
      Allscripts Healthcare Solutions, Inc. (a)200,000       1,800,000
      Selectica, Inc. (a)                      682,300       2,585,917
      Tumbleweed Communications
        Corp. (a)                              900,000       2,277,000
                                                         -------------
                    Internet Software & Services Total       6,662,917

   IT SERVICES - 2.1%
      Analysts International Corp. (a)         530,700       2,324,466
      Carreker Corp. (a)                       286,500       2,180,265
      Computer Task Group, Inc. (a)            792,500       2,464,675
      Inforte Corp. (a)                        500,000       3,450,000
      Integral Systems, Inc.                   168,100       3,279,631
      ProQuest Co. (a)                         394,230      10,131,711
      SI International, Inc. (a)                42,400         928,984
      Startek, Inc.                            265,200       8,316,672
                                                         -------------
                                     IT Services Total      33,076,404

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
      Anadigics, Inc. (a)                      364,300       1,227,691
      Asyst Technologies, Inc. (a)             155,700         795,627
      Fairchild Semiconductor International,
        Inc., Class A (a)                      472,100       6,689,657
      Pericom Semiconductor Corp. (a)          400,460       3,868,444
      STATS ChipPAC Ltd., ADR (a)              281,184       1,681,480
                                                         -------------
                       Semiconductors & Semiconductor
                                       Equipment Total      14,262,899

   SOFTWARE - 2.9%
      BindView Development Corp. (a)         1,510,500       5,014,860
      MAPICS, Inc. (a)                         179,400       1,623,570
      MapInfo Corp. (a)                        249,000       2,689,200
      Mediware Information Systems, Inc. (a)   314,600       3,696,550
      Mentor Graphics Corp. (a)                289,200       3,171,078
      MSC.Software Corp. (a)                   460,515       3,702,540
      PLATO Learning, Inc. (a)                 519,200       4,589,728
      Progress Software Corp. (a)              296,500       5,900,350
      Sybase, Inc. (a)                         640,600       8,833,874
      THQ, Inc. (a)                            288,000       5,604,480
                                                         -------------
                                        Software Total      44,826,230
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     204,857,036


                                               SHARES      VALUE ($)
                                               -------   -------------

MATERIALS - 7.3%

   CHEMICALS - 4.1%
      Airgas, Inc.                             251,900       6,063,233
      Albemarle Corp.                          246,360       8,644,772
      Cambrex Corp.                            296,700       6,512,565
      H.B. Fuller Co.                          330,860       9,065,564
      MacDermid, Inc.                          475,200      13,761,792
      Olin Corp.                               176,900       3,538,000
      Sensient Technologies Corp.              307,800       6,660,792
      Spartech Corp.                           412,800      10,361,280
                                                         -------------
                                       Chemicals Total      64,607,998

   CONTAINERS & PACKAGING - 1.5%
      Greif, Inc., Class A                     359,600      15,157,140
      Jarden Corp. (a)                         124,050       4,526,584
      Longview Fibre Co.                       204,800       3,123,200
      Peak International Ltd. (a)              244,650       1,272,180
                                                         -------------
                          Containers & Packaging Total      24,079,104

   METALS & MINING - 1.3%
      Brush Engineered Materials, Inc. (a)     258,800       5,359,748
      GrafTech International Ltd. (a)          369,500       5,154,525
      Hecla Mining Co. (a)                     298,300       2,219,352
      Northwest Pipe Co. (a)                   303,150       5,259,653
      Steel Dynamics, Inc.                      81,800       3,159,116
                                                         -------------
                                 Metals & Mining Total      21,152,394

   PAPER & FOREST PRODUCTS - 0.4%
      Buckeye Technologies, Inc. (a)           144,900       1,615,635
      Glatfelter                               331,440       4,106,542
                                                         -------------
                         Paper & Forest Products Total       5,722,177
                                                         -------------
                                       MATERIALS TOTAL     115,561,673

TELECOMMUNICATION SERVICES - 0.5%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
      CT Communications, Inc.                  208,400       2,873,836
      General Communication, Inc.,
        Class A (a)                            417,300       3,776,565
                                                         -------------
          Diversified Telecommunication Services Total       6,650,401

   WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      LCC International, Inc., Class A (a)     560,700       1,783,026
                                                         -------------
             Wireless Telecommunication Services Total       1,783,026
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL       8,433,427

UTILITIES - 2.8%

   ELECTRIC UTILITIES - 0.2%
      Idacorp, Inc.                            102,800       2,987,368
                                                         -------------
                              Electric Utilities Total       2,987,368

   GAS UTILITIES - 2.0%
      Cascade Natural Gas Corp.                 92,550       1,964,837
      New Jersey Resources Corp.               158,750       6,572,250
      Northwest Natural Gas Co.                154,700       4,908,631
      NUI Corp.                                468,100       6,244,454


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                                       Columbia Small Cap Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

UTILITIES - (CONTINUED)

   GAS UTILITIES - (CONTINUED)
      South Jersey Industries, Inc.            105,500       5,037,625
      Southwest Gas Corp.                      301,500       7,220,925
                                                         -------------
                                   Gas Utilities Total      31,948,722

   WATER UTILITIES - 0.6%
      American States Water Co.                135,150       3,365,235
      Aqua America, Inc.                       124,468       2,751,987
      California Water Service Group           104,200       3,060,354
                                                         -------------
                                 Water Utilities Total       9,177,576
                                                         -------------
                                       UTILITIES TOTAL      44,113,666

                                   TOTAL COMMON STOCKS
                              (cost of $1,258,768,324)   1,430,243,213


INVESTMENT COMPANIES - 2.5%

      iShares Russell 2000 Index Fund          310,000      35,293,500
      iShares Russell 2000 Value Index Fund     30,000       5,150,700
                                                         -------------
                            TOTAL INVESTMENT COMPANIES
                                 (cost of $39,264,683)      40,444,200

                                               PAR ($)
                                               -------

SHORT-TERM OBLIGATION - 7.2%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/04, due 10/01/04 at 1.580%,
      collateralized by U.S. Treasury
      Bonds with various maturities to
      08/15/29, market value $115,288,413
      (repurchase proceeds $113,019,960)   113,015,000     113,015,000

                           TOTAL SHORT-TERM OBLIGATION
                                (cost of $113,015,000)     113,015,000

                            TOTAL INVESTMENTS - 100.5%
                          (COST OF $1,411,048,007) (D)   1,583,702,413

              OTHER ASSETS & LIABILITIES, NET - (0.5)%      (8,328,706)

                                   NET ASSETS - 100.0%   1,575,373,707

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Investments in affiliated companies at September 30, 2004:

     An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares outstanding.

     Security name:                 Checkers Drive-In Restaurant, Inc.
     Shares as of 09/30/03:                                    319,000
     Shares purchased:                                         288,900
     Shares as of 09/30/04:                                    607,900
     Net realized gain (loss):                           $          --
     Dividend income earned:                             $          --
     Value at end of period:                             $   7,142,825

     Security name:                                Total Entertainment
                                                      Restaurant Corp.
     Shares as of 09/30/03:                                          0
     Shares purchased:                                         501,000
     Shares as of 09/30/04:                                    501,000
     Net realized gain (loss):                           $          --
     Dividend income earned:                             $          --
     Value at end of period:                             $   4,363,710

     Security name:                                     Unifirst Corp.
     Shares as of 09/30/03:                                    422,800
     Shares purchased:                                          50,000
     Shares as of 09/30/04:                                    472,800
     Net realized gain (loss):                           $          --
     Dividend income earned:                             $      69,420
     Value at end of period:                             $  13,522,080

     Security name:                            Cornell Companies, Inc.
     Shares as of 09/30/03:                                    343,100
     Shares purchased:                                         422,500
     Shares as of 09/30/04:                                    765,600
     Net realized loss:                                  $          --
     Dividend income earned:                             $          --
     Value at end of period:                             $   9,493,440

     Security name:                               Key Technology, Inc.
     Shares as of 09/30/03:                                    203,665
     Shares purchased:                                          70,000
     Shares sold:                                               14,400
     Shares as of 09/30/04:                                    259,265
     Net realized gain or loss:                          $    (54,023)
     Dividend income earned:                             $          --
     Value at end of period:                             $   2,916,731

(c) Represents fair value as determined in good faith under the direction of the Board of Trustees.

(d)  Cost for federal income tax purposes is $1,411,878,088.

                       ACRONYM                   NAME
                       -------                   ----
                         ADR         American Depositary Receipt
                        REIT         Real Estate Investment Trust


                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
September 30, 2004                            Columbia Small Company Equity Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 99.9%

CONSUMER DISCRETIONARY - 16.5%

   HOTELS, RESTAURANTS & LEISURE - 3.6%
      Alliance Gaming Corp. (a)                151,600       2,283,096
      Gaylord Entertainment Co. (a)            131,400       4,073,400
      Pinnacle Entertainment, Inc. (a)         191,600       2,644,080
      Scientific Games Corp., Class A (a)      234,600       4,480,860
                                                         -------------
                   Hotels, Restaurants & Leisure Total      13,481,436

   LEISURE EQUIPMENT & PRODUCTS - 0.7%
      Marvel Enterprises, Inc. (a)             192,800       2,807,168
                                                         -------------
                    Leisure Equipment & Products Total       2,807,168

   MEDIA - 4.6%
      Arbitron, Inc. (a)                        98,200       3,595,102
      Cumulus Media, Inc., Class A (a)         173,700       2,499,543
      Journal Communications, Inc., Class A      4,700          82,438
      Lin TV Corp., Class A (a)                171,000       3,331,080
      Radio One, Inc., Class D (a)             209,300       2,978,339
      Sinclair Broadcast Group, Inc., Class A  397,800       2,903,940
      TiVo, Inc. (a)                           316,600       2,095,892
                                                         -------------
                                           Media Total      17,486,334

   MULTILINE RETAIL - 0.6%
      Fred's, Inc.                             122,600       2,201,896
                                                         -------------
                                Multiline Retail Total       2,201,896

   SPECIALTY RETAIL - 6.3%
      Bombay Co., Inc. (a)                     416,000       3,049,280
      Cost Plus, Inc. (a)                      128,700       4,553,406
      Jarden Corp. (a)                         152,000       5,546,480
      Pacific Sunwear of California, Inc. (a)  131,900       2,776,495
      Party City Corp. (a)                      99,900       1,475,523
      PETCO Animal Supplies, Inc. (a)           98,900       3,230,074
      Sharper Image Corp. (a)                  161,900       3,472,755
                                                         -------------
                                Specialty Retail Total      24,104,013

   TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Carter's, Inc. (a)                        96,900       2,683,161
                                                         -------------
                Textiles, Apparel & Luxury Goods Total       2,683,161
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      62,764,008

CONSUMER STAPLES - 0.4%

   FOOD & STAPLES RETAILING - 0.4%
      Performance Food Group Co. (a)            58,700       1,391,190
                                                         -------------
                        Food & Staples Retailing Total       1,391,190
                                                         -------------
                                CONSUMER STAPLES TOTAL       1,391,190

ENERGY - 3.7%

   ENERGY EQUIPMENT & SERVICES - 2.3%
      Key Energy Services, Inc. (a)            235,000       2,596,750
      Maverick Tube Corp. (a)                   83,900       2,584,959
      Unit Corp. (a)                           105,000       3,683,400
                                                         -------------
                     Energy Equipment & Services Total       8,865,109


                                               SHARES      VALUE ($)
                                               -------   -------------

   OIL & GAS - 1.4%
      Edge Petroleum Corp. (a)                  75,800       1,210,526
      Energy Partners Ltd. (a)                  29,000         472,120
      Mission Resources Corp. (a)              265,400       1,669,366
      Western Gas Resources, Inc.               70,400       2,012,736
                                                         -------------
                                       Oil & Gas Total       5,364,748
                                                         -------------
                                          ENERGY TOTAL      14,229,857

FINANCIALS - 10.9%

   CAPITAL MARKETS - 1.1%
      Jefferies Group, Inc.                    128,300       4,422,501
                                                         -------------
                                 Capital Markets Total       4,422,501

   COMMERCIAL BANKS - 3.8%
      Boston Private Financial Holdings, Inc.  125,800       3,139,968
      East West Bancorp, Inc.                  109,400       3,674,746
      Mercantile Bank Corp.                    102,165       3,559,428
      Prosperity Bancshares, Inc.              148,000       3,954,560
                                                         -------------
                                Commercial Banks Total      14,328,702

   DIVERSIFIED FINANCIAL SERVICES - 3.8%
      ACE Cash Express, Inc. (a)                91,300       2,377,452
      Commercial Capital Bancorp, Inc.         148,100       3,360,389
      Greenhill & Co., Inc.                    121,800       2,874,480
      MTC Technologies, Inc. (a)               135,700       3,749,391
      National Financial Partners Corp.         59,900       2,143,222
                                                         -------------
                  Diversified Financial Services Total      14,504,934

   INSURANCE - 2.2%
      Infinity Property & Casualty Corp.       154,200       4,553,526
      Philadelphia Consolidated Holding
        Co. (a)                                 66,900       3,687,528
                                                         -------------
                                       Insurance Total       8,241,054
                                                         -------------
                                      FINANCIALS TOTAL      41,497,191

HEALTH CARE - 22.8%

   BIOTECHNOLOGY - 4.8%
      BioMarin Pharmaceuticals, Inc. (a)       374,100       1,941,579
      Cell Therapeutics, Inc. (a)              321,400       2,204,804
      Cytogen Corp. (a)                        161,300       1,700,102
      Exact Sciences Corp. (a)                 228,800         755,040
      NeoPharm, Inc. (a)                       303,700       2,599,672
      Neurocrine Biosciences, Inc. (a)          50,100       2,362,716
      Protein Design Labs, Inc. (a)            157,900       3,091,682
      Telik, Inc. (a)                          164,300       3,663,890
                                                         -------------
                                   Biotechnology Total      18,319,485

   HEALTH CARE EQUIPMENT & SUPPLIES - 7.0%
      Bio-Rad Laboratories, Inc., Class A (a)   50,050       2,557,555
      Cardiac Science, Inc. (a)                542,700       1,041,984
      Conceptus, Inc. (a)                      227,400       2,107,998
      Cytyc Corp. (a)                           86,800       2,096,220
      Integra LifeSciences Holdings Corp. (a)  118,400       3,801,824
      LCA-Vision, Inc.                         120,000       3,094,800
      Medical Action Industries, Inc. (a)      231,900       3,856,033


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                            Columbia Small Company Equity Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - (CONTINUED)
      Palomar Medical Technologies, Inc. (a)    67,900       1,488,368
      SonoSite, Inc. (a)                       155,600       4,053,380
      SurModics, Inc. (a)                      103,900       2,467,625
                                                         -------------
                Health Care Equipment & Supplies Total      26,565,787

   HEALTH CARE PROVIDERS & SERVICES - 3.4%
      Advisory Board Co. (a)                   127,300       4,277,280
      America Service Group, Inc. (a)           63,700       2,614,248
      Isolagen, Inc. (a)                       230,000       2,173,500
      LifePoint Hospitals, Inc. (a)             90,800       2,724,908
      U.S. Physical Therapy, Inc. (a)           86,500       1,175,535
                                                         -------------
                Health Care Providers & Services Total      12,965,471

   PHARMACEUTICALS - 7.6%
      Advancis Pharmaceutical Corp. (a)        253,863       2,068,984
      Atrix Labs, Inc. (a)                      99,800       3,062,862
      Bone Care International, Inc. (a)        125,400       3,047,220
      Caraco Pharmaceutical Laboratories
        Ltd. (a)                                88,800         683,760
      DepoMed, Inc. (a)                        462,500       2,414,250
      DOV Pharmaceutical, Inc. (a)             208,100       3,566,834
      Nektar Therapeutics (a)                  207,200       3,000,256
      Noven Pharmaceuticals, Inc. (a)          187,700       3,911,668
      Renovis, Inc. (a)                        214,400       1,717,344
      Salix Pharmaceuticals Ltd. (a)           164,100       3,531,432
      Taro Pharmaceuticals Industries
        Ltd. (a)                                78,600       1,837,668
                                                         -------------
                                 Pharmaceuticals Total      28,842,278
                                                         -------------
                                     HEALTH CARE TOTAL      86,693,021

INDUSTRIALS - 14.4%

   AEROSPACE & DEFENSE - 1.3%
      DRS Technologies, Inc. (a)               129,700       4,855,968
                                                         -------------
                             Aerospace & Defense Total       4,855,968

   AIR FREIGHT & LOGISTICS - 2.1%
      EGL, Inc. (a)                            134,000       4,054,840
      UTI Worldwide, Inc.                       64,300       3,781,483
                                                         -------------
                         Air Freight & Logistics Total       7,836,323

   COMMERCIAL SERVICES & SUPPLIES - 4.8%
      Corporate Executive Board Co.             55,100       3,374,324
      Educate, Inc. (a)                        215,100       2,536,029
      Laureate Education, Inc. (a)              76,500       2,847,330
      MDC Partners, Inc., Class A (a)          248,300       3,148,444
      Navigant Consulting, Inc. (a)            130,100       2,856,996
      NCO Group, Inc. (a)                      124,100       3,344,495
                                                         -------------
                  Commercial Services & Supplies Total      18,107,618


                                               SHARES      VALUE ($)
                                               -------   -------------

   CONSTRUCTION & ENGINEERING - 0.9%
      Chicago Bridge & Iron Co., NV,
        N.Y. Registered Shares                 119,000       3,568,810
                                                         -------------
                      Construction & Engineering Total       3,568,810

   ELECTRICAL EQUIPMENT - 0.5%
      Plug Power, Inc. (a)                     320,000       2,051,200
                                                         -------------
                            Electrical Equipment Total       2,051,200

   INDUSTRIAL CONGLOMERATES - 0.2%
      BioSante Pharmaceuticals, Inc. (a)        67,900         611,779
                                                         -------------
                        Industrial Conglomerates Total         611,779

   MACHINERY - 1.5%
      Cuno, Inc. (a)                            63,875       3,688,781
      RAE Systems, Inc. (a)                    360,500       2,011,590
                                                         -------------
                                       Machinery Total       5,700,371

   ROAD & RAIL - 2.6%
      Genesee & Wyoming, Inc., Class A (a)     149,550       3,786,606
      Heartland Express, Inc.                  190,050       3,506,423
      Sirva, Inc. (a)                          122,000       2,793,800
                                                         -------------
                                     Road & Rail Total      10,086,829

   TRADING COMPANIES & DISTRIBUTORS - 0.5%
      Aceto Corp.                              143,000       2,059,200
                                                         -------------
                Trading Companies & Distributors Total       2,059,200
                                                         -------------
                                     INDUSTRIALS TOTAL      54,878,098

INFORMATION TECHNOLOGY - 29.0%

   COMMUNICATIONS EQUIPMENT - 3.0%
      F5 Networks, Inc. (a)                    113,800       3,466,348
      Finisar Corp. (a)                        773,000       1,004,900
      Foundry Networks, Inc. (a)               282,000       2,676,180
      Inter-Tel, Inc.                           99,200       2,144,704
      Netopia, Inc. (a)                        195,100         417,514
      NMS Communications Corp. (a)             306,100       1,493,768
                                                         -------------
                        Communications Equipment Total      11,203,414

   COMPUTERS & PERIPHERALS - 2.3%
      Applied Films Corp. (a)                  120,300       2,166,603
      Cray, Inc. (a)                           441,600       1,558,848
      PalmSource, Inc. (a)                     166,900       3,461,506
      Pinnacle Systems, Inc. (a)               361,200       1,506,204
                                                         -------------
                         Computers & Peripherals Total       8,693,161

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.1%
      Anixter International, Inc.               89,400       3,137,046
      Global Imaging Systems, Inc. (a)         124,200       3,860,136
      Itron, Inc. (a)                          170,000       2,966,500
      OSI Systems, Inc. (a)                    124,000       1,996,400
                                                         -------------
              Electronic Equipment & Instruments Total      11,960,082


                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
September 30, 2004                            Columbia Small Company Equity Fund

                                               SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   INTERNET SOFTWARE & SERVICES - 4.1%
      Corillian Corp. (a)                      640,300       2,951,783
      Digital River, Inc. (a)                  102,300       3,046,494
      Digitas, Inc. (a)                        395,000       3,053,350
      Equinix, Inc. (a)                         68,700       2,113,899
      PEC Solutions, Inc. (a)                   27,300         319,956
      Retek, Inc. (a)                          622,800       2,839,968
      Telecommunication Systems, Inc.,
        Class A (a)                            366,700       1,177,107
                                                         -------------
                    Internet Software & Services Total      15,502,557

   IT SERVICES - 0.6%
      MAXIMUS, Inc. (a)                         81,500       2,348,015
                                                         -------------
                                     IT Services Total       2,348,015

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.4%
      Artisan Components, Inc. (a)             111,200       3,237,032
      August Technology Corp. (a)              172,200       1,183,014
      Brooks Automation, Inc. (a)              246,300       3,485,145
      DSP Group, Inc. (a)                       87,100       1,833,455
      Entegris, Inc. (a)                       443,800       3,701,292
      FEI Co. (a)                              138,000       2,726,880
      Integrated Circuit Systems, Inc. (a)      78,900       1,696,350
      IXYS Corp. (a)                           425,300       3,053,654
      Laedis Technology, Inc., (a)             151,800       1,712,304
      Mykrolis Corp. (a)                       221,700       2,232,519
      Silicon Image, Inc. (a)                  363,000       4,588,320
      Silicon Storage Technology, Inc. (a)     347,300       2,212,301
      Ultratech, Inc. (a)                      189,200       2,964,764
      Zoran Corp. (a)                           80,000       1,257,600
                                                         -------------
                       Semiconductors & Semiconductor
                                       Equipment Total      35,884,630

   SOFTWARE - 6.5%
      Activision, Inc. (a)                     197,850       2,744,179
      Captiva Software Corp. (a)               264,200       2,959,040
      Epicor Software Corp. (a)                165,700       1,993,371
      FileNET Corp. (a)                         90,800       1,585,368
      Magma Design Automation, Inc. (a)        197,600       2,979,808
      Manhattan Associates, Inc. (a)            99,800       2,437,116
      Micromuse, Inc. (a)                      680,500       2,504,240
      OpenTV Corp., Class A (a)                669,100       2,040,755
      ScanSoft, Inc. (a)                       409,600       1,671,168
      Take-Two Interactive Software, Inc. (a)   58,200       1,911,870
      Verity, Inc. (a)                         143,600       1,849,568
                                                         -------------
                                        Software Total      24,676,483
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     110,268,342


                                               SHARES      VALUE ($)
                                               -------   -------------

MATERIALS - 2.2%

   CHEMICALS - 0.5%
      Landec Corp. (a)                         254,500       1,908,750
                                                         -------------
                                       Chemicals Total       1,908,750

   METALS & MINING - 1.7%
      AMCOL International Corp.                 69,100       1,321,192
      Oregon Steel Mills, Inc. (a)             176,600       2,936,858
      Steel Technologies, Inc.                  92,100       2,359,326
                                                         -------------
                                 Metals & Mining Total       6,617,376
                                                         -------------
                                       MATERIALS TOTAL       8,526,126

                                   TOTAL COMMON STOCKS
                                (cost of $342,225,932)     380,247,833

                                               PAR ($)
                                               -------

SHORT-TERM OBLIGATION - 0.9%

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      09/30/04, due 10/01/04 at 1.580%,
      collateralized by a U.S. Treasury
      Bond maturing 05/15/14, market
      value $3,370,725 (repurchase
      proceeds $3,301,145)                   3,301,000       3,301,000

                           TOTAL SHORT-TERM OBLIGATION
                                  (cost of $3,301,000)       3,301,000

                            TOTAL INVESTMENTS - 100.8%
                            (COST OF $345,526,932) (b)     383,548,833

              OTHER ASSETS & LIABILITIES, NET - (0.8)%      (3,122,097)

                                   NET ASSETS - 100.0%     380,426,736

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $346,364,563.


                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
September 30, 2004                                         Columbia Equity Funds



                                                            COLUMBIA          COLUMBIA          COLUMBIA          COLUMBIA
                                                             ASSET           LARGE CAP        DISCIPLINED      INTERNATIONAL
                                                           ALLOCATION          GROWTH            VALUE             EQUITY
                                                            FUND ($)          FUND ($)          FUND ($)          FUND ($)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Unaffiliated investments, at identified cost             381,197,274       786,800,382       404,138,428       440,434,711
   Affiliated investments, at identified cost                        --                --                --                --
                                                         --------------    --------------    --------------    --------------
      Total investments, at identified cost                 381,197,274       786,800,382       404,138,428       440,434,711
                                                         --------------    --------------    --------------    --------------
   Unaffiliated investments, at value                       421,034,670       910,147,591       429,496,684       481,772,004
   Affiliated investments, at value                                  --                --                --                --
                                                         --------------    --------------    --------------    --------------
      Total investments, at value                           421,034,670       910,147,591       429,496,684       481,772,004
   Cash                                                         197,969               593               282               626
   Foreign currency (cost of $209,664 and
      $1,816,469, respectively)                                 210,105                --                --         1,818,067
   Receivable for:
      Investments sold                                        6,227,032        17,058,429                --         6,588,721
      Fund shares sold                                           20,325           851,997           109,918         1,203,954
      Interest                                                1,396,544               418                93               830
      Dividends                                                 284,129           510,275           526,880           798,031
      Foreign tax reclaim                                        22,792            24,721                --           376,693
   Deferred compensation plan                                    25,715            49,291            20,765            22,130
                                                         --------------    --------------    --------------    --------------
      Total assets                                          429,419,281       928,643,315       430,154,622       492,581,056
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for:
      Investments purchased                                   4,329,988        14,867,948                --         5,529,161
      Fund shares repurchased                                 1,163,562         4,681,197           420,707           646,077
      Investment advisory fee                                   263,790           545,839           262,720           249,307
      Administration fee                                         23,692            50,415            23,469            24,541
      Transfer agent fee                                        180,541           252,485            96,573            39,597
      Pricing and bookkeeping fees                               12,001             7,525             4,584             6,725
      Trustees' fees                                              1,549             2,639             1,289             1,439
      Distribution and service fees                              82,448            95,062            41,879            15,062
      Custody fee                                                15,528             2,884             1,436            24,853
   Deferred compensation plan                                    25,715            49,291            20,765            22,130
   Deferred foreign capital gains tax payable                    28,954                --                --           242,619
   Other liabilities                                             64,091            79,148            43,662            45,831
                                                         --------------    --------------    --------------    --------------
      Total liabilities                                       6,191,859        20,634,433           917,084         6,847,342

NET ASSETS                                                  423,227,422       908,008,882       429,237,538       485,733,714
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
   Paid-in capital                                          394,916,016       925,969,281       415,268,926       747,333,619
   Undistributed (overdistributed)
      net investment income                                    (577,690)               --           (13,047)        2,288,505
   Accumulated net investment loss                                   --           (31,890)               --                --
   Accumulated net realized gain (loss)                     (10,918,763)     (141,275,718)      (11,376,597)     (305,003,997)
   Unrealized appreciation (depreciation) on:
      Investments                                            39,837,396       123,347,209        25,358,256        41,337,293
      Foreign currency translations                                (583)               --                --            20,913
      Foreign capital gains tax                                 (28,954)               --                --          (242,619)
                                                         --------------    --------------    --------------    --------------

NET ASSETS                                                  423,227,422       908,008,882       429,237,538       485,733,714




                                                                                                COLUMBIA
                                                            COLUMBIA          COLUMBIA           SMALL
                                                           LARGE CAP           SMALL            COMPANY
                                                              CORE              CAP              EQUITY
                                                            FUND ($)          FUND ($)          FUND ($)
-----------------------------------------------------------------------------------------------------------
ASSETS
   Unaffiliated investments, at identified cost             361,214,523     1,379,039,197       345,526,932
   Affiliated investments, at identified cost                        --        32,008,810                --
                                                         --------------    --------------    --------------
      Total investments, at identified cost                 361,214,523     1,411,048,007       345,526,932
                                                         --------------    --------------    --------------
   Unaffiliated investments, at value                       385,173,467     1,546,263,627       383,548,833
   Affiliated investments, at value                                  --        37,438,786                --
                                                         --------------    --------------    --------------
      Total investments, at value                           385,173,467     1,583,702,413       383,548,833
   Cash                                                             534           282,053               149
   Foreign currency (cost of $209,664 and
      $1,816,469, respectively)                                      --                --                --
   Receivable for:
      Investments sold                                       28,675,351         3,937,511         1,770,137
      Fund shares sold                                          329,944           932,879           684,604
      Interest                                                       44             4,960               145
      Dividends                                                 291,766         1,239,253            41,300
      Foreign tax reclaim                                         3,899             1,841               476
   Deferred compensation plan                                    24,329            21,991            18,483
                                                         --------------    --------------    --------------
      Total assets                                          414,499,334     1,590,122,901       386,064,127
-----------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for:
      Investments purchased                                  29,374,346         6,383,829         4,535,828
      Fund shares repurchased                                   687,760         6,894,392           630,406
      Investment advisory fee                                   239,536           891,848           230,241
      Administration fee                                         22,352            83,577            20,568
      Transfer agent fee                                         96,714           190,321           130,392
      Pricing and bookkeeping fees                                4,696            11,041             4,634
      Trustees' fees                                              1,389             2,639             1,289
      Distribution and service fees                              63,220           171,773            23,250
      Custody fee                                                 3,682             3,493             1,797
   Deferred compensation plan                                    24,329            21,991            18,483
   Deferred foreign capital gains tax payable                        --                --                --
   Other liabilities                                             54,192            94,290            40,503
                                                         --------------    --------------    --------------
      Total liabilities                                      30,572,216        14,749,194         5,637,391

NET ASSETS                                                  383,927,118     1,575,373,707       380,426,736
-----------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
   Paid-in capital                                          350,412,564     1,312,328,884       380,167,611
   Undistributed (overdistributed)
      net investment income                                     (16,638)               --                --
   Accumulated net investment loss                                   --           (12,009)          (11,506)
   Accumulated net realized gain (loss)                       9,572,248        90,402,426       (37,751,270)
   Unrealized appreciation (depreciation) on:
      Investments                                            23,958,944       172,654,406        38,021,901
      Foreign currency translations                                  --                --                --
      Foreign capital gains tax                                      --                --                --
                                                         --------------    --------------    --------------

NET ASSETS                                                  383,927,118     1,575,373,707       380,426,736



                See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
                                                           Columbia Equity Funds



                                                            COLUMBIA          COLUMBIA          COLUMBIA          COLUMBIA
                                                             ASSET           LARGE CAP        DISCIPLINED      INTERNATIONAL
                                                           ALLOCATION          GROWTH            VALUE             EQUITY
                                                            FUND ($)          FUND ($)          FUND ($)          FUND ($)
 ----------------------------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                                 2,900,661         3,866,530         2,511,215           871,554
   Shares outstanding                                           192,552           208,236           197,522            70,564
   Net asset value per share (a)                                  15.06             18.57             12.71             12.35
   Maximum sales charge                                           5.75%             5.75%             5.75%             5.75%
   Maximum offering price per share (b)                           15.98             19.70             13.49             13.10
 ----------------------------------------------------------------------------------------------------------------------------
CLASS B
   Net assets                                                 4,926,481         3,195,171         2,370,284           931,487
   Shares outstanding                                           327,151           179,878           194,854            76,246
   Net asset value and offering price per share (a)(b)            15.06             17.76             12.16             12.22
----------------------------------------------------------------------------------------------------------------------------
CLASS C
   Net assets                                                   513,816           780,155           290,936           104,189
   Shares outstanding                                            34,113            43,857            23,960             8,581
   Net asset value and offering price per share (a)(b)            15.06             17.79             12.14             12.14
----------------------------------------------------------------------------------------------------------------------------
CLASS G
   Net assets                                                39,892,086        46,327,886         7,501,669         4,872,891
   Shares outstanding                                         2,649,365         2,692,113           616,456           402,074
   Net asset value and offering price per share (a)(b)            15.06             17.21             12.17             12.12
----------------------------------------------------------------------------------------------------------------------------
CLASS T
   Net assets                                               183,437,976       219,128,845       133,094,180        41,359,071
   Shares outstanding                                        12,173,067        11,870,378        10,466,559         3,357,923
   Net asset value per share (a)                                  15.07             18.46             12.72             12.32
   Maximum sales charge                                           5.75%             5.75%             5.75%             5.75%
   Maximum offering price per share (b)                           15.99             19.59             13.50             13.07
 ----------------------------------------------------------------------------------------------------------------------------
CLASS Z
   Net assets                                               191,556,402       634,710,295       283,469,254       437,594,522
   Shares outstanding                                        12,720,870        33,634,867        21,890,242        34,873,505
   Net asset value and offering price per share (c)               15.06             18.87             12.95             12.55




                                                                                                COLUMBIA
                                                            COLUMBIA          COLUMBIA           SMALL
                                                           LARGE CAP           SMALL            COMPANY
                                                              CORE              CAP              EQUITY
                                                            FUND ($)          FUND ($)          FUND ($)
-----------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                                 9,304,104       211,501,578         4,585,904
   Shares outstanding                                           774,729        12,058,127           287,611
   Net asset value per share (a)                                  12.01             17.54             15.94
   Maximum sales charge                                           5.75%             5.75%             5.75%
   Maximum offering price per share (b)                           12.74             18.61             16.91
 -----------------------------------------------------------------------------------------------------------
CLASS B
   Net assets                                                 3,424,661        40,169,917         1,825,934
   Shares outstanding                                           293,289         2,377,952           122,671
   Net asset value and offering price per share (a)(b)            11.68             16.89             14.88
-----------------------------------------------------------------------------------------------------------
CLASS C
   Net assets                                                   344,713        64,686,315           982,391
   Shares outstanding                                            29,516         3,826,115            66,181
   Net asset value and offering price per share (a)(b)            11.68             16.91             14.84
-----------------------------------------------------------------------------------------------------------
CLASS G
   Net assets                                                16,418,967        10,952,320         4,564,655
   Shares outstanding                                         1,419,394           653,847           307,317
   Net asset value and offering price per share (a)(b)            11.57             16.75             14.85
-----------------------------------------------------------------------------------------------------------
CLASS T
   Net assets                                               179,310,453       146,752,072        68,358,682
   Shares outstanding                                        15,001,630         8,435,145         4,293,137
   Net asset value per share (a)                                  11.95             17.40             15.92
   Maximum sales charge                                           5.75%             5.75%             5.75%
   Maximum offering price per share (b)                           12.68             18.46             16.89
-----------------------------------------------------------------------------------------------------------
CLASS Z
   Net assets                                               175,124,220     1,101,311,505       300,109,170
   Shares outstanding                                        14,532,215        62,130,303        17,819,129
   Net asset value and offering price per share (c)               12.05             17.73             16.84


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value less any applicable redemption fees.


                See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS _______________________________________________________
For the Year Ended September 30, 2004                      Columbia Equity Funds



                                                            COLUMBIA          COLUMBIA          COLUMBIA          COLUMBIA
                                                              ASSET          LARGE CAP        DISCIPLINED      INTERNATIONAL
                                                           ALLOCATION          GROWTH            VALUE             EQUITY
                                                            FUND ($)          FUND ($)          FUND ($)          FUND ($)
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                                                  4,896,276         8,595,842        11,116,023         9,727,198
   Dividends from affiliates                                         --                --                --                --
   Interest                                                   8,407,262            73,121            35,115           143,594
   Foreign withholding tax                                     (139,631)          (98,072)               --          (990,348)
                                                         --------------    --------------    --------------    --------------
      Total income                                           13,163,907         8,570,891        11,151,138         8,880,444
------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fee                                    3,448,055         7,131,628         3,108,611         4,214,630
   Administration fee                                           308,026           657,017           277,702           316,447
   Distribution fee:
      Class B                                                    29,398            17,951            10,653             5,064
      Class C                                                     3,016             5,054             1,587               683
      Class G                                                   324,721           346,467            62,491            34,284
   Service fee:
      Class A                                                     5,251             8,125             4,475             1,544
      Class B                                                     9,789             5,973             3,545             1,684
      Class C                                                     1,004             1,685               528               229
      Class G                                                   149,871           159,908            28,842            15,823
   Shareholder service fee-Class T                              576,354           718,452           409,010           133,528
   Transfer agent fee:
      Class A                                                     4,975             6,178             3,104               725
      Class B                                                     9,324             4,643             2,473               645
      Class C                                                       973             1,285               384               128
      Class G                                                   127,179           120,377            20,941            12,020
      Class T                                                   469,440           489,583           252,295            71,362
      Class Z                                                   509,596         1,301,556           463,593           301,005
   Pricing and bookkeeping fees                                 148,514           112,216            57,257            83,461
   Trustees' fees                                                14,973            28,288            16,796            14,278
   Custody fee                                                  234,419            42,175            16,571           261,438
   Non-recurring costs (See Note 10)                             21,519            46,518            20,002            23,162
   Other expenses                                               214,394           292,721           216,963           142,055
                                                         --------------    --------------    --------------    --------------
      Total expenses                                          6,610,791        11,497,800         4,977,823         5,634,195
   Expenses waived or reimbursed
      by Investment Advisor                                     (12,117)          (21,381)               --        (1,180,929)
   Fees waived by Transfer Agent:
      Class A                                                        --                --                --               (70)
      Class B                                                        --                --                --               (76)
      Class C                                                        --                --                --               (10)
      Class G                                                        --                --                --            (3,839)
      Class T                                                        --                --                --           (16,670)
      Class Z                                                        --                --                --           (42,292)
   Custody earnings credit                                       (1,348)             (711)              (28)             (461)
                                                         --------------    --------------    --------------    --------------
   Non-recurring costs assumed by
      Investment Advisor (See Note 10)                          (21,519)          (46,518)          (20,002)          (23,162)
                                                         --------------    --------------    --------------    --------------
      Net expenses                                            6,575,807        11,429,190         4,957,793         4,366,686
                                                         --------------    --------------    --------------    --------------
   Net Investment Income (Loss)                               6,588,100        (2,858,299)        6,193,345         4,513,758




                                                                                                COLUMBIA
                                                            COLUMBIA          COLUMBIA           SMALL
                                                           LARGE CAP           SMALL            COMPANY
                                                              CORE              CAP              EQUITY
                                                            FUND ($)          FUND ($)          FUND ($)
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                                                  5,600,615         9,690,463           676,989
   Dividends from affiliates                                         --            69,420                --
   Interest                                                      17,851         1,233,433            52,968
   Foreign withholding tax                                      (48,130)          (30,015)               --
                                                         --------------    --------------    --------------
      Total income                                            5,570,336        10,963,301           729,957
-----------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fee                                    3,150,172        10,191,194         3,023,227
   Administration fee                                           281,415           969,722           270,075
   Distribution fee:
      Class B                                                    24,301           247,007             8,081
      Class C                                                     2,875           390,034             3,496
      Class G                                                   155,589            72,803            38,641
   Service fee:
      Class A                                                    23,439           426,677             4,283
      Class B                                                     8,090            82,244             2,689
      Class C                                                       958           129,876             1,162
      Class G                                                    71,810            33,601            17,835
   Shareholder service fee-Class T                              575,263           453,076           221,342
   Transfer agent fee:
      Class A                                                    20,258           162,894             3,500
      Class B                                                     6,577            32,075             2,164
      Class C                                                       795            50,043               905
      Class G                                                    65,869            11,888            19,177
      Class T                                                   423,519           148,245           174,342
      Class Z                                                   353,912           937,141           616,396
   Pricing and bookkeeping fees                                  57,406           139,317            58,589
   Trustees' fees                                                15,110            30,570            16,289
   Custody fee                                                   27,542            53,200            22,152
   Non-recurring costs (See Note 10)                             19,890            74,770            19,440
   Other expenses                                               185,544           420,571           221,101
                                                         --------------    --------------    --------------
      Total expenses                                          5,470,334        15,056,948         4,744,886
   Expenses waived or reimbursed
      by Investment Advisor                                          --           (28,816)               --
   Fees waived by Transfer Agent:
      Class A                                                      (317)               --              (147)
      Class B                                                      (115)               --               (92)
      Class C                                                       (13)               --               (41)
      Class G                                                    (5,058)               --              (379)
      Class T                                                    (6,203)               --           (14,211)
      Class Z                                                    (6,157)               --           (21,654)
   Custody earnings credit                                           --            (7,503)           (1,323)
                                                         --------------    --------------    --------------
   Non-recurring costs assumed by
      Investment Advisor (See Note 10)                          (19,890)          (74,770)          (19,440)
                                                         --------------    --------------    --------------
      Net expenses                                            5,432,581        14,945,859         4,687,599
                                                         --------------    --------------    --------------
   Net Investment Income (Loss)                                 137,755        (3,982,558)       (3,957,642)



                See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS _______________________________________________________
                                                           Columbia Equity Funds



                                                            COLUMBIA          COLUMBIA          COLUMBIA          COLUMBIA
                                                             ASSET           LARGE CAP        DISCIPLINED      INTERNATIONAL
                                                           ALLOCATION          GROWTH            VALUE             EQUITY
                                                            FUND ($)          FUND ($)          FUND ($)          FUND ($)
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCY
   AND FOREIGN CAPITAL GAINS TAX

   Net realized gain (loss) on:
      Unaffiliated investments                               29,863,149        35,926,964        56,049,664        61,026,111
      Affiliated investments                                         --                --                --                --
      Foreign currency transactions                             (96,615)               --                --          (730,052)
      Foreign capital gains tax                                      --                --                --        (1,497,512)
      Net realized loss on the disposal of
       investments purchased/sold in
         error (See Note 9)                                          --                --                --                --
                                                         --------------    --------------    --------------    --------------
      Net realized gain                                      29,766,534        35,926,964        56,049,664        58,798,547
                                                         --------------    --------------    --------------    --------------
   Net change in unrealized
    appreciation/depreciation on:
      Investments                                             6,961,384        24,493,437         2,235,576        (5,323,392)
      Foreign currency translations                                (583)               --                --           (43,018)
      Foreign capital gains tax                                 (28,954)               --                --           952,516
                                                         --------------    --------------    --------------    --------------
      Net change in unrealized
            appreciation/depreciation                         6,931,847        24,493,437         2,235,576        (4,413,894)
                                                         --------------    --------------    --------------    --------------
   Net Gain                                                  36,698,381        60,420,401        58,285,240        54,384,653
                                                         --------------    --------------    --------------    --------------
   Net Increase Resulting from Operations                    43,286,481        57,562,102        64,478,585        58,898,411




                                                                                                COLUMBIA
                                                            COLUMBIA          COLUMBIA           SMALL
                                                           LARGE CAP           SMALL            COMPANY
                                                              CORE              CAP              EQUITY
                                                            FUND ($)          FUND ($)          FUND ($)
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCY
   AND FOREIGN CAPITAL GAINS TAX
   Net realized gain (loss) on:
      Unaffiliated investments                               31,566,846       101,709,890        63,906,432
      Affiliated investments                                         --                --                --
      Foreign currency transactions                                  --                --                --
      Foreign capital gains tax                                      --                --                --
      Net realized loss on the disposal of
         investments purchased/sold in
         error (See Note 9)                                          --                --                --
                                                         --------------    --------------    --------------
      Net realized gain                                      31,566,846       101,709,890        63,906,432
                                                         --------------    --------------    --------------
   Net change in unrealized
         appreciation/depreciation on:
      Investments                                            (1,396,341)      100,021,971       (10,180,101)
      Foreign currency translations                                  --                --                --
      Foreign capital gains tax                                      --                --                --
                                                         --------------    --------------    --------------
      Net change in unrealized
            appreciation/depreciation                        (1,396,341)      100,021,971       (10,180,101)
                                                         --------------    --------------    --------------
   Net Gain                                                  30,170,505       201,731,861        53,726,331
                                                         --------------    --------------    --------------
   Net Increase Resulting from Operations                    30,308,260       197,749,303        49,768,689



                See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                           Columbia Equity Funds



                                                                       COLUMBIA ASSET ALLOCATION FUND
                                                             --------------------------------------------------
                                                                  YEAR             PERIOD             YEAR
                                                                 ENDED             ENDED             ENDED
                                                             SEPTEMBER 30,     SEPTEMBER 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                               2004 ($)        2003 (a)($)         2002 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                   6,588,100         8,020,538         9,550,438
   Net realized gain (loss) on investments, futures
      contracts, foreign currency transactions
      and foreign capital gains tax                              29,766,534       (10,461,088)      (26,364,880)
   Net change in unrealized appreciation/depreciation
      of investments, futures contracts, foreign currency
      translations and foreign capital gains tax                  6,931,847        46,417,019       (54,121,169)
                                                             --------------    --------------    --------------
      Net increase (decrease) resulting from operations          43,286,481        43,976,469       (70,935,611)
----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
      Class A                                                       (38,123)           (4,595)             (817)
      Class B                                                       (39,489)           (9,663)           (3,249)
      Class C                                                        (3,850)             (640)               --
      Class G                                                      (532,662)         (666,378)         (903,651)
      Class T                                                    (3,361,232)       (3,230,558)       (4,182,650)
      Class Z                                                    (4,367,911)       (4,391,025)       (3,849,053)
   From net realized gains:
      Class G                                                            --                --                --
      Class T                                                            --                --                --
      Class Z                                                            --                --                --
                                                             --------------    --------------    --------------
         Total distributions to shareholders                     (8,343,267)       (8,302,859)       (8,939,420)
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                  (79,551,611)       (3,427,997)     (111,502,479)
   Redemption fees                                                       --                --                --
                                                             --------------    --------------    --------------
      Net increase (decrease) in net assets                     (44,608,397)       32,245,613      (191,377,510)
----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                          467,835,819       435,590,206       626,967,716
   End of period                                                423,227,422       467,835,819       435,590,206
                                                             --------------    --------------    --------------
   Undistributed (overdistributed) net investment income
      at end of period                                             (577,690)          821,590         1,115,554
   Accumulated net investment loss at end of period                      --                --                --




                                                                       COLUMBIA LARGE CAP GROWTH FUND
                                                             --------------------------------------------------
                                                                  YEAR             PERIOD             YEAR
                                                                 ENDED             ENDED             ENDED
                                                             SEPTEMBER 30,     SEPTEMBER 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                               2004 ($)        2003 (a)($)         2002 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                  (2,858,299)          831,687         1,842,652
   Net realized gain (loss) on investments, futures
      contracts, foreign currency transactions
      and foreign capital gains tax                              35,926,964       (33,599,244)      (95,984,198)
   Net change in unrealized appreciation/depreciation
      of investments, futures contracts, foreign currency
      translations and foreign capital gains tax                 24,493,437       118,125,297      (145,463,165)
                                                             --------------    --------------    --------------
       Net increase (decrease) resulting from operations         57,562,102        85,357,740      (239,604,711)
----------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
      Class A                                                            --              (123)               --
      Class B                                                            --                --                --
      Class C                                                            --                --                --
      Class G                                                            --                --                --
      Class T                                                            --        (2,326,221)               --
      Class Z                                                      (344,225)               --                --
   From net realized gains:
      Class G                                                            --                --                --
      Class T                                                            --                --                --
      Class Z                                                            --                --                --
                                                             --------------    --------------    --------------
         Total distributions to shareholders                       (344,225)       (2,326,344)               --
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                 (113,980,519)     (121,172,860)      (42,855,520)
   Redemption fees                                                       --                --                --
                                                             --------------    --------------    --------------
      Net increase (decrease) in net assets                     (56,762,642)      (38,141,464)     (282,460,231)
----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                          964,771,524     1,002,912,988     1,285,373,219
   End of period                                                908,008,882       964,771,524     1,002,912,988
                                                             --------------    --------------    --------------
   Undistributed (overdistributed) net investment income
      at end of period                                                   --           312,712         1,807,369
   Accumulated net investment loss at end of period                 (31,890)               --                --




                                                                      COLUMBIA DISCIPLINED VALUE FUND
                                                             --------------------------------------------------
                                                                  YEAR             PERIOD             YEAR
                                                                 ENDED             ENDED             ENDED
                                                             SEPTEMBER 30,     SEPTEMBER 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                               2004 ($)        2003 (a)($)         2002 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                   6,193,345         1,773,200          (831,035)
   Net realized gain (loss) on investments, futures
      contracts, foreign currency transactions
      and foreign capital gains tax                              56,049,664         3,691,251       (68,065,195)
   Net change in unrealized appreciation/depreciation
      of investments, futures contracts, foreign currency
      translations and foreign capital gains tax                  2,235,576        41,060,980       (16,740,050)
                                                             --------------    --------------    --------------
      Net increase (decrease) resulting from operations          64,478,585        46,525,431       (85,636,280)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
      Class A                                                       (34,019)               --                --
      Class B                                                       (10,336)               --                --
      Class C                                                        (1,620)               --                --
      Class G                                                       (60,722)               --                --
      Class T                                                    (2,222,608)               --                --
      Class Z                                                    (5,958,609)               --                --
   From net realized gains:
      Class G                                                            --                --          (732,810)
      Class T                                                            --                --        (4,986,255)
      Class Z                                                            --                --        (4,800,214)
                                                             --------------    --------------    --------------
         Total distributions to shareholders                     (8,287,914)               --       (10,519,279)
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                    8,578,064        10,199,956        45,686,823
   Redemption fees                                                       --                --                --
                                                             --------------    --------------    --------------
      Net increase (decrease) in net assets                      64,768,735        56,725,387       (50,468,736)
----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                          364,468,803       307,743,416       358,212,152
   End of period                                                429,237,538       364,468,803       307,743,416
                                                             --------------    --------------    --------------
   Undistributed (overdistributed) net investment income
      at end of period                                              (13,047)        1,766,812                --
   Accumulated net investment loss at end of period                      --                --            (8,463)



                                                                     COLUMBIA INTERNATIONAL EQUITY FUND
                                                             --------------------------------------------------
                                                                  YEAR             PERIOD             YEAR
                                                                 ENDED             ENDED             ENDED
                                                             SEPTEMBER 30,     SEPTEMBER 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                               2004 ($)        2003 (a)($)         2002 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                   4,513,758         3,710,010         2,732,183
   Net realized gain (loss) on investments, futures
      contracts, foreign currency transactions
      and foreign capital gains tax                              58,798,547       (36,657,573)     (215,475,392)
   Net change in unrealized appreciation/depreciation
      of investments, futures contracts, foreign currency
      translations and foreign capital gains tax                 (4,413,894)       95,365,607       143,822,027
                                                             --------------    --------------    --------------
      Net increase (decrease) resulting from operations          58,898,411        62,418,044       (68,921,182)
 ----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
      Class A                                                        (1,624)             (309)             (158)
      Class B                                                            --               (51)           (3,271)
      Class C                                                            --                (1)               --
      Class G                                                            --                --           (46,997)
      Class T                                                       (33,041)         (276,228)       (1,161,415)
      Class Z                                                    (2,868,268)       (4,085,135)      (10,992,572)
   From net realized gains:
      Class G                                                            --                --                --
      Class T                                                            --                --                --
      Class Z                                                            --                --                --
                                                             --------------    --------------    --------------
         Total distributions to shareholders                     (2,902,933)       (4,361,724)      (12,204,413)
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                   35,100,538       (85,661,095)      (94,416,667)
   Redemption fees                                                   53,214                --                --
                                                             --------------    --------------    --------------
      Net increase (decrease) in net assets                      91,149,230       (27,604,775)     (175,542,262)
----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                          394,584,484       422,189,259       597,731,521
   End of period                                                485,733,714       394,584,484       422,189,259
                                                             --------------    --------------    --------------
   Undistributed (overdistributed) net investment income
      at end of period                                            2,288,505         2,905,261         4,356,476
   Accumulated net investment loss at end of period                      --                --                --


(a)  The Fund changed its fiscal year end from October 31 to September 30.


                 See Accompanying Notes to Financial Statements.

                                  Spread 72-73

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                           Columbia Equity Funds



                                                                        COLUMBIA LARGE CAP CORE FUND
                                                             --------------------------------------------------
                                                                  YEAR             PERIOD             YEAR
                                                                 ENDED             ENDED             ENDED
                                                             SEPTEMBER 30,     SEPTEMBER 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                               2004 ($)        2003 (a)($)         2002 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                     137,755         2,795,356         2,673,116
   Net realized gain (loss) on investments, futures
       contracts and foreign currency transactions               31,566,846       (16,524,653)       (2,843,956)
   Net change in unrealized appreciation/depreciation
       of investments, futures contracts and foreign
       currency translations                                     (1,396,341)       50,850,870      (132,810,615)
                                                             --------------    --------------    --------------
       Net increase (decrease) resulting from operations         30,308,260        37,121,573      (132,981,455)
 ----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                       (3,718)          (17,426)              (64)
       Class B                                                           --               (86)               --
       Class C                                                           --               (41)               --
       Class G                                                           --           (34,472)               --
       Class T                                                      (53,896)         (811,898)         (264,222)
       Class Z                                                     (307,876)       (2,057,027)       (2,074,328)
   From net realized gains:
       Class A                                                           --                --            (2,049)
       Class B                                                           --                --            (3,781)
       Class C                                                           --                --                --
       Class G                                                           --                --        (1,681,983)
       Class T                                                           --                --        (8,851,728)
       Class Z                                                           --                --       (15,146,836)
                                                             --------------    --------------    --------------
         Total distributions to shareholders                       (365,490)       (2,920,950)      (28,024,991)
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                  (60,613,547)     (171,845,720)      (55,616,582)
       Net increase (decrease) in net assets                    (30,670,777)     (137,645,097)     (216,623,028)
----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                          414,597,895       552,242,992       768,866,020
   End of period                                                383,927,118       414,597,895       552,242,992
                                                             --------------    --------------    --------------
   Undistributed (overdistributed) net investment income
       at end of period                                             (16,638)          193,079           319,232
   Accumulated net investment loss at end of period                      --                --                --




                                                                          COLUMBIA SMALL CAP FUND
                                                             --------------------------------------------------
                                                                  YEAR             PERIOD             YEAR
                                                                 ENDED             ENDED             ENDED
                                                             SEPTEMBER 30,     SEPTEMBER 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                               2004 ($)        2003 (a)($)         2002 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                  (3,982,558)          279,754           648,758
   Net realized gain (loss) on investments, futures
       contracts and foreign currency transactions              101,709,890        36,226,379        37,781,019
   Net change in unrealized appreciation/depreciation
       of investments, futures contracts and foreign
       currency translations                                    100,021,971       154,698,131       (69,887,913)
                                                             --------------    --------------    --------------
       Net increase (decrease) resulting from operations        197,749,303       191,204,264       (31,458,136)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                           --                --                --
       Class B                                                           --                --                --
       Class C                                                           --                --                --
       Class G                                                           --                --                --
       Class T                                                           --                --                --
       Class Z                                                           --          (450,747)         (445,097)
   From net realized gains:
       Class A                                                   (2,842,592)          (23,427)          (12,287)
       Class B                                                     (388,822)          (27,700)          (17,051)
       Class C                                                     (673,375)           (2,462)               --
       Class G                                                     (236,658)         (479,909)         (532,460)
       Class T                                                   (3,762,956)       (5,982,965)       (9,651,542)
       Class Z                                                  (26,575,680)      (25,553,703)      (37,414,810)
                                                             --------------    --------------    --------------
         Total distributions to shareholders                    (34,480,083)      (32,520,913)      (48,073,247)
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                  396,376,350       246,841,891       158,244,656
       Net increase (decrease) in net assets                    559,645,570       405,525,242        78,713,273
----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period                                        1,015,728,137       610,202,895       531,489,622
   End of period                                              1,575,373,707     1,015,728,137       610,202,895
                                                             --------------    --------------    --------------
   Undistributed (overdistributed) net investment income
       at end of period                                                  --           214,302            80,108
   Accumulated net investment loss at end of period                 (12,009)               --                --




                                                                     COLUMBIA SMALL COMPANY EQUITY FUND
                                                             --------------------------------------------------
                                                                 YEAR              PERIOD             YEAR
                                                                 ENDED             ENDED             ENDED
                                                             SEPTEMBER 30,     SEPTEMBER 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                              2004 ($)         2003 (a)($)         2002 ($)
----------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                                  (3,957,642)       (3,035,547)       (3,342,769)
   Net realized gain (loss) on investments, futures
       contracts and foreign currency transactions               63,906,432          (200,156)      (93,471,017)
   Net change in unrealized appreciation/depreciation
       of investments, futures contracts and foreign
       currency translations                                    (10,180,101)       77,738,196        (2,618,304)
                                                             --------------    --------------    --------------
       Net increase (decrease) resulting from operations         49,768,689        74,502,493       (99,432,090)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                           --                --                --
       Class B                                                           --                --                --
       Class C                                                           --                --                --
       Class G                                                           --                --                --
       Class T                                                           --                --                --
       Class Z                                                           --                --                --
   From net realized gains:
       Class A                                                           --                --                --
       Class B                                                           --                --                --
       Class C                                                           --                --                --
       Class G                                                           --                --                --
       Class T                                                           --                --                --
       Class Z                                                           --                --                --
                                                             --------------    --------------    --------------
         Total distributions to shareholders                             --                --                --
----------------------------------------------------------------------------------------------------------------
NET CAPITAL SHARE TRANSACTIONS                                  (37,019,466)        9,112,934       (34,442,508)
       Net increase (decrease) in net assets                     12,749,223        83,615,427      (133,874,598)
----------------------------------------------------------------------------------------------------------------

NET ASSETS

   Beginning of period                                          367,677,513       284,062,086       417,936,684
   End of period                                                380,426,736       367,677,513       284,062,086
                                                             --------------    --------------    --------------
   Undistributed (overdistributed) net investment income
       at end of period                                                  --                --                --
   Accumulated net investment loss at end of period                 (11,506)           (8,888)           (7,647)


(a)  The Fund changed its fiscal year end from October 31 to September 30.


                 See Accompanying Notes to Financial Statements.

                                  Spread 74-75

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                           Columbia Equity Funds



                                                                    COLUMBIA ASSET ALLOCATION FUND
                                     --------------------------------------------------------------------------------------------
                                              YEAR ENDED                     PERIOD ENDED                     YEAR ENDED
                                          SEPTEMBER 30, 2004          SEPTEMBER 30, 2003 (a)(b)            OCTOBER 31, 2002
                                     ----------------------------    ----------------------------    ----------------------------
                                        SHARES        DOLLARS ($)       SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                          156,246       2,338,730          90,623       1,246,966             153           1,942
   Distributions reinvested                 2,480          37,011             313           4,381              46             643
   Redemptions                            (52,637)       (794,225)         (7,781)       (105,877)           (877)        (12,593)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)            106,089       1,581,516          83,155       1,145,470            (678)        (10,008)

CLASS B
   Subscriptions                          187,791       2,806,475         175,332       2,371,280             132           2,002
   Distributions reinvested                 2,375          35,373             641           8,683             226           3,147
   Redemptions                            (44,405)       (665,807)        (16,090)       (219,790)         (4,930)        (69,201)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)            145,761       2,176,041         159,883       2,160,173          (4,572)        (64,052)

CLASS C
   Subscriptions                           26,605         398,392          15,733         208,308              --              --
   Distributions reinvested                   225           3,354              38             520              --              --
   Redemptions                             (6,084)        (90,769)         (2,404)        (32,872)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase                        20,746         310,977          13,367         175,956              --              --

CLASS G
   Subscriptions                           46,210         691,443          60,925         796,644         280,333       4,078,242
   Distributions reinvested                35,018         520,503          49,383         643,841          63,424         882,934
   Redemptions                         (1,460,481)    (21,741,477)     (1,779,909)    (23,798,027)     (1,754,424)    (24,005,581)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net decrease                    (1,379,253)    (20,529,531)     (1,669,601)    (22,357,542)     (1,410,667)    (19,044,405)

CLASS T
   Subscriptions                        1,030,515      15,369,640         948,459      12,980,478       1,681,657      23,448,832
   Distributions reinvested               218,543       3,254,741         238,021       3,138,892         287,807       4,060,095
   Redemptions                         (2,605,902)    (39,012,056)     (3,052,027)    (39,894,205)     (5,963,835)    (82,540,616)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net decrease                    (1,356,844)    (20,387,675)     (1,865,547)    (23,774,835)     (3,994,371)    (55,031,689)

CLASS Z
   Subscriptions                          885,247      13,242,156       1,650,315      21,698,761       2,688,275      38,817,973
   Proceeds received in connection
     with merger                               --              --       9,749,490     127,523,327              --              --
   Distributions reinvested               240,806       3,584,314         279,463       3,688,536         246,822       3,482,666
   Redemptions                         (3,966,326)    (59,529,409)     (8,860,695)   (113,687,843)     (5,622,405)    (79,652,964)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)         (2,840,273)    (42,702,939)      2,818,573      39,222,781      (2,687,308)    (37,352,325)




                                                                    COLUMBIA LARGE CAP GROWTH FUND
                                     --------------------------------------------------------------------------------------------
                                              YEAR ENDED                     PERIOD ENDED                     YEAR ENDED
                                          SEPTEMBER 30, 2004          SEPTEMBER 30, 2003 (a)(c)            OCTOBER 31, 2002
                                     ----------------------------    ----------------------------    ----------------------------
                                        SHARES        DOLLARS ($)      SHARES         DOLLARS ($)       SHARES        DOLLARS ($)
 ---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                          185,141       3,529,297         127,594       2,227,933             675          14,224
   Distributions reinvested                    --              --               8             122              --              --
   Redemptions                            (84,167)     (1,611,464)        (23,849)       (418,221)        (31,158)       (561,125)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)            100,974       1,917,833         103,753       1,809,834         (30,483)       (546,901)

CLASS B
   Subscriptions                          173,093       3,184,607          73,152       1,201,742              76           1,377
   Distributions reinvested                    --              --              --              --              --              --
   Redemptions                            (52,933)       (968,494)        (26,733)       (445,675)         (2,768)        (52,491)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)            120,160       2,216,113          46,419         756,067          (2,692)        (51,114)

CLASS C
   Subscriptions                           33,259         603,292          53,880         875,203              --              --
   Distributions reinvested                    --              --              --              --              --              --
   Redemptions                            (20,280)       (369,823)        (23,002)       (386,398)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase                        12,979         233,469          30,878         488,805              --              --

CLASS G
   Subscriptions                          100,874       1,790,776         137,178       2,112,439         402,662       7,699,620
   Distributions reinvested                    --              --              --              --              --              --
   Redemptions                           (748,063)    (13,235,279)     (1,043,026)    (16,470,137)     (1,070,412)    (18,399,523)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net decrease                      (647,189)    (11,444,503)       (905,848)    (14,357,698)       (667,750)    (10,699,903)

CLASS T
   Subscriptions                          593,336      11,219,286       1,601,558      26,623,304       3,309,526      62,313,532
   Distributions reinvested                    --              --              12             186              --              --
   Redemptions                         (2,197,901)    (41,619,482)     (3,101,612)    (50,338,825)     (5,906,627)   (109,994,675)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net decrease                    (1,604,565)    (30,400,196)     (1,500,042)    (23,715,335)     (2,597,101)    (47,681,143)

CLASS Z
   Subscriptions                        5,402,218     104,135,991       8,605,204     145,302,438      10,670,158     208,441,606
   Proceeds received in connection
     with merger                               --              --              --              --              --              --
   Distributions reinvested                 9,645         181,333          83,287       1,331,752              --              --
   Redemptions                         (9,359,449)   (180,820,559)    (14,044,860)   (232,788,723)    (10,051,097)   (192,318,065)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)         (3,947,586)    (76,503,235)     (5,356,369)    (86,154,533)        619,061      16,123,541


(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) Effective November 18, 2002, the Galaxy Asset Allocation Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Asset Allocation Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Asset Allocation Fund was renamed Columbia Asset Allocation Fund.

(c) Effective November 18, 2002, the Galaxy Equity Growth Fund Prime A, Prime B,Retail B, Retail A and Trust shares were reorganized as Liberty Equity Growth Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Equity Growth Fund was renamed Columbia Large Cap Growth Fund.


                 See Accompanying Notes to Financial Statements.

                                  Spread 76-77

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                           Columbia Equity Funds



                                                                    COLUMBIA DISCIPLINED VALUE FUND
                                     --------------------------------------------------------------------------------------------
                                              YEAR ENDED                     PERIOD ENDED                     YEAR ENDED
                                          SEPTEMBER 30, 2004           SEPTEMBER 30, 2003 (a)(b)           OCTOBER 31, 2002
                                     ----------------------------    ----------------------------    ----------------------------
                                        SHARES       DOLLARS ($)        SHARES       DOLLARS ($)        SHARES        DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                          136,953       1,686,613         245,472       2,488,497              --              --
   Distributions reinvested                 2,599          32,080              --              --              --              --
   Redemptions                            (23,995)       (300,932)       (163,507)     (1,646,171)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)            115,557       1,417,761          81,965         842,326              --              --

CLASS B
   Subscriptions                          179,802       2,124,921          48,835         490,115              --              --
   Distributions reinvested                   761           9,119              --              --              --              --
   Redemptions                            (17,928)       (213,057)        (16,616)       (170,281)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)            162,635       1,920,983          32,219         319,834              --              --

CLASS C
   Subscriptions                           40,005         458,582          34,288         342,474              --              --
   Distributions reinvested                    72             858              --              --              --              --
   Redemptions                            (18,365)       (206,697)        (32,040)       (326,333)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)             21,712         252,743           2,248          16,141              --              --

CLASS G
   Subscriptions                           17,943         210,409          23,830         227,695         122,965       1,530,736
   Distributions reinvested                 5,027          60,020              --              --          56,061         730,490
   Redemptions                           (461,561)     (5,407,849)       (791,814)     (7,910,003)       (485,678)     (5,357,577)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net decrease                      (438,591)     (5,137,420)       (767,984)     (7,682,308)       (306,652)     (3,096,351)

CLASS T
   Subscriptions                          474,406       5,826,432         712,384       7,479,651       1,461,025      18,997,313
   Distributions reinvested               176,846       2,178,280              --              --         365,484       4,923,064
   Redemptions                         (1,818,952)    (22,446,540)     (1,921,056)    (19,161,516)     (3,436,236)    (42,048,389)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net decrease                    (1,167,700)    (14,441,828)     (1,208,672)    (11,681,865)     (1,609,727)    (18,128,012)

CLASS Z
   Subscriptions                        5,864,057      73,282,626       8,245,789      85,258,557       8,229,129     103,359,201
   Distributions reinvested               165,325       2,065,049              --              --         281,992       3,849,192
   Redemptions                         (4,080,140)    (50,781,850)     (5,518,932)    (56,872,729)     (3,316,907)    (40,297,207)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)          1,949,242      24,565,825       2,726,857      28,385,828       5,194,214      66,911,186




                                                                  COLUMBIA INTERNATIONAL EQUITY FUND
                                     --------------------------------------------------------------------------------------------
                                             YEAR ENDED                      PERIOD ENDED                     YEAR ENDED
                                         SEPTEMBER 30, 2004           SEPTEMBER 30, 2003 (a)(c)            OCTOBER 31, 2002
                                     ----------------------------    ----------------------------    ----------------------------
                                        SHARES        DOLLARS ($)      SHARES         DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                           63,180         779,414         365,782       3,760,494              43             500
   Distributions reinvested                   136           1,624               9              80              14             158
   Redemptions                            (17,453)       (209,500)       (341,913)     (3,639,588)            (79)           (773)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)             45,863         571,538          23,878         120,986             (22)           (115)

CLASS B
   Subscriptions                           84,442       1,019,313          63,174         632,499              --              --
   Distributions reinvested                    --              --               5              47              79             904
   Redemptions                            (31,410)       (369,623)        (45,848)       (459,615)        (19,410)       (169,123)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)             53,032         649,690          17,331         172,931         (19,331)       (168,219)

CLASS C
   Subscriptions                           77,806         915,767         136,603       1,296,905              --              --
   Distributions reinvested                    --              --              --              --              --              --
   Redemptions                            (69,828)       (830,279)       (136,000)     (1,299,758)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)              7,978          85,488             603          (2,853)             --              --

CLASS G
   Subscriptions                            8,197          98,874           7,418          69,394          29,664         335,436
   Distributions reinvested                    --              --              --              --           4,075          46,346
   Redemptions                            (72,469)       (880,823)        (77,285)       (731,060)       (130,389)     (1,400,567)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net decrease                       (64,272)       (781,949)        (69,867)       (661,666)        (96,650)     (1,018,785)

CLASS T
   Subscriptions                          269,439       3,253,726       6,604,035      60,584,311      36,599,906     393,268,992
   Distributions reinvested                 2,717          32,174          29,476         267,640          93,635       1,067,845
   Redemptions                           (828,956)    (10,131,193)     (7,380,277)    (68,028,146)    (37,921,896)   (410,600,585)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net decrease                      (556,800)     (6,845,293)       (746,766)     (7,176,195)     (1,228,355)    (16,263,748)

CLASS Z
   Subscriptions                       11,934,272     147,871,142      16,739,214     159,741,174      51,501,696     559,110,349
   Distributions reinvested                34,063         410,115         125,382       1,158,531         339,109       3,916,708
   Redemptions                         (8,594,161)   (106,860,193)    (25,020,075)   (239,061,805)    (58,357,513)   (639,992,857)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)          3,374,174      41,421,064      (8,155,479)    (78,162,100)     (6,516,708)    (76,965,800)


(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) Effective November 25, 2002, the Galaxy Equity Value Fund Retail B, Retail A and Trust shares were reorganized as Liberty Equity Value Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Equity Value Fund was renamed Columbia Disciplined Value Fund.

(c) Effective November 18, 2002, the Galaxy International Equity Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty International Equity Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty International Equity Fund was renamed Columbia International Equity Fund.


                 See Accompanying Notes to Financial Statements.

                                  Spread 78-79

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                           Columbia Equity Funds



                                                                     COLUMBIA LARGE CAP CORE FUND
                                     --------------------------------------------------------------------------------------------
                                              YEAR ENDED                     PERIOD ENDED                     YEAR ENDED
                                          SEPTEMBER 30, 2004          SEPTEMBER 30, 2003 (a)(b)            OCTOBER 31, 2002
                                     ----------------------------    ----------------------------    ----------------------------
                                        SHARES       DOLLARS ($)       SHARES        DOLLARS ($)        SHARES        DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                          223,985       2,723,272         126,227       1,379,676              10             128
   Proceeds received in connection
     with merger                               --              --         621,521       6,454,752              --              --
   Distributions reinvested                   298           3,571           1,676          16,670              35             466
   Redemptions                           (124,083)     (1,510,141)        (76,403)       (794,588)         (3,221)        (40,839)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)            100,200       1,216,702         673,021       7,056,510          (3,176)        (40,245)

CLASS B
   Subscriptions                          191,409       2,257,015         162,123       1,730,382              --              --
   Distributions reinvested                    --              --               9              86             237           3,106
   Redemptions                            (57,832)       (683,878)         (8,016)        (85,754)         (3,283)        (31,132)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)            133,577       1,573,137         154,116       1,644,714          (3,046)        (28,026)

CLASS C
   Subscriptions                           44,391         521,233          32,690         332,435              --              --
   Distributions reinvested                    --              --               4              41              --              --
   Redemptions                            (35,218)       (416,189)        (12,351)       (121,881)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase                         9,173         105,044          20,343         210,595              --              --

CLASS G
   Subscriptions                           30,324         358,212          44,266         449,389         162,505       1,998,005
   Proceeds received in connection
     with merger                               --              --       1,226,272      12,420,359              --              --
   Distributions reinvested                    --              --           3,352          30,905         126,869       1,654,365
   Redemptions                         (1,265,623)    (14,874,554)     (1,816,170)    (18,640,817)       (973,850)    (10,728,602)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)         (1,235,299)    (14,516,342)       (542,280)     (5,740,164)       (684,476)     (7,076,232)

CLASS T
   Subscriptions                        1,137,554      13,775,855       1,495,379      15,776,849       2,708,325      33,029,033
   Distributions reinvested                 4,431          52,863          82,213         836,757         675,947       8,936,751
   Redemptions                         (2,774,051)    (33,648,875)     (2,878,020)    (29,879,271)     (5,908,323)    (70,008,875)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)         (1,632,066)    (19,820,157)     (1,300,428)    (13,265,665)     (2,524,051)    (28,043,091)

CLASS Z
   Subscriptions                        2,978,947      36,327,362       3,300,574      34,099,883       7,884,391     100,632,122
   Proceeds received in connection
     with merger                               --              --       6,658,543      69,340,646              --              --
   Distributions reinvested                 7,263          87,150          86,880         913,137       1,177,076      15,587,396
   Redemptions                         (5,362,164)    (65,586,443)    (26,833,257)   (266,105,376)    (11,419,815)   (136,648,506)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)         (2,375,954)    (29,171,931)    (16,787,260)   (161,751,710)     (2,358,348)    (20,428,988)




                                                                       COLUMBIA SMALL CAP FUND
                                     --------------------------------------------------------------------------------------------
                                              YEAR ENDED                     PERIOD ENDED                     YEAR ENDED
                                          SEPTEMBER 30, 2004          SEPTEMBER 30, 2003 (a)(c)            OCTOBER 31, 2002
                                     ----------------------------    ----------------------------    ----------------------------
                                        SHARES        DOLLARS ($)      SHARES        DOLLARS ($)        SHARES       DOLLARS ($)
 ---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                        9,975,214     170,177,084       4,098,552      58,433,179          11,215         157,443
   Proceeds received in connection
     with merger                               --              --              --              --              --              --
   Distributions reinvested               166,652       2,743,101           1,737          21,912             683           9,710
   Redemptions                         (1,839,971)    (31,780,743)       (360,646)     (5,358,656)         (7,291)       (105,884)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)          8,301,895     141,139,442       3,739,643      53,096,435           4,607          61,269

CLASS B
   Subscriptions                        1,835,057      30,371,535         756,403      10,430,015           9,728         132,259
   Distributions reinvested                22,302         355,492           2,142          26,282           1,222          17,051
   Redemptions                           (233,273)     (3,860,617)        (27,618)       (373,156)         (2,347)        (33,156)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)          1,624,086      26,866,410         730,927      10,083,141           8,603         116,154

CLASS C
   Subscriptions                        3,168,245      52,152,651         869,296      12,200,290              --              --
   Distributions reinvested                37,782         603,008             192           2,361              --              --
   Redemptions                           (237,693)     (3,942,134)        (11,707)       (147,824)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase                     2,968,334      48,813,525         857,781      12,054,827              --              --

CLASS G
   Subscriptions                           15,992         262,179          28,276         350,209         429,423       6,235,998
   Proceeds received in connection
     with merger                               --              --              --              --              --              --
   Distributions reinvested                14,620         230,995          38,236         465,333          38,027         526,290
   Redemptions                            (84,274)     (1,387,033)        (99,176)     (1,269,029)       (111,919)     (1,509,331)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)            (53,662)       (893,859)        (32,664)       (453,487)        355,531       5,252,957

CLASS T
   Subscriptions                        1,032,837      17,432,562       2,163,625      28,267,215       6,479,808      92,202,077
   Distributions reinvested               221,143       3,611,276         453,371       5,680,741         665,372       9,395,064
   Redemptions                         (1,687,801)    (28,719,170)     (2,947,006)    (38,209,114)     (5,121,259)    (70,792,166)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)           (433,821)     (7,675,332)       (330,010)     (4,261,158)      2,023,921      30,804,975

CLASS Z
   Subscriptions                       23,044,663     396,797,303      23,437,396     320,832,302      19,254,421     283,345,487
   Proceeds received in connection
     with merger                               --              --              --              --              --              --
   Distributions reinvested             1,091,817      18,124,145       1,461,938      18,622,287       2,024,954      28,972,951
   Redemptions                        (13,111,013)   (226,795,284)    (11,858,363)   (163,132,456)    (13,389,656)   (190,309,137)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)         11,025,467     188,126,164      13,040,971     176,322,133       7,889,719     122,009,301


(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) Effective December 9, 2002, the Galaxy Large Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Large Cap Core Fund (formerly known as Galaxy Growth & Income Fund) Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Large Cap Core Fund was renamed Columbia Large Cap Core Fund.

(c)  Effective November 18, 2002, the Galaxy Small Cap Value Fund Prime A,
     Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Small Cap Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares. Effective October 13, 2003, the Liberty Small Cap Fund was renamed Columbia Small Cap Fund.


                 See Accompanying Notes to Financial Statements.

                                  Spread 80-81

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                           Columbia Equity Funds



                                                                  COLUMBIA SMALL COMPANY EQUITY FUND
                                     --------------------------------------------------------------------------------------------
                                              YEAR ENDED                     PERIOD ENDED                     YEAR ENDED
                                          SEPTEMBER 30, 2004          SEPTEMBER 30, 2003 (a)(b)            OCTOBER 31, 2002
                                     ----------------------------    ----------------------------    ----------------------------
                                        SHARES       DOLLARS ($)       SHARES        DOLLARS ($)        SHARES        DOLLARS ($)
 ---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                          296,504       4,933,872          47,106         619,478              --              --
   Redemptions                            (36,147)       (662,030)        (19,853)       (248,570)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase                       260,357       4,271,842          27,253         370,908              --              --

CLASS B
   Subscriptions                          131,387       2,053,177          15,904         207,848              --              --
   Redemptions                            (24,027)       (359,925)           (593)         (5,872)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase                       107,360       1,693,252          15,311         201,976              --              --

CLASS C
   Subscriptions                           69,159       1,059,859          14,632         187,755              --              --
   Redemptions                             (7,231)       (109,723)        (10,379)       (127,847)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase                        61,928         950,136           4,253          59,908              --              --

CLASS G
   Subscriptions                            7,992         121,923          15,704         176,262         358,543       5,343,587
   Redemptions                           (203,048)     (3,089,126)       (372,314)     (4,494,902)       (561,965)     (7,654,692)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net decrease                      (195,056)     (2,967,203)       (356,610)     (4,318,640)       (203,422)     (2,311,105)

CLASS T
   Subscriptions                          219,277       3,570,127       1,610,555      19,278,621       7,332,857     103,731,584
   Redemptions                           (666,822)    (10,915,948)     (1,992,911)    (23,497,418)     (7,849,704)   (111,618,506)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net decrease                      (447,545)     (7,345,821)       (382,356)     (4,218,797)       (516,847)     (7,886,922)

CLASS Z
   Subscriptions                        4,555,081      78,677,281       8,255,053     107,075,672       5,263,829      81,621,271
   Redemptions                         (6,507,999)   (112,298,953)     (6,917,009)    (90,058,093)     (7,195,424)   (105,865,752)
                                     ------------    ------------    ------------    ------------    ------------    ------------
       Net increase (decrease)         (1,952,918)    (33,621,672)      1,338,044      17,017,579      (1,931,595)    (24,244,481)


(a)  The Fund changed its fiscal year end from October 31 to September 30.

(b) Effective November 18, 2002, the Galaxy Small Company Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Small Company Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Small Company Equity Fund was renamed Columbia Small Company Equity Fund.


                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS __________________________________________________
September 30, 2004                                         Columbia Equity Funds

NOTE 1. ORGANIZATION

The Columbia Fund Trust XI (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Asset Allocation Fund
    Columbia Large Cap Growth Fund
    Columbia Disciplined Value Fund
    Columbia International Equity Fund
    Columbia Large Cap Core Fund
    Columbia Small Cap Fund
    Columbia Small Company Equity Fund

INVESTMENT GOALS

The Columbia Asset Allocation Fund seeks a high total return by providing both a current level of income greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets. Columbia Large Cap Growth Fund, Columbia International Equity Fund and Columbia Small Cap Fund seek long term capital appreciation. Columbia Disciplined Value Fund seeks long term capital appreciation, with income as a secondary goal. Columbia Large Cap Core Fund seeks to provide a relatively high total return through long-term capital appreciation and current income. Columbia Small Company Equity Fund seeks capital appreciation.

FUND SHARES

The Funds may issue an unlimited number of shares. Each Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure. Effective March 1, 2004, the Columbia Small Cap Fund was closed to new investors.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Effective October 13, 2003, the Liberty Asset Allocation Fund, Liberty Equity Growth Fund, Liberty Equity Value Fund, Liberty International Equity Fund, Liberty Large Cap Core Fund, Liberty Small Cap Fund, and Liberty Small Company Equity Fund were renamed Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia International Equity Fund, Columbia Large Cap Core Fund, Columbia Small Cap Fund and Columbia Small Company Equity Fund, respectively. Also on this date, the Liberty-Stein Roe Investment Trust was renamed Columbia Funds Trust XI.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

________________________________________________________________________________
September30, 2004                                          Columbia Equity Funds

Debt securities generally are valued by a pricing service approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

The Funds may use a systematic fair valuation model provided by an independent third party to value securities, principally traded in foreign markets, in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for fair valuation. If a security is valued at a "fair value," such value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Effective April 1, 2004, the Columbia Asset Allocation Fund and Columbia Small Cap Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REITs. The cumulative effect of this accounting change did not impact the net assets of the Funds, but resulted in reclassifications as follows:

COLUMBIA ASSET ALLOCATION FUND:

                               INCREASE IN
         DECREASE          OVERDISTRIBUTED NET
         IN COST            INVESTMENT INCOME
         --------          -------------------
         $ 30,134              $   30,134

The effect of the change for the year ended September 30, 2004 is as follows:

         DECREASE       DECREASE IN          INCREASE IN
         IN COST      DIVIDEND INCOME     NET REALIZED GAIN
         --------     ----------------    -----------------
         $  8,514        $  15,447           $    6,933

COLUMBIA SMALL CAP FUND:

                               INCREASE IN
         DECREASE            ACCUMULATED NET
         IN COST             INVESTMENT LOSS
         --------            ---------------
         $311,495               $  311,495

The effect of the change for the year ended September 30, 2004 is as follows:

         INCREASE       DECREASE IN          INCREASE IN
         IN COST      DIVIDEND INCOME     NET REALIZED GAIN
         --------     ---------------     -----------------
         $108,883        $  58,723           $  167,606

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses), are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for each Fund, with the exception of the Columbia International Equity Fund. The Columbia International Equity Fund declares and pays dividends annually. Effective October 13, 2004, the Board of Trustees approved a change in the distribution policy for the Columbia Large Cap Growth Fund, Columbia Large Cap Core Fund, Columbia Small Cap Fund and Columbia Small Company Equity Fund, so that these Funds will distribute any dividends annually. Net realized capital gains, if any, are distributed at least annually for all Funds.

________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2004, permanent differences resulting primarily from differing treatments for amortization/accretion adjustments, redemption based payments treated as dividend paid deduction, distribution reclassifications, non-deductible excise tax expense, foreign capital gains tax, passive foreign investment company adjustments, paydown reclassifications, net operating loss reclassifications, REIT adjustments, market discount reclassification adjustments and foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:



                                                               UNDISTRIBUTED
                                                             (OVERDISTRIBUTED)
                                                             OR (ACCUMULATED)      ACCUMULATED
                                                              NET INVESTMENT      NET REALIZED       PAID-IN
                                                               INCOME (LOSS)       GAIN(LOSS)        CAPITAL
                                                             --------------------------------------------------
    Columbia Asset Allocation Fund ........................  $         386,021    $    (385,858)   $      (163)
    Columbia Large Cap Growth Fund ........................          2,857,922               --     (2,857,922)
    Columbia Disciplined Value Fund .......................            314,710           37,184       (351,894)
    Columbia International Equity Fund ....................         (2,227,581)       2,227,564             17
    Columbia Large Cap Core Fund ..........................             18,018       (2,405,129)     2,387,111
    Columbia Small Cap Fund ...............................          4,067,742       (9,365,270)     5,297,528
    Columbia Small Company Equity Fund ....................          3,955,024               --     (3,955,024)


Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended September 30, 2004, the period ended September 30, 2003 and the year ended October 31, 2002 was as follows:



                                                                                       SEPTEMBER 30, 2004
                                                                                  ----------------------------
                                                                                    ORDINARY        LONG-TERM
                                                                                     INCOME*      CAPITAL GAINS
                                                                                  -----------------------------
    Columbia Asset Allocation Fund .............................................  $   8,343,267    $        --
    Columbia Large Cap Growth Fund .............................................        344,225             --
    Columbia Disciplined Value Fund ............................................      8,287,914             --
    Columbia International Equity Fund .........................................      2,902,933             --
    Columbia Large Cap Core Fund ...............................................        347,473         18,017
    Columbia Small Cap Fund ....................................................      9,268,588     25,211,495




                                                                                       SEPTEMBER 30, 2003
                                                                                  ----------------------------
                                                                                    ORDINARY        LONG-TERM
                                                                                     INCOME*      CAPITAL GAINS
                                                                                  -----------------------------
    Columbia Asset Allocation Fund .............................................  $   8,302,859    $        --
    Columbia Large Cap Growth Fund .............................................      2,326,344             --
    Columbia International Equity Fund .........................................      4,361,724             --
    Columbia Large Cap Core Fund ...............................................      2,920,950             --
    Columbia Small Cap Fund ....................................................      8,797,912     23,723,001


________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds




                                                                                        OCTOBER 31, 2002
                                                                                  ----------------------------
                                                                                    ORDINARY        LONG-TERM
                                                                                     INCOME*      CAPITAL GAINS
                                                                                  -----------------------------
    Columbia Asset Allocation Fund ...............................................$   8,939,420    $        --
    Columbia Disciplined Value Fund ..............................................           --     10,519,279
    Columbia International Equity Fund ...........................................   12,204,413             --
    Columbia Large Cap Core Fund .................................................    2,339,161     25,685,830
    Columbia Small Cap Fund ......................................................    8,625,684     39,447,563


    * For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:



                                                             UNDISTRIBUTED        UNDISTRIBUTED
                                                               ORDINARY             LONG-TERM      NET UNREALIZED
                                                                INCOME            CAPITAL GAINS    APPRECIATION*
                                                             ----------------------------------------------------
    Columbia Asset Allocation Fund ........................  $      98,156        $          --    $   35,356,276
    Columbia Large Cap Growth Fund ........................             --                   --       111,901,449
    Columbia Disciplined Value Fund .......................             --                   --        24,702,075
    Columbia International Equity Fund ....................      2,296,054                   --        41,244,251
    Columbia Large Cap Core Fund ..........................             --           10,843,055        22,688,137
    Columbia Small Cap Fund ...............................     23,973,257           67,259,250       171,824,325
    Columbia Small Company Equity Fund ....................             --                   --        37,184,270


    *The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:



                                                              UNREALIZED            UNREALIZED      NET UNREALIZED
                                                             APPRECIATION          DEPRECIATION      APPRECIATION
                                                             -----------------------------------------------------
    Columbia Asset Allocation Fund ........................  $  45,964,390        $ (10,607,531)   $   35,356,859
    Columbia Large Cap Growth Fund ........................    133,241,933          (21,340,484)      111,901,449
    Columbia Disciplined Value Fund .......................     42,018,308          (17,316,233)       24,702,075
    Columbia International Equity Fund ....................     54,321,998          (13,106,794)       41,215,204
    Columbia Large Cap Core Fund ..........................     33,613,810          (10,925,673)       22,688,137
    Columbia Small Cap Fund ...............................    290,919,269         (119,094,944)      171,824,325
    Columbia Small Company Equity Fund ....................     77,329,582          (40,145,312)       37,184,270


The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:



                                                                COLUMBIA          COLUMBIA          COLUMBIA
                                                                  ASSET           LARGE CAP        DISCIPLINED
                                                               ALLOCATION          GROWTH             VALUE
    YEAR OF EXPIRATION                                            FUND*             FUND              FUND
    ----------------------------------------------------------------------------------------------------------
    2009 ..................................................  $              --    $   8,273,159    $        --
    2010 ..................................................          1,108,836       99,339,708     10,720,416
    2011 ..................................................          5,941,365       22,217,091             --
                                                             -----------------    -------------    -----------
    Total .................................................  $       7,050,201    $ 129,829,958    $10,720,416
                                                             -----------------    -------------    -----------


________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds



                                                                      COLUMBIA        COLUMBIA                            COLUMBIA
                                                                   INTERNATIONAL      LARGE CAP           COLUMBIA     SMALL COMPANY
                                                                       EQUITY           CORE              SMALL CAP        EQUITY
    YEAR OF EXPIRATION                                                 FUND**           FUND                FUND            FUND
    -------------------------------------------------------------------------------------------------------------------------------
    2008 ..................................................        $     698,550      $       --          $      --    $         --
    2009 ..................................................           48,210,646              --                 --              --
    2010 .................................................           219,682,429              --                 --      36,913,639
    2011 ..................................................           36,290,283              --                 --              --
                                                                   -------------      ----------          ---------    ------------
    Total .................................................        $ 304,881,908              --          $      --    $ 36,913,639
                                                                   -------------      ----------          ---------    ------------


    * Of the capital loss carryforwards attributable to Columbia Asset Allocation Fund, $1,108,836 expiring 9/30/2010 remains from the Columbia Asset Allocation Fund's merger with Stein Roe Balanced Fund
       (See Note 11).

    ** The availability of $698,550 of the capital loss carryforwards which were acquired on August 20, 2001 in connection with The Pillar Funds reorganization, may be limited in a given year.

The following capital loss carryforwards, determined as of September 30, 2004, have been utilized as follows:



Columbia Asset Allocation Fund ..................................................................................      $ 28,030,902
Columbia Large Cap Growth Fund ..................................................................................        33,254,599
Columbia Disciplined Value Fund .................................................................................        55,001,322
Columbia International Equity Fund ..............................................................................        60,822,899
Columbia Large Cap Core Fund ....................................................................................        19,498,866
Columbia Small Company Equity Fund ..............................................................................        63,905,081


NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Funds' investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on average daily net assets from each of the Funds (excluding Columbia International Equity Fund and Columbia Small Company Equity Fund), at the following annual rates:

                                                    ANNUAL
                                                     FEE
    AVERAGE DAILY NET ASSETS                         RATE
    ------------------------                        ------
    First $500 million                                0.75%
    Next $500 million                                 0.70%
    Next $500 million                                 0.65%
    Next $500 million                                 0.60%
    Over $2 billion                                   0.55%

For the period July 1, 2003 through October 31, 2003, Columbia voluntarily waived its investment advisory fee of the Columbia Asset Allocation Fund by 0.03% annually of the Fund's average daily net assets.

Columbia receives a monthly investment advisory fee based on average daily net assets of the Columbia International Equity Fund at the following annual rates:

                                                    ANNUAL
                                                     FEE
    AVERAGE DAILY NET ASSETS                         RATE
    ------------------------                        ------
    First $50 million                                 1.15%
    Next $50 million                                  0.95%
    Over $100 million                                 0.85%

Columbia has voluntarily agreed to waive a portion of its investment advisory fee for the Columbia International Equity Fund at an annual rate of 0.25% of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Columbia receives a monthly investment advisory fee based on average daily net assets of the Columbia Small Company Equity Fund at the following annual rates:

                                                    ANNUAL
                                                     FEE
    AVERAGE DAILY NET ASSETS                         RATE
    ------------------------                        ------
    First $500 million                                0.75%
    Next $500 million                                 0.70%
    Over $1 billion                                   0.65%

________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee from each Fund (excluding Columbia International Equity Fund) at the annual rate of 0.75% of each Fund's average daily net assets. In addition, Columbia also waived a portion of its investment advisory fee so that such fees payable by the Funds were as follows:

                                                    ANNUAL
                                                     FEE
    AVERAGE DAILY NET ASSETS                         RATE
    ------------------------                        ------
    First $500 million                                0.75%
    Next $500 million                                 0.70%
    Next $500 million                                 0.65%
    Next $500 million                                 0.60%
    Over $2 billion                                   0.55%

For the year ended September 30, 2004, the effective investment advisory fee rates for the Funds were as follows:

    Columbia Asset Allocation Fund                    0.75%
    Columbia Large Cap Growth Fund                    0.73%
    Columbia Disciplined Value Fund                   0.75%
    Columbia International Equity Fund                0.64%
    Columbia Large Cap Core Fund                      0.75%
    Columbia Small Cap Fund                           0.70%
    Columbia Small Company Equity Fund                0.75%

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee based on the average daily net assets of each Fund at the following annual rates:

                                                     ANNUAL
                                                      FEE
    AVERAGE DAILY NET ASSETS                          RATE
    ------------------------                        ---------
    Under $50 million                               $  25,000
    Over $50 million but less than $200 million     $  35,000
    Over $200 million but less than $500 million    $  50,000
    Over $500 million but less than $1 billion      $  85,000
    Over $1 billion                                 $ 125,000

The annual fees for a Fund with more than 25% in non-domestic assets, as measured on a monthly basis, will be 150% of the fees disclosed above. An additional flat rate fee of $10,000 is charged to each Fund due to its multiple class structure. The Funds also pay additional fees for pricing services based on the number of securities held by each Fund.

For the year ended September 30, 2004, the effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, were as follows:

    Columbia Asset Allocation Fund                   0.032%
    Columbia Large Cap Growth Fund                   0.011%
    Columbia Disciplined Value Fund                  0.014%
    Columbia International Equity Fund               0.018%
    Columbia Large Cap Core Fund                     0.014%
    Columbia Small Cap Fund                          0.010%
    Columbia Small Company Equity Fund               0.015%

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, based on a per-account charge or a minimum of $5,000 annually.

The Transfer Agent has voluntarily agreed to waive a portion of its transfer agent fee for the Columbia International Equity Fund, Columbia Large Cap Core Fund and Columbia Small Company Equity Fund. These arrangements may be revised discontinued by the Transfer Agent at any time.

For the period January 1, 2004 through September 30, 2004, the Transfer Agent waived fees for the Funds as follows:

                                                    FEES
                                                   WAIVED
                                                  --------
    Columbia International Equity Fund            $ 47,295
    Columbia Large Cap Core Fund                    13,522
    Columbia Small Company Equity Fund              27,315


For the period October 1, 2003 through December 31, 2003, the Transfer Agent waived transfer agent fees as follows:

                                           FEES WAIVED
                                      -------------------
                                      CLASS G     CLASS T
                                      -------     -------
    Columbia International
       Equity Fund                    $ 3,326     $12,336
    Columbia Large Cap
       Core Fund                        4,341          --
    Columbia Small Company
       Equity Fund                         --       9,209

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. For the year ended September 30, 2004, the Distributor has retained net underwriting discounts and CDSC fees as follows:



                                                  FRONT-END SALES CHARGE                            CDSC
                                                  ----------------------   -----------------------------------------------------
                                                    CLASS A     CLASS T    CLASS A    CLASS B    CLASS C     CLASS G     CLASS T
                                                    --------    -------    -------    -------    -------    ---------    -------
Columbia Asset Allocation Fund .................    $  7,818    $ 6,103    $    --    $ 9,957    $    43    $ 123,227    $    --
Columbia Large Cap Growth Fund .................       9,078     16,547         --      4,622        397      126,393         --
Columbia Disciplined Value Fund ................       4,141      5,789         --      1,113         --           60     21,262
Columbia International Equity Fund .............       2,303      1,857         --      3,106         --       10,139         --
Columbia Large Cap Core Fund ...................       8,168      7,174         --      6,185        201       47,212         --
Columbia Small Cap Fund ........................     192,749      8,824        714     57,363     20,259       19,348          2
Columbia Small Company Equity Fund .............      12,014      2,961         --      1,995        249       13,973         --


The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:



                                                                                                          DISTRIBUTION FEE
                                                                                       ----------------------------------------
                                                                                       CLASS A    CLASS B    CLASS C    CLASS G
                                                                                       -------    -------    -------    -------
Columbia Asset Allocation Fund .................................................          0.10%      0.75%      0.75%      0.65%
Columbia Large Cap Growth Fund .................................................          0.10%      0.75%      0.75%      0.65%
Columbia Disciplined Value Fund ................................................          0.10%      0.75%      0.75%      0.65%
Columbia International Equity Fund .............................................          0.10%      0.75%      0.75%      0.65%
Columbia Large Cap Core Fund ...................................................          0.10%      0.75%      0.75%      0.65%
Columbia Small Cap Fund ........................................................          0.10%      0.75%      0.75%      0.65%
Columbia Small Company Equity Fund .............................................          0.10%      0.75%      0.75%      0.65%




                                                                                                     SERVICE FEE
                                                                                       ----------------------------------------
                                                                                       CLASS A    CLASS B    CLASS C    CLASS G
                                                                                       -------    -------    -------    -------
Columbia Asset Allocation Fund .................................................          0.25%      0.25%      0.25%      0.50%
Columbia Large Cap Growth Fund .................................................          0.25%      0.25%      0.25%      0.50%
Columbia Disciplined Value Fund ................................................          0.25%      0.25%      0.25%      0.50%
Columbia International Equity Fund .............................................          0.25%      0.25%      0.25%      0.50%
Columbia Large Cap Core Fund ...................................................          0.25%      0.25%      0.25%      0.50%
Columbia Small Cap Fund ........................................................          0.25%      0.25%      0.25%      0.50%
Columbia Small Company Equity Fund .............................................          0.25%      0.25%      0.25%      0.50%


________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds

The Funds do not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Funds, respectively. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

SHAREHOLDER SERVICES FEES

The Funds have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Funds do not intend to pay more than 0.30% annually for Class T shareholder service fees.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND DIRECTORS

The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer role. Each Fund's fee will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. This amount is included in "Other expenses" on the Statements of Operations. For the year ended September 30, 2004, the Funds paid fees to Columbia for such services as follows:

    Columbia Asset Allocation Fund ................    $  2,042
    Columbia Large Cap Growth Fund ................       2,858
    Columbia Disciplined Value Fund ...............       1,864
    Columbia International Equity Fund ............       1,947
    Columbia Large Cap Core Fund ..................       1,972
    Columbia Small Cap Fund .......................       2,957
    Columbia Small Company Equity Fund ............       1,898

NOTE 5. PORTFOLIO INFORMATION

For the year ended September 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:



                                                                                    OTHER INVESTMENT SECURITIES
                                                                                  --------------------------------
                                                                                    PURCHASES           SALES
                                                                                  --------------------------------
    Columbia Asset Allocation Fund .............................................  $  313,560,119    $  386,440,074
    Columbia Large Cap Growth Fund .............................................   1,222,680,371     1,338,348,790
    Columbia Disciplined Value Fund ............................................     419,775,701       412,382,267
    Columbia International Equity Fund .........................................     470,597,439       453,336,059
    Columbia Large Cap Core Fund ...............................................     478,967,318       543,498,628
    Columbia Small Cap Fund ....................................................     705,827,594       338,282,499
    Columbia Small Company Equity Fund .........................................     215,814,604       247,896,201




                                                                                     U.S. GOVERNMENT SECURITIES
                                                                                  --------------------------------
                                                                                    PURCHASES           SALES
                                                                                  --------------------------------
    Columbia Asset Allocation Fund .............................................  $   20,155,084    $   27,961,389


________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds

NOTE 6. REDEMPTION FEES

Effective February 15, 2003, the Columbia International Equity Fund began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid in capital on Class Z shares. For the year ended September 30, 2004, the redemption fees for the Class Z shares of the Columbia International Equity Fund amounted to $53,214.

NOTE 7. OTHER RELATED PARTY TRANSACTIONS

During the year ended September 30, 2004, the Columbia Small Cap Fund used Bank of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the year were $12,945.

NOTE 8. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Funds based on their borrowings. In addition, each Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended September 30, 2004, the Funds did not borrow under this arrangement.

NOTE 9. OTHER

During the year ended September 30, 2004, the Columbia Asset Allocation Fund purchased shares of Compass Group PLC in error. This position was subsequently sold at a loss of $13,429 and the Fund was reimbursed by Columbia.

During the year ended September 30, 2004, the Columbia International Equity Fund purchased shares of Compass Group PLC and foreign currency in error. These positions were subsequently sold at a loss of $687,106 and the Fund was reimbursed by Columbia.

NOTE 10. DISCLOSURE OF SIGNIFICANT
RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not

________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds

uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended September 30, 2004, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

    Columbia Asset Allocation Fund             $ 21,519
    Columbia Large Cap Growth Fund               46,518
    Columbia Disciplined Value Fund              20,002
    Columbia International Equity Fund           23,162
    Columbia Large Cap Core Fund                 19,890
    Columbia Small Cap Fund                      74,770
    Columbia Small Company Equity Fund           19,440

________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds

NOTE 11. BUSINESS COMBINATIONS AND MERGERS

As of the end of business on November 15, 2002, the Stein Roe Balanced Fund, a separate series of the Trust, merged into the Trust shares of Galaxy Asset Allocation Fund. The Galaxy Asset Allocation Fund received a tax-free transfer of assets from the Stein Roe Balanced Fund as follows:

        SHARES            NET ASSETS          UNREALIZED
        ISSUED             RECEIVED         APPRECIATION 1
    ---------------      -------------      ---------------
          9,749,490      $ 127,523,327        $ 8,523,537

                          NET ASSETS          NET ASSETS
      NET ASSETS         OF STEIN ROE          OF ASSET
       OF ASSET          BALANCED FUND      ALLOCATION FUND
    ALLOCATION FUND       IMMEDIATELY         IMMEDIATELY
       PRIOR TO            PRIOR TO              AFTER
      COMBINATION         COMBINATION         COMBINATION
    ---------------      -------------      ---------------
    $   441,389,479      $ 127,523,327      $   568,912,806

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

Also as of the end of business on November 15, 2002, subsequent to the merger described above, the Galaxy Asset Allocation Fund, previously a fund of Galaxy, was reorganized as the Asset Allocation Fund. Class A, Class B, Class G, Class T and Class Z shares were issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

Differing amortization policies between the Liberty Asset Allocation Fund and the Stein Roe Balanced Fund resulted in reclassifications as follows:

        UNREALIZED
       APPRECIATION              PAID-IN CAPITAL
       ------------              ---------------
        $   64,867               $  (64,867)

Also as of the end of business on November 15, 2002, the Galaxy Equity Growth Fund, previously a fund of Galaxy, was reorganized as the Equity Growth Fund with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

As of the end of business on November 22, 2002, the Galaxy Equity Value Fund, previously a fund of Galaxy, was reorganized as the Equity Value Fund with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

As of the end of business on November 15, 2002, the Galaxy International Equity Fund, previously a fund of Galaxy, was reorganized as the International Equity Fund with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

As of the end of business on December 6, 2002, the Galaxy Large Cap Value Fund, Retail A, Retail B and Trust shares merged into the Galaxy Growth & Income Fund, Prime A, Retail B and Trust shares, respectively. The Galaxy Large Cap Value Fund and Galaxy Growth & Income Fund were both previously funds of Galaxy. The Galaxy Growth & Income Fund received a tax-free transfer of assets from Galaxy Large Cap Value Fund as follows:

        SHARES            NET ASSETS          UNREALIZED
        ISSUED             RECEIVED         APPRECIATION 1
    ---------------      -------------      --------------
          8,506,336      $  88,215,757       $   3,841,144

                         NET ASSETS OF       NET ASSETS OF
     NET ASSETS OF         GROWTH &            LARGE CAP
       LARGE CAP          INCOME FUND          CORE FUND
       CORE FUND          IMMEDIATELY         IMMEDIATELY
       PRIOR TO            PRIOR TO              AFTER
      COMBINATION         COMBINATION         COMBINATION
    ---------------      -------------      ---------------
    $   560,578,780      $  88,215,757      $   648,794,537

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

Also as of the end of business on December 6, 2002, subsequent to the merger described above, the Galaxy Growth & Income Fund was reorganized as the Liberty Large Cap Core Fund. Class A, Class B, Class G, Class T and Class Z shares were issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on December 9, 2002.

As of the end of business on November 15, 2002, the Galaxy Small Cap Value Fund, previously a fund of Galaxy, was reorganized as the Small Cap Fund with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

As of the end of business on November 15, 2002, the Galaxy Small Company Equity Fund, previously a fund of Galaxy, was reorganized as the Small Company Equity Fund with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and

________________________________________________________________________________
September 30, 2004                                         Columbia Equity Funds

Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 18, 2002.

The accompanying statements of operations, statements of changes in net assets and financial highlights for these funds represent the historical operations of the Galaxy Asset Allocation Fund, Galaxy Equity Growth Fund, Galaxy International Equity Fund, Galaxy Small Cap Value Fund and Galaxy Small Company Equity Fund for periods prior to November 15, 2002, and the Galaxy Equity Value Fund for periods prior to November 22, 2002 and the Galaxy Growth & Income Fund for periods prior to December 6, 2002.

NOTE 12. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Funds was changed from October 31 to September 30.

NOTE 13. PROPOSED REORGANIZATION

On October 13, 2004, the Board of Trustees approved a proposal to reorganize the Columbia International Equity Fund into the Columbia International Stock Fund, subject to shareholder approval and the satisfaction of certain other conditions. The effective date of the reorganization is expected to be on or around February 25, 2005 or such a date parties may agree.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                     ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS A SHARES                                     2004 (a)          2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       14.01      $       12.86
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.21(e)            0.20(e)
Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                               1.11               1.17
                                                 -------------      -------------
Total from investment operations                          1.32               1.37
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.27)             (0.22)
From net realized gains                                    --                 --
                                                 -------------      -------------
Total distributions declared to shareholders             (0.27)             (0.22)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       15.06      $       14.01
Total return (g)(h)                                       9.46%             10.80%(i)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                              1.43%              1.49%(k)
Net investment income (j)                                 1.43%              1.55%(k)
Waiver/reimbursement                                        --%(l)           0.01%(k)
Portfolio turnover rate                                     75%               122%(i)
Net assets, end of period (000's)                $       2,901      $       1,211
----------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS A SHARES                                       2002               2001               2000             1999 (d)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.95       $      18.77       $      17.73       $      16.95
                                                 ------------       ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.26(f)            0.34(e)            0.39(e)            0.44
Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                             (2.12)(f)          (3.06)              1.36               1.17
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (1.86)             (2.72)              1.75               1.61
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.23)             (0.36)             (0.40)             (0.40)
From net realized gains                                    --              (0.74)             (0.31)             (0.43)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.23)             (1.10)             (0.71)             (0.83)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.86       $      14.95       $      18.77       $      17.73
Total return (g)(h)                                    (12.53)%           (15.08)%            10.15%              9.72%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.40%              1.26%              1.15%              1.16%
Net investment income (j)                                1.73%(f)           2.07%              2.15%              2.27%
Waiver/reimbursement                                     0.13%              0.12%              0.15%              0.13%
Portfolio turnover rate                                    40%                65%                59%               135%
Net assets, end of period (000's)                $         43       $         60       $        186       $        238
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Liberty Asset Allocation Fund, Class A shares.

(d) The Fund began offering Prime A shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

(l) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                     ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS B SHARES                                     2004 (a)          2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       14.00      $       12.85
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.10(e)            0.12(e)
Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                               1.11               1.17
                                                 -------------      -------------
Total from investment operations                          1.21               1.29
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.15)             (0.14)
From net realized gains                                     --                 --
                                                 -------------      -------------
Total distributions declared to shareholders             (0.15)             (0.14)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       15.06      $       14.00
Total return (g)                                          8.68%(h)          10.13%(h)(i)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                              2.18%              2.17%(k)
Net investment income (j)                                 0.68%              0.95%(k)
Waiver/reimbursement                                        --%(l)           0.01%(k)
Portfolio turnover rate                                     75%               122%(i)
Net assets, end of period (000's)                $       4,926      $       2,539
---------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS B SHARES                                       2002               2001               2000             1999 (d)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $      14.93       $      18.75       $      17.71       $      16.95
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.14(f)            0.22(e)            0.26(e)            0.29
Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                             (2.08)(f)          (3.06)              1.35               1.19
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (1.94)             (2.84)              1.61               1.48
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.14)             (0.24)             (0.26)             (0.29)
From net realized gains                                    --              (0.74)             (0.31)             (0.43)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.14)             (0.98)             (0.57)             (0.72)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.85       $      14.93       $      18.75       $      17.71
Total return (g)                                       (13.06)%           (15.68)%(h)          9.29%(h)           8.91%(h)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             2.06%              1.99%              1.89%              1.90%
Net investment income (j)                                1.07%(f)           1.34%              1.41%              1.53%
Waiver/reimbursement                                       --               0.04%              0.17%              0.18%
Portfolio turnover rate                                    40%                65%                59%               135%
Net assets, end of period (000's)                $        276       $        389       $        526       $        519
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Liberty Asset Allocation Fund, Class B shares.

(d) The Fund began offering Prime B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

(l) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                     ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS C SHARES                                     2004 (a)          2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       14.00      $       13.08
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                 0.10               0.10(e)
Net realized and unrealized gain on investments,
 foreign currency and foreign capital gains tax           1.11               0.93
                                                 -------------      -------------
Total from investment operations                          1.21               1.03
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.15)             (0.11)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       15.06      $       14.00
Total return (f)(g)                                       8.67%              7.93%(h)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                              2.19%              2.28%(j)
Net investment income (i)                                 0.69%              0.85%(j)
Waiver/reimbursement                                        --%(k)           0.01%(j)
Portfolio turnover rate                                     75%               122%(h)
Net assets, end of period (000's)                $         514      $         187
---------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares during the period.

(e) Net investment income per share before reimbursement of certain expenses for the period ended September 30, 2003 was $0.10.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS G SHARES                                     2004 (a)          2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       14.00      $       12.84
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.11(d)            0.12(d)
Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                               1.11               1.17
                                                 -------------      -------------
Total from investment operations                          1.22               1.29
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.16)             (0.13)
From net realized gains                                     --                 --
                                                 -------------      -------------
Total distributions declared to shareholders             (0.16)             (0.13)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       15.06      $       14.00
Total return (f)                                          8.72%(g)          10.12%(g)(h)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                              2.15%              2.19%(j)
Net investment income (i)                                 0.71%              1.02%(j)
Waiver/reimbursement                                        --%(k)           0.01%(j)
Portfolio turnover rate                                     75%               122%(h)
Net assets, end of period (000's)                $      39,892      $      56,383
---------------------------------------------------------------------------------



                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS G SHARES                                       2002               2001               2000               1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.92       $      18.74       $      17.70       $      16.92
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.14(e)            0.22(d)            0.24(d)            0.25
Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                             (2.08)(e)          (3.06)              1.36               1.21
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (1.94)             (2.84)              1.60               1.46
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.14)             (0.24)             (0.25)             (0.25)
From net realized gains                                    --              (0.74)             (0.31)             (0.43)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.14)             (0.98)             (0.56)             (0.68)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.84       $      14.92       $      18.74       $      17.70
Total return (f)                                       (13.08)%(g)        (15.72)%(g)          9.20%              8.76%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             2.09%              2.01%              1.99%              2.00%
Net investment income (i)                                1.04%(e)           1.33%              1.31%              1.43%
Waiver/reimbursement                                     0.03%              0.01%                --                 --
Portfolio turnover rate                                    40%                65%                59%               135%
Net assets, end of period (000's)                $     73,183       $    106,074       $    105,980       $     91,199
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Liberty Asset Allocation Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                     ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS T SHARES                                     2004 (a)          2003 (b)(c)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       14.01      $       12.87
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.21(d)            0.21(d)
Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                               1.11               1.16
                                                 -------------      -------------
Total from investment operations                          1.32               1.37
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.26)             (0.23)
From net realized gains                                     --                 --
                                                 -------------      -------------
Total distributions declared to shareholders             (0.26)             (0.23)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       15.07      $       14.01
Total return (f)                                          9.47%(g)          10.75%(g)(h)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                              1.49%              1.49%(j)
Net investment income (i)                                 1.37%              1.73%(j)
Waiver/reimbursement                                        --%(k)           0.01%(j)
Portfolio turnover rate                                     75%               122%(h)
Net assets, end of period (000's)                $     183,438      $     189,580
---------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS T SHARES                                       2002               2001               2000               1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.95       $      18.79       $      17.74       $      16.95
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.25(e)            0.33(d)            0.37(d)            0.37
Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                             (2.09)(e)          (3.08)              1.36               1.21
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (1.84)             (2.75)              1.73               1.58
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.24)             (0.35)             (0.37)             (0.36)
From net realized gains                                    --              (0.74)             (0.31)             (0.43)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.24)             (1.09)             (0.68)             (0.79)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.87       $      14.95       $      18.79       $      17.74
Total return (f)                                       (12.45)%(g)        (15.18)%(g)          9.98%              9.53%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.37%              1.33%              1.29%              1.32%
Net investment income (i)                                1.76%(e)           2.01%              2.01%              2.11%
Waiver/reimbursement                                     0.01%              0.01%                --                 --
Portfolio turnover rate                                    40%                65%                59%               135%
Net assets, end of period (000's)                $    198,154       $    289,882       $    371,590       $    389,077
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Liberty Asset Allocation Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Asset Allocation Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                     ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS Z SHARES                                     2004 (a)          2003 (b)(c)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       14.01      $       12.87
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.25(d)            0.25(d)
Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                               1.11               1.16
                                                 -------------      -------------
Total from investment operations                          1.36               1.41
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.31)             (0.27)
From net realized gains                                     --                 --
                                                 -------------      -------------
Total distributions declared to shareholders             (0.31)             (0.27)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       15.06      $       14.01
Total return (f)                                          9.75%(g)          11.07%(g)(h)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                              1.19%              1.16%(j)
Net investment income (i)                                 1.67%              2.04%(j)
Waiver/reimbursement                                        --%(k)           0.01%(j)
Portfolio turnover rate                                     75%               122%(h)
Net assets, end of period (000's)                $     191,556      $     217,935
-----------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS Z SHARES                                       2002               2001               2000               1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.94       $      18.78       $      17.73       $      16.96
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.29(e)            0.37(d)            0.41(d)            0.40
Net realized and unrealized gain (loss)
  on investments, foreign currency and
  foreign capital gains tax                             (2.09)(e)          (3.08)              1.36               1.20
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (1.80)             (2.71)              1.77               1.60
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.27)             (0.39)             (0.41)             (0.40)
From net realized gains                                    --              (0.74)             (0.31)             (0.43)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.27)             (1.13)             (0.72)             (0.83)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.87       $      14.94       $      18.78       $      17.73
Total return (f)                                       (12.23)%(g)        (14.94)%            10.21%              9.63%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.12%              1.11%              1.09%              1.12%
Net investment income (i)                                2.01%(e)           2.23%              2.21%              2.31%
Waiver/reimbursement                                     0.03%                --                 --                 --
Portfolio turnover rate                                    40%                65%                59%               135%
Net assets, end of period (000's)                $    163,934       $    230,562       $    290,970       $    269,851
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were redesignated Liberty Asset Allocation Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                     ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS A SHARES                                     2004 (a)          2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       17.59      $       16.06
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (0.08)(e)          (0.05)(e)
Net realized and unrealized gain
  (loss) on investments                                   1.06               1.61
                                                 -------------      -------------
Total from investment operations                          0.98               1.56
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                  --              (0.03)
From net realized gains                                     --                 --
                                                 -------------      -------------
Total distributions declared to shareholders                --              (0.03)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       18.57      $       17.59
Total return (f)(g)                                       5.57%              9.72%(h)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                              1.28%              1.30%(j)
Net investment income (loss) (i)                         (0.40)%            (0.30)%(j)
Waiver/reimbursement                                        --%(k)           0.02%(j)
Portfolio turnover rate                                    126%                91%(h)
Net assets, end of period (000's)                $       3,867      $       1,887
----------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS A SHARES                                       2002               2001               2000             1999 (d)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      19.74       $      32.31       $      28.95       $      24.49
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.03(e)           (0.02)             (0.05)(e)          (0.01)
Net realized and unrealized gain
  (loss) on investments                                 (3.71)             (8.92)              5.13               6.37
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (3.68)             (8.94)              5.08               6.36
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                 --                 --                 --
From net realized gains                                    --              (3.63)             (1.72)             (1.90)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders               --              (3.63)             (1.72)             (1.90)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      16.06       $      19.74       $      32.31       $      28.95
Total return (f)(g)                                    (18.64)%           (30.43)%            18.36%             27.30%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.12%              1.13%              1.12%              1.14%
Net investment income (loss) (i)                         0.14%             (0.10)%            (0.17)%            (0.05)%
Waiver/reimbursement                                     0.05%              0.03%              0.11%              0.14%
Portfolio turnover rate                                    43%                48%                54%                53%
Net assets, end of period (000's)                $         56       $        671       $        142       $        107
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.

(d) The Fund began issuing Prime A shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS B SHARES                                     2004 (a)          2003 (b)(c)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       16.96      $       15.57
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                      (0.21)(e)          (0.14)(e)
Net realized and unrealized gain
  (loss) on investments                                   1.01               1.53
                                                 -------------      -------------
Total from investment operations                          0.80               1.39
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                     --                 --
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       17.76      $       16.96
Total return (f)(g)                                       4.72%              8.93%(h)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                              2.03%              2.13%(j)
Net investment loss (i)                                  (1.15)%            (0.97)%(j)
Waiver/reimbursement                                        --%(k)           0.02%(j)
Portfolio turnover rate                                    126%                91%(h)
Net assets, end of period (000's)                $       3,195      $       1,013
-------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS B SHARES                                       2002               2001               2000             1999 (d)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      19.32       $      31.94       $      28.84       $      24.49
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.14)(e)          (0.19)             (0.29)(e)          (0.10)
Net realized and unrealized gain
  (loss) on investments                                 (3.61)             (8.80)              5.11               6.35
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (3.75)             (8.99)              4.82               6.25
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --              (3.63)             (1.72)             (1.90)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      15.57       $      19.32       $      31.94       $      28.84
Total return (f)(g)                                    (19.41)%           (31.00)%            17.48%             26.79%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.99%              1.95%              1.87%              1.87%
Net investment loss (i)                                 (0.73)%            (0.92)%            (0.92)%            (0.78)%
Waiver/reimbursement                                     0.05%              0.03%              0.15%              0.32%
Portfolio turnover rate                                    43%                48%                54%                53%
Net assets, end of period (000's)                $        207       $        309       $        450       $        246
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.

(d) The Fund began issuing Prime B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS C SHARES                                     2004 (a)          2003 (b)(c)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       16.98      $       16.04
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                  (0.21)             (0.13)
Net realized and unrealized gain on investments           1.02               1.07
                                                 -------------      -------------
Total from investment operations                          0.81               0.94
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       17.79      $       16.98
Total return (e)(f)                                       4.77%              5.86%(g)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                              2.03%              2.00%(i)
Net investment loss (h)                                  (1.15)%            (0.92)%(i)
Waiver/reimbursement                                        --%(j)           0.02%(i)
Portfolio turnover rate                                    126%                91%(g)
Net assets, end of period (000's)                $         780      $         524
-------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS G SHARES                                     2004 (a)          2003 (b)(c)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $       16.43      $       15.11
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                      (0.20)(d)          (0.15)(d)
Net realized and unrealized gain
  (loss) on investments                                   0.98               1.47
                                                 -------------      -------------
Total from investment operations                          0.78               1.32
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                     --                 --
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       17.21      $       16.43
Total return (e)(f)                                       4.75%              8.66%(g)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                              2.02%              2.31%(i)
Net investment loss (h)                                  (1.14)%           (1.02)%(i)
Waiver/reimbursement                                        --%(j)           0.02%(i)
Portfolio turnover rate                                    126%                91%(g)
Net assets, end of period (000's)                $      46,328      $      54,850
-------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS G SHARES                                       2002               2001               2000               1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      18.79       $      31.22       $      28.27       $      24.07
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.17)(d)          (0.21)             (0.35)(d)          (0.20)
Net realized and unrealized gain
  (loss) on investments                                 (3.51)             (8.59)              5.02               6.30
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (3.68)             (8.80)              4.67               6.10
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --              (3.63)             (1.72)             (1.90)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      15.11       $      18.79       $      31.22       $      28.27
Total return (e)(f)                                    (19.49)%           (31.16)%            17.29%             26.63%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             2.18%              2.11%              2.07%              2.05%
Net investment loss (h)                                 (0.92)%            (1.08)%            (1.11)%            (0.96)%
Waiver/reimbursement                                     0.07%              0.02%              0.02%              0.03%
Portfolio turnover rate                                    43%                48%                54%                53%
Net assets, end of period (000's)                $     64,156       $     92,292       $    130,347       $     71,525
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Liberty Equity Growth Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS T SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      17.50       $      15.98
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.09)(d)          (0.02)(d)
Net realized and unrealized gain
  (loss) on investments                                  1.05               1.54
                                                 ------------       ------------
Total from investment operations                         0.96               1.52
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --                 --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      18.46       $      17.50
Total return (e)                                         5.49%(f)           9.51%(f)(g)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             1.35%              1.45%(i)
Net investment loss (h)                                 (0.47)%            (0.16)%(i)
Waiver/reimbursement                                       --%(j)           0.02%(i)
Portfolio turnover rate                                   126%                91%(g)
Net assets, end of period (000's)                $    219,129       $    235,849
------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS T SHARES                                       2002               2001               2000               1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      19.70       $      32.31       $      28.99       $      24.47
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.02)(d)          (0.07)             (0.10)(d)          (0.06)
Net realized and unrealized gain
  (loss) on investments                                 (3.70)             (8.91)              5.14               6.48
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (3.72)             (8.98)              5.04               6.42
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --              (3.63)             (1.72)             (1.90)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      15.98       $      19.70       $      32.31       $      28.99
Total return (e)                                       (18.88)%(f)        (30.57)%(f)         18.18%             27.55%
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             1.34%              1.31%              1.28%              1.34%
Net investment loss (h)                                 (0.08)%            (0.28)%            (0.33)%            (0.25)%
Waiver/reimbursement                                     0.07%              0.02%                --                 --
Portfolio turnover rate                                    43%                48%                54%                53%
Net assets, end of period (000's)                $    239,279       $    346,214       $    580,417       $    443,639
-----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Liberty Equity Growth Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Large Cap Growth Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS Z SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      17.84       $      16.28
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.03)(d)           0.05(d)
Net realized and unrealized gain
  (loss) on investments                                  1.07               1.57
                                                 ------------       ------------
Total from investment operations                         1.04               1.62
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.01)             (0.06)
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders            (0.01)             (0.06)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      18.87       $      17.84
Total return (e)                                         5.83%(f)           9.93%(f)(g)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             1.03%              0.99%(i)
Net investment income (loss) (h)                        (0.15)%             0.30%(i)
Waiver/reimbursement                                       --%(j)           0.02%(i)
Portfolio turnover rate                                   126%                91%(g)
Net assets, end of period (000's)                $    634,710       $    670,649
------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS Z SHARES                                       2002               2001               2000               1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      19.99       $      32.61       $      29.15       $      24.52
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.07(d)            0.02               0.01(d)            0.03
Net realized and unrealized gain
  (loss) on investments                                 (3.78)             (9.01)              5.18               6.50
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (3.71)             (8.99)              5.19               6.53
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                 --              (0.01)                --
From net realized gains                                    --              (3.63)             (1.72)             (1.90)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders               --              (3.63)             (1.73)             (1.90)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      16.28       $      19.99       $      32.61       $      29.15
Total return (e)                                       (18.51)%(f)        (30.29)%(f)         18.63%             28.07%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             0.91%              0.93%              0.91%              0.94%
Net investment income (loss) (h)                         0.35%              0.10%              0.04%              0.15%
Waiver/reimbursement                                     0.05%              0.01%                --                 --
Portfolio turnover rate                                    43%                48%                54%                53%
Net assets, end of period (000's)                $    699,215       $    845,887       $  1,258,399       $  1,041,378
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS A SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.02       $      10.06
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                                0.17               0.04
Net realized and unrealized gain on investments          1.75               0.92
                                                 ------------       ------------
Total from investment operations                         1.92               0.96
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.23)                --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.71       $      11.02
Total return (e)                                        17.53%              9.54%(f)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                             1.31%              1.31%(h)
Net investment income (g)                                1.34%              0.49%(h)
Portfolio turnover rate                                   101%                50%(f)
Net assets, end of period (000's)                $      2,511       $        903
------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS B SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.49       $       9.67
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                         0.07              (0.02)
Net realized and unrealized gain on investments          1.67               0.84
                                                 ------------       ------------
Total from investment operations                         1.74               0.82
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.07)                --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.16       $      10.49
Total return (e)                                        16.64%              8.48%(f)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                             2.06%              2.26%(h)
Net investment income (loss) (g)                         0.60%             (0.27)%(h)
Portfolio turnover rate                                   101%                50%(f)
Net assets, end of period (000's)                $      2,370       $        338
------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS C SHARES                                     2004 (a)          2003 (b)(c)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.47       $       9.67
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                         0.07              (0.05)
Net realized and unrealized gain on investments          1.67               0.85
                                                 ------------       ------------
Total from investment operations                         1.74               0.80
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.07)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.14       $      10.47
Total return (e)                                        16.67%              8.27%(f)(g)
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             2.07%              2.49%(i)
Net investment income (loss) (h)                         0.63%             (0.60)%(i)
Waiver/reimbursement                                       --               0.49%(i)
Portfolio turnover rate                                   101%                50%(f)
Net assets, end of period (000's)                $        291       $         24
--------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS G SHARES                                     2004 (a)          2003 (b)(c)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.50       $       9.21
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.08(d)           (0.04)(d)
Net realized and unrealized gain
  (loss) on investments                                  1.67               1.33
                                                 ------------       ------------
Total from investment operations                         1.75               1.29
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.08)                --
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders            (0.08)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.17       $      10.50
Total return (e)                                        16.67%             14.01%(f)
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             2.06%              2.31%(i)
Net investment income (loss) (h)                         0.64%             (0.47)%(i)
Waiver/reimbursement                                       --                 --
Portfolio turnover rate                                   101%                50%(f)
Net assets, end of period (000's)                $      7,502       $     11,074
--------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS G SHARES                                       2002               2001               2000               1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      12.10       $      16.73       $      18.08       $      16.44
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.19)             (0.10)             (0.15)             (0.15)
Net realized and unrealized gain
  (loss) on investments                                 (2.35)             (1.64)              1.25               2.40
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (2.54)             (1.74)              1.10               2.25
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                 --                 --                 --
From net realized gains                                 (0.35)             (2.89)             (2.45)             (0.61)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.35)             (2.89)             (2.45)             (0.61)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       9.21       $      12.10       $      16.73       $      18.08
Total return (e)                                       (21.85)%           (11.00)%(g)          7.12%(g)          13.81%
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             2.18%              2.13%              2.09%              2.08%
Net investment income (loss) (h)                        (1.15)%            (0.91)%            (0.83)%            (0.87)%
Waiver/reimbursement                                       --               0.02%              0.03%                --
Portfolio turnover rate                                    99%               127%                72%                75%
Net assets, end of period (000's)                $     16,791       $     25,776       $     30,555       $     30,988
-----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Liberty Equity Value Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS T SHARES                                     2004 (a)          2003 (b)(c)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.00       $       9.58
                                                 ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.16(d)            0.03(d)
Net realized and unrealized gain
  (loss) on investments                                  1.76               1.39
                                                 ------------       ------------
Total from investment operations                         1.92               1.42
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.20)                --
In excess of net investment income                         --                 --
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders            (0.20)                --
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.72       $      11.00
Total return (f)                                        17.54%             14.82%(g)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.38%              1.50%(j)
Net investment income (loss) (i)                         1.31%              0.35%(j)
Waiver/reimbursement                                       --                 --
Portfolio turnover rate                                   101%                50%(g)
Net assets, end of period (000's)                $    133,094       $    127,993
-----------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS T SHARES                                       2002               2001               2000               1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      12.48       $      17.05       $      18.28       $      16.50
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.05)             (0.02)             (0.02)             (0.03)
Net realized and unrealized gain
  (loss) on investments                                 (2.50)             (1.66)              1.25               2.42
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (2.55)             (1.68)              1.23               2.39
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                 --              (0.01)                --
In excess of net investment income                         --                 --                 --(e)              --
From net realized gains                                 (0.35)             (2.89)             (2.45)             (0.61)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.35)             (2.89)             (2.46)             (0.61)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       9.58       $      12.48       $      17.05       $      18.28
Total return (f)                                       (21.31)%           (10.27)%(h)          7.83%             14.63%
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.41%              1.39%              1.36%              1.37%
Net investment income (loss) (i)                        (0.38)%            (0.17)%            (0.10)%            (0.16)%
Waiver/reimbursement                                       --               0.01%                --                 --
Portfolio turnover rate                                    99%               127%                72%                75%
Net assets, end of period (000's)                $    123,085       $    180,435       $    226,836       $    258,332
-----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Liberty Equity Value Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                 Columbia Disciplined Value Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS Z SHARES                                     2004 (a)          2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.24       $       9.75
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.20(d)            0.08(d)
Net realized and unrealized gain
  (loss) on investments                                  1.79               1.41
                                                 ------------       ------------
Total from investment operations                         1.99               1.49
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.28)                --
In excess of net investment income                         --                 --
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders            (0.28)                --
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.95       $      11.24
Total return (f)                                        17.86%             15.28%(g)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.06%              1.04%(j)
Net investment income (i)                                1.62%              0.82%(j)
Waiver/reimbursement                                       --                 --
Portfolio turnover rate                                   101%                50%(g)
Net assets, end of period (000's)                $    283,469       $    224,137
----------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS Z SHARES                                       2002               2001               2000               1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      12.65       $      17.17       $      18.35       $      16.51
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.02)              0.02               0.04               0.03
Net realized and unrealized gain
  (loss) on investments                                 (2.53)             (1.65)              1.25               2.42
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (2.55)             (1.63)              1.29               2.45
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                 --              (0.02)                --
In excess of net investment income                         --                 --                 --(e)              --
From net realized gains                                 (0.35)             (2.89)             (2.45)             (0.61)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.35)             (2.89)             (2.47)             (0.61)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       9.75       $      12.65       $      17.17       $      18.35
Total return (f)                                       (20.96)%            (9.91)%             8.22%             15.04%(h)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             0.98%              1.00%              1.00%              1.02%
Net investment income (i)                                0.05%              0.22%              0.26%              0.19%
Waiver/reimbursement                                       --                 --                 --               0.01%
Portfolio turnover rate                                    99%               127%                72%                75%
Net assets, end of period (000's)                $    167,867       $    152,002       $    164,864       $    281,064
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were redesignated Liberty Equity Value Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Not annualized.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS A SHARES                                     2004 (a)          2003 (b)(c)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.83       $       9.28
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.11(e)            0.06(e)
Net realized and unrealized gain
  (loss) on investments, foreign currency
  and foreign capital gains tax                          1.46               1.53
                                                 ------------       ------------
Total from investment operations                         1.57               1.59
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.05)             (0.04)
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders            (0.05)             (0.04)
-----------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --(e)(f)           --
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.35       $      10.83
Total return (g)(h)                                     14.51%             17.23%(i)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.17%              1.38%(k)
Net investment income (loss) (j)                         0.87%              0.69%(k)
Waiver/reimbursement                                     0.26%              0.25%(k)
Portfolio turnover rate                                   100%                66%(i)
Net assets, end of period (000's)                $        872       $        268
-----------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS A SHARES                                       2002               2001               2000             1999 (d)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.19       $      19.53       $      20.98       $      16.85
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.01)(e)          (0.02)              0.46(e)            0.06(e)
Net realized and unrealized gain
  (loss) on investments, foreign currency
  and foreign capital gains tax                         (1.72)             (5.73)             (0.60)              4.79
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (1.73)             (5.75)             (0.14)              4.85
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.18)             (0.31)             (0.12)             (0.15)
From net realized gains                                    --              (2.28)             (1.19)             (0.57)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.18)             (2.59)             (1.31)             (0.72)
----------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --                 --                 --                 --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       9.28       $      11.19       $      19.53       $      20.98
Total return (g)(h)                                    (15.78)%           (33.38)%            (1.34)%            29.73%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.63%              1.44%              1.10%              1.17%
Net investment income (loss) (j)                        (0.11)%             0.01%              2.06%              0.34%
Waiver/reimbursement                                     0.56%              0.33%              0.89%              0.86%
Portfolio turnover rate                                   110%                60%                50%                45%
Net assets, end of period (000's)                $          8       $          9       $         14       $         12
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy International Equity Fund, Prime A shares were redesignated Liberty International Equity Fund, Class A shares.

(d) The Fund began offering Prime A shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Rounds to less than $0.01 per share.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS B SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.75       $       9.22
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.02(e)           (0.03)(e)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                          1.45               1.57
                                                 ------------       ------------
Total from investment operations                         1.47               1.54
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --              (0.01)
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders               --              (0.01)
------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --(e)(f)           --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.22       $      10.75
Total return (g)(h)                                     13.67%             16.71%(i)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.90%              2.37%(k)
Net investment income (loss) (j)                         0.14%             (0.37)%(k)
Waiver/reimbursement                                     0.26%              0.25%(k)
Portfolio turnover rate                                   100%                66%(i)
Net assets, end of period (000's)                $        931       $        250
------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS B SHARES                                       2002               2001               2000             1999 (d)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.11       $      19.37       $      20.85       $      16.85
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.05)(e)          (0.08)              0.29(e)           (0.08)(e)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                         (1.71)             (5.71)             (0.58)              4.78
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (1.76)             (5.79)             (0.29)              4.70
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.13)             (0.19)                --              (0.13)
From net realized gains                                    --              (2.28)             (1.19)             (0.57)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.13)             (2.47)             (1.19)             (0.70)
-----------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       9.22       $      11.11       $      19.37       $      20.85
Total return (g)(h)                                    (16.06)%           (33.72)%            (2.02)%            28.74%
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.97%              1.91%              1.83%              1.89%
Net investment income (loss) (j)                        (0.45)%            (0.46)%             1.33%             (0.38)%
Waiver/reimbursement                                     0.25%              0.28%              0.34%              0.38%
Portfolio turnover rate                                   110%                60%                50%                45%
Net assets, end of period (000's)                $         54       $        280       $        483       $        458
-----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy International Equity Fund, Prime B shares were redesignated Liberty International Equity Fund, Class B shares.

(d) The Fund began offering Prime B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Rounds to less than $0.01 per share.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS C SHARES                                     2004 (a)          2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.71       $       9.33
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                        (0.01)              0.04
Net realized and unrealized gain on investments,
  foreign currency and foreign capital gains tax         1.44               1.35
                                                 ------------       ------------
Total from Investment Operations                         1.43               1.39
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
Total distributions declared to shareholders               --              (0.01)
----------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --(d)(e)           --
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.14       $      10.71
Total return (f)(g)                                     13.35%             14.90%(h)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.95%              2.07%(j)
Net investment income (loss) (i)                        (0.08)%             0.44%(j)
Waiver/reimbursement                                     0.26%              1.68%(h)
Portfolio turnover rate                                   100%                66%
Net assets, end of period (000's)                $        104       $          6
----------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS G SHARES                                     2004 (a)          2003 (b)(c)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.67       $       9.16
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.01)(e)          (0.03)(e)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                          1.46               1.54
                                                 ------------       ------------
Total from investment operations                         1.45               1.51
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                 --
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders               --                 --
----------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --(e)(f)           --
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.12       $      10.67
Total return (g)(h)                                     13.59%             16.48%(i)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.92%              2.41%(k)
Net investment income (loss) (j)                        (0.07)%            (0.31)%(k)
Waiver/reimbursement                                     0.32%              0.49%(k)
Portfolio turnover rate                                   100%                66%(i)
Net assets, end of period (000's)                $      4,873       $      4,976
----------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS G SHARES                                       2002               2001               2000             1999 (d)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.04       $      19.28       $      20.80       $      16.85
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.10)(e)          (0.10)              0.22(e)           (0.09)(e)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                         (1.70)             (5.72)             (0.55)              4.74
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (1.80)             (5.82)             (0.33)              4.65
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.08)             (0.14)                --              (0.13)
From net realized gains                                    --              (2.28)             (1.19)             (0.57)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.08)             (2.42)             (1.19)             (0.70)
-------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       9.16       $      11.04       $      19.28       $      20.80
Total return (g)(h)                                    (16.55)%           (33.95)%            (2.22)%            28.41%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             2.46%              2.34%              2.14%              1.96%
Net investment income (loss) (j)                        (0.94)%            (0.89)%             1.02%             (0.45)%
Waiver/reimbursement                                     0.51%              0.32%              0.50%              0.74%
Portfolio turnover rate                                   110%                60%                50%                45%
Net assets, end of period (000's)                $      4,913       $      6,988       $      8,297       $      2,189
-------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy International Equity Fund, Retail B shares were redesignated Liberty International Equity Fund, Class G shares.

(d) The Fund began issuing Class G shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Rounds to less than $0.01 per share.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS T SHARES                                     2004 (a)          2003 (b)(c)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.78       $       9.24
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.07(d)            0.05(d)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                          1.48               1.55
                                                 ------------       ------------
Total from investment operations                         1.55               1.60
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.01)             (0.06)
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders            (0.01)             (0.06)
-------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --(d)(e)           --
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.32       $      10.78
Total return (f)(g)                                     14.37%             17.45%(h)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.24%              1.55%(j)
Net investment income (i)                                0.61%              0.54%(j)
Waiver/reimbursement                                     0.29%              0.36%(j)
Portfolio turnover rate                                   100%                66%(h)
Net assets, end of period (000's)                $     41,359       $     42,195
-------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS T SHARES                                       2002               2001               2000               1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.16       $      19.44       $      20.86       $      16.75
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.01(d)            0.03               0.41(d)            0.01(d)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                         (1.73)             (5.75)             (0.59)              4.72
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (1.72)             (5.72)             (0.18)              4.73
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.20)             (0.28)             (0.05)             (0.05)
From net realized gains                                    --              (2.28)             (1.19)             (0.57)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.20)             (2.56)             (1.24)             (0.62)
-------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       9.24       $      11.16       $      19.44       $      20.86
Total return (f)(g)                                    (15.75)%           (33.35)%            (1.49)%            29.04%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.42%              1.34%              1.32%              1.48%
Net investment income (i)                                0.10%              0.11%              1.83%              0.03%
Waiver/reimbursement                                     0.37%              0.30%              0.25%              0.25%
Portfolio turnover rate                                   110%                60%                50%                45%
Net assets, end of period (000's)                $     43,095       $     65,749       $    120,351       $     89,327
-------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy International Equity Fund, Retail A shares were redesignated Liberty International Equity Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia International Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS Z SHARES                                     2004 (a)          2003 (b)(c)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.01       $       9.43
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.13(d)            0.10(d)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                          1.50               1.59
                                                 ------------       ------------
Total from investment operations                         1.63               1.69
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.09)             (0.11)
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders            (0.09)             (0.11)
-----------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --(d)(e)           --
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.55       $      11.01
Total return (f)(g)                                     14.81%             18.08%(h)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             0.88%              0.97%(j)
Net investment income (i)                                1.01%              1.11%(j)
Waiver/reimbursement                                     0.26%              0.25%(j)
Portfolio turnover rate                                   100%                66%(h)
Net assets, end of period (000's)                $    437,595       $    346,889
-----------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS Z SHARES                                       2002               2001               2000               1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.36       $      19.74       $      21.18       $      17.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.06(d)            0.07               0.51(d)            0.10(d)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                         (1.74)             (5.82)             (0.60)              4.80
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (1.68)             (5.75)             (0.09)              4.90
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.25)             (0.35)             (0.16)             (0.15)
From net realized gains                                    --              (2.28)             (1.19)             (0.57)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.25)             (2.63)             (1.35)             (0.72)
-------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                   --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       9.43       $      11.36       $      19.74       $      21.18
Total return (f)(g)                                    (15.26)%           (33.00)%            (1.08)%            29.71%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             0.94%              0.90%              0.87%              0.97%
Net investment income (i)                                0.58%              0.55%              2.28%              0.54%
Waiver/reimbursement                                     0.27%              0.26%              0.25%              0.25%
Portfolio turnover rate                                   110%                60%                50%                45%
Net assets, end of period (000's)                $    374,119       $    524,704       $    912,555       $    501,776
-------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty International Equity Fund was renamed the Columbia International Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy International Equity Fund, Trust shares were redesignated Liberty International Equity Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS A SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.22       $      10.08
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               --(e)(f)         0.03(e)
Net realized and unrealized gain
  (loss) on investments                                  0.80               1.16
                                                 ------------       ------------
Total from investment operations                         0.80               1.19
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.01)             (0.05)
In excess of net investment income                         --                 --
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders            (0.01)             (0.05)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.01       $      11.22
Total return (g)                                         7.09%(h)          11.82%(i)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.35%              1.48%(k)
Net investment income (loss) (j)                        (0.02)%             0.37%(k)
Waiver/reimbursement                                       --%(l)             --
Portfolio turnover rate                                   115%                55%(i)
Net assets, end of period (000's)                $      9,304       $      7,570
------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS A SHARES                                       2002               2001               2000             1999 (d)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      12.74       $      16.41       $      16.00       $      14.88
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.03(e)            0.02               0.04               0.11(e)
Net realized and unrealized gain
  (loss) on investments                                 (2.23)             (2.38)              1.34               2.03
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (2.20)             (2.36)              1.38               2.14
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.02)             (0.03)             (0.06)             (0.11)
In excess of net investment income                         --                 --(f)              --                 --
From net realized gains                                 (0.44)             (1.28)             (0.91)             (0.91)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.46)             (1.31)             (0.97)             (1.02)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      10.08       $      12.74       $      16.41       $      16.00
Total return (g)                                       (18.14)%(h)        (15.34)%(h)          9.27%(h)          14.81%(h)
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             1.28%              1.19%              1.14%              1.15%
Net investment income (loss) (j)                         0.25%              0.22%              0.30%              0.66%
Waiver/reimbursement                                     0.24%              0.03%              0.10%              0.15%
Portfolio turnover rate                                    13%                19%                42%                20%
Net assets, end of period (000's)                $         15       $         60       $        156       $        150
------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were redesignated Liberty Large Cap Core Fund, Class A shares.

(d) The Fund began offering Prime A shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Rounds to less than $0.01 per share.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

(l) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS B SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.99       $       9.90
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.09)(e)          (0.04)(e)
Net realized and unrealized gain
  (loss) on investments                                  0.78               1.14
                                                 ------------       ------------
Total from investment operations                         0.69               1.10
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --              (0.01)
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders               --              (0.01)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      11.68       $      10.99
Total return (f)                                         6.28%(g)          11.12%(h)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             2.09%              2.19%(j)
Net investment loss (i)                                 (0.76)%            (0.38)%(j)
Waiver/reimbursement                                       --%(k)             --
Portfolio turnover rate                                   115%                55%(h)
Net assets, end of period (000's)                $      3,425       $      1,755
------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS B SHARES                                       2002               2001               2000             1999 (d)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      12.59       $      16.32       $      15.97       $      14.88
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.06)(e)          (0.07)             (0.07)             (0.01)(e)
Net realized and unrealized gain
  (loss) on investments                                 (2.19)             (2.38)              1.33               2.03
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (2.25)             (2.45)              1.26               2.02
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                 --                 --              (0.02)
From net realized gains                                 (0.44)             (1.28)             (0.91)             (0.91)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.44)             (1.28)             (0.91)             (0.93)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       9.90       $      12.59       $      16.32       $      15.97
Total return (f)                                       (18.75)%(g)        (15.95)%(g)          8.38%(g)          13.98%(g)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             2.02%              1.96%              1.89%              1.90%
Net investment loss (i)                                 (0.49)%            (0.55)%            (0.45)%            (0.09)%
Waiver/reimbursement                                     0.02%              0.04%              0.18%              0.27%
Portfolio turnover rate                                    13%                19%                42%                20%
Net assets, end of period (000's)                $         55       $        109       $        129       $        129
-----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were redesignated Liberty Large Cap Core Fund, Class B shares.

(d) The Fund began offering Prime B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS C SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.99       $      10.21
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                 (0.09)             (0.04)
Net realized and unrealized gain on investments          0.78               0.83
                                                 ------------       ------------
Total from investment operations                         0.69               0.79
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --              (0.01)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      11.68       $      10.99
Total return (e)                                         6.28%(f)           7.74%(g)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             2.09%              2.18%(i)
Net investment loss (h)                                 (0.74)%            (0.42)%(i)
Waiver/reimbursement                                       --%(j)             --
Portfolio turnover rate                                   115%                55%(g)
Net assets, end of period (000's)                $        345       $        223
------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS G SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.89       $       9.82
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.09)(d)          (0.02)(d)
Net realized and unrealized gain
  (loss) on investments                                  0.77               1.10
                                                 ------------       ------------
Total from investment operations                         0.68               1.08
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
In excess of net investment income                         --              (0.01)
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders               --              (0.01)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      11.57       $      10.89
Total return (e)                                         6.24%(f)          11.00%(f)(g)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             2.09%              2.19%(i)
Net investment loss (h)                                 (0.77)%            (0.28)%(i)
Waiver/reimbursement                                     0.02%              0.05%(i)
Portfolio turnover rate                                   115%                55%(g)
Net assets, end of period (000's)                $     16,419       $     28,917
------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS G SHARES                                       2002               2001               2000               1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      12.50       $      16.23       $      15.90       $      14.83
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.06)(d)          (0.09)             (0.10)             (0.04)(d)
Net realized and unrealized gain
  (loss) on investments                                 (2.18)             (2.36)              1.34               2.02
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (2.24)             (2.45)              1.24               1.98
 --------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
In excess of net investment income                         --                 --                 --                 --
From net realized gains                                 (0.44)             (1.28)             (0.91)             (0.91)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.44)             (1.28)             (0.91)             (0.91)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $       9.82       $      12.50       $      16.23       $      15.90
Total return (e)                                       (18.80)%(f)        (16.11)%             8.35%             13.72%(f)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             2.08%              2.05%              2.04%              2.03%
Net investment loss (h)                                 (0.55)%            (0.64)%            (0.60)%            (0.22)%
Waiver/reimbursement                                     0.02%                --                 --               0.01%
Portfolio turnover rate                                    13%                19%                42%                20%
Net assets, end of period (000's)                $     31,407       $     48,512       $     61,857       $     62,366
--------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were redesignated Liberty Large Cap Core Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS T SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.18       $      10.05
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.01)(d)           0.04(d)
Net realized and unrealized gain
  (loss) on investments                                  0.78               1.14
                                                 ------------       ------------
Total from investment operations                         0.77               1.18
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --(e)           (0.05)
In excess of net investment income                         --                 --
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders               --              (0.05)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      11.95       $      11.18
Total return (f)                                         6.92%(g)          11.76%(h)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.40%              1.46%(j)
Net investment income (loss) (i)                        (0.07)%             0.45%(j)
Waiver/reimbursement                                       --%(k)             --
Portfolio turnover rate                                   115%                55%(h)
Net assets, end of period (000's)                $    179,310       $    185,938
------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS T SHARES                                       2002               2001               2000               1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      12.70       $      16.37       $      15.98       $      14.87
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.02(d)            0.02               0.02               0.08(d)
Net realized and unrealized gain
  (loss) on investments                                 (2.22)             (2.39)              1.33               2.02
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (2.20)             (2.37)              1.35               2.10
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.01)             (0.02)             (0.05)             (0.08)
In excess of net investment income                         --                 --(e)              --(e)              --
From net realized gains                                 (0.44)             (1.28)             (0.91)             (0.91)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.45)             (1.30)             (0.96)             (0.99)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      10.05       $      12.70       $      16.37       $      15.98
Total return (f)                                       (18.16)%(g)        (15.46)%(g)          9.06%(g)          14.56%(g)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.35%              1.34%              1.28%              1.28%
Net investment income (loss) (i)                         0.18%              0.07%              0.16%              0.53%
Waiver/reimbursement                                     0.01%              0.02%              0.09%              0.10%
Portfolio turnover rate                                    13%                19%                42%                20%
Net assets, end of period (000's)                $    180,269       $    259,884       $    217,423       $    232,110
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were redesignated Liberty Large Cap Core Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Large Cap Core Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS Z SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.25       $      10.11
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.03(d)            0.08(d)
Net realized and unrealized gain
  (loss) on investments                                  0.79               1.15
                                                 ------------       ------------
Total from investment operations                         0.82               1.23
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.02)             (0.09)
In excess of net investment income                         --                 --
From net realized gains                                    --                 --
                                                 ------------       ------------
Total distributions declared to shareholders            (0.02)             (0.09)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.05       $      11.25
Total return (f)                                         7.28%(g)          12.20%(h)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.07%              1.03%(j)
Net investment income (i)                                0.26%              0.89%(j)
Waiver/reimbursement                                       --%(k)             --
Portfolio turnover rate                                   115%                55%(h)
Net assets, end of period (000's)                $    175,124       $    190,195
------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS Z SHARES                                       2002               2001               2000               1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      12.77       $      16.43       $      16.02       $      14.90
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.07(d)            0.06               0.08               0.13(d)
Net realized and unrealized gain
  (loss) on investments                                 (2.23)             (2.39)              1.32               2.02
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (2.16)             (2.33)              1.40               2.15
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.06)             (0.05)             (0.08)             (0.12)
In excess of net investment income                         --                 --(e)              --(e)              --
From net realized gains                                 (0.44)             (1.28)             (0.91)             (0.91)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (0.50)             (1.33)             (0.99)             (1.03)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      10.11       $      12.77       $      16.43       $      16.02
Total return (f)                                       (17.85)%(g)        (15.12)%             9.38%             14.85%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             0.97%              0.97%              1.00%              1.05%
Net investment income (i)                                0.56%              0.44%              0.44%              0.76%
Waiver/reimbursement                                     0.03%                --                 --                 --
Portfolio turnover rate                                    13%                19%                42%                20%
Net assets, end of period (000's)                $    340,496       $    460,302       $    678,398       $    309,106
-------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were redesignated Liberty Large Cap Core Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS A SHARES                                     2004 (a)          2003 (b)(c)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      15.30       $      12.64
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.07)(e)          (0.04)(e)
Net realized and unrealized gain
  (loss) on investments                                  2.75               3.35
                                                 ------------       ------------
Total from investment operations                         2.68               3.31
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                 --
From net realized gains                                 (0.44)             (0.65)
                                                 ------------       ------------
Total distributions declared to shareholders            (0.44)             (0.65)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      17.54       $      15.30
Total return (f)(g)                                     17.73%             27.25%(h)
 -----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.15%              1.24%(j)
Net investment income (loss) (i)                        (0.40)%            (0.28)%(j)
Waiver/reimbursement                                       --%(k)           0.02%(j)
Portfolio turnover rate                                    26%                19%(h)
Net assets, end of period (000's)                $    211,502       $     57,462
-----------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS A SHARES                                       2002               2001               2000             1999 (d)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.05       $      14.33       $      13.04       $      13.59
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.03)(e)           0.02(e)            0.05(e)            0.03
Net realized and unrealized gain
  (loss) on investments                                 (0.07)              1.61               2.64               0.73
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (0.10)              1.63               2.69               0.76
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --              (0.04)             (0.04)             (0.04)
From net realized gains                                 (1.31)             (1.87)             (1.36)             (1.27)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (1.31)             (1.91)             (1.40)             (1.31)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.64       $      14.05       $      14.33       $      13.04
Total return (f)(g)                                     (1.73)%            12.87%             22.26%              5.80%
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.29%              1.23%              1.16%              1.18%
Net investment income (loss) (i)                        (0.19)%             0.17%              0.36%              0.26%
Waiver/reimbursement                                     0.01%              0.04%              0.16%              0.22%
Portfolio turnover rate                                    23%                46%                43%                42%
Net assets, end of period (000's)                $        210       $        168       $        189       $        175
------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Liberty Small Cap Fund, Class A shares.

(d) The Fund began offering Prime B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS B SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.75       $      12.31
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.19)(e)          (0.15)(e)
Net realized and unrealized gain
  (loss) on investments                                  2.67               3.24
                                                 ------------       ------------
Total from investment operations                         2.48               3.09
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 (0.34)             (0.65)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      16.89       $      14.75
Total Return (f)(g)                                     16.96%             26.14%(h)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.90%              2.10%(j)
Net investment loss (i)                                 (1.15)%            (1.14)%(j)
Waiver/reimbursement                                       --%(k)           0.02%(j)
Portfolio turnover rate                                    26%                19%(h)
Net assets, end of period (000's)                $     40,170       $     11,122
------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS B SHARES                                       2002               2001               2000             1999 (d)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      13.82       $      14.19       $      12.98       $      13.59
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.14)(e)          (0.10)(e)          (0.05)(e)          (0.05)
Net realized and unrealized gain
  (loss) on investments                                 (0.06)              1.60               2.62               0.71
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (0.20)              1.50               2.57               0.66
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 (1.31)             (1.87)             (1.36)             (1.27)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.31       $      13.82       $      14.19       $      12.98
Total Return (f)(g)                                     (2.55)%            11.91%             21.46%              4.96%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             2.12%              2.08%              1.93%              1.93%
Net investment loss (i)                                 (1.02)%            (0.68)%            (0.41)%            (0.49)%
Waiver/reimbursement                                     0.01%              0.07%              0.53%              0.56%
Portfolio turnover rate                                    23%                46%                43%                42%
Net assets, end of period (000's)                $        282       $        198       $        170       $        190
-------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Liberty Small Cap Fund, Class B shares.

(d) The Fund began offering Prime B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR             PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS C SHARES                                     2004 (a)         2003 (a)(c)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.77       $      12.55
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                 (0.19)             (0.14)
Net realized and unrealized gain on investments          2.67               3.01
                                                 ------------       ------------
Total from investment operations                         2.48               2.87
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 (0.34)             (0.65)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      16.91       $      14.77
Total return (e)(f)                                     16.94%             23.90%(g)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             1.90%              2.03%(i)
Net investment loss (h)                                 (1.15)%            (1.10)%(i)
Waiver/reimbursement                                       --%(j)           0.02%(i)
Portfolio turnover rate                                    26%                19%(g)
Net assets, end of period (000's)                $     64,686       $     12,670
---------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS G SHARES                                     2004 (a)         2003 (a)(c)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.63       $      12.22
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.18)(e)          (0.12)(e)
Net realized and unrealized gain
  (loss) on investments                                  2.64               3.18
                                                 ------------       ------------
Total from investment operations                         2.46               3.06
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 (0.34)             (0.65)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      16.75       $      14.63
Total return (f)                                        16.97%(g)          26.09%(g)(h)
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.87%              2.10%(j)
Net investment loss (i)                                 (1.11)%            (1.03)%(j)
Waiver/reimbursement                                       --%(k)           0.02%(j)
Portfolio turnover rate                                    26%                19%(h)
Net assets, end of period (000's)                $     10,952       $     10,353
---------------------------------------------------------------------------------------




                                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS G SHARES                                      2002               2001               2000              1999(d)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      13.72       $      14.13       $      12.96       $      13.59
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.14)(e)          (0.11)(e)          (0.10)(e)          (0.04)
Net realized and unrealized gain
  (loss) on investments                                 (0.05)              1.57               2.63               0.68
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (0.19)              1.46               2.53               0.64
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                 (1.31)             (1.87)             (1.36)             (1.27)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.22       $      13.72       $      14.13       $      12.96
Total return (f)                                        (2.49)%(g)         11.73%             21.06%(g)           4.80%(g)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             2.12%              2.21%              2.23%              2.10%
Net investment loss (i)                                 (1.02)%            (0.80)%            (0.71)%            (0.66)%
Waiver/reimbursement                                     0.01%                --               0.18%              0.78%
Portfolio turnover rate                                    23%                46%                43%                42%
Net assets, end of period (000's)                $      9,046       $      5,278       $      2,838       $      1,637
-------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Liberty Small Cap Fund, Class G shares.

(d) The Fund began offering Retail B shares on November 1, 1998.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                      YEAR            PERIOD
                                                     ENDED             ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS T SHARES                                      2004 (a)         2003 (a)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      15.16       $      12.55
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.08)(d)          (0.03)(d)
Net realized and unrealized gain
  (loss) on investments                                  2.74               3.29
                                                 ------------       ------------
Total from investment operations                         2.66               3.26
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --                 --
From net realized gains                                 (0.42)             (0.65)
                                                 ------------       ------------
Total distributions declared to shareholders            (0.42)             (0.65)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      17.40       $      15.16
Total return (f)                                        17.73%(g)          27.03%(g)(h)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.21%              1.34%(j)
Net investment income (loss) (i)                        (0.45)%            (0.26)%(j)
Waiver/reimbursement                                       --%(k)           0.02%(j)
Portfolio turnover rate                                    26%                19%(h)
Net assets, end of period (000's)                $    146,752       $    134,455
------------------------------------------------------------------------------------




                                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS T SHARES                                       2002               2001               2000               1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      13.96       $      14.25       $      12.98       $      13.53
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.03)(d)             --(d)(e)         0.01(d)            0.02
Net realized and unrealized gain
  (loss) on investments                                 (0.07)              1.59               2.63               0.73
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (0.10)              1.59               2.64               0.75
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --              (0.01)             (0.01)             (0.03)
From net realized gains                                 (1.31)             (1.87)             (1.36)             (1.27)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (1.31)             (1.88)             (1.37)             (1.30)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.55       $      13.96       $      14.25       $      12.98
Total return (f)                                        (1.75)%(g)         12.66%             21.96%(g)           5.68%(g)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.33%              1.42%              1.44%              1.31%
Net investment income (loss) (i)                        (0.23)%            (0.02)%             0.08%              0.13%
Waiver/reimbursement                                     0.01%                --               0.11%              0.28%
Portfolio turnover rate                                    23%                46%                43%                42%
Net assets, end of period (000's)                $    115,468       $    100,159       $     87,457       $     80,870
--------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Liberty Small Cap Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                         Columbia Small Cap Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR             PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS Z SHARES                                     2004 (a)          2003 (b)(c)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      15.45       $      12.75
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.03)(d)           0.02(d)
Net realized and unrealized gain
  (loss) on investments                                  2.80               3.34
                                                 ------------       ------------
Total from investment operations                         2.77               3.36
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 --              (0.01)
From net realized gains                                 (0.49)             (0.65)
                                                 ------------       ------------
Total distributions declared to shareholders            (0.49)             (0.66)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      17.73       $      15.45
Total return (e)                                        18.12%(f)          27.44%(f)(g)
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             0.90%              0.92%(i)
Net investment income (loss) (h)                        (0.15)%             0.14%(i)
Waiver/reimbursement                                       --%(j)           0.02%(i)
Portfolio turnover rate                                    26%                19%(g)
Net assets, end of period (000's)                $  1,101,312       $    789,666
----------------------------------------------------------------------------------------




                                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS Z SHARES                                      2002               2001               2000               1999
-----------------------------------------------------------------------------------------------------------------------
CLASS Z SHARES
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.11       $      14.38       $      13.07       $      13.61
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.03(d)            0.07(d)            0.08(d)            0.05
Net realized and unrealized gain
  (loss) on investments                                 (0.07)              1.60               2.65               0.74
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (0.04)              1.67               2.73               0.79
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.01)             (0.07)             (0.06)             (0.06)
From net realized gains                                 (1.31)             (1.87)             (1.36)             (1.27)
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders            (1.32)             (1.94)             (1.42)             (1.33)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      12.75       $      14.11       $      14.38       $      13.07
Total return (e)                                        (1.26)%(f)         13.20%             22.62%              6.02%
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             0.90%              0.92%              0.94%              0.97%
Net investment income (loss) (h)                         0.20%              0.48%              0.58%              0.47%
Waiver/reimbursement                                     0.01%                --                 --                 --
Portfolio turnover rate                                    23%                46%                43%                42%
Net assets, end of period (000's)                $    485,197       $    425,687       $    332,703       $    255,268
-----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were redesignated Liberty Small Cap Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR             PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS A SHARES                                     2004 (a)          2003 (b)(c)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.10       $      11.74
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                 (0.19)             (0.17)
Net realized and unrealized gain on investments          2.03               2.53
                                                 ------------       ------------
Total from investment operations                         1.84               2.36
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      15.94       $      14.10
Total return (e)                                        13.05%(f)          20.10%(g)
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             1.35%              1.62%(i)
Net investment loss (h)                                 (1.16)%            (1.42)%(i)
Waiver/reimbursement                                     0.01%                --
Portfolio turnover rate                                    54%               123%(g)
Net assets, end of period (000's)                $      4,586       $        384
--------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR              PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS B SHARES                                     2004 (a)         2003 (b)(c)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      13.26       $      11.13
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                 (0.29)             (0.25)
Net realized and unrealized gain on investments          1.91               2.38
                                                 ------------       ------------
Total from investment operations                         1.62               2.13
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      14.88       $      13.26
Total return (e)                                        12.22%(f)          19.14%(g)
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             2.09%              2.47%(i)
Net investment loss (h)                                 (1.90)%            (2.24)%(i)
Waiver/reimbursement                                     0.01%                --
Portfolio turnover rate                                    54%               123%(g)
Net assets, end of period (000's)                $      1,826       $        203
--------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR             PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS C SHARES                                     2004 (a)          2003 (b)(c)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      13.22       $      11.13
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (d)                                 (0.29)             (0.29)
Net realized and unrealized gain on investments          1.91               2.38
                                                 ------------       ------------
Total from investment operations                         1.62               2.09
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      14.84       $      13.22
Total return (e)                                        12.25%(f)          18.78%(g)
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                             2.09%              2.84%(i)
Net investment loss (h)                                 (1.90)%            (2.59)%(i)
Waiver/reimbursement                                     0.01%                --
Portfolio turnover rate                                    54%               123%(g)
Net assets, end of period (000's)                $        982       $         56
--------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR             PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS G SHARES                                     2004 (a)          2003 (b)(c)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      13.24       $      10.65
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.30)(d)          (0.25)(d)
Net realized and unrealized gain
  (loss) on investments                                  1.91               2.84
                                                 ------------       ------------
Total from investment operations                         1.61               2.59
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --                 --
In excess of net realized gains                            --                 --
                                                 ------------       ------------
Total distributions declared to shareholders               --                 --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      14.85       $      13.24
Total return (f)                                        12.16%(g)          24.32%(h)
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             2.16%              2.53%(j)
Net investment loss (i)                                 (1.98)%            (2.34)%(j)
Waiver/reimbursement                                     0.01%                --
Portfolio turnover rate                                    54%               123%(h)
Net assets, end of period (000's)                $      4,565       $      6,651
--------------------------------------------------------------------------------------



                                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS G SHARES                                      2002               2001               2000               1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.30       $      21.10       $      15.31       $      13.39
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.27)(d)          (0.25)             (0.37)             (0.34)
Net realized and unrealized gain
  (loss) on investments                                 (3.38)             (3.15)              6.16               2.26
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (3.65)             (3.40)              5.79               1.92
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --              (3.40)                --                 --
In excess of net realized gains                            --                 --(e)              --                 --
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders               --              (3.40)                --                 --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      10.65       $      14.30       $      21.10       $      15.31
Total return (f)                                       (25.52)%(g)        (17.66)%            37.82%(g)          14.34%(g)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             2.29%              2.25%              2.24%              2.16%
Net investment loss (i)                                 (1.97)%            (1.74)%            (1.79)%            (2.04)%
Waiver/reimbursement                                     0.03%                --               0.01%              0.16%
Portfolio turnover rate                                    96%                75%                91%               105%
Net assets, end of period (000's)                $      9,148       $     15,190       $     18,936       $     12,212
-----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Liberty Small Company Equity Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR             PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS T SHARES                                     2004 (a)          2003 (b)(c)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.09       $      11.23
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.20)(d)          (0.15)(d)
Net realized and unrealized gain
  (loss) on investments                                  2.03               3.01
                                                 ------------       ------------
Total from investment operations                         1.83               2.86
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --                 --
In excess of net realized gains                            --                 --
                                                 ------------       ------------
Total distributions declared to shareholders               --                 --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      15.92       $      14.09
Total return (f)                                        12.99%(g)          25.47%(g)(h)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.41%              1.54%(j)
Net investment loss (i)                                 (1.23)%            (1.35)%(j)
Waiver/reimbursement                                     0.02%              0.05%(j)
Portfolio turnover rate                                    54%               123%(h)
Net assets, end of period (000's)                $     68,359       $     66,780
------------------------------------------------------------------------------------




                                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS T SHARES                                      2002               2001               2000               1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.95       $      21.75       $      15.66       $      13.63
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.16)(d)          (0.17)             (0.22)             (0.23)
Net realized and unrealized gain
  (loss) on investments                                 (3.56)             (3.23)              6.31               2.26
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (3.72)             (3.40)              6.09               2.03
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --              (3.40)                --                 --
In excess of net realized gains                            --                 --(e)              --                 --
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders               --              (3.40)                --                 --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      11.23       $      14.95       $      21.75       $      15.66
Total return (f)                                       (24.88)%(g)        (17.03)%            38.89%             14.89%(g)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.46%              1.42%              1.44%              1.53%
Net investment loss (i)                                 (1.14)%            (0.91)%            (0.99)%            (1.41)%
Waiver/reimbursement                                     0.03%                --                 --               0.01%
Portfolio turnover rate                                    96%                75%                91%               105%
Net assets, end of period (000's)                $     57,537       $     84,332       $    125,427       $     87,921
----------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail A shares were redesignated Liberty Small Company Equity Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                              Columbia Small Company Equity Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     YEAR             PERIOD
                                                    ENDED              ENDED
                                                 SEPTEMBER 30,      SEPTEMBER 30,
CLASS Z SHARES                                     2004 (a)          2003 (b)(c)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      14.85       $      11.79
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.15)(d)          (0.11)(d)
Net realized and unrealized gain
  (loss) on investments                                  2.14               3.17
                                                 ------------       ------------
Total from investment operations                         1.99               3.06
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --                 --
In excess of net realized gains                            --                 --
                                                 ------------       ------------
Total distributions declared to shareholders               --                 --
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      16.84       $      14.85
Total return (f)                                        13.40%(g)          25.95%(h)
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.08%              1.12%(j)
Net investment loss (i)                                 (0.90)%            (0.93)%(j)
Waiver/reimbursement                                     0.01%                --
Portfolio turnover rate                                    54%               123%(h)
Net assets, end of period (000's)                $    300,109       $    293,603
----------------------------------------------------------------------------------------




                                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
CLASS Z SHARES                                      2002               2001               2000               1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      15.63       $      22.48       $      16.13       $      13.96
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.11)(d)          (0.10)             (0.12)             (0.16)
Net realized and unrealized gain
  (loss) on investments                                 (3.73)             (3.35)              6.47               2.33
                                                 ------------       ------------       ------------       ------------
Total from investment operations                        (3.84)             (3.45)              6.35               2.17
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --              (3.40)                --                 --
In excess of net realized gains                            --                 --(e)              --                 --
                                                 ------------       ------------       ------------       ------------
Total distributions declared to shareholders               --              (3.40)                --                 --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $      11.79       $      15.63       $      22.48       $      16.13
Total return (f)                                       (24.62)%(g)        (16.63)%            39.43%             15.54%
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                             1.04%              1.03%              1.03%              1.12%
Net investment loss (i)                                 (0.72)%            (0.52)%            (0.58)%            (1.00)%
Waiver/reimbursement                                     0.01%                --                 --                 --
Portfolio turnover rate                                    96%                75%                91%               105%
Net assets, end of period (000's)                $    217,377       $    318,414       $    422,579       $    233,326
----------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Small Company Equity Fund was renamed the Columbia Small Company Equity Fund.

(b) The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 18, 2002, the Galaxy Small Company Equity Fund, Trust shares were redesignated Liberty Small Company Equity Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ________________________
                                                           Columbia Equity Funds

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST XI AND THE SHAREHOLDERS OF:
     COLUMBIA ASSET ALLOCATION FUND
     COLUMBIA LARGE CAP GROWTH FUND
     COLUMBIA DISCIPLINED VALUE FUND
     COLUMBIA INTERNATIONAL EQUITY FUND
     COLUMBIA LARGE CAP CORE FUND
     COLUMBIA SMALL CAP FUND
     COLUMBIA SMALL COMPANY EQUITY FUND

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the above Funds (the "Funds") at September 30, 2004, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements and financial highlights of the Funds as of September 30, 2003 and for fiscal periods ending on or prior to September 30, 2003 were audited by other independent accountants, whose report dated November 14, 2003 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2004

UNAUDITED INFORMATION __________________________________________________________
                                                           Columbia Equity Funds

FEDERAL INCOME TAX INFORMATION

COLUMBIA ASSET ALLOCATION FUND

For non-corporate shareholders 60.02%, of the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2003 to September 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

43.43% of the ordinary income distributed by the Fund for the year ended September 30, 2004, qualifies for the corporate dividends received deduction.

COLUMBIA LARGE CAP GROWTH FUND

For non-corporate shareholders 100.00%, of the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2003 to September 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

100.00% of the ordinary income distributed by the Fund for the year ended September 30, 2004, qualifies for the corporate dividends received deduction.

COLUMBIA DISCIPLINED VALUE FUND

For non-corporate shareholders 100.00%, of the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2003 to September 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

100.00% of the ordinary income distributed by the Fund for the year ended September 30, 2004, qualifies for the corporate dividends received deduction.

COLUMBIA INTERNATIONAL EQUITY FUND

Foreign taxes paid during the fiscal year ended September 30,2004, amounting to $2,487,860 ($0.06 per share) are expected to be passed through to shareholders as 100.00% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2004.

Gross income derived from sources within foreign countries amounted to $9,510,340 ($0.25) for the fiscal year ended September 30, 2004.

For non-corporate shareholders 100.00%, of the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2003 to September 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

COLUMBIA LARGE CAP CORE FUND

For the fiscal year ended September 30, 2004, the Fund designates long-term capital gains of $13,248,184.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2003 to September 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099 Div Form.

100.00% of the ordinary income distributed by the Fund for the year ended September 30, 2004, qualifies for the corporate dividends received deduction.

COLUMBIA SMALL CAP FUND

For the fiscal year ended September 30, 2004, the Fund designates long-term capital gains of $71,905,830.

For non-corporate shareholders 49.86%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2003 to September 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

60.73% of the ordinary income distributed by the Fund for the year ended September 30, 2004, qualifies for the corporate dividends received deduction.

TRUSTEES _______________________________________________________________________
                                                           Columbia Equity Funds

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.



NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE (1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (AGE 49)                     Executive Vice President - Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                 (formerly President of UAL Loyalty Services (airline) from September 2001 to December
Chicago, IL 60666                              2002; Executive Vice President and Chief Financial Officer of United Airlines from
Trustee (since 1996)                           March 1999 to September 2001; Senior Vice President - Finance from March 1993 to
                                               July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)
                                               -------------------------------------------------------------------------------------

JANET LANGFORD KELLY (AGE 46)                  Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                        Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                        President, Kmart Holding Corporation (consumer goods), from September 2003 to March
Trustee (since 1996)                           2004; Executive Vice President-Corporate  Development and Administration, General
                                               Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to
                                               August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                               Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to
                                               September 1999). Oversees 118, None
                                               -------------------------------------------------------------------------------------

RICHARD W. LOWRY (AGE 68)                      Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                         U.S. Plywood Corporation (building products manufacturer)). Oversees 120 3, None
Vero Beach, FL 32963
Trustee (since 1995)
                                               -------------------------------------------------------------------------------------

CHARLES R. NELSON (AGE 62)                     Professor of Economics, University of Washington, since January 1976; Ford and Louisa
Department of Economics                        Van Voorhis Professor of Political Economy, University of Washington, since September
University of Washington                       1993 (formerly Director, Institute for Economic Research, University of Washington
Seattle, WA 98195                              from September 2001 to June 2003) Adjunct Professor of Statistics, University of
Trustee (since 1981)                           Washington, since September 1980; Associate Editor, Journal of Money Credit and
                                               Banking, since September 1993; consultant on econometric and statistical matters.
                                               Oversees 118, None
                                               -------------------------------------------------------------------------------------

JOHN J. NEUHAUSER (AGE 61)                     Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                (formerly Dean, Boston College School of Management from September 1977 to September
Chestnut Hill, MA 02467-3838                   1999). Oversees 1213, 4, Saucony, Inc. (athletic footwear)
Trustee (since 1985)
                                               -------------------------------------------------------------------------------------

PATRICK J. SIMPSON (AGE 60)                    Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                               -------------------------------------------------------------------------------------


________________________________________________________________________________
                                                           Columbia Equity Funds



NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE (1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (AGE 68)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                         College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                Oversees 118, None.
Trustee (since 1998)
                                               -------------------------------------------------------------------------------------

THOMAS C. THEOBALD (AGE 67)                    Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since
303 W. Madison                                 September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                     (private equity investing) from September 1994 to September 2004). Oversees 118,
Chicago, IL 60606                              Anixter International (network support equipment distributor); Ventas, Inc. (real
Trustee and Chairman of the Board 5            estate investment trust); Jones Lang LaSalle (real estate management services) and
(since 1996)                                   Ambac Financial Group (financial guaranty insurance)
                                               -------------------------------------------------------------------------------------

ANNE-LEE VERVILLE (AGE 59)                     Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                         Corporation (computer and technology) from 1994 to 1997). Oversees 1194, Chairman
Hopkinton, NH 03229                            of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
Trustee (since 1998)                           giftware and collectibles)
                                               -------------------------------------------------------------------------------------

RICHARD L. WOOLWORTH (AGE 63)                  Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                   Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                             BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company).
Trustee (since 1991)                           Oversees 118, Northwest Natural Gas Co. (natural gas service provider)
                                               -------------------------------------------------------------------------------------

INTERESTED TRUSTEE

WILLIAM E. MAYER 2 (Age 64)                    Managing Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                                (formerly Founding Partner, Development Capital LLC from November 1996 to February
Suite 3204                                     1999). Oversees 1203, Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                             service provider); First Health (healthcare); Reader's Digest (publishing);
Trustee (since 1994)                           OPENFIELD Solutions (retail industry technology provider)
                                               -------------------------------------------------------------------------------------

1 In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

3 Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

4 Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

5  Mr. Theobald was appointed as Chairman of the Board effective December 10,
   2003.

OFFICERS _______________________________________________________________________
                                                           Columbia Equity Funds



NAME, ADDRESS AND AGE, POSITION WITH
COLUMBIA FUNDS, YEAR FIRST ELECTED OR
APPOINTED TO OFFICE                            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (AGE 47)                 President of the Columbia Funds since October 2004 (formerly President and Chief
One Financial Center                           Executive Officer, CDC IXIS Asset Management Services, Inc. from September 1998 to
Boston, MA 02111                               August 2004).
President (since 2004)
                                               -------------------------------------------------------------------------------------

J. KEVIN CONNAUGHTON (AGE 40)                  Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                           2000; Vice President of the Advisor since April 2003 (formerly President of the
Boston, MA 02111                               Columbia Funds from February 2004 to October 2004; Chief Accounting Officer and
Treasurer (since 2000)                         Controller of the Liberty Funds and of the Liberty All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy Funds since September 2002; Treasurer,
                                               Columbia Management Multi-Strategy Hedge Fund, LLC since December 2002 (formerly Vice
                                               President of Colonial Management Associates, Inc. from February 1998 to October
                                               2000).
                                               -------------------------------------------------------------------------------------

MARY JOAN HOENE (AGE 54)                       Senior Vice President and Chief Compliance Officer of the Columbia Funds since August
40 West 57th Street                            2004; Chief Compliance Officer of the Liberty All-Star Funds since August 2004
New York, NY 10019                             (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to August 2004;
Senior Vice President and                      Counsel, Carter, Ledyard & Milburn LLP from November 1999 to December 2000; Vice
Chief Compliance Officer                       President and Counsel, Equitable Life Assurance Society of the United States from
(since 2004)                                   April 1998 to November 1999).
                                               -------------------------------------------------------------------------------------

MICHAEL G. CLARKE (AGE 34)                     Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                           since October 2004 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                               All-Star Funds from May 2004 to October 2004; Assistant Treasurer from June, 2002 to
Chief Accounting Officer                       May 2004; Vice President, Product Strategy & Development of the Liberty Funds Group
(since 2004)                                   from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds and of the
                                               Liberty All-Star Funds from August 1999 to February 2001; Audit Manager, Deloitte &
                                               Touche LLP from May 1997 to August 1999).
                                               -------------------------------------------------------------------------------------

JEFFREY R. COLEMAN (AGE 34)                    Controller of the Columbia Funds and of the Liberty All-Star Funds since October 2004
One Financial Center                           (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy
Boston, MA 02111                               Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February 2003 to
Controller (since 2004)                        September 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc.
                                               and Assistant Treasurer of the CDC Nvest Funds from August 2000 to February 2003;
                                               Tax Manager of PFPC, Inc. from November 1996 to August 2000).
                                               -------------------------------------------------------------------------------------

DAVID A. ROZENSON (AGE 50)                     Secretary of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                           2003; Senior Counsel, Bank of America Corporation (formerly FleetBoston Financial
Boston, MA 02111                               Corporation) since January 1996; Associate General Counsel, Columbia Management
Secretary (since 2003)                         Group since November 2002.
                                               -------------------------------------------------------------------------------------


IMPORTANT INFORMATION ABOUT THIS REPORT ________________________________________
                                                           Columbia Equity Funds

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the funds' independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the funds for the fiscal year ended September 30, 2004.

Columbia Funds _________________________________________________________________
                                                           Columbia Equity Funds

                      LARGE GROWTH      Columbia Common Stock*
                                        Columbia Growth*
                                        Columbia Growth Stock
                                        Columbia Large Cap Growth
                                        Columbia Tax-Managed Growth
                                        Columbia Tax-Managed Growth II
                                        Columbia Young Investor
                                        ----------------------------------------

                       LARGE VALUE      Columbia Disciplined Value
                                        Columbia Growth & Income
                                        Columbia Large Cap Core
                                        Columbia Tax-Managed Value
                                        ----------------------------------------

                     MIDCAP GROWTH      Columbia Acorn Select
                                        Columbia Mid Cap Growth
                                        Columbia Tax-Managed Aggressive Growth**
                                        ----------------------------------------

                      MIDCAP VALUE      Columbia Dividend Income
                                        Columbia Mid Cap
                                        Columbia Strategic Investor
                                        ----------------------------------------

                      SMALL GROWTH      Columbia Acorn
                                        Columbia Acorn USA
                                        Columbia Small Company Equity
                                        ----------------------------------------

                       SMALL VALUE      Columbia Small Cap
                                        Columbia Small Cap Value
                                        ----------------------------------------

                          BALANCED      Columbia Asset Allocation
                                        Columbia Balanced
                                        Columbia Liberty Fund
                                        ----------------------------------------

                         SPECIALTY      Columbia Real Estate Equity
                                        Columbia Technology
                                        Columbia Utilities
                                        ----------------------------------------

              TAXABLE FIXED-INCOME      Columbia Contrarian Income*
                                        Columbia Corporate Bond*
                                        Columbia Federal Securities
                                        Columbia Fixed Income Securities
                                        Columbia High Yield
                                        Columbia High Yield Opportunities
                                        Columbia Income
                                        Columbia Intermediate Bond
                                        Columbia Intermediate Government Income
                                        Columbia Quality Plus Bond
                                        Columbia Short Term Bond
                                        Columbia Strategic Income
                                        ----------------------------------------

                        TAX EXEMPT      Columbia High Yield Municipal
                                        Columbia Intermediate Tax-Exempt Bond
                                        Columbia Managed Municipals
                                        Columbia National Municipal Bond
                                        Columbia Tax-Exempt
                                        Columbia Tax-Exempt Insured

________________________________________________________________________________
                                                           Columbia Equity Funds

                                        ----------------------------------------
           SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                        Columbia Connecticut Intermediate
                                         Municipal Bond
                                        Columbia Connecticut Tax-Exempt
                                        Columbia Florida Intermediate Municipal
                                         Bond
                                        Columbia Massachusetts Intermediate
                                         Municipal Bond
                                        Columbia Massachusetts Tax-Exempt
                                        Columbia New Jersey Intermediate
                                         Municipal Bond
                                        Columbia New York Intermediate
                                         Municipal Bond
                                        Columbia New York Tax-Exempt
                                        Columbia Oregon Municipal Bond
                                        Columbia Pennsylvania Intermediate
                                         Municipal Bond
                                        Columbia Rhode Island Intermediate
                                         Municipal Bond
                                        ----------------------------------------

                      MONEY MARKET      Columbia Money Market
                                        Columbia Municipal Money Market
                                        ----------------------------------------

              INTERNATIONAL/GLOBAL      Columbia Acorn International
                                        Columbia Acorn International Select
                                        Columbia Europe**
                                        Columbia Global Equity
                                        Columbia International Equity*
                                        Columbia International Stock
                                        Columbia Newport Asia Pacific**
                                        Columbia Newport Greater China
                                        Columbia Newport Tiger
                                        ----------------------------------------

                             INDEX      Columbia Large Company Index
                                        Columbia Small Company Index
                                        Columbia U.S. Treasury Index

* The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.

** The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the liquidation, which will take effect on December 10, 2004.

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory and distributor subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

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fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Equity Funds  Annual Report, September 30, 2004

                                                              PRSRT STD
                                                            U.S. Postage
                                                                PAID
                                                            Holliston, MA
                                                            Permit NO. 20

[LOGO] COLUMBIAFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
       ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
       800.426.3750 WWW.COLUMBIAFUNDS.COM

                                                  G-02/980S-0904 (11/04) 04/3396

                                COLUMBIA DIVIDEND
                                   INCOME FUND

                                  Annual Report
                               September 30, 2004



[photo of woman reading]




[LOGO]:
COLUMBIA FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

Table of Contents

Fund Profile..........................  1

Performance Information...............  2

Understanding Your Expenses...........  3

Economic Update........................ 4

Portfolio Managers' Report............  5

Investment Portfolio..................  7

Statement of Assets and Liabilities... 11

Statement of Operations............... 12

Statement of Changes in Net Assets.... 13

Notes to Financial Statements......... 16

Financial Highlights.................. 22

Report of Independent
Registered Public Accounting Firm..... 28

Unaudited Information................. 29

Trustees.............................. 30

Officers.............................. 32

Important Information
About This Report..................... 33




President's Message
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

Dear Shareholder:
Your fund's legal and management team here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

o The Board of Trustees appointed Mary Joan Hoene as Chief Compliance Officer of Columbia Funds. In this role, Ms. Hoene will report directly to the Board of Trustees and will work with the Board of Trustees as well as the senior leadership of Columbia Management, the investment management arm of Bank of America, and with Bank of America's principal compliance executives. She will focus on the overall compliance program of the funds and the responsibility and performance of the fund's service providers.

     Prior to her appointment, Ms. Hoene was a partner in the law firm of Carter, Ledyard & Milburn, LLP. Previously she also served as associate director and deputy director for the Securities and Exchange Commission Division of Investment Management. As an active advisor, Ms. Hoene has helped several fund boards develop independent board practices. The Board is pleased to have Ms. Hoene, with her broad and extensive experience, in this important new position.

o The Board of Trustees has established operational guidelines that result in stronger, more vigilant trusteeship across the entire Columbia Management organization. Board committees have been established to oversee products by fund category, allowing for greater specialization among board trustees. Shareholders will elect board members every five years, beginning in 2005.

o In addition to enhancements to oversight within Columbia Management, our parent company--Bank of America--has also increased the role that such professionals play within the broader organization. A chief compliance officer has been named to report directly to Ken Lewis, Bank of America's chief executive officer. Bank of America has also adopted a corporate Code of Ethics Committee, an Internal Compliance Controls Committee and a Regulatory Implementation Group to ensure full alignment and execution of remedial actions and best practices across the company.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson

Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GURANTEE

Fund Profile
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

Top 10 holdings as of 09/30/04 (%)
-----------------------------------
   Citigroup, Inc.              3.7
-----------------------------------
   Exxon Mobil Corp.            3.7
-----------------------------------
   ConocoPhillips               3.5
-----------------------------------
   BP PLC, ADR                  3.3
-----------------------------------
   U.S. Bancorp                 3.0
-----------------------------------
   Verizon Communications, Inc. 2.7
-----------------------------------
   National City Corp.          2.4
-----------------------------------
   SBC Communications, Inc.     2.3
-----------------------------------
   JPMorgan Chase & Co.         2.2
-----------------------------------
   Textron, Inc.                2.1
-----------------------------------



Sectors as of 09/30/04 (%)
-----------------------------------
   Financials                  28.9
-----------------------------------
   Energy                      16.2
-----------------------------------
   Industrials                 13.2
-----------------------------------
   Consumer staples             8.9
-----------------------------------
   Telecommunication services   7.1
-----------------------------------
   Utilities                    6.1
-----------------------------------
   Materials                    5.7
-----------------------------------
   Health care                  5.2
-----------------------------------
   Consumer discretionary       4.9
-----------------------------------
   Information technology       3.8
-----------------------------------



[SIDEBAR DATA]:

Summary

o For the 12-month period that ended September 30, 2004, the fund's class A shares returned 18.60% without sales charge, in an environment that was generally favorable for stocks, and for value stocks in particular.

o A shift in the fund's strategy toward dividend-paying stocks was rewarded by strong performance. The fund's modest underperformance relative to its benchmark, the Russell 1000 Value Index, occurred early in the period when the fund's strategy was in transition.

o We believe that favorable sector allocation helped the fund outperform its peer group, the Lipper Equity Income Funds Category.

Class A shares             18.60%

Russell 1000 Value Index   20.52%



                                    Objective
                  Seeks current income and capital appreciation

                                Total net assets
                                 $215.2 million

Morningstar style box

STYLE--VALUE / SIZE--LARGE


Portfolio holdings are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 09/30/2004.

Performance Information
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

[mountain chart data]:

Value of a $10,000 investment 03/04/98 - 09/30/04

                  Class A shares  Class A shares
                         without            with     Russell 1000        S&P 500
                    sales charge    sales charge      Value Index          Index

03/1998                  $10,000         $ 9,425          $10,000        $10,000
                          10,230           9,642           10,565         10,530
                          10,170           9,585           10,636         10,636
                           9,760           9,199           10,478         10,453
                           9,635           9,081           10,612         10,878
                           9,425           8,883           10,426         10,763
                           7,864           7,412            8,874          9,206
                           8,555           8,063            9,384          9,796
                           9,625           9,071           10,111         10,593
                           9,835           9,269           10,582         11,235
                          10,262           9,672           10,942         11,882
                          10,302           9,710           11,030         12,379
                          10,072           9,492           10,874         11,994
                          10,489           9,885           11,099         12,473
                          11,351          10,698           12,136         12,956
                          11,431          10,774           12,002         12,650
                          11,693          11,021           12,350         13,352
                          11,251          10,604           11,988         12,936
                          10,759          10,141           11,544         12,872
                          10,097           9,516           11,141         12,520
                           9,936           9,365           11,783         13,312
                           9,885           9,317           11,691         13,582
                          10,266           9,676           11,747         14,382
                           9,876           9,308           11,364         13,660
                           9,704           9,146           10,519         13,402
                          11,088          10,450           11,803         14,713
                          11,191          10,548           11,666         14,270
                          11,409          10,753           11,788         13,978
                          10,965          10,335           11,250         14,323
                          10,839          10,216           11,390         14,099
                          11,460          10,801           12,024         14,975
                          11,481          10,821           12,134         14,184
                          12,033          11,341           12,433         14,125
                          11,665          10,994           11,971         13,012
                          12,549          11,828           12,571         13,075
                          13,644          12,859           12,619         13,540
                          13,227          12,467           12,268         12,305
                          12,856          12,117           11,835         11,525
                          13,677          12,891           12,415         12,420
                          13,856          13,060           12,694         12,503
                          13,565          12,785           12,413         12,200
                          13,530          12,752           12,386         12,080
                          12,804          12,067           11,890         11,324
                          11,590          10,923           11,053         10,409
                          11,935          11,249           10,958         10,608
                          12,971          12,225           11,594         11,421
                          13,555          12,775           11,868         11,522
                          13,135          12,379           11,777         11,353
                          13,160          12,403           11,795         11,134
                          13,737          12,947           12,353         11,553
                          13,502          12,726           11,930         10,853
                          13,317          12,552           11,989         10,773
                          12,168          11,468           11,301         10,006
                          11,081          10,444           10,250          9,226
                          11,218          10,573           10,328          9,286
                           9,759           9,198            9,180          8,277
                          10,564           9,956            9,860          9,005
                          11,237          10,590           10,481          9,535
                          10,759          10,140           10,026          8,976
                          10,449           9,848            9,783          8,741
                           9,879           9,311            9,522          8,609
                           9,882           9,313            9,538          8,693
                          10,616          10,005           10,378          9,409
                          11,449          10,791           11,048          9,905
                          11,700          11,027           11,186         10,032
                          11,612          10,944           11,353         10,208
                          11,775          11,098           11,530         10,408
                          11,611          10,943           11,417         10,297
                          12,037          11,345           12,116         10,880
                          12,125          11,428           12,281         10,976
                          13,028          12,279           13,037         11,551
                          13,179          12,422           13,266         11,763
                          13,469          12,695           13,550         11,927
                          13,383          12,614           13,431         11,747
                          13,130          12,375           13,103         11,562
                          13,155          12,399           13,237         11,721
                          13,453          12,679           13,549         11,948
                          13,338          12,571           13,358         11,553
                          13,554          12,775           13,548         11,599
09/2004                   13,767          12,975           13,756         11,721


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard and Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The S&P 500 Index was the fund's previous benchmark. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from March 4, 1998.

Performance of a $10,000 investment
03/04/98 - 09/30/04 ($)
------------------------------------
   sales charge: without       with
------------------------------------
   Class A       13,767       12,975
------------------------------------
   Class B       13,193       13,093
------------------------------------
   Class C       13,181       13,181
------------------------------------
   Class G       13,179       13,079
------------------------------------
   Class T       13,749       12,958
------------------------------------
   Class Z       14,169         n/a
------------------------------------

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Average annual total return as of 09/30/04 (%)
-------------------------------------------------------------------------------------------------------------------
   Share class                A                B               C               G                T              Z
-------------------------------------------------------------------------------------------------------------------
   Inception              11/25/02         11/25/02        11/25/02        03/04/98         03/04/98       03/04/98
-------------------------------------------------------------------------------------------------------------------
   Sales charge        without with     without with    without with    without with     without with       without
-------------------------------------------------------------------------------------------------------------------
   1-year               18.60  11.83     17.69  12.69    17.70  16.70    17.71  12.71     18.50 11.74       18.93
-------------------------------------------------------------------------------------------------------------------
   5-year                6.39   5.15      5.61   5.29     5.59   5.59     5.59   5.10      6.37  5.12        6.83
-------------------------------------------------------------------------------------------------------------------
   Life                  4.98   4.04      4.30   4.18     4.29   4.29     4.29   4.17      4.96  4.02        5.44
-------------------------------------------------------------------------------------------------------------------



THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception. The returns shown for class T and G shares include the returns of Retail A shares (for class T) and Retail B shares (for class G) of the Galaxy fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the Fund and the date the Galaxy fund merged into the existing fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for class G and class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy fund for periods prior to November 25, 2002, the date on which class T and class G shares were initially offered by the fund. Retail A shares and Retail B shares of the Galaxy fund were initially offered on March 4, 1998. The returns for class Z shares include returns of Trust shares of the Galaxy fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund. Trust shares were initially offered by the Galaxy fund on March 4, 1998.

Understanding Your Expenses
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.


April 1, 2004 - September 30, 2004
------------------------------------------------------------------------------------------------------------------------
               Account value at the         Account value at the            Expenses paid              Fund's annualized
           beginning of the period ($)     end of the period ($)        during the period ($)          expense ratio (%)
------------------------------------------------------------------------------------------------------------------------
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
------------------------------------------------------------------------------------------------------------------------
   Class A   1,000.00     1,000.00        1,029.95     1,018.15           6.95         6.91                   1.37
------------------------------------------------------------------------------------------------------------------------
   Class B   1,000.00     1,000.00        1,027.70     1,014.40          10.75        10.68                   2.12
------------------------------------------------------------------------------------------------------------------------
   Class C   1,000.00     1,000.00        1,026.85     1,014.40          10.74        10.68                   2.12
------------------------------------------------------------------------------------------------------------------------
   Class G   1,000.00     1,000.00        1,027.55     1,014.65          10.49        10.43                   2.07
------------------------------------------------------------------------------------------------------------------------
   Class T   1,000.00     1,000.00        1,029.80     1,017.90           7.21         7.16                   1.42
------------------------------------------------------------------------------------------------------------------------
   Class Z   1,000.00     1,000.00        1,030.40     1,019.40           5.69         5.65                   1.12
------------------------------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor and the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.


COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

Economic Update
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

Despite uncertainty about job growth, rising energy prices and a slowdown in consumer spending, the US economy grew at a pace of more than 4.5% during the 12-month period that began October 1, 2003 and ended September 30, 2004. Growth encountered a soft patch in the second quarter of 2004, but monthly data suggested that it picked up again in the third quarter.

Job growth dominated the economic news during this reporting period. When more than 1.2 million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth fell below expectations during the summer months, consumer confidence fell. According to the Labor Department's Payroll Survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, and that has left consumers more cautious about the months ahead.

Consumer spending held up for most of the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending declined during the summer, housing activity remained strong. Also, the business sector stepped into the gap created by sagging consumer spending. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up.

STOCKS OUTPERFORMED BONDS
Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 13.87% during this 12-month reporting period. However, concerns about new terror threats and higher interest rates and energy prices helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth bested their value counterparts. Energy stocks and real estate investment trusts were the best-performing sectors.

BONDS DELIVER RESPECTABLE GAINS
Despite periods of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher energy prices and some weak economic data gave the bond market a boost in the last thee months of the period. The 10-year Treasury yield ended the period at 4.1%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 3.68%. High-yield bonds gained 12.23%, as measured by the Merrill Lynch US High Yield, Cash Pay Index. However, most of those gains were achieved during the first half of the reporting period. In the second half, slower economic growth and high valuations made high-yield bonds less attractive.

After a year of the lowest short-term interest rates in recent history, The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.



[SIDEBAR DATA]:

Summary
For the 12-month period
ended September 30, 2004

o Stock prices rose, as measured by the S&P 500 Index and the broader Russell 3000 Index. Many sectors retreated as short-term interest rates moved higher in the summer and a host of uncertainties unsettled investors.

S&P 500 Index              13.87%

Russell Index              14.26%



o Despite interest rate volatility, investment grade bonds chalked up respectable gains. The Lehman Brothers Aggregate Bond Index returned 3.68%. High-yield bonds, which can be less sensitive to changing interest rates, led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 12.23%.

Merrill Lynch Index        12.23%

Lehman Index                3.68%


The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

Portfolio Managers' Report
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

For the 12-month period ended September 30, 2004, class A shares of Columbia Dividend Income Fund returned 18.60% without sales charge. The fund's performance was lower than its benchmark, the Russell 1000 Value Index, which returned 20.52% for the same period. This slight underperformance can be attributed primarily to the first two months of the period, as we shifted the fund's assets toward dividend-paying stocks. However, in the months that followed the fund's strategy shift was rewarded. Favorable sector allocation decisions allowed the fund to outperform the 16.67% return of the Lipper Equity Income Funds Category.1 The margin of outperformance widened after the portfolio was restructured to reflect the change in investment objective that was approved by shareholders on October 21, 2003.

SECTOR WEIGHTINGS AID PERFORMANCE
The fund's strong showing during the period was primarily the result of favorable allocation decisions. The most important such decision was to overweight energy stocks, such as integrated oil companies ChevronTexaco, Exxon Mobil and BP. These companies experienced significant increases in their free cash flow because of rising oil prices. A significant percentage of this inflow of cash was transferred to shareholders in the form of higher dividend payments and/or stock buybacks. Cash flow is the amount of net cash a company generates, including earnings, depreciation and balance sheet changes, but after subtracting taxes.

The fund also held less in the consumer discretionary sector than its benchmark because we believed that consumers were unlikely to continue spending at the same high level as in 2003, when a combination of tax cuts and mortgage refinancing enhanced discretionary income. In fact, many retailers and entertainment companies have produced disappointing earnings thus far in 2004, and the fund benefited by deemphasizing these areas.

The fund was hurt slightly by its financial holdings, primarily because it did not participate in a brief wave of major banking mergers. Neither Bank One, which was acquired during the period by JPMorgan Chase, nor FleetBoston Financial were in the portfolio. FleetBoston Financial, as the parent company of the fund's advisor, was not eligible for purchase. It was bought out by Bank of America earlier this year. Stockholders of both Bank One and FleetBoston benefited from the acquisitions.

A NEWLY FOCUSED FUND
Overall, the fund benefited from the shareholder vote last fall, which approved a change in the fund's focus to current income as a component of total return. Because of this change, we shifted the fund toward companies that we believe have the potential to sustain their own growth and eventually share their increasing wealth with investors in the form of higher dividend payments.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.


[SIDEBAR DATA]:



Net asset value per share
as of 09/30/04 ($)
------------------------------------
   Class A                     10.80
------------------------------------
   Class B                     10.59
------------------------------------
   Class C                     10.58
------------------------------------
   Class G                     10.58
------------------------------------
   Class T                     10.80
------------------------------------
   Class Z                     10.80
------------------------------------




Distributions declared per share
as of 10/01/03 - 09/30/04 ($)
------------------------------------
   Class A                      0.17
------------------------------------
   Class B                      0.09
------------------------------------
   Class C                      0.09
------------------------------------
   Class G                      0.09
------------------------------------
   Class T                      0.17
------------------------------------
   Class Z                      0.20
------------------------------------


Holdings discussed in this report
as of 09/30/04 (%)
------------------------------------
   ChevronTexaco Corp.           1.8
------------------------------------
   Exxon Mobil Corp.             3.7
------------------------------------
   BP PLC, ADR                   3.3
------------------------------------
   JPMorgan Chase & Co.          2.2
------------------------------------

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

In particular, we sold non-dividend paying companies such as Celestica and Accenture at the beginning of the period. Because technology stocks tend not to pay generous dividends, the fund had a below-average stake in that sector throughout the year. This helped fund performance during the second half of the period, when economic growth flattened out somewhat and technology stocks retreated.

BULLISH ON DIVIDENDS
We are optimistic that dividends will continue to play an important role within our universe of leading companies. Among our important energy holdings, for example, we believe earnings and dividend increases are quite likely barring a sharp reversal in oil prices. More generally, the percentage of corporate earnings that get paid out as dividends continues to languish at about 30%, a relatively low level. Even though many companies initiated or increased their dividends following last year's corporate tax legislation, subsequent dividend increases have not kept pace with earnings growth. With the economy showing positive but not explosive growth, we will continue to steer the portfolio toward what we judge to be higher-quality, dividend-paying companies. Finally, the fund moved to lower its fees as of September 1, which will effectively increase its dividend payout.

[photo of Scott Davis]

Scott Davis has co-managed Columbia Dividend Income Fund since November 2001 and has been with the advisor and its predecessors or affiliate organizations since 1985.

/s/ Scott Davis

[photo of Richard Dahlberg]

Richard Dahlberg, CFA, has co-managed the fund since October 2003 and has been with the advisor and its predecessors or affiliate organizations since September 2003.

/s/ Richard Dahlberg

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

[PULL QUOTE:]
Going forward, we will continue to steer the portfolio toward what we judge to be higher-quality, dividend-paying companies.

Investment Portfolio
--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund

Common Stocks - 95.1%
CONSUMER DISCRETIONARY - 4.7%
                                                                                                           Shares     Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                        Automobiles - 1.0%        General Motors Corp.                                     50,000     2,124,000
                                                                                                Automobiles Total     2,124,000
                                                  -----------------------------------------------------------------------------
      Hotels, Restaurants & Leisure - 1.1%        Harrah's Entertainment, Inc.                             20,000     1,059,600
                                                  McDonald's Corp.                                         46,000     1,289,380
                                                                              Hotels, Restaurants & Leisure Total     2,348,980
                                                  -----------------------------------------------------------------------------
                              Media - 1.0%        McGraw-Hill Companies, Inc.                              26,000     2,071,940
                                                                                                      Media Total     2,071,940
                                                  -----------------------------------------------------------------------------
                   Multiline Retail - 1.1%        J.C. Penney Co., Inc.                                    70,000     2,469,600
                                                                                           Multiline Retail Total     2,469,600
                                                  -----------------------------------------------------------------------------
                   Specialty Retail - 0.5%        Limited Brands                                           48,000     1,069,920
                                                                                           Specialty Retail Total     1,069,920
                                                                                                                    -----------
                                                                                     CONSUMER DISCRETIONARY TOTAL    10,084,440
CONSUMER STAPLES - 8.5%
------------------------------------------        -----------------------------------------------------------------------------
                          Beverages - 0.8%        PepsiCo, Inc.                                            36,000     1,751,400
                                                                                                  Beverages Total     1,751,400
                                                  -----------------------------------------------------------------------------
                      Food Products - 1.8%        ConAgra Foods, Inc.                                     148,000     3,805,080
                                                                                              Food Products Total     3,805,080
                                                  -----------------------------------------------------------------------------
                 Household Products - 3.0%        Clorox Co.                                               60,000     3,198,000
                                                  Kimberly-Clark Corp.                                     52,000     3,358,680
                                                                                         Household Products Total     6,556,680
                                                  -----------------------------------------------------------------------------
                            Tobacco - 2.9%        Altria Group, Inc.                                       82,000     3,857,280
                                                  Reynolds American, Inc.                                  27,000     1,837,080
                                                  UST, Inc.                                                14,000       563,640
                                                                                                    Tobacco Total     6,258,000
                                                                                                                   ------------
                                                                                           CONSUMER STAPLES TOTAL    18,371,160
ENERGY - 15.6%
------------------------------------------        -----------------------------------------------------------------------------
        Energy Equipment & Services - 1.3%        Halliburton Co.                                          80,000     2,695,200
                                                                                Energy Equipment & Services Total     2,695,200
                                                  -----------------------------------------------------------------------------
                         Oil & Gas - 14.3%        BP PLC, ADR                                             122,000     7,018,660
                                                  ChevronTexaco Corp.                                      72,000     3,862,080
                                                  ConocoPhillips                                           90,000     7,456,500
                                                  Exxon Mobil Corp.                                       164,000     7,926,120
                                                  Kinder Morgan, Inc.                                      40,000     2,512,800
                                                  Royal Dutch Petroleum Co., N.Y. Shares                   40,000     2,064,000
                                                                                                  Oil & Gas Total    30,840,160
                                                                                                                   ------------
                                                                                                     ENERGY TOTAL   33,535,360


See Accompanying Notes to Financial Statements.


7


--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund

Common Stocks - (continued)
FINANCIALS - 27.9%
                                                                                                           Shares     Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                    Capital Markets - 2.0%        Bank of New York Co., Inc.                               78,000     2,275,260
                                                  Eaton Vance Corp.                                        26,000     1,050,140
                                                  Federated Investors, Inc., Class B                       32,000       910,080
                                                                                            Capital Markets Total     4,235,480
                                                  -----------------------------------------------------------------------------
                   Commercial Banks - 8.3%        National City Corp.                                     132,000     5,097,840
                                                  U.S. Bancorp                                            225,000     6,502,500
                                                  Wachovia Corp.                                           52,000     2,441,400
                                                  Wells Fargo & Co.                                        64,000     3,816,320
                                                                                           Commercial Banks Total    17,858,060
                                                  -----------------------------------------------------------------------------
                   Consumer Finance - 0.8%        MBNA Corp.                                               68,000     1,713,600
                                                                                           Consumer Finance Total     1,713,600
                                                  -----------------------------------------------------------------------------
     Diversified Financial Services - 5.9%        Citigroup, Inc.                                         180,000     7,941,600
                                                  JPMorgan Chase & Co.                                    120,000     4,767,600
                                                                             Diversified Financial Services Total    12,709,200
                                                  -----------------------------------------------------------------------------
                          Insurance - 7.3%        Allstate Corp.                                           24,000     1,151,760
                                                  Chubb Corp.                                              40,000     2,811,200
                                                  Lincoln National Corp.                                   94,000     4,418,000
                                                  Marsh & McLennan Companies, Inc.                         45,000     2,059,200
                                                  St. Paul Travelers Companies, Inc.                       65,010     2,149,231
                                                  Willis Group Holdings Ltd.                               30,000     1,122,000
                                                  XL Capital Ltd., Class A                                 26,000     1,923,740
                                                                                                  Insurance Total    15,635,131
                                                  -----------------------------------------------------------------------------
                        Real Estate - 3.6%        Archstone-Smith Trust, REIT                              40,000     1,265,600
                                                  AvalonBay Communities, Inc., REIT                        20,000     1,204,400
                                                  Equity Office Properties Trust, REIT                    110,000     2,997,500
                                                  Kimco Realty Corp., REIT                                 22,000     1,128,600
                                                  Vornado Realty Trust, REIT                               20,000     1,253,600
                                                                                                Real Estate Total     7,849,700
                                                                                                                   ------------
                                                                                                 FINANCIALS TOTAL    60,001,171
HEALTH CARE - 5.0%
------------------------------------------        -----------------------------------------------------------------------------
   Health Care Providers & Services - 1.4%        Aetna, Inc.                                              30,000     2,997,900
                                                                           Health Care Providers & Services Total     2,997,900
                                                  -----------------------------------------------------------------------------
                    Pharmaceuticals - 3.6%        Abbott Laboratories                                      50,000     2,118,000
                                                  Bristol-Myers Squibb Co.                                 84,000     1,988,280
                                                  Merck & Co., Inc.                                        44,000     1,452,000
                                                  Pfizer, Inc.                                             74,000     2,264,400
                                                                                            Pharmaceuticals Total     7,822,680
                                                                                                                   ------------
                                                                                                HEALTH CARE TOTAL    10,820,580
INDUSTRIALS - 12.7%
------------------------------------------        -----------------------------------------------------------------------------
                Aerospace & Defense - 4.5%        Boeing Co.                                               24,000     1,238,880
                                                  Goodrich Corp.                                           78,000     2,446,080
                                                  Honeywell International, Inc.                            88,000     3,155,680
                                                  United Technologies Corp.                                30,000     2,801,400
                                                                                        Aerospace & Defense Total     9,642,040


See Accompanying Notes to Financial Statements.

8


--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund

Common Stocks - (continued)
INDUSTRIALS - (continued)
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                  Building Products - 1.1%        Masco Corp.                                              70,000     2,417,100
                                                                                          Building Products Total     2,417,100
                                                  -----------------------------------------------------------------------------
     Commercial Services & Supplies - 2.2%        Cendant Corp.                                            44,000       950,400
                                                  Waste Management, Inc.                                  140,000     3,827,600
                                                                             Commercial Services & Supplies Total     4,778,000
                                                  -----------------------------------------------------------------------------
           Industrial Conglomerates - 4.0%        General Electric Co.                                    120,000     4,029,600
                                                  Textron, Inc.                                            70,000     4,498,900
                                                                                   Industrial Conglomerates Total     8,528,500
                                                  -----------------------------------------------------------------------------
                          Machinery - 0.9%        Deere & Co.                                              32,000     2,065,600
                                                                                                  Machinery Total     2,065,600
                                                                                                                   ------------
                                                                                                INDUSTRIALS TOTAL    27,431,240
INFORMATION TECHNOLOGY - 3.7%
------------------------------------------        -----------------------------------------------------------------------------
           Communications Equipment - 1.0%        Nokia Oyj, ADR                                          150,000     2,058,000
                                                                                   Communications Equipment Total     2,058,000
                                                  -----------------------------------------------------------------------------
            Computers & Peripherals - 1.0%        Diebold, Inc.                                            45,000     2,101,500
                                                                                    Computers & Peripherals Total     2,101,500
                                                  -----------------------------------------------------------------------------
                        IT Services - 1.7%        Automatic Data Processing, Inc.                          90,000     3,718,800
                                                                                                IT Services Total     3,718,800
                                                                                                                   ------------
                                                                                     INFORMATION TECHNOLOGY TOTAL     7,878,300
MATERIALS - 4.4%
------------------------------------------        -----------------------------------------------------------------------------
                          Chemicals - 3.0%        Dow Chemical Co.                                         65,000     2,936,700
                                                  E.I. du Pont de Nemours & Co.                            56,000     2,396,800
                                                  Lyondell Chemical Co.                                    50,000     1,123,000
                                                                                                  Chemicals Total     6,456,500
                                                  -----------------------------------------------------------------------------
            Paper & Forest Products - 1.4%        Weyerhaeuser Co.                                         44,000     2,925,120
                                                                                    Paper & Forest Products Total     2,925,120
                                                                                                                   ------------
                                                                                                  MATERIALS TOTAL     9,381,620
TELECOMMUNICATION SERVICES - 6.8%
------------------------------------------        -----------------------------------------------------------------------------
Diversified Telecommunication Services - 6.8%     BellSouth Corp.                                         140,000     3,796,800
                                                  SBC Communications, Inc.                                190,000     4,930,500
                                                  Verizon Communications, Inc.                            150,000     5,907,000
                                                                     Diversified Telecommunication Services Total    14,634,300
                                                                                                                   ------------
                                                                                 TELECOMMUNICATION SERVICES TOTAL    14,634,300
UTILITIES - 5.8%
------------------------------------------        -----------------------------------------------------------------------------
                 Electric Utilities - 3.0%        Consolidated Edison, Inc.                                75,000     3,153,000
                                                  TXU Corp.                                                70,000     3,354,400
                                                                                         Electric Utilities Total     6,507,400


See Accompanying Notes to Financial Statements.

9


--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund

Common Stocks - (continued)
UTILITIES - (continued)
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
Multi-Utilities & Unregulated Power - 2.8%        Dominion Resources, Inc.                                 20,000     1,305,000
                                                  Public Service Enterprise Group, Inc.                    80,000     3,408,000
                                                  Sempra Energy                                            38,000     1,375,220
                                                                        Multi-Utilities & Unregulated Power Total     6,088,220
                                                                                                                   ------------
                                                                                                  UTILITIES TOTAL    12,595,620
                                                                                                                   ------------
                                                  TOTAL COMMON STOCKS (cost of $182,124,555)                        204,733,791
Preferred Stock - 1.1%
MATERIALS - 1.1%
------------------------------------------        -----------------------------------------------------------------------------
                    Metals & Mining - 1.1%        Freeport-McMoRan Copper & Gold, Inc., 5.500% (a)          2,425     2,467,437
                                                                                            Metals & Mining Total     2,467,437
                                                                                                                   ------------
                                                                                                  MATERIALS TOTAL     2,467,437
                                                                                                                   ------------
                                                  TOTAL PREFERRED STOCK (cost of $2,376,525)                          2,467,437

Short-Term Obligation - 3.7%                                                                              Par ($)
------------------------------------------        -----------------------------------------------------------------------------
                                                  Repurchase agreement with State Street Bank
                                                  & Trust Co., dated 09/30/04, due 10/01/04
                                                  at 1.580%, collateralized by a U.S. Treasury Note
                                                  maturing 05/15/14, market value $8,056,725
                                                  (repurchase proceeds $7,895,347)                      7,895,000     7,895,000
                                                                                                                   ------------
                                                  TOTAL SHORT-TERM OBLIGATION (cost of $7,895,000)                    7,895,000


                                                  Total Investments - 99.9%
                                                  (cost of $192,396,080) (b)                                        215,096,228

                                                  Other Assets & Liabilities, Net - 0.1%                                124,268

                                                  Net Assets - 100.0%                                               215,220,496

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the value of this security represents 1.1% of net assets.

(b)  Cost for federal income tax purposes is $193,057,051.


   ACRONYM                   NAME
   -------                   ----
      ADR         American Depositary Receipt
     REIT        Real Estate Investment Trust

See Accompanying Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund

                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                                    Assets        Investments, at cost                                              192,396,080
                                                                                                                   ------------
                                                  Investments, at value                                             215,096,228
                                                  Cash                                                                      373
                                                  Receivable for:
                                                    Fund shares sold                                                    509,330
                                                    Interest                                                                346
                                                    Dividends                                                           429,590
                                                  Expense reimbursement due from Investment Advisor                      59,264
                                                  Deferred Trustees' compensation plan                                   14,530
                                                                                                                   ------------
                                                                                                     Total Assets   216,109,661
                                                  -----------------------------------------------------------------------------
                               Liabilities        Payable for:
                                                    Investments purchased                                               249,808
                                                    Fund shares repurchased                                             356,613
                                                    Investment advisory fee                                             131,660
                                                    Administration fee                                                   11,345
                                                    Transfer agent fee                                                   44,989
                                                    Pricing and bookkeeping fees                                          4,587
                                                    Trustees' fees                                                          897
                                                    Distribution and service fees                                        39,644
                                                  Deferred Trustees' fees                                                14,530
                                                  Other liabilities                                                      35,092
                                                                                                                   ------------
                                                                                                Total Liabilities       889,165

                                                                                                       Net Assets   215,220,496
                                                  -----------------------------------------------------------------------------
                 Composition of Net Assets
                                                  Paid-in capital                                                   227,012,370
                                                  Overdistributed net investment income                                 (9,785)
                                                  Accumulated net realized loss                                    (34,482,237)
                                                  Net unrealized appreciation on investments                         22,700,148

                                                                                                       Net Assets   215,220,496
                                                  -----------------------------------------------------------------------------
                                   Class A        Net assets                                                          7,318,545
                                                  Shares outstanding                                                    677,767
                                                  Net asset value per share                                            10.80(a)
                                                  Maximum offering price per share ($10.80/0.9425)                     11.46(b)
                                                  -----------------------------------------------------------------------------
                                   Class B        Net assets                                                          8,807,558
                                                  Shares outstanding                                                    832,053
                                                  Net asset value and offering price per share                         10.59(a)
                                                  -----------------------------------------------------------------------------
                                   Class C        Net assets                                                          2,026,757
                                                  Shares outstanding                                                    191,636
                                                  Net asset value and offering price per share                         10.58(a)
                                                  -----------------------------------------------------------------------------
                                   Class G        Net assets                                                          5,995,246
                                                  Shares outstanding                                                    566,804
                                                  Net asset value and offering price per share                         10.58(a)
                                                  -----------------------------------------------------------------------------
                                   Class T        Net assets                                                        100,803,091
                                                  Shares outstanding                                                  9,335,726
                                                  Net asset value per share                                            10.80(a)
                                                  Maximum offering price per share ($10.80/0.9425)                     11.46(b)
                                                  -----------------------------------------------------------------------------
                                   Class Z        Net assets                                                         90,269,299
                                                  Shares outstanding                                                  8,360,976
                                                  Net asset value, offering and redemption price per share                10.80


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended September 30, 2004
                                                   Columbia Dividend Income Fund

                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                         Investment Income        Dividends                                                           6,107,977
                                                  Interest                                                               24,140
                                                                                                                   ------------
                                                  Total Investment Income (net of foreign taxes
                                                  withheld of $41,038)                                                6,132,117

                                                  -----------------------------------------------------------------------------
                                  Expenses        Investment advisory fee                                             1,488,735
                                                  Administration fee                                                    132,994
                                                  Distribution fee:
                                                    Class B                                                              35,938
                                                    Class C                                                               8,347
                                                    Class G                                                              51,512
                                                  Service fee:
                                                    Class A                                                              10,101
                                                    Class B                                                              11,959
                                                    Class C                                                               2,777
                                                    Class G                                                              23,775
                                                  Shareholder service fee - Class T                                     306,384
                                                  Transfer agent fee:
                                                    Class A                                                               8,283
                                                    Class B                                                               9,833
                                                    Class C                                                               2,288
                                                    Class G                                                              20,974
                                                    Class T                                                             236,790
                                                    Class Z                                                             151,562
                                                  Pricing and bookkeeping fees                                           48,484
                                                  Trustees' fees                                                         10,625
                                                  Custody fee                                                             8,231
                                                  Non-recurring costs (See Note 8)                                        9,466
                                                  Other expenses                                                        209,569
                                                                                                                   ------------
                                                   Total Expenses                                                     2,788,627

                                                  Fees and expenses waived or reimbursed by Investment Advisor         (59,264)
                                                  Fees waived by Transfer Agent:
                                                    Class A                                                               (476)
                                                    Class B                                                               (557)
                                                    Class C                                                               (133)
                                                    Class G                                                               (704)
                                                    Class T                                                            (12,291)
                                                    Class Z                                                            (11,393)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 8)        (9,466)
                                                  Custody earnings credit                                                 (233)
                                                                                                                   ------------
                                                   Net Expenses                                                       2,694,110
                                                                                                                   ------------
                                                  Net Investment Income                                               3,438,007
                                                  -----------------------------------------------------------------------------
               Net Realized and Unrealized        Net realized loss on investments                                  (2,366,483)
                Gain (Loss) on Investments        Net change in unrealized appreciation/depreciation on investments  32,219,303
                                                                                                                   ------------
                                                  Net Gain                                                           29,852,820
                                                                                                                   ------------
                                                  Net Increase in Net Assets from Operations                         33,290,827



See Accompanying Notes to Financial Statements.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

                                                                                        Year Ended     Period Ended   Year Ended
                                                                                       September 30,   September 30,  October 31,
Increase (Decrease) in Net Assets                                                        2004 ($)     2003 (a)(b)($)   2002 ($)
------------------------------------------        -----------------------------------------------------------------------------
                                Operations        Net investment income                   3,438,007     2,589,395       237,883
                                                  Net realized gain (loss)
                                                  on investments                        (2,366,483)   (9,261,189)    12,886,804
                                                  Net change in unrealized appreciation/
                                                  depreciation on investments            32,219,303    14,197,391   (7,411,274)
                                                                                       ----------------------------------------
                                                      Net Increase from Operations       33,290,827     7,525,597     5,713,413
                                                  -----------------------------------------------------------------------------
    Distributions Declared to Shareholders        From net investment income:
                                                    Class A                                (74,299)       (3,464)            --
                                                    Class B                                (40,442)       (2,610)            --
                                                    Class C                                 (9,211)         (235)            --
                                                    Class G                                (73,058)      (58,829)            --
                                                    Class T                             (1,626,505)   (1,134,919)      (14,787)
                                                    Class Z                             (1,531,132)   (1,326,619)     (270,326)
                                                  From net realized gains:
                                                    Class G                                      --            --      (92,957)
                                                    Class T                                      --            --     (321,990)
                                                    Class Z                                      --            --   (4,065,865)
                                                                                       ----------------------------------------
                                                      Total Distributions Declared
                                                      to Shareholders                   (3,354,647)   (2,526,676)   (4,765,925)
                                                  -----------------------------------------------------------------------------
                        Share Transactions        Class A:
                                                    Subscriptions                         9,356,105       648,541            --
                                                    Distributions reinvested                 66,013         3,237            --
                                                    Redemptions                         (2,933,744)      (99,798)            --
                                                                                       ----------------------------------------
                                                      Net Increase                        6,488,374       551,980            --

                                                  Class B:
                                                    Subscriptions                         8,241,367     1,466,777            --
                                                    Distributions reinvested                 34,605         2,480            --
                                                    Redemptions                         (1,056,587)     (350,847)            --
                                                                                       ----------------------------------------
                                                      Net Increase                        7,219,385     1,118,410            --

                                                  Class C:
                                                    Subscriptions                         2,110,907       743,182            --
                                                    Distributions reinvested                  6,757           111            --
                                                    Redemptions                           (333,548)     (624,830)            --
                                                                                       ----------------------------------------
                                                      Net Increase                        1,784,116       118,463            --

                                                  Class G:
                                                    Subscriptions                           107,766       143,452       607,331
                                                    Proceeds received in connection
                                                    with merger                                  --    10,032,885            --
                                                    Distributions reinvested                 71,095        56,662        92,335
                                                    Redemptions                         (5,168,967)   (3,057,348)     (449,690)
                                                                                       ----------------------------------------
                                                      Net Increase (Decrease)           (4,990,106)     7,175,651       249,976

                                                  Class T:
                                                    Subscriptions                         5,028,502     2,162,435     1,956,588
                                                    Proceeds received in connection
                                                    with merger                                  --   101,580,964            --
                                                    Distributions reinvested              1,571,011     1,097,380       334,609
                                                    Redemptions                        (17,969,184)  (17,083,667)   (2,756,097)
                                                                                       ----------------------------------------
                                                      Net Increase (Decrease)          (11,369,671)    87,757,112     (464,900)


See Accompanying Notes to Financial Statements.

13



--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

                                                                                        Year Ended     Period Ended   Year Ended
                                                                                       September 30,   September 30,  October 31,
                                                                                         2004 ($)     2003 (a)(b)($)   2002 ($)
------------------------------------------        -----------------------------------------------------------------------------
                        Share Transactions        Class Z:
                                                    Subscriptions                        32,779,209    14,764,524     9,952,015
                                                    Proceeds received in connection
                                                    with merger                                  --    76,942,534            --
                                                    Distributions reinvested                346,486       306,107     3,813,095
                                                    Redemption-in-kind (c)                       --            --  (93,827,039)
                                                    Redemptions                        (28,389,060)  (40,885,365)   (5,698,090)
                                                                                       ----------------------------------------
                                                      Net Increase (Decrease)             4,736,635    51,127,800  (85,760,019)

                                                  Net Increase (Decrease)
                                                  from Share Transactions                 3,868,733   147,849,416  (85,974,943)

                                                      Total Increase (Decrease)
                                                      in Net Assets                      33,804,913   152,848,337  (85,027,455)
                                                  -----------------------------------------------------------------------------
                                Net Assets        Beginning of period                   181,415,583    28,567,246   113,594,701
                                                  End of period                         215,220,496   181,415,583    28,567,246
                                                  Undistributed (overdistributed) net
                                                  investment income, at end of period       (9,785)       145,092        32,838
                                                  -----------------------------------------------------------------------------
                         Changes in Shares        Class A:
                                                    Subscriptions                           891,438        72,731            --
                                                    Issued for distributions reinvested       6,319           345            --
                                                    Redemptions                           (280,897)      (12,169)            --
                                                                                       ----------------------------------------
                                                      Net Increase                          616,860        60,907            --

                                                  Class B:
                                                    Subscriptions                           807,527       164,196            --
                                                    Issued for distributions reinvested       3,385           268            --
                                                    Redemptions                           (103,938)      (39,385)            --
                                                                                       ----------------------------------------
                                                      Net Increase                          706,974       125,079            --

                                                  Class C:
                                                    Subscriptions                           207,466        86,238            --
                                                    Issued for distributions reinvested         660            12            --
                                                    Redemptions                            (33,197)      (69,543)            --
                                                                                       ----------------------------------------
                                                      Net Increase                          174,929        16,707            --

                                                  Class G:
                                                    Subscriptions                            10,547        16,877        58,075
                                                    Issued in connection with merger             --     1,137,552            --
                                                    Issued for distributions reinvested       7,037         6,525         8,802
                                                    Redemptions                           (514,799)     (347,287)      (48,228)
                                                                                       ----------------------------------------
                                                      Net Increase (Decrease)             (497,215)       813,667        18,649

                                                  Class T:
                                                    Subscriptions                           487,272       238,068       184,929
                                                    Issued in connection with merger             --    11,278,336            --
                                                    Issued for distributions reinvested     151,877       122,918        31,497
                                                    Redemptions                         (1,739,989)   (1,972,609)     (285,078)
                                                                                       ----------------------------------------
                                                      Net Increase (Decrease)           (1,100,840)     9,666,713      (68,652)



See Accompanying Notes to Financial Statements.

14

--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund


                                                                                        Year Ended     Period Ended   Year Ended
                                                                                       September 30,   September 30,  October 31,
                                                                                           2004         2003 (a)(b)      2002
------------------------------------------        -----------------------------------------------------------------------------
                         Changes in Shares        Class Z:
                                                    Subscriptions                         3,178,656     1,688,522       985,895
                                                    Issued in connection with merger             --     8,539,200            --
                                                    Issued for distributions reinvested      33,472        34,595       356,985
                                                    Redemption-in-kind (c)                       --            --   (8,728,097)
                                                    Redemptions                         (2,764,193)   (4,674,712)     (552,015)
                                                                                       ----------------------------------------
                                                      Net Increase (Decrease)               447,935     5,587,605   (7,937,232)


(a)  The Fund changed its year end from October 31 to September 30.

(b) Effective November 25, 2002, the Galaxy Strategic Equity Fund, Retail B, Retail A and Trust shares were reorganized as Liberty Strategic Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares. Effective October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. Effective October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(c) The Fund had a redemption-in-kind on January 11, 2002, which resulted in a redemption out of the Fund of $93,827,039. The redemption is compromised of securities and cash in the amounts of $83,530,666 and $10,296,373, respectively.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund

Note 1. Organization

Columbia Dividend Income Fund (the "Fund"), a series of Columbia Funds Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goals

The Fund seeks current income and capital appreciation. Prior to October 27, 2003, the Fund's investment goal was to seek long-term growth of capital.

Fund Shares

The Fund may issue an unlimited number of shares and offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. Also on this date, the Liberty-Stein Roe Investment Trust was renamed Columbia Funds Trust XI. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to

--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund

the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Effective April 1, 2004, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REITs. The cumulative effect of this accounting change did not impact the net assets of the Fund, but resulted in reclassifications as follows:

             Decrease in        Increase in Overdistributed
                Cost              Net Investment Income
----------------------------------------------------------------
               $45,764                   $45,764



The effect of the change for the year ended September 30, 2004 is as follows:

                                             Decrease in
             Increase in  Decrease in Net    Net Realized
                Cost     Investment Income       Loss
------------------------------------------------------------------
               $4,458         $806             $5,264




Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2004, permanent differences resulting primarily from differing treatments for distribution in excess of net investment income and REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

  Overdistributed          Accumulated            Paid-In
Net Investment Income   Net Realized Loss        Capital
-------------------------------------------------------------------
     $(192,473)              $215,254           $(22,781)


Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended September 30, 2004, the period ended

--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund


September 30, 2003 and the year ended October 31, 2002 was as follows:

                         September 30,  September 30,  October 31,
                             2004           2003          2002
-----------------------------------------------------------------------
  Distributions paid from:
-----------------------------------------------------------------------
    Ordinary income*      $3,354,647     $2,526,676    $1,124,772
-----------------------------------------------------------------------
    Long-term capital gains      --             --      3,641,153
-----------------------------------------------------------------------

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.


As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

                          Undistributed
   Undistributed            Long-Term         Net Unrealized
  Ordinary Income         Capital Gains        Appreciation*
-----------------------------------------------------------------------
            $--                   $--         $22,039,177
-----------------------------------------------------------------------

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2004, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                   $ 31,870,395
    Unrealized depreciation                    (9,831,218)
-----------------------------------------------------------------------
          Net unrealized appreciation         $ 22,039,177
-----------------------------------------------------------------------


The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               Year of                Capital Loss
             Expiration               Carryforward
--------------------------------------------------
                2009                   $19,781,995
                2010                     2,470,255
                2011                     9,095,627
--------------------------------------------------
                                       $31,347,877
--------------------------------------------------

Of the capital loss carryforwards attributable to the Fund, $20,102,723 ($19,781,995 expiring 9/30/09 and $320,728 expiring 9/30/10) remain from the
Fund's merger with Galaxy Equity Income Fund (See Note 10).

Capital loss carryforwards of $322,161 were utilized during the year ended September 30, 2004 for the Fund. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2004, post-October capital losses of $2,473,389 attributed to security transactions were deferred to October 1, 2004.

Note 4. Fees and Compensation Paid to Affiliates

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Investment Advisory Fee

Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      Average Daily Net Assets       Annual Fee Rate
--------------------------------------------------------
         First $500 million               0.75%
--------------------------------------------------------
          Next $500 million               0.70%
--------------------------------------------------------
          Next $500 million               0.65%
--------------------------------------------------------
          Next $500 million               0.60%
--------------------------------------------------------
           Over $2 billion                0.55%
--------------------------------------------------------

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

For the year ended September 30, 2004, the Fund's effective investment advisory fee rate was 0.75%.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia

--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund

has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund at the following annual rates:

      Average Daily Net Assets                   Annual Fee Rate
------------------------------------------------------------------
     Under $50 million                                  $ 25,000
------------------------------------------------------------------
     Over $50 million but less than $200 million        $ 35,000
------------------------------------------------------------------
     Over $200 million but less than $500 million       $ 50,000
------------------------------------------------------------------
     Over $500 million but less than $1 billion         $ 85,000
------------------------------------------------------------------
     Over $1 billion                                    $125,000
------------------------------------------------------------------


An additional flat rate fee of $10,000 is charged to the Fund due to its multiple class structure. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended September 30, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.024%.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, based on a per-account charge or a minimum of $5,000 annually.

The Transfer Agent has voluntarily agreed to waive a portion of its transfer agent fee for the Fund. This arrangement may be revised or discontinued by the Transfer Agent at any time. For the period January 1, 2004 through September 30, 2004, the Transfer Agent waived fees of $19,156 for the Fund. For the period October 1, 2003 through December 31, 2003, the Transfer Agent waived transfer agent fees of $2,518 and $3,880 for Class T and Class Z shares of the Fund, respectively.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended September 30, 2004, the Distributor has retained net underwriting discounts of $17,508 and $3,146 on sales of the Fund's Class A and Class T shares, respectively. For the same period, the Distributor received CDSC fees of $7,698, $428 and $18,721 on Class B, Class C and Class G share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly distribution and service fee to the Distributor at an annual fee rate as follows:

                      Distribution Fee
---------------------------------------------------------
         Class A     Class B     Class C    Class G
          0.10%       0.75%       0.75%      0.65%
---------------------------------------------------------


                         Service Fee
---------------------------------------------------------
         Class A     Class B     Class C    Class G
          0.25%       0.25%       0.25%      0.50%
---------------------------------------------------------

The Fund does not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Fund, respectively. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T and Class Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund's Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% annually for Class T shareholder service fees.

Expense Limits and Fee Reimbursements

Effective September 1, 2004, Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes

--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund

and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average daily net assets. Effective October 1, 2004, Columbia has contractually agreed to maintain this arrangement until December 31, 2006.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer role. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended September 30, 2004, the Fund paid $1,585 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended September 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $85,968,145 and $89,555,071, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended September 30, 2004, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of September 30, 2004, 38.0% of the outstanding shares of the Fund were held by one shareholder. Subscription and redemption activity of this shareholder may have a material effect on the Fund.

Note 8. Disclosure of Significant Risks
and Contingencies

Legal Proceedings

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief

--------------------------------------------------------------------------------
September 30, 2004
                                                   Columbia Dividend Income Fund


from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended September 30, 2004, Columbia has assumed $9,466 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9. Comparability of Financial Statements

The fiscal year end of the Fund was changed from October 31 to September 30.

Note 10. Business Combinations and Mergers

As of the end of business on November 22, 2002, the Galaxy Equity Income Fund, previously a fund of the Galaxy Fund, a separate Massachusetts business trust, merged into Liberty Strategic Equity Fund (currently known as Columbia Dividend Income Fund).

The Liberty Strategic Equity Fund received a tax-free transfer of assets from Galaxy Equity Income Fund as follows:

         SHARES           NET ASSETS        UNREALIZED
         ISSUED            RECEIVED        DEPRECIATION1
       -----------        -----------       -----------
       20,955,088        $188,556,383      $(19,625,587)



                        NET ASSETS OF      NET ASSETS OF
      NET ASSETS OF      GALAXY EQUITY   LIBERTY STRATEGIC
    LIBERTY STRATEGIC     INCOME FUND       EQUITY FUND
       EQUITY FUND        IMMEDIATELY       IMMEDIATELY
        PRIOR TO           PRIOR TO            AFTER
       COMBINATION        COMBINATION       COMBINATION
       -----------        -----------       -----------
       $30,204,471       $188,556,383      $218,760,854


1 Unrealized depreciation is included in the Net Assets Received amount shown above.


Class G, Class T and Class Z shares of the Liberty Strategic Equity Fund were issued in exchange for Retail B, Retail A and Trust shares of Galaxy Equity Income Fund, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

The accompanying statement of operations, statement of changes in net assets and financial highlights represent the historical operations of the Galaxy Strategic Equity Fund for periods prior to November 22, 2002.

Financial Highlights
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                  Year Ended       Period Ended
                                                                 September 30,     September 30,
Class A Shares                                                      2004 (a)        2003 (b)(c)
===================================================================================================
Net Asset Value, Beginning of Period                                 $ 9.26            $ 9.01
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (d)                                              0.18              0.11
Net realized and unrealized gain on investments                        1.53              0.25
                                                                   --------          --------
Total from Investment Operations                                       1.71              0.36
---------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                            (0.17)            (0.11)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 10.80            $ 9.26
Total return (e)(f)                                                   18.60%             4.02%(g)
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                                           1.36%             1.42%(i)
Net investment income (h)                                              1.71%             1.38%(i)
Waiver/reimbursement                                                   0.06%               --%(i)(j)
Portfolio turnover rate                                                  44%               33%(g)
Net assets, end of period (000's)                                   $ 7,319             $ 564
---------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                  Year Ended       Period Ended
                                                                 September 30,     September 30,
Class B Shares                                                      2004 (a)        2003 (b)(c)
===================================================================================================
Net Asset Value, Beginning of Period                                 $ 9.08             $ 8.82
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (d)                                              0.10               0.05
Net realized and unrealized gain on investments                        1.50               0.26
                                                                   --------           --------
Total from Investment Operations                                       1.60               0.31
---------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                            (0.09)             (0.05)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 10.59             $ 9.08
Total return (e)(f)                                                   17.69%              3.51%(g)
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                                           2.11%              2.34%(i)
Net investment income (h)                                              0.94%              0.47%(i)
Waiver/reimbursement                                                   0.06%                --%(i)(j)
Portfolio turnover rate                                                  44%                33%(g)
Net assets, end of period (000's)                                   $ 8,808            $ 1,136
---------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                    Year Ended     Period Ended
                                                                   September 30,   September 30,
Class C Shares                                                      2004 (a)        2003 (b)(c)
===================================================================================================
Net Asset Value, Beginning of Period                                 $ 9.07             $ 8.82
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (d)                                               0.10              0.07
Net realized and unrealized gain on investments                         1.50              0.23
                                                                    --------          --------
Total from Investment Operations                                        1.60              0.30
---------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                             (0.09)            (0.05)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $ 10.58            $ 9.07
Total return (e)(f)                                                    17.70%             3.41%(g)
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                                            2.11%             2.18%(i)
Net investment income (h)                                               0.94%             0.95%(i)
Waiver/reimbursement                                                    0.06%               --%(i)(j)
Portfolio turnover rate                                                   44%               33%(g)
Net assets, end of period (000's)                                    $ 2,027             $ 152
---------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund


Selected data for a share outstanding throughout each period is as follows:

                                                     Year         Period
                                                    Ended         Ended
                                                September 30,   September 30,                Year Ended October 31,
Class G Shares                                      2004 (a)     2003 (b)(c)      2002          2001          2000          1999
====================================================================================================================================
Net Asset Value, Beginning of Period                $ 9.07        $ 8.36        $ 9.87       $ 10.37        $ 9.84        $ 9.61
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss)                          0.10(d)       0.05(d)      (0.07)(d)     (0.06)(d)     (0.04)        (0.02)(d)
Net realized and unrealized
gain (loss) on investments                            1.50          0.71         (1.05)(e)     (0.11)         1.75          0.26
                                              ------------  ------------   ------------  ------------  ------------  ------------
Total from Investment Operations                      1.60          0.76         (1.12)        (0.17)         1.71          0.24
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                           (0.09)        (0.05)           --            --            --(f)         --
From net realized gains                                 --            --         (0.39)        (0.33)        (1.18)        (0.01)
                                              ------------  ------------   ------------  ------------  ------------  ------------
Total Distributions Declared
to Shareholders                                      (0.09)        (0.05)        (0.39)        (0.33)        (1.18)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 10.58        $ 9.07        $ 8.36        $ 9.87       $ 10.37        $ 9.84
Total return (g)(h)                                  17.71%         9.08%(i)    (12.16)%       (1.71)%       20.33%         2.50%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (j)                                          2.14%         2.21%(k)      2.17%         2.02%         1.95%         1.84%
Net investment income (loss) (j)                      0.97%         0.71%(k)     (0.72)%       (0.53)%       (0.35)%       (0.24)%
Waiver/reimbursement                                  0.03%           --%(k)(l)   0.25%         0.24%         0.40%         0.56%
Portfolio turnover rate                                 44%           33%(i)        65%(m)        81%           81%           79%
Net assets, end of period (000's)                  $ 5,995       $ 9,650       $ 2,093       $ 2,286       $ 1,555       $ 1,348
------------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, Galaxy Strategic Equity Fund, Retail B shares were redesignated Liberty Strategic Equity Fund, Class G shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)  Rounds to less than $0.01 per share.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:


                                                     Year         Period
                                                    Ended         Ended
                                                September 30,   September 30,                Year Ended October 31,
Class T Shares                                      2004 (a)     2003 (b)(c)      2002          2001          2000          1999
===================================================================================================================================
Net Asset Value, Beginning of Period                $ 9.26        $ 8.54       $ 10.02       $ 10.46        $ 9.89        $ 9.62
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                                 0.17(d)       0.11(d)       0.01(d)       0.03(d)       0.04          0.04(d)
Net realized and unrealized
gain (loss) on investments                            1.54          0.73         (1.08)(e)     (0.11)         1.75          0.27
                                              ------------  ------------   ------------  ------------  ------------  ------------
Total from Investment Operations                      1.71          0.84         (1.07)        (0.08)         1.79          0.31
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                           (0.17)        (0.12)        (0.02)        (0.03)        (0.04)        (0.03)
From net realized gains                                 --            --         (0.39)        (0.33)        (1.18)        (0.01)
                                              ------------  ------------   ------------  ------------  ------------  ------------
Total Distributions Declared
to Shareholders                                      (0.17)        (0.12)        (0.41)        (0.36)        (1.22)        (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 10.80        $ 9.26        $ 8.54       $ 10.02       $ 10.46        $ 9.89
Total return (f)(g)                                  18.50%         9.86%(h)    (11.50)%       (0.83)%       21.09%         3.25%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)                                          1.45%         1.49%(j)      1.40%         1.24%         1.20%         1.19%
Net investment income (i)                             1.64%         1.42%(j)      0.05%         0.25%         0.40%         0.41%
Waiver/reimbursement                                  0.04%         0.01%(j)      0.29%         0.26%         0.40%         0.44%
Portfolio turnover rate                                 44%           33%(h)        65%(k)        81%           81%           79%
Net assets, end of period (000's)                 $100,803       $96,638       $ 6,578       $ 8,400       $ 8,505       $ 8,229
-----------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, Galaxy Strategic Equity Fund, Retail A shares were redesignated Liberty Strategic Equity Fund, Class T shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

(k) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund


Selected data for a share outstanding throughout each period is as follows:

                                                     Year         Period
                                                    Ended         Ended
                                                September 30,   September 30,                Year Ended October 31,
Class Z Shares                                      2004 (a)     2003 (b)(c)      2002          2001          2000          1999
===================================================================================================================================
Net Asset Value, Beginning of Period                $ 9.26        $ 8.56       $ 10.03       $ 10.48        $ 9.90        $ 9.63
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                                 0.21(d)       0.15(d)       0.06(d)       0.08(d)       0.08          0.09(d)
Net realized and unrealized
gain (loss) on investments                            1.53          0.72         (1.07)(e)     (0.12)         1.76          0.27
                                              ------------  ------------  ------------   ------------  ------------  ------------
Total from Investment Operations                      1.74          0.87         (1.01)        (0.04)         1.84          0.36
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                           (0.20)        (0.17)        (0.07)        (0.08)        (0.08)        (0.08)
From net realized gains                                 --            --         (0.39)        (0.33)        (1.18)        (0.01)
                                              ------------  ------------  ------------   ------------  ------------  ------------
Total Distributions Declared
to Shareholders                                      (0.20)        (0.17)        (0.46)        (0.41)        (1.26)        (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 10.80        $ 9.26        $ 8.56       $ 10.03       $ 10.48        $ 9.90
Total return (f)(g)                                  18.93%        10.22%(h)    (11.07)%       (0.43)%       21.69%         3.64%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (i)                                          1.10%         1.02%(j)      0.82%         0.75%         0.78%         0.80%
Net investment income (i)                             1.98%         1.89%(j)      0.63%         0.74%         0.83%         0.80%
Waiver/reimbursement                                  0.05%         0.02%(j)      0.24%         0.21%         0.20%         0.20%
Portfolio turnover rate                                 44%           33%(h)        65%(k)        81%           81%           79%
Net assets, end of period (000's)                  $90,269       $73,276       $19,896      $102,909       $93,558       $71,063
-----------------------------------------------------------------------------------------------------------------------------------


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c) On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f)  Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

(k) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

To the Trustees of Columbia Funds Trust XI and the Shareholders of Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the "Fund") (a series of Columbia Funds Trust XI) at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The financial statements of the Fund as of September 30, 2003 and for the five fiscal periods ending September 30, 2003 were audited by other independent accountants whose report dated November 14, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts

November 15, 2004

UNAUDITED INFORMATION
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

Federal Income Tax Information

For non-corporate shareholders, 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2003 to September 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

100.00% of the ordinary income distributed by the Fund for the year ended September 30, 2004, qualifies for the corporate dividends received deduction.

TRUSTEES
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


Name, address and age,
Position with funds,
Year first elected or         Principal occupation(s) during past five years, Number of portfolios in Columbia Funds
appointed to office(1)        Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES
DOUGLAS A. HACKER (Age 49)    Executive Vice President - Strategy of United Airlines (airline) since December 2002 (formerly
P.O. Box 66100                President of UAL Loyalty Services (airline) from September 2001 to December 2002; Executive Vice
Chicago, IL 60666             President and Chief Financial Officer of United Airlines from March 1999 to September 2001; Senior
Trustee (since 1996)          Vice President - Finance from March 1993 to July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)

                              ------------------------------------------------------------------------------------------------------
JANET LANGFORD KELLY          Professor of Law, Northwestern University, since September 2004; Private Investor since March
(Age 46) Adjunct              2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation
9534 W. Gull Lake Drive       (consumer goods), from September 2003 to March 2004; Executive Vice President-Corporate
Richland, MI 49083-8530       Development and Administration, General Counsel and Secretary, Kellogg Company (food
Trustee (since 1996)          manufacturer), from September 1999 to August 2003; Senior Vice President, Secretary and General
                              Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January
                              1995 to September 1999). Oversees 118, None

                              ------------------------------------------------------------------------------------------------------
RICHARD W. LOWRY (Age 68)     Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood
10701 Charleston Drive        Corporation (building products manufacturer)).  Oversees 1203, None
Vero Beach, FL 32963
Trustee (since 1995)

                              ------------------------------------------------------------------------------------------------------
CHARLES R. NELSON (Age 62)    Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis
Department of Economics       Professor of Political Economy, University of Washington, since September 1993 (formerly Director,
University of Washington      Institute for Economic Research, University of Washington from September 2001 to June 2003) Adjunct
Seattle, WA 98195             Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of
Trustee (since 1981)          Money Credit and Banking, since September 1993; consultant on econometric and statistical matters.
                              Oversees 118, None

                              ------------------------------------------------------------------------------------------------------
JOHN J. NEUHAUSER (Age 61)    Academic Vice President and Dean of Faculties since August 1999, Boston College (formerly Dean,
84 College Road               Boston College School of Management from September 1977 to September 1999).  Oversees 121(3, 4),
Chestnut Hill, MA 02467-3838  Saucony, Inc. (athletic footwear)
Trustee (since 1985)

                              ------------------------------------------------------------------------------------------------------
PATRICK J. SIMPSON (Age 60)   Partner, Perkins Coie L.L.P. (law firm).  Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)






30

--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund


Name, address and age,
Position with funds,
Year first elected or         Principal occupation(s) during past five years, Number of portfolios in Columbia Funds
appointed to office(1)        Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

THOMAS E. STITZEL (Age 68)    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business,
2208 Tawny Woods Place        Boise State University); Chartered Financial Analyst.  Oversees 118, None.
Boise, ID 83706
Trustee (since 1998)

                              ------------------------------------------------------------------------------------------------------
THOMAS C. THEOBALD (Age 67)   Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004
303 W. Madison                (formerly Managing Director, William Blair Capital Partners (private equity investing) from September
Suite 2500                    1994 to September 2004). Oversees 118, Anixter International (network support equipment distributor);
Chicago, IL 60606             Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and
Trustee and Chairman          Ambac Financial Group (financial guaranty insurance)
of the Board5 (since 1996)

                              ------------------------------------------------------------------------------------------------------
ANNE-LEE VERVILLE (Age 59)    Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer
359 Stickney Hill Road        and technology) from 1994 to 1997).  Oversees 1194, Chairman of the Board of Directors, Enesco Group,
Hopkinton, NH 03229           Inc. (designer, importer and distributor of giftware and collectibles)
Trustee (since 1998)

                              ------------------------------------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 63) Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group
100 S.W. Market Street #1500  (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207            Certified Public Accountant, Arthur Young & Company).  Oversees 118, Northwest Natural Gas Co.
Trustee (since 1991)          (natural gas service provider)
                              ------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEE

WILLIAM E. MAYER2 (Age 64)    Managing Partner, Park Avenue Equity Partners (private equity) since February 1999 (formerly Founding
399 Park Avenue               Partner, Development Capital LLC from November 1996 to February 1999).  Oversees 1203, Lee
Suite 3204                    Enterprises (print media), WR Hambrecht + Co. (financial service provider); First Health (healthcare);
New York, NY 10022            Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)
Trustee (since 1994)
                              ------------------------------------------------------------------------------------------------------


1 In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

3 Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

4 Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

5  Mr. Theobald was appointed as Chairman of the Board effective December 10,
   2003.

OFFICERS
--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund


Name, address and age,
Position with Columbia
Funds, Year first elected
or appointed to office         Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Age 47) President of the Columbia Funds since October 2004 (formerly President and Chief Executive Officer,
One Financial Center           CDC IXIS Asset Management Services, Inc. from September 1998 to August 2004).
Boston, MA 02111
President (since 2004)

                               -----------------------------------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 40)  Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December 2000; Vice President
One Financial Center           of the Advisor since April 2003 (formerly President of the Columbia Funds from February 2004 to
Boston, MA 02111               October 2004; Chief Accounting Officer and Controller of the Liberty Funds and of the Liberty
Treasurer (since 2000)         All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy Funds since September
                               2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December 2002 (formerly
                               Vice President of Colonial Management Associates, Inc. from February 1998 to October 2000).

                               -----------------------------------------------------------------------------------------------------
MARY JOAN HOENE (Age 54)       Senior Vice President and Chief Compliance Officer of the Columbia Funds since August 2004; Chief
40 West 57th Street            Compliance Officer of the Liberty All-Star Funds since August 2004 (formerly Partner, Carter, Ledyard
New York, NY 10019             & Milburn LLP from January 2001 to August 2004; Counsel, Carter, Ledyard & Milburn LLP from
Senior Vice President and      November 1999 to December 2000; Vice President and Counsel, Equitable Life Assurance Society of the
Chief Compliance Officer       United States from April 1998 to November 1999,).
(since 2004)

                               -----------------------------------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 34)     Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds since October 2004
One Financial Center           (formerly Controller of the Columbia Funds and of the Liberty All-Star Funds from May 2004 to
Boston, MA 02111               October 2004; Assistant Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
Chief Accounting Officer       Development of the Liberty Funds Group from February 2001 to June 2002; Assistant Treasurer of the
(since 2004)                   Liberty Funds and of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager,
                               Deloitte & Touche LLP from May 1997 to August 1999).

                               -----------------------------------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 34)    Controller of the Columbia Funds and of the Liberty All-Star Funds since October 2004 (formerly Vice
One Financial Center           President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Boston, MA 02111               and Loomis Sayles Funds from February 2003 to September 2004; Assistant Vice President of CDC IXIS
                               Controller (since 2004) Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest
                               Funds from August 2000 to February 2003; Tax Manager of PFPC, Inc. from November 1996 to August
                               2000).

                               -----------------------------------------------------------------------------------------------------
DAVID A. ROZENSON (Age 50)     Secretary of the Columbia Funds and of the Liberty All-Star Funds since December 2003; Senior
One Financial Center           Counsel, Bank of America Corporation (formerly FleetBoston Financial Corporation) since January 1996;
Boston, MA 02111               Associate General Counsel, Columbia Management Group since November 2002.
Secretary (since 2003)
                               -----------------------------------------------------------------------------------------------------

Important Information About This Report

--------------------------------------------------------------------------------
                                                   Columbia Dividend Income Fund

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110



The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Dividend Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Dividend Income Fund Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the fund for the fiscal year ended September 30, 2004.

[eDelivery LOGO]


Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Dividend Income Fund  ANNUAL REPORT, SEPTEMBER 30, 2004

                                                               PRSRT STD
                                                             U.S. POSTAGE
                                                                 PAID
                                                             HOLLISTON, MA
                                                             PERMIT NO. 20

[LOGO]:
COLUMBIA FUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP
(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611

                                                727-02/970S-0904 (11/04) 04/3397

[GRAPHIC]

COLUMBIA THEMATIC EQUITY FUNDS

ANNUAL REPORT
SEPTEMBER 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Economic Update                                                                1

Columbia Global Thematic Equity Fund

Performance Information                                                        2

Understanding Your Expenses                                                    3

Portfolio Managers' Report                                                     4

Columbia European Thematic Equity Fund

Performance Information                                                        6

Understanding Your Expenses                                                    7

Portfolio Managers' Report                                                     8

Financial Statements                                                          10

   Investment Portfolios                                                      11

   Statements of Assets and Liabilities                                       18

   Statements of Operations                                                   19

   Statements of Changes in Net Assets                                        20

   Notes to Financial Statements                                              21

   Financial Highlights                                                       28

Report of Independent Registered Public Accounting Firm                       30

Unaudited Information                                                         31

Trustees                                                                      32

Officers                                                                      34

Important Information About This Report                                       35

Columbia Funds                                                                36

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED   -------------------
            NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                  COLUMBIA THEMATIC EQUITY FUNDS

DEAR SHAREHOLDER:

Your fund's legal and management team here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

- THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

   PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

- THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

- IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY -- BANK OF AMERICA -- HAS ALSO INCREASED THE ROLE THAT SUCH PROFESSIONALS PLAY WITHIN THE BROADER ORGANIZATION. A CHIEF COMPLIANCE OFFICER HAS BEEN NAMED TO REPORT DIRECTLY TO KEN LEWIS, BANK OF AMERICA'S CHIEF EXECUTIVE OFFICER. BANK OF AMERICA HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,


/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

ECONOMIC UPDATE

                                                  COLUMBIA THEMATIC EQUITY FUNDS

The United States led a worldwide economic recovery that picked up steam in 2003. But it also led a slowdown in economic growth within developed markets as the 12-month period that began October 1, 2003, and ended September 30, 2004, wore on. The US economy hit a soft patch mid year, as GDP growth slowed to 3.3%. Europe's economies grew at less than 2.0%, making it the weakest economic region in the industrialized world. Growth in the United Kingdom was in line with US growth.

JAPAN'S RECOVERY REMAINS ON TRACK

In Japan, a robust economic recovery lost some steam midway through the year. Growth slowed from 6.5% in the first half to just under 4.0% in the second half. However, the country's economic recovery appears to be broadening beyond the export-driven big companies. Smaller companies that cater to domestic demand have gained ground and helped spur a rise in employment.

EMERGING MARKETS WERE GROWTH LEADERS

In emerging markets, double-digit economic growth in the first half of the period reflected both high demand for exports and rising domestic economic activity. Some of these world growth leaders experienced slower growth in the second half. And while restrictive monetary policy, especially in China, could restrain growth in 2005, there's no evidence of a sharp fall-off in emerging market economic growth. In fact, in Southeast Asian economies, exports have continued to trend higher. As the manufacturing center of the global economy, Southeast Asia is often considered a relatively reliable indicator of global economic growth.

STOCK MARKETS RESTRAINED BY EXTERNAL EVENTS

In an environment of growth and relative stability, most of the world's stock markets reported positive returns during this reporting period. The S&P 500 Index, a broad measure of US stock market activity, gained 13.87% for the year. The MSCI EAFE Index did even better, returning 22.08%.

However, most of those gains were generated during the first three months of the reporting period. As a cloud of uncertainty descended over the US stock markets, the result of a range of external factors, markets outside the United States were also dragged down. Soaring oil prices, hurricane activity and a disappointing job market put a crimp on consumer spending in the United States, Europe and Japan. Higher commodity prices are beginning to affect corporate profitability and the number of global companies issuing profit warnings has increased. In the United States, uncertainty about the outcome of the forthcoming presidential election and ongoing concerns about the war in Iraq and terrorist threats helped sideline investors.

By the end of the reporting period, stock markets in the United States and Japan were flat to down in 2004. In Europe, most markets have eked out modest gains. The markets of Sweden, Denmark and Norway were standouts, with double-digit performance. Selected emerging stock markets, such as the Czech Republic, Egypt and Hungary, continued to rise strongly through the end of the period.

LOOKING AHEAD

Strong global trading patterns suggest that the world's economies are still on track. Even if energy prices remain high, the pace of economic expansion is more likely to drift lower rather than descend sharply. However, until the uncertainties plaguing the US markets begin to dissipate, investor fears--rather than the outlook for economic prosperity--are likely to hold sway over global stock markets.

[SIDENOTE]

SUMMARY:
FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004

- ECONOMIC DEMAND WAS SOLID, BUT IT SLOWED BETWEEN THE FIRST AND SECOND HALF OF THE REPORTING PERIOD.

- BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX DELIVERED DOUBLE-DIGIT RETURNS, BUT MOST WERE ACCUMULATED IN THE FIRST HALF OF THE PERIOD.

[CHART]

S&P INDEX         13.87%
MSCI INDEX        22.08%

The S&P 500 Index is an unmanaged index that tracks the performance of the 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index is free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

PERFORMANCE INFORMATION

                                            COLUMBIA GLOBAL THEMATIC EQUITY FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 01/02/01 - 09/30/04

               CLASS Z SHARES   MSCI WORLD INDEX
  1/1/2001       $   10,000        $   10,000
 1/31/2001       $   10,424        $   10,193
 2/28/2001       $    9,556        $    9,331
 3/31/2001       $    8,737        $    8,716
 4/30/2001       $    9,467        $    9,358
 5/31/2001       $    9,338        $    9,236
 6/30/2001       $    9,042        $    8,946
 7/31/2001       $    8,766        $    8,826
 8/31/2001       $    8,302        $    8,401
 9/30/2001       $    7,493        $    7,660
10/31/2001       $    7,680        $    7,806
11/30/2001       $    8,174        $    8,267
12/31/2001       $    8,351        $    8,318
 1/31/2002       $    7,887        $    8,065
 2/28/2002       $    7,738        $    7,994
 3/31/2002       $    8,064        $    8,363
 4/30/2002       $    7,634        $    8,064
 5/31/2002       $    7,564        $    8,077
 6/30/2002       $    7,169        $    7,586
 7/31/2002       $    6,547        $    6,946
 8/31/2002       $    6,478        $    6,958
 9/30/2002       $    5,757        $    6,192
10/31/2002       $    6,290        $    6,648
11/30/2002       $    6,566        $    7,006
12/31/2002       $    6,211        $    6,665
 1/31/2003       $    5,955        $    6,462
 2/28/2003       $    5,787        $    6,349
 3/31/2003       $    5,728        $    6,328
 4/30/2003       $    6,162        $    6,889
 5/31/2003       $    6,439        $    7,280
 6/30/2003       $    6,617        $    7,406
 7/31/2003       $    6,844        $    7,555
 8/31/2003       $    6,973        $    7,718
 9/30/2003       $    6,894        $    7,764
10/31/2003       $    7,387        $    8,224
11/30/2003       $    7,397        $    8,348
12/31/2003       $    7,793        $    8,871
 1/31/2004       $    7,963        $    9,013
 2/29/2004       $    8,103        $    9,164
 3/31/2004       $    8,033        $    9,103
 4/30/2004       $    7,783        $    8,917
 5/31/2004       $    7,783        $    8,998
 6/30/2004       $    7,873        $    9,182
 7/31/2004       $    7,503        $    8,883
 8/31/2004       $    7,554        $    8,922
 9/30/2004       $    7,713        $    9,090

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from January 2, 2001.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

   SHARE CLASS            Z
--------------------------------
   INCEPTION          01/02/01
--------------------------------
   1-year                11.89
   Life (01/02/01)       -6.69

All results shown assume reinvestment of distributions.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z shares are sold only at net asset value with no Rule 12b-1 fees. Class Z shares may be purchased by, among others: any shareholder (and family members) of a fund distributed by Columbia Funds Distributor, Inc. (CFDI) who (i) hold class Z shares, (ii) who holds class A shares that were obtained by exchanging with class Z shares, or (iii) who purchased no-load shares of funds merged with funds distributed by CFDI; clients of fee-based broker-dealers or registered investment advisors that recommend the purchase of fund shares; any trustee or director (and family members of a shareholder or any person listed on an account registration for the account of any shareholder) of any fund distributed by CFDI; insurance companies, trust companies, banks, endowments, investment companies, and foundations; and retirement plans with assets of at least $5 million. Investment minimums vary. For further information, please consult the fund prospectus.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 01/02/01 - 09/30/04 ($)

   Class Z      7,713

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                            COLUMBIA GLOBAL THEMATIC EQUITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004

                ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE         EXPENSES PAID        FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)     DURING THE PERIOD ($)   EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------------
              ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL   ACTUAL     HYPOTHETICAL
---------------------------------------------------------------------------------------------------------------
   Class Z   1,000.00     1,000.00         960.50      1,017.00      7.84          8.07             1.60

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

PORTFOLIO MANAGERS' REPORT

                                            COLUMBIA GLOBAL THEMATIC EQUITY FUND

For the 12-month period ended September 30, 2004, class Z shares of Columbia Global Thematic Equity Fund returned 11.89%. Fund performance was below that of its benchmark, the MSCI World Index, which returned 17.10%. The fund benefited from surging prices in energy and materials stocks. However, those gains were partially offset by mixed returns from large positions in financials and information technology, and poor performance in the consumer staples area.

ECONOMIC GROWTH MAY HAVE PEAKED

The first half of the year was characterized by broad-based global economic growth, as demand for raw materials in China and India powered equity markets. While the markets remained in positive territory for the rest of the period, stocks gave back some of their earlier gains over the summer as interest rates increased and economic data came in weaker than expected. Tight supplies of oil and natural gas and surging demand combined to raise oil prices to record levels. Higher prices helped energy producers, but they raised costs for consumer-oriented companies and dampened their returns.

DIVERSIFICATION AND GLOBAL DATA TRAFFIC PAID OFF

Early in the year, we made a strategic decision to increase energy exposure as part of the DIVERSIFICATION theme. This worked out well for the fund as US oil driller National-Oilwell gained more than 80% and Canadian Oil company Suncor Energy rose 72%. Suncor's profits rose as a result of higher commodity prices. The company also made improvements in its production processes that lowered its cost per barrel. Another Canadian company, Potash, did well for the DIVERSIFICATION theme. Increased land cultivation in developing countries helped the fertilizer manufacturer gain 80% during the year.

In the GLOBAL DATA TRAFFIC theme, US stock Qualcomm appreciated dramatically. We sold it when it reached our price target. We believe the risk/reward relationship is better in other telecom-related technology companies such as Ericsson, which gained 112% during the period.

DISAPPOINTING RESULTS FROM BANKS, SOFTWARE AND STAPLES

Financial stocks accounted for 20% of the fund's assets, but very little in total return. Kookmin Bank (DEREGULATION/CROSS SELLING) declined on worries that the delayed recovery of Korea's domestic economy would result in raised delinquency rates on loans to small and mid-size businesses. Nomura Holdings (SAVING FOR RETIREMENT) also lost ground as investors fear that deregulation of the Japanese securities industry would hurt their business. In the United States, software company BEA Systems (STRATEGIC INFORMATION) lost ground when it experienced difficulty meeting sales forecasts.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS Z SHARES RETURNED 11.89%.

- A STRONG GLOBAL STOCK MARKET AND RECORD-HIGH COMMODITY PRICES HELPED THE FUND AND ITS BENCHMARK ACHIEVE DOUBLE-DIGIT RETURNS.

- ROBUST RETURNS FROM THE ENERGY AND MATERIALS SECTORS HELPED PERFORMANCE. HOWEVER PERFORMANCE WAS RESTRAINED BY POOR RESULTS FROM CONSUMER STAPLES HOLDINGS.

[CHART]

CLASS Z SHARES         11.89%
MSCI WORLD INDEX       17.10%

                                    OBJECTIVE
                        Seeks long-term growth of capital

                                TOTAL NET ASSETS
                                  $0.4 million

NET ASSET VALUE PER SHARE AS OF 09/30/04 ($)

   Class Z                         7.72

DISTRIBUTIONS DECLARED PER SHARE 10/01/03 - 09/30/04 ($)

   Class Z                         0.09

The MSCI World Index is an unmanaged index that tracks the performance of global stocks.

INCREASED GLOBAL EXPOSURE

During the period, we reshaped the fund's holdings, particularly the European holdings, to gain greater global exposure. We eliminated our positions in Kingfisher and Signet Group because of their exposure to a weakening European consumer market. We added Siemens (CONVERGENCE OF COMMUNICATION AND MEDIA), one of the largest German industrial companies, which we expect to benefit from an improvement in the technology cycle in the United States and Asia. The stock was trading at the lower end of its historical range, and we believe it offers attractive return potential.

STILL ROOM FOR GROWTH

Although business spending in the United States picked up, consumer spending slowed. Leading indicators point to lower US economic growth in 2005, particularly if oil prices remain at record highs. We believe that the fate of the US economy is likely to be a swing factor for the rest of the world in the coming year because a large portion of Japanese and European economic growth depends on exports to the United States. As a result, we plan to continue to focus our stock selection on high quality companies with a global profile, which we believe have the potential to do well in this environment.

/s/ [ILLEGIBLE]

Leon Pedersen is the lead manager of Columbia Global Thematic Equity Fund. The fund is managed by a 24-member portfolio team at Nordea Investment Management North America, Inc. No single individual at Nordea is responsible for making investment decisions for the fund. Nordea is the subadvisor to the fund. The fund's advisor is Columbia Management Advisors, Inc.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

PLEASE NOTE: On October 13, 2004, the fund's Board of Trustees voted to liquidate the fund. The fund was closed to new investors as of the close of business on November 10, 2004. The fund is scheduled for liquidation on or about December 10, 2004. The fund will continue to accept some automatic purchases and certain retirement contributions until the fund is liquidated.

[SIDENOTE]

SECTORS AS OF 09/30/04 (%)

   Financials                                         20.4
   Information technology                             19.0
   Consumer discretionary                             13.6
   Industrials                                        13.3
   Health care                                        10.5
   Energy                                              8.3
   Materials                                           5.8
   Telecommunication services                          5.6
   Consumer staples                                    3.5

TOP 5 COUNTRIES AS OF 09/30/04 (%)

   United States                                      41.8
   Japan                                              14.8
   United Kingdom                                      7.6
   Canada                                              6.9
   Switzerland                                         4.9

TOP 10 HOLDINGS AS OF 09/30/04 (%)

   Samsung Electronics Co., Ltd., GDR                  3.8
   Alltel Corp.                                        3.6
   Applied Materials, Inc.                             3.2
   Microsoft Corp.                                     3.1
   Nomura Holdings, Inc.                               3.0
   Pfizer, Inc.                                        3.0
   General Electric Co.                                2.9
   Mitsubishi Corp.                                    2.6
   GlaxoSmithKline PLC                                 2.5
   Hoya Corp.                                          2.5

HOLDINGS DISCUSSED IN THIS REPORT AS OF 09/30/04 (%)

   National-Oilwell, Inc.                              0.4
   Suncor Energy, Inc.                                 2.3
   Potash Corp. of Saskatchewan, Inc.                  1.5
   Telefonaktiebolaget LM Ericsson, Class B            1.1
   Kookmin Bank, ADR                                   0.8
   Nomura Holdings, Inc.                               3.0
   BEA Systems, Inc.                                   1.0
   Siemens AG, Registered Shares                       0.7

Your fund is actively managed and the composition of its portfolio will change over time.

Sector breakdown and countries are calculated as a percentage of total investments. Portfolio holdings are calculated as a percentage of net assets.

PERFORMANCE INFORMATION

                                          COLUMBIA EUROPEAN THEMATIC EQUITY FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 01/02/01 - 09/30/04

               CLASS Z SHARES    MSCI EUROPE INDEX
  1/1/2001       $   10,000         $   10,000
 1/31/2001       $   10,157         $   10,005
 2/28/2001       $    9,234         $    9,127
 3/31/2001       $    8,429         $    8,446
 4/30/2001       $    8,969         $    9,046
 5/31/2001       $    8,477         $    8,605
 6/30/2001       $    8,133         $    8,279
 7/31/2001       $    8,054         $    8,300
 8/31/2001       $    7,907         $    8,084
 9/30/2001       $    7,150         $    7,278
10/31/2001       $    7,327         $    7,509
11/30/2001       $    7,563         $    7,810
12/31/2001       $    7,838         $    8,010
 1/31/2002       $    7,347         $    8,221
 2/28/2002       $    7,347         $    7,590
 3/31/2002       $    7,651         $    8,002
 4/30/2002       $    7,561         $    7,941
 5/31/2002       $    7,471         $    7,916
 6/30/2002       $    7,281         $    7,641
 7/31/2002       $    6,373         $    6,791
 8/31/2002       $    6,343         $    6,790
 9/30/2002       $    5,364         $    5,896
10/31/2002       $    5,893         $    6,466
11/30/2002       $    6,173         $    6,784
12/31/2002       $    5,934         $    6,537
 1/31/2003       $    5,564         $    6,228
 2/28/2003       $    5,334         $    6,025
 3/31/2003       $    5,544         $    5,935
 4/30/2003       $    6,263         $    6,736
 5/31/2003       $    6,733         $    7,173
 6/30/2003       $    6,783         $    7,242
 7/31/2003       $    6,863         $    7,389
 8/31/2003       $    6,823         $    7,375
 9/30/2003       $    6,923         $    7,525
10/31/2003       $    7,362         $    8,028
11/30/2003       $    7,712         $    8,370
12/31/2003       $    8,238         $    9,057
 1/31/2004       $    8,329         $    9,163
 2/29/2004       $    8,472         $    9,432
 3/31/2004       $    8,145         $    9,138
 4/30/2004       $    7,962         $    9,062
 5/31/2004       $    8,043         $    9,209
 6/30/2004       $    8,247         $    9,332
 7/31/2004       $    7,920         $    9,075
 8/31/2004       $    7,859         $    9,081
 9/30/2004       $    8,125         $    9,446

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index that tracks the performance of European stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from January 2, 2001.

PERFORMANCE OF A $10,000 INVESTMENT 01/02/01 - 09/30/04 ($)

   Class Z                    8,125

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

SHARE CLASS            Z
-----------------------------
INCEPTION          01/02/01
-----------------------------
1-year               17.37
Life (01/02/01)      -5.39

All results shown assume reinvestment of distributions.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z shares are sold only at net asset value with no Rule 12b-1 fees. Class Z shares may be purchased by, among others: any shareholder (and family members) of a fund distributed by Columbia Funds Distributor, Inc. (CFDI) who (i) hold class Z shares, (ii) who holds class A shares that were obtained by exchanging with class Z shares, or (iii) who purchased no-load shares of funds merged with funds distributed by CFDI; clients of fee-based broker-dealers or registered investment advisors that recommend the purchase of fund shares; any trustee or director (and family members of a shareholder or any person listed on an account registration for the account of any shareholder) of any fund distributed by CFDI; insurance companies, trust companies, banks, endowments, investment companies, and foundations; and retirement plans with assets of at least $5 million. Investment minimums vary. For further information, please consult the fund prospectus.

UNDERSTANDING YOUR EXPENSES

                                          COLUMBIA EUROPEAN THEMATIC EQUITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004

                   ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE         EXPENSES PAID         FUND'S ANNUALIZED
                BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------
                 ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL   ACTUAL     HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------
   Class Z      1,000.00     1,000.00         997.50      1,017.00      7.99          8.07              1.60

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

PORTFOLIO MANAGERS' REPORT

                                          COLUMBIA EUROPEAN THEMATIC EQUITY FUND

For the 12-month period ended September 30, 2004, class Z shares of Columbia European Thematic Equity Fund returned 17.37%. Surging prices in energy stocks and strong results in the health care sector helped the fund's overall performance. The fund did not gain as much as its benchmark, the MSCI Europe Index, which returned 25.52%. Disappointing performance from industrial and consumer holdings detracted from the fund's return relative to the index.

ECONOMIC GROWTH MAY BE STABILIZING

The year was characterized by broad-based global growth driven by strong demand for raw materials in China and India. Tight oil and gas supplies and surging demand combined to send oil prices to record levels during the period. Higher prices favored energy producers but dampened returns in sectors that were faced with higher costs. While European equity market performance was more volatile by the end of the period, Europe achieved a reasonable annual GDP growth level of 2% during the period. Forecasts call for growth of approximately the same level for the year ahead.

BETTER LIFE AND RETIREMENT THEMES KEPT PACE

The LONGER LIFE, BETTER LIFE theme provided healthy returns, led by two pharmaceutical companies. Aventis gained more than 60% before being acquired by its French rival Sanofi-Synthelabo to become Sanofi-Aventis. Danish drug manufacturer Novo-Nordisk, one of the world's leading producers of insulin and diabetes education training materials, rose 48%. The SAVING FOR RETIREMENT theme had four financial holdings gaining 25% or more during the period. Bank Austria Creditanstalt topped the list, rising 96%. One of the fund's largest holdings, UBS AG, did well on surprisingly strong 2003 results. The financial services company's fee income rose as a result of increased merger and acquisition activity handled by its corporate finance division. It also announced high earnings expectations for 2004, additional share buybacks and a 30% dividend increase.

STRATEGY CHANGE IN CONSUMER COMPANIES

Lackluster returns and a strategy shift in the consumer discretionary sector made a small contribution to performance during the period. British Sky Broadcasting (CONVERGENCE OF COMMUNICATION AND MEDIA) lost ground when it announced lower-than-anticipated growth in new subscribers, but we believe the company still has good prospects. Ryanair (FULFILL YOUR DREAMS) also dropped sharply during the year in response to keener competition from new low-fare carriers. We sold the position as part of our strategy to reduce the fund's exposure to weakening European consumer markets in favor of companies with a broader global reach.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS Z SHARES RETURNED 17.37%.

- RISING MARKET CONDITIONS HELPED THE FUND AND ITS BENCHMARK ACHIEVE DOUBLE-DIGIT RETURNS.

- STRONG RETURNS IN THE ENERGY AND HEALTH CARE SECTORS BOOSTED PERFORMANCE. DISAPPOINTING RESULTS FROM INDUSTRIAL AND CONSUMER-RELATED STOCKS HAMPERED THE FUND'S RETURN RELATIVE TO ITS BENCHMARK, THE MSCI EUROPE INDEX.

[CHART]

CLASS Z SHARES           17.37%
MSCI EUROPE INDEX        25.52%

                                    OBJECTIVE
                        Seeks long-term growth of capital

                                TOTAL NET ASSETS
                                  $0.2 million

NET ASSET VALUE PER SHARE AS OF 09/30/04 ($)

   Class Z                        7.97

DISTRIBUTIONS DECLARED PER SHARE 10/01/03 - 09/30/04 ($)

   Class Z                        0.16

The MSCI Europe Index is a broad-based, unmanaged index that tracks the performance of European stocks.

NEW HOLDINGS IN COMMUNICATION AND MEDIA

In keeping with our efforts to extend the fund's global exposure, we initiated a position in EMI Group, a leading global music recording and publishing company in the CONVERGENCE OF COMMUNICATION AND MEDIA theme. As the market for legal online music finally takes hold, we expect it to drive growth for companies such as EMI, which owns the rights to over one million songs worldwide. We also added Siemens AG, one of the largest German industrial companies, which we expect to benefit from an improvement in the technology cycle in the United States and Asia. The stock was trading at the lower end of its historical range and offers attractive return potential.

SLOWER GROWTH AHEAD

Although business spending in the United States has picked up, consumer spending growth has slowed. Leading indicators point to lower US economic growth in 2005, particularly if oil prices remain at record highs. We believe that the fate of the US economy is likely to be a swing factor for the rest of the world in the coming year because a large portion of European economic growth depends on exports to the United States. The European economy continues to lag other regions, and higher raw material costs are starting to affect company margins. In this environment, we plan to focus our stock selection on what we believe are high quality companies with a global profile, which have the potential to do well in an environment of slower growth.

/S/ Leon Pedersen

Leon Pedersen is the lead manager of Columbia European Thematic Equity Fund. The fund is managed by a 24-member portfolio team at Nordea Investment Management North America, Inc. No single individual at Nordea is responsible for making investment decisions for the fund. Nordea is the subadvisor to the fund. The fund's advisor is Columbia Management Advisors, Inc.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a limited geographic region, such as Europe, may be subject to additional risks and volatility.

PLEASE NOTE: On October 13, 2004, the fund's Board of Trustees voted to liquidate the fund. The fund was closed to new investors as of the close of business on November 10, 2004. The fund is scheduled for liquidation on or about December 10, 2004. The fund will continue to accept some automatic purchases and certain retirement contributions until the fund is liquidated.

[SIDENOTE]

SECTORS AS OF 09/30/04 (%)

   Financials                          24.6
   Consumer discretionary              15.0
   Health care                         11.8
   Energy                              11.5
   Industrials                          9.5
   Telecommunication services           7.1
   Materials                            6.9
   Consumer staples                     6.9
   Information technology               6.7

TOP 5 COUNTRIES AS OF 09/30/04 (%)

   United Kingdom                      28.6
   Switzerland                         16.0
   France                              13.2
   Germany                             11.1
   Sweden                               6.9

TOP 10 HOLDINGS AS OF 09/30/04 (%)

   BP PLC                               4.9
   Total SA                             4.8
   Novartis AG, Registered Shares       4.1
   UBS AG, Registered Shares            3.9
   GlaxoSmithKline PLC                  3.8
   Prudential PLC                       3.5
   Diageo PLC                           3.3
   Dexia                                3.0
   Lafarge SA                           3.0
   Adecco SA                            2.9

HOLDINGS DISCUSSED IN THIS REPORT AS OF 09/30/04 (%)

   Sanofi-Aventis                       1.1
   Novo-Nordisk A/S, Class B            1.7
   Bank Austria Creditanstalt           2.0
   UBS AG, Registered Shares            3.9
   British Sky Broadcasting PLC         2.5
   EMI Group PLC                        2.4
   Siemens AG, Registered Shares        2.2

Your fund is actively managed and the composition of its portfolio will change over time.

Sector breakdown and countries are calculated as a percentage of total investments. Portfolio holdings are calculated as a percentage of net assets.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2004                                COLUMBIA THEMATIC EQUITY FUNDS

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

SEPTEMBER 30, 2004                          COLUMBIA GLOBAL THEMATIC EQUITY FUND

                                                                                                          SHARES     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 100.1%

CONSUMER DISCRETIONARY - 13.7%

                            AUTOMOBILES - 1.8%   Bayerische Motoren Werke (BMW) AG                            70         2,883
                                                 Honda Motor Co., Ltd.                                       100         4,876
                                                                                               Automobiles Total         7,759

          HOTELS, RESTAURANTS & LEISURE - 2.1%   Carnival Corp.                                              145         6,857
                                                 Compass Group PLC                                           440         1,763
                                                                                           Hotels, Restaurants &
                                                                                                  Leisure Total          8,620

                     HOUSEHOLD DURABLES - 1.3%   Furniture Brands International, Inc.                        150         3,762
                                                 Koninklijke (Royal) Philips
                                                   Electronics NV                                             80         1,838
                                                                                              Household Durables
                                                                                                           Total         5,600

                                  MEDIA - 4.8%   British Sky Broadcasting PLC                                480         4,173
                                                 Lamar Advertising Co., Class A (a)                          100         4,161
                                                 Omnicom Group, Inc.                                         100         7,306
                                                 WPP Group PLC                                               500         4,669
                                                                                                     Media Total        20,309

                       SPECIALTY RETAIL - 3.0%   Home Depot, Inc.                                            205         8,036
                                                 Tiffany & Co.                                                80         2,459
                                                 Tractor Supply Co. (a)                                       75         2,358
                                                                                          Specialty Retail Total        12,853

       TEXTILES, APPAREL & LUXURY GOODS - 0.7%   Adidas-Salomon AG                                            20         2,797
                                                                                             Textiles, Apparel &
                                                                                              Luxury Goods Total         2,797
                                                                                                                   -----------
                                                                                          CONSUMER DISCRETIONARY
                                                                                                           TOTAL        57,938

CONSUMER STAPLES - 3.5%

                              BEVERAGES - 2.0%   Diageo PLC                                                  300         3,754
                                                 PepsiCo, Inc.                                                95         4,622
                                                                                                 Beverages Total         8,376

               FOOD & STAPLES RETAILING - 1.0%   CVS Corp.                                                   100         4,213
                                                                                                  Food & Staples
                                                                                                 Retailing Total         4,213

                          FOOD PRODUCTS - 0.5%   Nestle SA, Registered Shares                                 10         2,297
                                                                                             Food Products Total         2,297
                                                                                                                   -----------
                                                                                          CONSUMER STAPLES TOTAL        14,886

ENERGY - 8.3%

            ENERGY EQUIPMENT & SERVICES - 4.8%   Nabors Industries Ltd. (a)                                  150         7,102
                                                 National-Oilwell, Inc. (a)                                   50         1,643
                                                 Schlumberger Ltd.                                           150        10,097
                                                 Varco International, Inc. (a)                                60         1,609
                                                                                              Energy Equipment &
                                                                                                  Services Total        20,451

                              OIL & GAS - 3.5%   Suncor Energy, Inc.                                         300         9,613
                                                 Total SA                                                     25         5,103
                                                                                                 Oil & Gas Total        14,716
                                                                                                                   -----------
                                                                                                    ENERGY TOTAL        35,167

                                 See Accompanying Notes to Financial Statements.

                                                                                                          SHARES     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - 20.4%

                        CAPITAL MARKETS - 3.7%   Merrill Lynch & Co., Inc.                                   170         8,453
                                                 UBS AG, Registered Shares                                   100         7,061
                                                                                           Capital Markets Total        15,514

                       COMMERCIAL BANKS - 8.1%   Allied Irish Banks PLC                                      110         1,834
                                                 Banco Santander Central Hispano SA                          550         5,377
                                                 Dexia                                                       300         5,586
                                                 Kookmin Bank, ADR (a)                                       100         3,184
                                                 Mitsubishi Tokyo Financial Group                              1         8,353
                                                 Wells Fargo & Co.                                           170        10,137
                                                                                          Commercial Banks Total        34,471

         DIVERSIFIED FINANCIAL SERVICES - 5.3%   Citigroup, Inc.                                             220         9,706
                                                 Nomura Holdings, Inc.                                     1,000        12,870
                                                                                           Diversified Financial
                                                                                                  Services Total        22,576

                              INSURANCE - 3.3%   Alleanza Assicurazioni S.p.A.                               300         3,475
                                                 Axa                                                         170         3,450
                                                 Prudential PLC                                              535         4,373
                                                 Swiss Re, Registered Shares                                  50         2,887
                                                                                                 Insurance Total        14,185
                                                                                                                   -----------
                                                                                                FINANCIALS TOTAL        86,746

HEALTH CARE - 10.5%

       HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%   Hospira, Inc. (a)                                            17           520
                                                 Medtronic, Inc.                                              45         2,336
                                                                                           Health Care Equipment
                                                                                                & Supplies Total         2,856

                        PHARMACEUTICALS - 9.8%   Abbott Laboratories                                         175         7,413
                                                 Eli Lilly & Co.                                              90         5,405
                                                 GlaxoSmithKline PLC                                         500        10,806
                                                 Novartis AG, Registered Shares                              110         5,133
                                                 Pfizer, Inc.                                                420        12,852
                                                                                           Pharmaceuticals Total        41,609
                                                                                                                   -----------
                                                                                               HEALTH CARE TOTAL        44,465

INDUSTRIALS - 13.3%

                    AEROSPACE & DEFENSE - 2.2%   Bombardier, Inc., Class B                                 1,000         2,308
                                                 Honeywell International, Inc.                               200         7,172
                                                                                             Aerospace & Defense
                                                                                                           Total         9,480

         COMMERCIAL SERVICES & SUPPLIES - 0.4%   Securitas AB, Class B                                       120         1,599
                                                                                           Commercial Services &
                                                                                                  Supplies Total         1,599

               INDUSTRIAL CONGLOMERATES - 3.6%   General Electric Co.                                        370        12,425
                                                 Siemens AG, Registered Shares                                40         2,948
                                                                                                      Industrial
                                                                                             Conglomerates Total        15,373

                              MACHINERY - 2.1%   Atlas Copco AB, Class A                                      70         2,697
                                                 Tomra Systems ASA                                           500         1,892
                                                 Volvo AB, Class B                                           120         4,240
                                                                                                 Machinery Total         8,829

See Accompanying Notes to Financial Statements.

                                                                                                          SHARES     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -(CONTINUED)

INDUSTRIALS - (CONTINUED)

                            ROAD & RAIL - 2.4%   East Japan Railway Co.                                        2        10,366
                                                                                               Road & Rail Total        10,366

       TRADING COMPANIES & DISTRIBUTORS - 2.6%   Mitsubishi Corp.                                          1,000        10,826
                                                                                             Trading Companies &
                                                                                              Distributors Total        10,826
                                                                                                                   -----------
                                                                                               INDUSTRIALS TOTAL        56,473
INFORMATION TECHNOLOGY - 19.0%

               COMMUNICATIONS EQUIPMENT - 2.4%   Nokia Oyj                                                   400        5,493
                                                 Telefonaktiebolaget LM Ericsson,
                                                   Class B (a)                                             1,500         4,677
                                                                                                  Communications
                                                                                                 Equipment Total        10,170

                COMPUTERS & PERIPHERALS - 1.5%   International Business Machines Corp.                        75         6,430
                                                                                                     Computers &
                                                                                               Peripherals Total         6,430

     ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.2%   Hoya Corp.                                                  100        10,506
                                                 Samsung Electronics Co., Ltd., GDR (b)                       80        15,900
                                                                                          Electronic Equipment &
                                                                                               Instruments Total        26,406

           INTERNET SOFTWARE & SERVICES - 0.5%   T-Online International AG (a)                               200         2,177
                                                                                             Internet Software &
                                                                                                  Services Total         2,177

                              SEMICONDUCTORS &   Applied Materials, Inc. (a)                                 809        13,340
                SEMICONDUCTOR EQUIPMENT - 3.2%                                                  Semiconductors &
                                                                                                   Semiconductor
                                                                                                 Equipment Total        13,340

                               SOFTWARE - 5.2%   BEA Systems, Inc. (a)                                       600         4,146
                                                 Dassault Systemes SA                                        100         4,684
                                                 Microsoft Corp.                                             475        13,134
                                                                                                  Software Total        21,964
                                                                                                                   -----------
                                                                                          INFORMATION TECHNOLOGY
                                                                                                           TOTAL        80,487

MATERIALS - 5.8%

                              CHEMICALS - 4.2%   BOC Group PLC                                                60           963
                                                 Johnson Matthey PLC                                         100         1,732
                                                 Potash Corp. of Saskatchewan, Inc.                          100         6,424
                                                 Praxair, Inc.                                               200         8,548
                                                                                                 Chemicals Total        17,667

                 CONSTRUCTION MATERIALS - 0.7%   Holcim Ltd., Registered Shares                               60         3,172
                                                                                          Construction Materials
                                                                                                           Total         3,172

                        METALS & MINING - 0.9%   Inco Ltd. (a)                                               100         3,918
                                                                                           Metals & Mining Total         3,918
                                                                                                                   -----------
                                                                                                 MATERIALS TOTAL        24,757

TELECOMMUNICATION SERVICES - 5.6%

 DIVERSIFIED TELECOMMUNICATION SERVICES - 4.4%   ALLTEL Corp.                                                275        15,100
                                                 Telefonica SA                                                21           314
                                                 Telenor ASA                                                 400         3,052
                                                                                                     Diversified
                                                                                               Telecommunication
                                                                                                  Services Total        18,466

                                 See Accompanying Notes to Financial Statements.

                                                                                                          SHARES     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - (CONTINUED)

    WIRELESS TELECOMMUNICATION SERVICES - 1.2%   NTT DoCoMo, Inc.                                              3         5,115
                                                                                                        Wireless
                                                                                               Telecommunication
                                                                                                  Services Total         5,115
                                                                                                                   -----------
                                                                                               TELECOMMUNICATION
                                                                                                  SERVICES TOTAL        23,581

                                                 TOTAL COMMON STOCKS - 100.1%
                                                 (COST OF $407,607) (c)                                                424,500

                                                 OTHER ASSETS & LIABILITIES, NET - (0.1)%                                 (518)

                                                 NET ASSETS - 100.0%                                                   423,982

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the value of this security represents 3.8% of net assets.

(c)  Cost for federal income tax purposes is $417,298.

     ACRONYM                      NAME
--------------------------------------------------------
       ADR               American Depositary Receipt
       GDR               Global Depositary Receipt

SUMMARY OF SECURITIES                     % OF TOTAL
BY COUNTRY (UNAUDITED)          VALUE     INVESTMENTS
-----------------------------------------------------
United States               $  177,286        41.8%
Japan                           62,911        14.8
United Kingdom                  32,233         7.6
Canada                          29,365         6.9
Switzerland                     20,550         4.9
South Korea                     19,084         4.5
France                          13,237         3.1
Sweden                          13,214         3.1
Netherlands                     11,935         2.8
Germany                         10,806         2.6
Panama                           6,857         1.6
Spain                            5,691         1.3
Belgium                          5,586         1.3
Finland                          5,493         1.3
Norway                           4,943         1.2
Italy                            3,475         0.8
Ireland                          1,834         0.4
                            ----------       -----
                            $  424,500       100.0%
                            ==========       =====

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

SEPTEMBER 30, 2004                        COLUMBIA EUROPEAN THEMATIC EQUITY FUND

                                                                                                          SHARES     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 106.9%

CONSUMER DISCRETIONARY - 16.3%

                            AUTOMOBILES - 2.9%   Bayerische Motoren Werke (BMW) AG                           114         4,696
                                                                                               Automobiles Total         4,696

          HOTELS, RESTAURANTS & LEISURE - 3.2%   Carnival PLC                                                 46         2,272
                                                 Compass Group PLC                                           765         3,065
                                                                                           Hotels, Restaurants &
                                                                                                   Leisure Total         5,337

                     HOUSEHOLD DURABLES - 2.7%   Koninklijke (Royal) Philips
                                                   Electronics NV                                            190         4,366
                                                                                              Household Durables
                                                                                                           Total         4,366

                                  MEDIA - 4.9%   British Sky Broadcasting PLC                                475         4,130
                                                 EMI Group PLC                                             1,000         4,007
                                                                                                     Media Total         8,137

       TEXTILES, APPAREL & LUXURY GOODS - 2.6%   Adidas-Salomon AG                                            31         4,336
                                                                                             Textiles, Apparel &
                                                                                              Luxury Goods Total         4,336
                                                                                                                   -----------
                                                                                          CONSUMER DISCRETIONARY
                                                                                                           TOTAL        26,872

CONSUMER STAPLES - 7.6%

                              BEVERAGES - 3.4%   Diageo PLC                                                  440         5,506
                                                                                                 Beverages Total         5,506

                          Food Products - 4.2%   Nestle SA, Registered Shares                                 20         4,593
                                                 Royal Numico NV (a)                                          74         2,361
                                                                                             Food Products Total         6,954
                                                                                                                   -----------
                                                                                          CONSUMER STAPLES TOTAL        12,460

ENERGY - 12.5%

                             OIL & GAS - 12.5%   BP PLC                                                      850         8,139
                                                 Shell Transport & Trading Co., PLC                          605         4,450
                                                 Total SA                                                     39         7,960
                                                                                                 Oil & Gas Total        20,549
                                                                                                                   -----------
                                                                                                    ENERGY TOTAL        20,549

FINANCIALS - 26.9%

                        CAPITAL MARKETS - 3.9%   UBS AG, Registered Shares                                    90         6,355
                                                                                           Capital Markets Total         6,355

                      COMMERCIAL BANKS - 12.3%   Allied Irish Banks PLC                                      150         2,501
                                                 Banco Santander Central Hispano SA                          435         4,252
                                                 Bank Austria Creditanstalt                                   46         3,268
                                                 Dexia                                                       265         4,934
                                                 ForeningsSparbanken AB                                      100         2,081
                                                 Sanpaolo IMI S.p.A.                                         285         3,221
                                                                                          Commercial Banks Total        20,257

                             INSURANCE - 10.7%   Alleanza Assicurazioni S.p.A.                               400         4,633
                                                 Axa                                                         225         4,567
                                                 Prudential PLC                                              700         5,722
                                                 Swiss Re, Registered Shares                                  47         2,714
                                                                                                 Insurance Total        17,636
                                                                                                                   -----------
                                                                                                FINANCIALS TOTAL        44,248

                                 See Accompanying Notes to Financial Statements.

                                                                                                          SHARES     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - 10.6%

                       PHARMACEUTICALS - 10.6%   GlaxoSmithKline PLC                                         288         6,225
                                                 Novartis AG, Registered Shares                              146         6,813
                                                 Novo-Nordisk A/S, Class B                                    50         2,739
                                                 Sanofi-Aventis                                               24         1,746
                                                                                           Pharmaceuticals Total        17,523
                                                                                                                   -----------
                                                                                               HEALTH CARE TOTAL        17,523

INDUSTRIALS - 10.4%

                AIR FREIGHT & LOGISTICS - 1.0%   Exel PLC                                                    130         1,612
                                                                                                   Air Freight &
                                                                                                 Logistics Total         1,612

         COMMERCIAL SERVICES & SUPPLIES - 2.9%   Adecco SA                                                    96         4,783
                                                                                           Commercial Services &
                                                                                                  Supplies Total         4,783

               INDUSTRIAL CONGLOMERATES - 2.3%   Siemens AG, Registered Shares                                50         3,685
                                                                                                      Industrial
                                                                                             Conglomerates Total         3,685

                              MACHINERY - 4.2%   Atlas Copco AB, Class A                                      80         3,082
                                                 Tomra Systems ASA                                           185           700
                                                 Volvo AB, Class B                                            90         3,180
                                                                                                 Machinery Total         6,962
                                                                                                                   -----------
                                                                                               INDUSTRIALS TOTAL        17,042

INFORMATION TECHNOLOGY - 7.3%

               COMMUNICATIONS EQUIPMENT - 2.5%   Telefonaktiebolaget LM Ericsson,
                                                   Class B (a)                                             1,300         4,054
                                                                                                  Communications
                                                                                                 Equipment Total         4,054

           INTERNET SOFTWARE & SERVICES - 2.1%   T-Online International AG (a)                               326         3,548
                                                                                             Internet Software &
                                                                                                  Services Total         3,548

                               SOFTWARE - 2.7%   Dassault Systemes SA                                         95         4,450
                                                                                                  Software Total         4,450
                                                                                                                   -----------
                                                                                                     INFORMATION
                                                                                                TECHNOLOGY TOTAL        12,052

MATERIALS - 7.6%

                              CHEMICALS - 2.5%   BOC Group PLC                                               170         2,726
                                                 Johnson Matthey PLC                                          80         1,386
                                                                                                 Chemicals Total         4,112

                 CONSTRUCTION MATERIALS - 5.1%   Holcim Ltd., Registered Shares                               65         3,437
                                                 Lafarge SA                                                   56         4,917
                                                                                          Construction Materials
                                                                                                           Total         8,354
                                                                                                                   -----------
                                                                                                 MATERIALS TOTAL        12,466

TELECOMMUNICATION SERVICES - 7.7%

 DIVERSIFIED TELECOMMUNICATION SERVICES - 6.4%   Telecom Italia S.p.A.                                       545         1,685
                                                 Telefonica SA                                               305         4,566
                                                 Telenor ASA                                                 570         4,349
                                                                                                     Diversified
                                                                                               Telecommunication
                                                                                                  Services Total        10,600

See Accompanying Notes to Financial Statements.

                                                                                                          SHARES     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - (CONTINUED)

    WIRELESS TELECOMMUNICATION SERVICES - 1.3%   Vodafone Group PLC                                          875         2,100
                                                                                                        Wireless
                                                                                               Telecommunication
                                                                                                  Services Total         2,100
                                                                                                                   -----------
                                                                                               TELECOMMUNICATION
                                                                                                  SERVICES TOTAL        12,700
                                                 TOTAL COMMON STOCKS
                                                 (COST OF $165,464)                                                    175,912

PREFERRED STOCK - 2.2%

HEALTH CARE - 2.2%

       HEALTH CARE PROVIDERS & SERVICES - 2.2%   Fresenius AG                                                 45         3,685
                                                                                           Health Care Providers
                                                                                                & Services Total         3,685
                                                                                                                   -----------
                                                                                               HEALTH CARE TOTAL         3,685
                                                 TOTAL PREFERRED STOCK
                                                 (COST OF $1,071)                                                        3,685

                                                 TOTAL INVESTMENTS - 109.1%
                                                 (COST OF $166,535) (B)                                                179,597

                                                 OTHER ASSETS & LIABILITIES, NET - (9.1)%                              (15,030)

                                                 NET ASSETS - 100.0%                                                   164,567

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $168,131.

SUMMARY OF SECURITIES                     % OF TOTAL
BY COUNTRY (UNAUDITED)       VALUE        INVESTMENTS
----------------------------------------------------
United Kingdom             $   51,340        28.6%
Switzerland                    28,695        16.0
France                         23,640        13.2
Germany                        19,950        11.1
Sweden                         12,397         6.9
Italy                           9,539         5.3
Spain                           8,818         4.9
Netherlands                     6,727         3.8
Norway                          5,049         2.8
Belgium                         4,934         2.7
Austria                         3,268         1.8
Denmark                         2,739         1.5
Ireland                         2,501         1.4
                           ---------        -----
                           $ 179,597        100.0%
                           =========        =====

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

                                 See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004                                COLUMBIA THEMATIC EQUITY FUNDS

                                                                                                        COLUMBIA      COLUMBIA
                                                                                                          GLOBAL      EUROPEAN
                                                                                                        THEMATIC      THEMATIC
                                                                                                          EQUITY        EQUITY
                                                                                                        FUND ($)      FUND ($)
------------------------------------------------------------------------------------------------------------------------------
                                        ASSETS   Investments, at cost                                    407,607       166,535

                                                 Investments, at value                                   424,500       179,597
                                                 Cash                                                      9,819         7,432
                                                 Foreign currency (cost of $9,410 and $6,481,
                                                   respectively)                                           9,559         6,669
                                                 Receivable for:
                                                   Investments sold                                        2,507            --
                                                   Dividends                                                 673           373
                                                   Foreign tax reclaims                                      227           132
                                                 Expense reimbursement due from Investment Advisor         5,879            --
                                                 Deferred Trustees' compensation plan                      2,046         1,814
                                                                                                       -----------------------
                                                                                       Total Assets      455,210       196,017

                                   LIABILITIES   Expense reimbursement due to Investment Advisor              --         1,981
                                                 Payable for:
                                                   Investment advisory fee                                   324         1,407
                                                   Administration fee                                         21           236
                                                   Transfer agent fee                                        195           314
                                                   Pricing and bookkeeping fees                            4,428         4,398
                                                   Trustees' fees                                            240           240
                                                   Audit fee                                              13,850        13,850
                                                   Custody fee                                             1,940         2,201
                                                   Reports to shareholders                                 7,005         3,801
                                                 Deferred Trustees' fees                                   2,046         1,814
                                                 Other liabilities                                         1,179         1,208
                                                                                                       -----------------------
                                                                                 Total Liabilities        31,228        31,450

                                                                                        NET ASSETS       423,982       164,567

                     COMPOSITION OF NET ASSETS   Paid-in capital                                       1,039,734       823,309
                                                 Undistributed (overdistributed) net investment
                                                   income (loss)                                            (877)        2,755
                                                 Accumulated net realized loss                          (631,935)     (674,784)
                                                 Net unrealized appreciation on:
                                                   Investments                                            16,893        13,062
                                                   Foreign currency translations                             167           225

                                                                                        NET ASSETS       423,982       164,567

                                       Class Z   Net assets                                              423,982       164,567
                                                 Shares outstanding                                       54,930        20,637
                                                 Net asset value and offering price per share (a)           7.72          7.97

(a) Redemption price per share is equal to net asset value less any applicable redemption fee.

See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2004             COLUMBIA THEMATIC EQUITY FUNDS

                                                                                                        COLUMBIA      COLUMBIA
                                                                                                          GLOBAL      EUROPEAN
                                                                                                        THEMATIC      THEMATIC
                                                                                                          EQUITY        EQUITY
                                                                                                        FUND ($)      FUND ($)
------------------------------------------------------------------------------------------------------------------------------
                             INVESTMENT INCOME   Dividends                                                 7,766         5,644
                                                 Interest                                                      3           176
                                                                                                       -----------------------
                                                   Total Investment Income (net of foreign taxes
                                                     withheld of $549 and $811, respectively)              7,769         5,820

                                      EXPENSES   Investment advisory fee                                   4,400         2,139
                                                 Administration fee                                          307           149
                                                 Pricing and bookkeeping fees                             14,842        14,550
                                                 Transfer agent fee                                          707           353
                                                 Trustees' fees                                            6,054         8,974
                                                 Custody fee                                              16,064        23,284
                                                 Audit fee                                                18,531        18,531
                                                 Registration fee                                         22,605        22,106
                                                 Reports to shareholders                                  16,805         7,260
                                                 Non-recurring costs (See Note 8)                             23            10
                                                 Other expenses                                            5,176         5,240
                                                                                                       -----------------------
                                                   Total Expenses                                        105,514       102,596
                                                 Fees and expenses waived or reimbursed by
                                                   Investment Advisor                                    (97,146)      (98,522)
                                                 Non-recurring costs assumed by Investment
                                                   Advisor (See Note 8)                                      (23)          (10)
                                                 Custody earnings credit                                     (64)          (40)
                                                                                                       -----------------------
                                                   Net Expenses                                            8,281         4,024
                                                                                                       -----------------------
                                                 Net Investment Income (Loss)                               (512)        1,796

    NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized gain on:
              INVESTMENTS AND FOREIGN CURRENCY     Investments                                            55,989        47,230
                                                   Foreign currency transactions                             581         1,759
                                                                                                       -----------------------
                                                     Net realized gain                                    56,570        48,989
                                                 Net change in unrealized
                                                   appreciation/depreciation on:
                                                   Investments                                            10,898        (7,338)
                                                   Foreign currency translations                             (16)         (128)
                                                                                                       -----------------------
                                                     Net change in unrealized
                                                       appreciation/depreciation                          10,882        (7,466)
                                                                                                       -----------------------
                                                 Net Gain                                                 67,452        41,523
                                                                                                       -----------------------
                                                 Net Increase in Net Assets from Operations               66,940        43,319

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  COLUMBIA THEMATIC EQUITY FUNDS

                                                             COLUMBIA GLOBAL THEMATIC EQUITY FUND
                                                         ------------------------------------------
                                                            YEAR ENDED   PERIOD ENDED    YEAR ENDED
INCREASE (DECREASE)                                      SEPTEMBER 30,  SEPTEMBER 30,   OCTOBER 31,
IN NET ASSETS:                                                2004 ($)  2003(a)(b)($)   2002 (c)($)
---------------------------------------------------------------------------------------------------
               OPERATIONS   Net investment income
                              (loss)                              (512)           (41)       (3,888)
                            Net realized gain (loss)
                              on investments and
                              foreign currency
                              transactions                      56,570       (365,620)     (235,843)
                            Net change in unrealized
                              appreciation/depreciation
                              on investments and
                              foreign currency
                              translations                      10,882        370,489       (51,477)
                                                         ------------------------------------------
                                Net Increase (Decrease)
                                  from Operations               66,940          4,828      (291,208)

DISTRIBUTIONS DECLARED TO   Class Z:
             SHAREHOLDERS     From net investment
                                income                          (6,651)            --          (839)

       SHARE TRANSACTIONS   Class Z:
                              Subscriptions                     28,323         12,603       499,082
                              Distributions reinvested           6,623             --           839
                              Redemptions                     (219,862)      (717,389)     (553,111)
                                                         ------------------------------------------
                                Net Increase (Decrease)
                                  from Share
                                  Transactions                (184,916)      (704,786)      (53,190)
                                                         ------------------------------------------
                                Redemption fees                     13              3            --
                                                         ------------------------------------------
                                  Total Decrease in
                                    Net Assets                (124,614)      (699,955)     (345,237)

               NET ASSETS   Beginning of period                548,596      1,248,551     1,593,788
                            End of period                      423,982        548,596     1,248,551
                            Undistributed
                              (overdistributed) net
                              investment income
                              (loss)                              (877)         5,707          (540)

        CHANGES IN SHARES   Class Z:
                              Subscriptions                      3,599          1,965        67,200
                              Issued for distributions
                                reinvested                         879             --           104
                              Redemptions                      (28,120)      (119,485)      (76,155)
                                                         ------------------------------------------
                                Net Increase
                                  (Decrease)                   (23,642)      (117,520)       (8,851)

                                                            COLUMBIA EUROPEAN THEMATIC EQUITY FUND
                                                         ------------------------------------------
                                                            YEAR ENDED   PERIOD ENDED    YEAR ENDED
INCREASE (DECREASE)                                      SEPTEMBER 30,  SEPTEMBER 30,   OCTOBER 31,
IN NET ASSETS:                                                2004 ($)  2003(a)(b)($)   2002 (c)($)
---------------------------------------------------------------------------------------------------
               OPERATIONS   Net investment income
                              (loss)                             1,796          2,538           857

                            Net realized gain (loss)
                              on investments and
                              foreign currency
                              transactions                      48,989       (134,814)     (451,975)
                            Net change in unrealized
                              appreciation/depreciation
                              on investments and
                              foreign currency
                              translations                      (7,466)       110,855       198,885
                                                         ------------------------------------------
                                Net Increase (Decrease)
                                  from Operations               43,319        (21,421)     (252,233)

DISTRIBUTIONS DECLARED TO   Class Z:
             SHAREHOLDERS     From net investment
                                income                          (6,287)            --       (20,508)

       SHARE TRANSACTIONS   Class Z:
                              Subscriptions                     26,098        179,094       990,208
                              Distributions reinvested           6,287             --        20,508
                              Redemptions                     (168,032)      (828,486)     (979,194)
                                                         ------------------------------------------
                                Net Increase (Decrease)
                                  from Share
                                  Transactions                (135,647)      (649,392)       31,522
                                                         ------------------------------------------
                                Redemption fees                     52            241            --
                                                         ------------------------------------------
                                  Total Decrease in
                                    Net Assets                 (98,563)      (670,572)     (241,219)

               NET ASSETS   Beginning of period                263,130        933,702     1,174,921
                            End of period                      164,567        263,130       933,702
                            Undistributed
                              (overdistributed) net
                              investment income
                              (loss)                             2,755          5,488          (538)

        CHANGES IN SHARES   Class Z:
                              Subscriptions                      3,187         29,213       155,828
                              Issued for distributions
                                reinvested                         807             --         2,658
                              Redemptions                      (21,322)      (149,415)     (157,802)
                                                         ------------------------------------------
                                Net Increase
                                  (Decrease)                   (17,328)      (120,202)          684


(a) The Fund changed its fiscal year end from October 31 to September 30.
(b) Approximately $670,000 and $655,000 of redemptions in Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund, respectively, were by an affiliate of the Funds' investment advisor and were due to certain regulatory requirements.
(c) On July 29, 2002, the Fund's outstanding shares were redesignated as Class Z shares.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004                                COLUMBIA THEMATIC EQUITY FUNDS

NOTE 1. ORGANIZATION

Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund (collectively, the "Funds") are diversified portfolios of Columbia Funds Trust XI (the "Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

Each Fund seeks long-term growth of capital.

FUND SHARES

The Funds may issue an unlimited number of shares. Effective July 29, 2002, the outstanding shares of the Funds were redesignated Class Z shares. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Effective October 13, 2003, the Liberty Global Thematic Equity Fund and Liberty European Thematic Equity Fund were renamed Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund, respectively. Also on this date, the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Funds may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. The Funds, through their custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Funds' ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2004, permanent differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:

                                 UNDISTRIBUTED
                               (OVERDISTRIBUTED)  ACCUMULATED
                                 NET INVESTMENT   NET REALIZED  PAID-IN
                                 INCOME (LOSS)        LOSS      CAPITAL
-----------------------------------------------------------------------
 Columbia Global Thematic
    Equity Fund                     $        579     $    (581) $     2
 Columbia European Thematic
    Equity Fund                            1,758        (1,758)      --

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended September 30, 2004, the period ended September 30, 2003 and year ended October 31, 2002 was as follows:

                                    YEAR ENDED SEPTEMBER 30, 2004
-------------------------------------------------------------------
                                                        LONG TERM
                                   ORDINARY INCOME*   CAPITAL GAINS
-------------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                       $        6,651    $         --
Columbia European Thematic
    Equity Fund                               6,287              --

                                   PERIOD ENDED SEPTEMBER 30, 2003
-------------------------------------------------------------------
                                                        LONG TERM
                                   ORDINARY INCOME*   CAPITAL GAINS
-------------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                       $           --    $         --
Columbia European Thematic
    Equity Fund                                  --              --

                                     YEAR ENDED OCTOBER 31, 2002
-------------------------------------------------------------------
                                                        LONG TERM
                                   ORDINARY INCOME*   CAPITAL GAINS
-------------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                       $          839    $         --
Columbia European Thematic
   Equity Fund                               20,508              --

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                     UNDISTRIBUTED   UNDISTRIBUTED          NET
                                       ORDINARY        LONG-TERM        UNREALIZED
                                        INCOME       CAPITAL GAINS    APPRECIATION*
---------------------------------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                       $          999  $           --  $           7,369
Columbia European Thematic
   Equity Fund                                4,448              --             11,691

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2004, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

                                                                            NET
                                       UNREALIZED      UNREALIZED       UNREALIZED
                                      APPRECIATION    DEPRECIATION     APPRECIATION
------------------------------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                       $       41,660  $      (34,458)  $        7,202
Columbia European Thematic
   Equity Fund                               18,503          (7,037)          11,466

The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                        COLUMBIA        COLUMBIA
                         GLOBAL         EUROPEAN
      YEAR OF           THEMATIC        THEMATIC
     EXPIRATION       EQUITY FUND      EQUITY FUND
---------------------------------------------------
       2009          $       43,995  $       59,878
       2010                 235,325         205,264
       2011                 342,924         408,046
                     $      622,244  $      673,188

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

The following capital loss carryforwards, determined as of September 30, 2004, have been utilized, as follows:

Columbia Global Thematic Equity Fund     $    35,392
Columbia European Thematic Equity Fund        32,829

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Funds' investment advisor and transfer agent, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on average daily net assets of each Fund at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
      -----------------------------------------------
          First $1 billion                0.85%
          Next $500 million               0.80%
          Over $1.5 billion               0.75%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.85% of each Fund's average daily net assets.

SUB-ADVISORY FEE

Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to manage the day-to-day investment operations of the Funds. Columbia, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.60% annually of the average daily net assets of each Fund.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.05% of each Fund's average daily net assets.

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee at the annual rate of 0.15% of each Fund's average daily net assets.

For the year ended September 30, 2004, the effective administration fee rates for the Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund were 0.06% and 0.06%, respectively.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual flat fee of $10,000 paid monthly, and in any month that a Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Funds also pay additional fees for pricing services based on the number of securities held by each Fund.

For the year ended September 30, 2004, the effective pricing and bookkeeping fee rates for the Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund, inclusive of out-of-pocket expenses, were 2.869% and 5.786%, respectively.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions.

For the year ended September 30, 2004, the effective transfer agent fee rate, inclusive of out-of-pocket expenses, for the Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund were 0.14% and 0.14%, respectively.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.60% annually of each Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer role. Each Fund's fee will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. For the year ended September 30, 2004, Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund each paid $1,287 to Columbia for such services. This amount is included in "Other expenses" on the Statements of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended September 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                       PURCHASES           SALES
-------------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                       $      234,855  $      430,651
Columbia European Thematic
   Equity Fund                              175,636         294,632

NOTE 6. REDEMPTION FEES

Effective February 10, 2003, the Funds began imposing a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital. For the year ended September 30, 2004, the redemption fees for the Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund amounted to $13 and $52, respectively.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of September 30, 2004, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The numbers of shareholders greater than 5% and the aggregate percentage of shares outstanding held were as follows:

                                     NUMBER
                                       OF             % OF
                                   SHAREHOLDER     SHARES HELD
---------------------------------------------------------------
Columbia Global Thematic
   Equity Fund                          3                 60.3
Columbia European Thematic
   Equity Fund                          2                 90.6

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended September 30, 2004, Columbia has assumed $23 and $10 of legal, consulting services and Trustees' fees incurred by the Columbia Global Thematic Equity Fund and the Columbia European Thematic Equity Fund, respectively, in connection with these matters.

NOTE 9. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Funds was changed from October 31 to September 30.

NOTE 10. SUBSEQUENT EVENT

On October 13, 2004, the Board of Trustees of the Funds voted to liquidate the Funds. The effective date of the liquidations is expected to be on or about December 10, 2004.

FINANCIAL HIGHLIGHTS

                                            COLUMBIA GLOBAL THEMATIC EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                YEAR              PERIOD                 YEAR           PERIOD
                                                               ENDED               ENDED                ENDED            ENDED
                                                       SEPTEMBER 30,       SEPTEMBER 30,          OCTOBER 31,      OCTOBER 31,
CLASS Z SHARES                                               2004(a)             2003(b)              2002(c)          2001(d)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $        6.98       $        6.37         $       7.78     $      10.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (e)                                        (0.01)                 --(f)             (0.02)           (0.03)
Net realized and unrealized gain (loss)
on investments and foreign currency                             0.84                0.61                (1.39)           (2.32)
                                                       -------------       -------------         ------------     ------------
Total from Investment Operations                                0.83                0.61                (1.41)           (2.35)

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.09)                 --                   --(f)            --

REDEMPTION FEES:
Redemption fees added to paid-in capital                          --(e)(f)            --(e)(f)            N/A              N/A

NET ASSET VALUE, END OF PERIOD                         $        7.72       $        6.98         $       6.37     $       7.78
Total return (g) (h)                                           11.89%               9.58%(i)           (18.08)%         (23.20)%(i)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                    1.60%               1.60%(k)             1.60%            1.60%(k)
Net investment loss (j)                                        (0.10)%             (0.01)%(k)           (0.25)%          (0.40)%(k)
Waiver/reimbursement                                           18.78%              10.25%(k)             5.07%            5.54%(k)
Portfolio turnover rate                                           47%                 41%(i)               41%              15%(i)
Net assets, end of period (000's)                      $         424       $         549         $      1,249     $      1,594

(a) On October 13, 2003, the Liberty Global Thematic Equity Fund was renamed Columbia Global Thematic Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On July 29, 2002, the Stein Roe Global Thematic Equity Fund was redesignated Liberty Global Thematic Equity Fund, Class Z shares.
(d) The Fund commenced investment operations on January 2, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Total return at net asset value assuming all distributions reinvested.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, except for the year ended September 30, 2004 and the period ended September 30, 2003 which had an impact of 0.01%.
(k)  Annualized.

                                            COLUMBIA GLOBAL THEMATIC EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                YEAR              PERIOD                 YEAR           PERIOD
                                                               ENDED               ENDED                ENDED            ENDED
                                                       SEPTEMBER 30,       SEPTEMBER 30,          OCTOBER 31,      OCTOBER 31,
CLASS Z SHARES                                               2004(a)             2003(b)              2002(c)          2001(d)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $        6.93       $        5.90         $       7.46     $      10.18

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                       0.06                0.03                 0.01             0.05
Net realized and unrealized gain (loss)
on investments and foreign currency                             1.14                1.00                (1.44)           (2.77)
                                                       -------------       -------------         ------------     --------------
Total from Investment Operations                                1.20                1.03                (1.43)           (2.72)

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.16)                 --                (0.13)              --

REDEMPTION FEES:
Redemption fees added to paid-in capital                          --(e)(f)            --(e)(f)            N/A              N/A

NET ASSET VALUE, END OF PERIOD                         $        7.97       $        6.93         $       5.90     $       7.46
Total return (g) (h)                                           17.37%              17.46%(i)           (19.58)%         (26.72)%(i)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATE:
Expenses (j)                                                    1.60%               1.60%(k)             1.60%            1.60%(k)
Net investment income (j)                                       0.71%               0.52%(k)             0.07%            0.71%(k)
Waiver/reimbursement                                           39.18%              19.60%(k)             6.08%            5.57%(k)
Portfolio turnover rate                                           71%                 67%(i)               71%              33%(i)
Net assets, end of period (000's)                      $         165       $         263         $        934     $      1,175

(a) On October 13, 2003, the Liberty European Thematic Equity Fund was renamed Columbia European Thematic Equity Fund.
(b)  The Fund changed its fiscal year end from October 31 to September 30.
(c) On July 29, 2002, the Stein Roe European Thematic Equity Fund was redesignated Liberty European Thematic Equity Fund, Class Z shares.
(d) The Fund commenced investment operations on January 2, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f)  Rounds to less than $0.01 per share.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Total return at net asset value assuming all distributions reinvested.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, except for the year ended September 30, 2004 which had an impact of 0.02% and the period ended September 30, 2003 which had an impact of 0.01%.
(k)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                  COLUMBIA THEMATIC EQUITY FUNDS

To the Trustees of Columbia Funds Trust XI and the Shareholders of Columbia Global Thematic Equity Fund and Columbia European Thematic Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the above funds (the "Funds") (each a series of Columbia Funds Trust XI) at September 30, 2004, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

The financial statements of the Funds as of September 30, 2003 and for the three fiscal periods ending September 30, 2003 were audited by other independent accountants whose report dated November 14, 2003 expressed an unqualified opinion on those statements.

The Trustees of the Funds approved a plan of liquidation for the Funds as described in Note 10.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2004

UNAUDITED INFORMATION

                                                  COLUMBIA THEMATIC EQUITY FUNDS

FEDERAL INCOME TAX INFORMATION

Columbia Global Thematic Equity Fund

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2003 to September 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

Columbia European Thematic Equity Fund

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2003 to September 30, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

TRUSTEES

                                                  COLUMBIA THEMATIC EQUITY FUNDS

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                    Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                December 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                             September 2001 to December 2002; Executive Vice President and Chief Financial
Trustee (since 1996)                          Officer of United Airlines from March 1999 to September 2001; Senior Vice
                                              President-Finance from March 1993 to July 1999).Oversees 118, Orbitz,
                                              Inc. (on-line travel company)

JANET LANGFORD KELLY (age 46)                 Adjunct Professor of Law, Northwestern University, since
9534 W. Gull Lake Drive                       September 2004; Private Investor since March 2004 (formerly Chief
Richland, MI 49083-8530                       Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 1996)                          Corporation (consumer goods), from September 2003 to March 2004; Executive
                                              Vice President-Corporate Development and Administration, General Counsel
                                              and Secretary, Kellogg Company (food manufacturer), from September 1999 to
                                              August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                              Corporation (branded, packaged, consumer-products manufacturer) from
                                              January 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                     Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                        Officer, U.S. Plywood Corporation (building products
Vero Beach, FL 32963                          manufacturer)). Oversees 120(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                    Professor of Economics, University of Washington, since January 1976; Ford
Department of Economics                       and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                      Washington, since September 1993 (formerly Director, Institute for Economic
Seattle, WA 98195                             Research, University of Washington from September 2001 to June 2003) Adjunct
Trustee (since 1981)                          Professor of Statistics, University of Washington, since September 1980;
                                              Associate Editor, Journal of Money Credit and Banking, since September 1993;
                                              consultant on econometric and statistical matters. Oversees 118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (age 61)                    Academic Vice President and Dean of Faculties since August 1999, Boston
84 College Road                               College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                  September 1977 to September1999).Oversees 121(3),(4), Saucony, Inc.(athletic
Trustee (since 1985)                          footwear)

PATRICK J. SIMPSON (age 60)                   Partner, Perkins Coie L.L.P.(law firm).Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (age 68)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                        1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                               Analyst. Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                   Partner and Senior Advisor, Chicago Growth Partners (private equity
303 W. Madison                                investing) since September 2004 (formerly Managing Director, William Blair
Suite 2500                                    Capital Partners (private equity investing) from September 1994 to
Chicago, IL 60606                             September 2004). Oversees 118, Anixter International (network support
Trustee                                       equipment distributor); Ventas, Inc.(real estate investment trust); Jones
and Chairman of the Board(5)                  Lang LaSalle (real estate management services) and Ambac Financial Group
(since 1996)                                  (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                    Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                        IBM Corporation (computer and technology) from 1994 to 1997). Oversees
Hopkinton, NH 03229                           119(4), Chairman of the Board of Directors, Enesco Group, Inc. (designer,
Trustee (since 1998)                          importer and distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer,
100 S.W. Market Street                        The Regence Group (regional health insurer); Chairman and Chief Executive
#1500                                         Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur
Portland, OR 97207                            Young & Company). Oversees 118, Northwest Natural Gas Co.(natural gas
Trustee (since 1991)                          service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                  Managing Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                               February 1999 (formerly Founding Partner, Development Capital LLC from
Suite 3204                                    November 1996 to February 1999). Oversees 120(3), Lee Enterprises (print
New York, NY 10022                            media), WR Hambrecht + Co. (financial service provider); First Health
Trustee (since 1994)                          (healthcare); Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                                  COLUMBIA THEMATIC EQUITY FUNDS

NAME, ADDRESS AND AGE, POSITION WITH
COLUMBIA FUNDS, YEAR FIRST ELECTED OR
APPOINTED TO OFFICE                           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS,
CHRISTOPHER L. WILSON (age 47)                President of the Columbia Funds since October 2004 (formerly President and
One Financial Center                          Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from
Boston, MA 02111                              September 1998 to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (age 40)                 Treasurer of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                          December 2000; Vice President of the Advisor since April 2003 (formerly
Boston, MA 02111                              President of the Columbia Funds from February 2004 to October 2004; Chief
Treasurer (since 2000)                        Accounting Officer and Controller of the Liberty Funds and of the Liberty
                                              All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy
                                              Funds since September 2002; Treasurer, Columbia Management Multi-Strategy
                                              Hedge Fund, LLC since December 2002 (formerly Vice President of Colonial
                                              Management Associates, Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)                      Senior Vice President and Chief Compliance Officer of the Columbia Funds
40 West 57th Street                           since August 2004; Chief Compliance Officer of the Liberty All-Star Funds
New York, NY 10019                            since August 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from
Senior Vice President and Chief Compliance    January 2001 to August 2004; Counsel, Carter, Ledyard & Milburn LLP from
Officer (since 2004)                          November 1999 to December 2000; Vice President and Counsel, Equitable Life
                                              Assurance Society of the United States from April 1998 to November 1999,).

MICHAEL G. CLARKE (age 34)                    Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star
One Financial Center                          Funds since October 2004 (formerly Controller of the Columbia Funds and of
Boston, MA 02111                              the Liberty All-Star Funds from May 2004 to October 2004; Assistant
Chief Accounting Officer (since 2004)         Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
                                              Development of the Liberty Funds Group from February 2001 to June
                                              2002; Assistant Treasurer of the Liberty Funds and of the Liberty All-Star
                                              Funds from August 1999 to February 2001; Audit Manager, Deloitte & Touche LLP
                                              from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 34)                   Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                          October 2004 (formerly Vice President of CDC IXIS Asset Management
Boston, MA 02111                              Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles
Controller (since 2004)                       Funds from February 2003 to September 2004; Assistant Vice President of CDC
                                              IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC
                                              Nvest Funds from August 2000 to February 2003; Tax Manager of PFPC, Inc. from
                                              November 1996 to August 2000).

DAVID A. ROZENSON (age 50)                    Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                          December 2003; Senior Counsel, Bank of America Corporation (formerly
Boston, MA 02111                              FleetBoston Financial Corporation) since January 1996; Associate General
Secretary (since 2003)                        Counsel, Columbia Management Group since November 2002.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                  COLUMBIA THEMATIC EQUITY FUNDS

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Thematic Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Thematic Equity Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to their portfolio securities and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the funds' independent registered public accounting firm. During the three most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the three most recent fiscal years and through March 1, 2004, there were no disagreements between the funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the funds for the fiscal year ended September 30, 2004.

COLUMBIA FUNDS

                                                  COLUMBIA THEMATIC EQUITY FUNDS

                  LARGE GROWTH      Columbia Common Stock*
                                    Columbia Growth*
                                    Columbia Growth Stock
                                    Columbia Large Cap Growth
                                    Columbia Tax-Managed Growth
                                    Columbia Tax-Managed Growth II
                                    Columbia Young Investor

                   LARGE VALUE      Columbia Disciplined Value
                                    Columbia Growth & Income
                                    Columbia Large Cap Core
                                    Columbia Tax-Managed Value

                 MIDCAP GROWTH      Columbia Acorn Select
                                    Columbia Mid Cap Growth
                                    Columbia Tax-Managed Aggressive Growth**

                  MIDCAP VALUE      Columbia Dividend Income
                                    Columbia Mid Cap
                                    Columbia Strategic Investor

                  SMALL GROWTH      Columbia Acorn
                                    Columbia Acorn USA
                                    Columbia Small Company Equity

                   SMALL VALUE      Columbia Small Cap
                                    Columbia Small Cap Value

                      BALANCED      Columbia Asset Allocation
                                    Columbia Balanced
                                    Columbia Liberty Fund

                     SPECIALTY      Columbia Real Estate Equity
                                    Columbia Technology
                                    Columbia Utilities

          TAXABLE FIXED-INCOME      Columbia Contrarian Income*
                                    Columbia Corporate Bond*
                                    Columbia Federal Securities
                                    Columbia Fixed Income Securities
                                    Columbia High Yield
                                    Columbia High Yield Opportunities
                                    Columbia Income
                                    Columbia Intermediate Bond
                                    Columbia Intermediate Government Income
                                    Columbia Quality Plus Bond
                                    Columbia Short Term Bond
                                    Columbia Strategic Income

                    TAX EXEMPT      Columbia High Yield Municipal
                                    Columbia Intermediate Tax-Exempt Bond
                                    Columbia Managed Municipals
                                    Columbia National Municipal Bond
                                    Columbia Tax-Exempt
                                    Columbia Tax-Exempt Insured

       SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                    Columbia Connecticut Intermediate Municipal Bond
                                    Columbia Connecticut Tax-Exempt
                                    Columbia Florida Intermediate Municipal Bond
                                    Columbia Massachusetts Intermediate Municipal Bond
                                    Columbia Massachusetts Tax-Exempt
                                    Columbia New Jersey Intermediate Municipal Bond
                                    Columbia New York Intermediate Municipal Bond
                                    Columbia New York Tax-Exempt
                                    Columbia Oregon Municipal Bond
                                    Columbia Pennsylvania Intermediate Municipal Bond
                                    Columbia Rhode Island Intermediate Municipal Bond

                  MONEY MARKET      Columbia Money Market
                                    Columbia Municipal Money Market

          INTERNATIONAL/GLOBAL      Columbia Acorn International
                                    Columbia Acorn International Select
                                    Columbia Europe**
                                    Columbia Global Equity
                                    Columbia International Equity*
                                    Columbia International Stock
                                    Columbia Newport Asia Pacific**
                                    Columbia Newport Greater China
                                    Columbia Newport Tiger

                         INDEX      Columbia Large Company Index
                                    Columbia Small Company Index
                                    Columbia U.S. Treasury Index

* The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.

** The fund will be will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the liquidation, which will take effect on December 10, 2004.

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory and distributor subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA THEMATIC EQUITY FUNDS ANNUAL REPORT, SEPTEMBER 30, 2004     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                LTF-02/982S-0904 (11/04) 04/3401

[GRAPHIC]

COLUMBIA GROWTH STOCK FUND

ANNUAL REPORT

SEPTEMBER 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                             1

Performance Information                                                  2

Understanding Your Expenses                                              3

Economic Update                                                          4

Portfolio Manager's Report                                               5

Financial Statements                                                     7

   Investment Portfolio                                                  8

   Statement of Assets and Liabilities                                  11

   Statement of Operations                                              12

   Statement of Changes in Net Assets                                   13

   Notes to Financial Statements                                        14

   Financial Highlights                                                 19

Report of Independent Registered Public Accounting Firm                 23

Trustees                                                                24

Officers                                                                26

Important Information About This Report                                 27

Columbia Funds                                                          28

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.


 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                      COLUMBIA GROWTH STOCK FUND

DEAR SHAREHOLDER:

Your fund's legal and management team here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

- THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

   PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER, LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

- THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

- IN ADDITION TO ENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY -- BANK OF AMERICA -- HAS ALSO INCREASED THE ROLE THAT SUCH PROFESSIONALS PLAY WITHIN THE BROADER ORGANIZATION. A CHIEF COMPLIANCE OFFICER HAS BEEN NAMED TO REPORT DIRECTLY TO KEN LEWIS, BANK OF AMERICA'S CHIEF EXECUTIVE OFFICER. BANK OF AMERICA HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE

                                                      COLUMBIA GROWTH STOCK FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

SECTORS AS OF 09/30/04 (%)

   Information technology               35.7
   Health care                          21.5
   Consumer staples                     13.5
   Consumer discretionary               12.5
   Financials                            8.4
   Industrials                           4.5
   Energy                                3.9

TOP 10 HOLDINGS AS OF 09/30/04 (%)

   Microsoft Corp.                       5.6
   Medtronic, Inc.                       4.8
   General Electric Co.                  4.5
   Novartis AG ADR                       3.9
   Schlumberger Ltd.                     3.9
   Wal-Mart Stores, Inc.                 3.8
   Costco Wholesale Corp.                3.8
   Pfizer, Inc.                          3.7
   Johnson & Johnson Co.                 3.6
   American International Group, Inc.    3.6

Portfolio holdings are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 09/30/2004.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 0.39% WITHOUT SALES CHARGE.

- SIZABLE ALLOCATIONS IN TECHNOLOGY AND MEDIA STOCKS HURT THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK, THE RUSSELL 1000 GROWTH INDEX, AND ITS PEER GROUP, THE MORNINGSTAR(R) LARGE GROWTH CATEGORY.

- ENERGY STOCKS HELPED PERFORMANCE AS RISING COMMODITY PRICES MADE ENERGY THE PERIOD'S BEST PERFORMER.

[CHART]

CLASS A SHARES                  -0.39%
RUSSELL 1000 GROWTH INDEX        7.51%

                                    OBJECTIVE
                                 Seeks long-term
                                growth of capital

                                TOTAL NET ASSETS
                                 $691.3 million


MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                      COLUMBIA GROWTH STOCK FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04

                      CLASS A SHARES            CLASS A SHARES            RUSSELL 1000
                   WITHOUT SALES CHARGE        WITH SALES CHARGE          GROWTH INDEX            S&P 500 INDEX
 10/1/1994               $   10,000               $    9,425               $   10,000               $   10,000
10/31/1994               $   10,119               $    9,537               $   10,235               $   10,225
11/30/1994               $    9,852               $    9,285               $    9,906               $    9,853
12/31/1994               $    9,953               $    9,381               $   10,073               $    9,999
 1/31/1995               $   10,061               $    9,482               $   10,288               $   10,258
 2/28/1995               $   10,395               $    9,797               $   10,720               $   10,658
 3/31/1995               $   10,674               $   10,061               $   11,033               $   10,972
 4/30/1995               $   10,964               $   10,333               $   11,274               $   11,295
 5/31/1995               $   11,190               $   10,546               $   11,666               $   11,746
 6/30/1995               $   11,641               $   10,971               $   12,117               $   12,019
 7/31/1995               $   12,068               $   11,374               $   12,621               $   12,418
 8/31/1995               $   12,196               $   11,494               $   12,635               $   12,449
 9/30/1995               $   12,819               $   12,082               $   13,217               $   12,974
10/31/1995               $   12,746               $   12,013               $   13,226               $   12,928
11/30/1995               $   13,359               $   12,591               $   13,741               $   13,495
12/31/1995               $   13,500               $   12,724               $   13,819               $   13,756
 1/31/1996               $   13,787               $   12,994               $   14,281               $   14,223
 2/29/1996               $   13,970               $   13,167               $   14,542               $   14,356
 3/31/1996               $   14,138               $   13,325               $   14,561               $   14,493
 4/30/1996               $   14,305               $   13,482               $   14,944               $   14,706
 5/31/1996               $   14,920               $   14,062               $   15,466               $   15,086
 6/30/1996               $   15,081               $   14,214               $   15,487               $   15,143
 7/31/1996               $   14,159               $   13,345               $   14,580               $   14,474
 8/31/1996               $   14,515               $   13,680               $   14,956               $   14,779
 9/30/1996               $   15,518               $   14,625               $   16,045               $   15,611
10/31/1996               $   15,840               $   14,930               $   16,141               $   16,042
11/30/1996               $   16,713               $   15,752               $   17,353               $   17,255
12/31/1996               $   16,329               $   15,390               $   17,013               $   16,913
 1/31/1997               $   17,758               $   16,737               $   18,206               $   17,970
 2/28/1997               $   17,401               $   16,400               $   18,082               $   18,111
 3/31/1997               $   16,289               $   15,352               $   17,104               $   17,366
 4/30/1997               $   17,571               $   16,560               $   18,239               $   18,403
 5/31/1997               $   18,706               $   17,630               $   19,556               $   19,524
 6/30/1997               $   19,566               $   18,441               $   20,338               $   20,398
 7/31/1997               $   21,077               $   19,865               $   22,136               $   22,022
 8/31/1997               $   19,673               $   18,542               $   20,841               $   20,789
 9/30/1997               $   20,657               $   19,469               $   21,867               $   21,928
10/31/1997               $   20,206               $   19,045               $   21,058               $   21,196
11/30/1997               $   20,675               $   19,486               $   21,953               $   22,177
12/31/1997               $   21,496               $   20,260               $   22,198               $   22,559
 1/31/1998               $   21,421               $   20,189               $   22,862               $   22,809
 2/28/1998               $   22,959               $   21,639               $   24,581               $   24,453
 3/31/1998               $   23,962               $   22,584               $   25,562               $   25,706
 4/30/1998               $   24,286               $   22,889               $   25,915               $   25,965
 5/31/1998               $   24,018               $   22,637               $   25,179               $   25,519
 6/30/1998               $   25,464               $   24,000               $   26,720               $   26,555
 7/31/1998               $   25,115               $   23,671               $   26,544               $   26,273
 8/31/1998               $   20,773               $   19,579               $   22,559               $   22,474
 9/30/1998               $   21,627               $   20,383               $   24,292               $   23,915
10/31/1998               $   23,322               $   21,981               $   26,245               $   25,859
11/30/1998               $   25,048               $   23,608               $   28,242               $   27,426
12/31/1998               $   26,987               $   25,435               $   30,790               $   29,006
 1/31/1999               $   29,267               $   27,584               $   32,597               $   30,218
 2/28/1999               $   28,439               $   26,804               $   31,107               $   29,278
 3/31/1999               $   30,239               $   28,500               $   32,747               $   30,449
 4/30/1999               $   29,734               $   28,024               $   32,789               $   31,628
 5/31/1999               $   28,937               $   27,273               $   31,783               $   30,881
 6/30/1999               $   31,082               $   29,294               $   34,008               $   32,595
 7/31/1999               $   30,090               $   28,360               $   32,926               $   31,578
 8/31/1999               $   29,705               $   27,997               $   33,463               $   31,424
 9/30/1999               $   29,411               $   27,720               $   32,760               $   30,563
10/31/1999               $   31,225               $   29,430               $   35,233               $   32,497
11/30/1999               $   32,652               $   30,775               $   37,136               $   33,157
12/31/1999               $   36,868               $   34,748               $   40,998               $   35,110
 1/31/2000               $   36,934               $   34,811               $   39,075               $   33,347
 2/29/2000               $   40,602               $   38,267               $   40,986               $   32,717
 3/31/2000               $   42,685               $   40,230               $   43,921               $   35,917
 4/30/2000               $   40,563               $   38,231               $   41,830               $   34,836
 5/31/2000               $   37,440               $   35,287               $   39,722               $   34,122
 6/30/2000               $   40,776               $   38,431               $   42,733               $   34,964
 7/31/2000               $   39,398               $   37,132               $   40,951               $   34,419
 8/31/2000               $   43,211               $   40,727               $   44,657               $   36,556
 9/30/2000               $   39,715               $   37,432               $   40,432               $   34,626
10/31/2000               $   36,622               $   34,516               $   38,520               $   34,481
11/30/2000               $   31,608               $   29,791               $   32,842               $   31,764
12/31/2000               $   32,686               $   30,807               $   31,804               $   31,919
 1/31/2001               $   33,771               $   31,829               $   34,002               $   33,052
 2/28/2001               $   29,651               $   27,946               $   28,228               $   30,038
 3/31/2001               $   27,442               $   25,864               $   25,157               $   28,134
 4/30/2001               $   30,063               $   28,334               $   28,340               $   30,320
 5/31/2001               $   29,254               $   27,572               $   27,923               $   30,523
 6/30/2001               $   28,075               $   26,461               $   27,275               $   29,781
 7/31/2001               $   26,705               $   25,170               $   26,593               $   29,489
 8/31/2001               $   24,630               $   23,214               $   24,418               $   27,643
 9/30/2001               $   22,445               $   21,155               $   21,981               $   25,410
10/31/2001               $   23,119               $   21,789               $   23,135               $   25,895
11/30/2001               $   25,003               $   23,565               $   25,358               $   27,881
12/31/2001               $   24,860               $   23,431               $   25,310               $   28,126
 1/31/2002               $   24,117               $   22,730               $   24,862               $   27,716
 2/28/2002               $   22,938               $   21,619               $   23,830               $   27,181
 3/31/2002               $   23,975               $   22,596               $   24,655               $   28,203
 4/30/2002               $   22,613               $   21,313               $   22,643               $   26,494
 5/31/2002               $   22,185               $   20,910               $   22,095               $   26,298
 6/30/2002               $   20,404               $   19,231               $   20,051               $   24,425
 7/31/2002               $   18,627               $   17,556               $   18,948               $   22,523
 8/31/2002               $   18,550               $   17,484               $   19,005               $   22,669
 9/30/2002               $   16,714               $   15,753               $   17,034               $   20,205
10/31/2002               $   17,585               $   16,574               $   18,597               $   21,983
11/30/2002               $   18,606               $   17,537               $   19,606               $   23,278
12/31/2002               $   17,432               $   16,430               $   18,252               $   21,911
 1/31/2003               $   17,129               $   16,144               $   17,808               $   21,337
 2/28/2003               $   16,656               $   15,698               $   17,726               $   21,017
 3/31/2003               $   17,016               $   16,038               $   18,056               $   21,221
 4/30/2003               $   18,323               $   17,269               $   19,390               $   22,970
 5/31/2003               $   19,193               $   18,090               $   20,358               $   24,180
 6/30/2003               $   19,268               $   18,160               $   20,639               $   24,490
 7/31/2003               $   19,912               $   18,767               $   21,153               $   24,921
 8/31/2003               $   20,272               $   19,106               $   21,679               $   25,407
 9/30/2003               $   19,609               $   18,482               $   21,447               $   25,137
10/31/2003               $   20,650               $   19,463               $   22,653               $   26,560
11/30/2003               $   21,105               $   19,891               $   22,890               $   26,794
12/31/2003               $   21,729               $   20,480               $   23,682               $   28,198
 1/31/2004               $   21,786               $   20,533               $   24,166               $   28,717
 2/29/2004               $   21,540               $   20,301               $   24,320               $   29,116
 3/31/2004               $   21,010               $   19,802               $   23,868               $   28,676
 4/30/2004               $   20,632               $   19,445               $   23,591               $   28,226
 5/31/2004               $   21,180               $   19,963               $   24,030               $   28,613
 6/30/2004               $   21,161               $   19,945               $   24,330               $   29,168
 7/31/2004               $   19,951               $   18,804               $   22,956               $   28,202
 8/31/2004               $   19,572               $   18,446               $   22,843               $   28,315
 9/30/2004               $   19,525               $   18,402               $   23,060               $   28,612

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The S&P 500 Index was the fund's previous benchmark. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/04 (%)

   SHARE CLASS             A                       B                        C              Z
---------------------------------------------------------------------------------------------------
   INCEPTION            07/15/02                07/15/02                 07/15/02       07/01/58
---------------------------------------------------------------------------------------------------
   SALES CHARGE   WITHOUT        WITH     WITHOUT         WITH     WITHOUT       WITH    WITHOUT
---------------------------------------------------------------------------------------------------
   1-year           -0.39       -6.10       -1.11        -6.05       -1.01      -2.00       0.36
   5-year           -7.86       -8.94       -8.15        -8.44       -8.13      -8.13      -7.57
   10-year           6.92        6.29        6.75         6.75        6.76       6.76       7.09

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The performance information for class A, B, and C shares (newer class shares) includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception date of the newer class shares. The newer class shares returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees and transfer agent fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different. Class A, B, and C shares were initially offered July 15, 2002 and Class Z shares were initially offered July 1, 1958.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 10/01/94 - 09/30/04 ($)

   SALES CHARGE:  WITHOUT       WITH
----------------------------------------
   Class A         19,525      18,402
   Class B         19,214      19,214
   Class C         19,234      19,234
   Class Z         19,831         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                      COLUMBIA GROWTH STOCK FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

APRIL 1, 2004 - SEPTEMBER 30, 2004

                  ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)     EXPENSE RATIO (%)
   --------------------------------------------------------------------------------------------------------------------
                   ACTUAL   HYPOTHETICAL        ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
   --------------------------------------------------------------------------------------------------------------------
   Class A        1,000.00     1,000.00         931.45      1,017.35         7.39          7.72              1.53
   Class B        1,000.00     1,000.00         927.75      1,013.70        10.89         11.38              2.26
   Class C        1,000.00     1,000.00         928.75      1,013.90        10.70         11.18              2.22
   Class Z        1,000.00     1,000.00         936.50      1,020.75         4.12          4.29              0.85

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Transfer Agent not waived or reimbursed a portion of Class Z shares' expenses, Class Z shares' total return would have been reduced.

Had the Distributor not waived a portion of Class A shares' expenses, Class A shares' total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                      COLUMBIA GROWTH STOCK FUND

Despite uncertainty about job growth, rising energy prices and a slowdown in consumer spending, the US economy grew at a pace of more than 4.5% during the 12-month period that began October 1, 2003, and ended September 30, 2004. Growth encountered a soft patch in the second quarter of 2004, but monthly data suggested that it picked up again in the third quarter.

Job growth dominated the economic news during this reporting period: When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth fell below expectations during the summer months, consumer confidence fell. According to the Labor Department's payroll survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, and that has left consumers more cautious about the months ahead.

Consumer spending held up for most of the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending declined during the summer, housing activity remained strong. Also, the business sector stepped into the gap created by sagging consumer spending. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 13.87% during this 12-month reporting period. However, concerns about new terror threats and higher interest rates and energy prices helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

BONDS DELIVER RESPECTABLE GAINS

Despite periods of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short term interest rates. However, a shaky stock market, higher energy prices and some mixed economic data gave the bond market a boost in the last three months of the period. The 10-year Treasury yield ended the period at 4.1%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 3.68%. High-yield bonds gained 12.23%, as measured by the Merrill Lynch US High Yield, Cash Pay Index. However, most of those gains were achieved during the first half of the reporting period. In the second half, slower economic growth and high valuations made high-yield bonds less attractive.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

[SIDENOTE]

SUMMARY:
FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004

- STOCK PRICES ROSE, AS MEASURED BY THE S&P 500 INDEX AND THE BROADER RUSSELL 3000 INDEX. MANY SECTORS RETREATED AS SHORT-TERM INTEREST RATES MOVED HIGHER IN THE SUMMER AND A HOST OF UNCERTAINTIES UNSETTLED INVESTORS.

[CHART]

   S&P 500 INDEX         13.87%
   RUSSELL 3000 INDEX    14.26%

- DESPITE INTEREST RATE VOLATILITY, INVESTMENT-GRADE BONDS CHALKED UP RESPECTABLE GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 3.68%. HIGH-YIELD BONDS, WHICH CAN BE LESS SENSITIVE TO CHANGING INTEREST RATES, LED THE FIXED-INCOME MARKETS. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 12.23%

[CHART]

   MERRILL LYNCH INDEX   12.23%
   LEHMAN INDEX           3.68%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PORTFOLIO MANAGER'S REPORT

                                                      COLUMBIA GROWTH STOCK FUND

For the 12-month period ended September 30, 2004, Columbia Growth Stock Fund class A shares returned negative 0.39% without sales charge. Performance fell short of the Russell 1000 Growth Index, which returned 7.51% during the same period. The fund also came out behind the Morningstar(R) Large Growth Category average, which returned 7.61%.(1)

The fund's strategy is to buy and hold concentrated positions in stocks that we believe will be superior performers over the long term. This approach hampered the fund's return during the period because the areas in which assets were concentrated--technology and media--both experienced declines. Many of the companies owned by the fund continued to experience revenue and earnings growth, but these gains were not reflected in their stock prices during the period as investors focused on external market factors.

DECLINE IN TECHNOLOGY AMID GROWING ECONOMIC CONCERNS

About one-third of the fund's assets were in the technology sector where we found attractive, long-term investment opportunities among businesses with proprietary products, strong pricing, high gross margins and high profits. We expected technology stocks to benefit from positive economic growth domestically and internationally. Instead, technology stocks fell in 2004, as investors worried about the sustainability of the sector's strong performance and buildups in inventory. Our focus was on semiconductor ("chip") and semiconductor capital equipment companies, which were especially weak performers. Detractors included semiconductor capital equipment companies Novellus Systems and ASML Holding, and Xilinx, which makes programmable logic chips.

FURTHER DISAPPOINTMENTS FROM MEDIA

We also had an above-average stake in media companies, where we believe that proprietary entertainment products have the potential to create their own demand. We expected the sector to benefit from a boost in advertising revenues, given strong corporate profit growth. Profits were strong, but advertising spending fell short of our expectations. This hurt Viacom, which owns Infinity Broadcasting (a chain of radio stations), CBS, Paramount Pictures, MTV and Nickelodeon. In addition, the fund owned Comcast, which lost ground after making an unaccepted bid to acquire Walt Disney Company.

(1) (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

     Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 09/30/04 ($)

   Class A                             10.32
   Class B                              9.82
   Class C                              9.82
   Class Z                              8.35

HOLDINGS DISCUSSED IN THIS REPORT AS OF 09/30/04 (%)

   Novellus Systems, Inc.                2.1
   ASML Holding N.V., N.Y.
     Registered shares                   2.4
   Xilinx, Inc.                          2.7
   Viacom, Inc., Class B                 2.7
   Comcast Corp., Class A                2.7
   Novartis AG, ADR                      3.9
   Medtronic, Inc.                       4.8
   Cardinal Health, Inc.                 2.4
   Schlumberger Ltd.                     3.9
   General Electric Co.                  4.5
   American International Group, Inc.    3.6
   Costco Wholesale Corp.                3.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

MIXED RESULTS FROM HEALTH CARE STOCKS

Health care stocks came under pressure as investors worried about upcoming patent expirations and a lack of new blockbuster drugs on the horizon. Despite this negative environment, Novartis and Medtronic generated strong returns. Novartis is a Swiss pharmaceuticals company, while Medtronic is a medical device company. Both companies benefited from new product pipelines that we did not think had been fully appreciated by investors. By contrast, the fund lost ground on Cardinal Health, a leading wholesale distributor of drugs, medical supplies and equipment that was hard hit by news of accounting irregularities.

BRIGHT SPOTS INCLUDED ENERGY, INDUSTRIALS, FINANCIALS AND CONSUMER STOCKS

Some of the fund's biggest stock price gains came from energy, as record high commodity prices sent energy stock prices skyrocketing. Schlumberger, an exploration and production company that uses technology to find new fields and get more out of existing deposits, provided one of the biggest price gains in the fund. Industrials and financials also bolstered performance. General Electric posted above-average gains, while American International Group rallied as insurance pricing improved and the company expanded operations in Asia. Winners elsewhere included Costco Wholesale, a warehouse club that operates a low cost business model and passes the savings to its customers.

OUTLOOK FAVORS LARGE-CAP GROWTH DISCIPLINE

We remain optimistic about the prospects for large-cap growth stocks, which are the focus of the fund. Valuations appear to us to be attractive, and the economic outlook remains favorable. Our expectation is that the economy will continue to grow, but growth rates for corporate profits will slow. Typically, large-cap stocks with a history of consistent earnings growth do well in the later stages of an economic expansion as growth becomes harder to generate. We also believe that investments that have been volatile on the downside may have some of the strongest potential for gains on the upside.

[PHOTO OF PAUL BLAUSTEIN]

Paul Blaustein, CFA, has managed Columbia Growth Stock Fund since November 2003 and has been with the advisor since 2003.

/s/ Paul Blaustein

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in technology stocks.

[SIDENOTE]

WE REMAIN OPTIMISTIC ABOUT THE PROSPECTS FOR LARGE-CAP GROWTH STOCKS. VALUATIONS APPEAR TO US TO BE ATTRACTIVE, AND THE ECONOMIC OUTLOOK REMAINS FAVORABLE.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2004                                    COLUMBIA GROWTH STOCK FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

SEPTEMBER 30, 2004                                    COLUMBIA GROWTH STOCK FUND

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 99.3%

CONSUMER DISCRETIONARY - 12.4%

                               MEDIA - 10.7%   Comcast Corp., Class A (a)                              660,000       18,638,400
                                               Liberty Media Corp., Class A (a)                      1,054,500        9,195,240
                                               Liberty Media International, Inc.,
                                                 Class A (a)                                            65,110        2,172,200
                                               News Corp. Ltd., ADR                                    308,700       10,146,969
                                               Time Warner, Inc. (a)                                   953,500       15,389,490
                                               Viacom, Inc., Class B                                   555,800       18,652,648
                                                                                                   Media Total       74,194,947

                     SPECIALTY RETAIL - 1.7%   Home Depot, Inc.                                        297,200       11,650,240
                                                                                        Specialty Retail Total       11,650,240
                                                                                                                 --------------
                                                                                  CONSUMER DISCRETIONARY TOTAL       85,845,187

CONSUMER STAPLES - 13.4%

             FOOD & STAPLES RETAILING - 7.7%   Costco Wholesale Corp.                                  631,000       26,224,360
                                               Wal-Mart Stores, Inc.                                   499,600       26,578,720
                                                                                      Food & Staples Retailing
                                                                                                         Total       52,803,080

                   HOUSEHOLD PRODUCTS - 5.7%   Colgate-Palmolive Co.                                   427,100       19,296,378
                                               Procter & Gamble Co.                                    375,000       20,295,000
                                                                                      Household Products Total       39,591,378
                                                                                                                 --------------
                                                                                        CONSUMER STAPLES TOTAL       92,394,458

ENERGY - 3.9%

          ENERGY EQUIPMENT & SERVICES - 3.9%   Schlumberger Ltd.                                       397,000       26,722,070
                                                                                   Energy Equipment & Services
                                                                                                         Total       26,722,070
                                                                                                                 --------------
                                                                                                  ENERGY TOTAL       26,722,070
FINANCIALS - 8.3%

                      CAPITAL MARKETS - 1.3%   Merrill Lynch & Co., Inc.                               187,300        9,312,556
                                                                                         Capital Markets Total        9,312,556

                     COMMERCIAL BANKS - 3.4%   Wells Fargo & Co.                                       397,900       23,726,777
                                                                                        Commercial Banks Total       23,726,777

                            INSURANCE - 3.6%   American International Group, Inc.                      363,700       24,727,963
                                                                                               Insurance Total       24,727,963
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL       57,767,296
HEALTH CARE - 21.4%

                        BIOTECHNOLOGY - 3.0%   Amgen, Inc. (a)                                         361,800       20,506,824
                                                                                           Biotechnology Total       20,506,824

     HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%   Medtronic, Inc.                                         644,300       33,439,170
                                                                                       Health Care Equipment &
                                                                                                Supplies Total       33,439,170

     HEALTH CARE PROVIDERS & SERVICES - 2.4%   Cardinal Health, Inc.                                   372,000       16,282,440
                                                                                       Health Care Providers &
                                                                                                Services Total       16,282,440

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

                     PHARMACEUTICALS - 11.2%   Johnson & Johnson Co.                                   445,400       25,089,382
                                               Novartis AG, ADR                                        579,100       27,026,597
                                               Pfizer, Inc.                                            832,600       25,477,560
                                                                                         Pharmaceuticals Total       77,593,539
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL      147,821,973

INDUSTRIALS - 4.5%

             Industrial Conglomerates - 4.5%   General Electric Co.                                    929,700       31,219,326
                                                                                Industrial Conglomerates Total       31,219,326
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL       31,219,326

INFORMATION TECHNOLOGY - 35.4%

             COMMUNICATIONS EQUIPMENT - 3.2%   Cisco Systems, Inc. (a)                               1,232,600       22,310,060
                                                                                Communications Equipment Total       22,310,060

              COMPUTERS & PERIPHERALS - 3.1%   Dell, Inc. (a)                                          609,100       21,683,960
                                                                                 Computers & Peripherals Total       21,683,960

                          IT SERVICES - 1.7%   Paychex, Inc.                                           384,000       11,577,600
                                                                                             IT Services Total       11,577,600

                           SEMICONDUCTORS &    Altera Corp. (a)                                      1,094,200       21,413,494
            SEMICONDUCTOR EQUIPMENT - 120.0%   Analog Devices, Inc.                                    328,200       12,727,596
                                               Applied Materials, Inc. (a)                             946,300       15,604,487
                                               ASML Holding N.V., N.Y. Registered Shares (a)         1,274,500       16,402,815
                                               Intel Corp.                                              70,200        1,408,212
                                               Marvell Technology Group Ltd. (a)                       270,700        7,073,391
                                               Maxim Integrated Products, Inc.                         482,900       20,421,841
                                               Microchip Technology, Inc.                              372,600       10,000,584
                                               Novellus Systems, Inc. (a)                              543,000       14,438,370
                                               Xilinx, Inc.                                            702,600       18,970,200
                                                                Semiconductors & Semiconductor Equipment Total      138,460,990

                             SOFTWARE - 7.4%   Microsoft Corp.                                       1,406,900       38,900,785
                                               SAP AG, ADR                                             303,800       11,833,010
                                                                                                Software Total       50,733,795
                                                                                                                 --------------
                                                                                  INFORMATION TECHNOLOGY TOTAL      244,766,405
                                                                                                                 --------------
                                               TOTAL COMMON STOCKS (cost of $598,068,855)                           686,536,715

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.1%

                                               Repurchase agreement with State Street Bank &
                                               Trust Co., dated 09/30/04, due 10/01/04 at 1.580%,
                                               collateralized by U.S. Treasury Bonds with various
                                               maturities to 08/15/22, market value $672,579
                                               (repurchase proceeds $654,029)                          654,000          654,000

                                               TOTAL SHORT-TERM OBLIGATION (cost of $654,000)                           654,000

                                               TOTAL INVESTMENTS - 99.4%
                                               (COST OF $598,722,855) (b)                                           687,190,715

                                               OTHER ASSETS & LIABILITIES, NET - 0.6%                                 4,079,231

                                               NET ASSETS - 100.0%                                                  691,269,946

     NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $602,390,416.

                            ACRONYM                          NAME
                      ------------------------------------------------------------
                              ADR                American Depositary Receipt

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004                                    COLUMBIA GROWTH STOCK FUND

                                                                                                                            ($)
-------------------------------------------------------------------------------------------------------------------------------
                                     ASSETS    Investments, at cost                                                 598,722,855
                                                                                                                 --------------
                                               Investments, at value                                                687,190,715
                                               Cash                                                                         731
                                               Receivable for:
                                                Investments sold                                                      5,291,775
                                                Fund shares sold                                                        446,166
                                                Interest                                                                     29
                                                Dividends                                                               373,823
                                               Expense reimbursement due from Investment Advisor                         16,571
                                               Deferred Trustees' compensation plan                                      20,133
                                                                                                                 --------------
                                                                                                  Total Assets      693,339,943

                                LIABILITIES    Payable for:
                                                Fund shares repurchased                                               1,029,653
                                                Investment advisory fee                                                 346,743
                                                Administration fee                                                       77,833
                                                Transfer agent fee                                                      263,099
                                                Pricing and bookkeeping fees                                             16,910
                                                Trustees' fees                                                            1,740
                                                Distribution and service fees                                           229,034
                                               Deferred Trustees' fees                                                   20,133
                                               Other liabilities                                                         84,852
                                                                                                                 --------------
                                                                                             Total Liabilities        2,069,997

                                                                                                    NET ASSETS      691,269,946

                  COMPOSITION OF NET ASSETS    Paid-in capital                                                    1,091,154,970
                                               Accumulated net investment loss                                          (18,665)
                                               Accumulated net realized loss                                       (488,334,219)
                                               Net unrealized appreciation on investments                            88,467,860

                                                                                                    NET ASSETS      691,269,946

                                    CLASS A    Net assets                                                            66,142,318
                                               Shares outstanding                                                     6,407,639
                                               Net asset value per share                                                  10.32(a)
                                               Maximum offering price per share ($10.32/0.9425)                           10.95(b)

                                    CLASS B    Net assets                                                           245,136,689
                                               Shares outstanding                                                    24,963,569
                                               Net asset value and offering price per share                                9.82(a)

                                    CLASS C    Net assets                                                            20,100,005
                                               Shares outstanding                                                     2,047,793
                                               Net asset value and offering price per share                                9.82(a)

                                    CLASS Z    Net assets                                                           359,890,934
                                               Shares outstanding                                                    43,122,286
                                               Net asset value, offering and redemption price per share                    8.35

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2004                 COLUMBIA GROWTH STOCK FUND

                                                                                                                            ($)
-------------------------------------------------------------------------------------------------------------------------------
                          INVESTMENT INCOME    Dividends                                                              6,871,435
                                               Interest                                                                  68,659
                                                                                                                 --------------
                                                Total Investment Income (net of foreign taxes withheld of
                                                  $90,475)                                                            6,940,094

                                   EXPENSES    Investment advisory fee                                                4,647,331
                                               Administration fee                                                     1,124,393
                                               Distribution fee:
                                                Class A                                                                  80,000
                                                Class B                                                               2,224,912
                                                Class C                                                                 193,643
                                               Service fee:
                                                Class A                                                                 200,002
                                                Class B                                                                 741,637
                                                Class C                                                                  64,548
                                               Transfer agent fee:
                                                Class A                                                                 360,774
                                                Class B                                                               1,487,460
                                                Class C                                                                 117,419
                                                Class Z                                                                 529,193
                                               Pricing and bookkeeping fees                                             174,740
                                               Trustees' fees                                                            24,775
                                               Custody fee                                                               22,915
                                               Non-recurring costs (See Note 7)                                          37,665
                                               Other expenses                                                           397,643
                                                                                                                 --------------
                                                Total Expenses                                                       12,429,050
                                               Fees and expenses waived or reimbursed by
                                                Transfer Agent - Class Z                                               (193,198)
                                               Fees waived by Distributor - Class A                                     (40,000)
                                               Non-recurring costs assumed by
                                                Investment Advisor (See Note 7)                                         (37,665)
                                               Custody earnings credit                                                     (500)
                                                                                                                 --------------
                                                Net Expenses                                                         12,157,687
                                                                                                                 --------------
                                               Net Investment Loss                                                   (5,217,593)

    NET REALIZED AND UNREALIZED GAIN (LOSS)    Net realized gain on investments                                      62,741,007
                             ON INVESTMENTS    Net change in unrealized appreciation/depreciation on investments    (53,726,795)
                                                                                                                 --------------
                                               Net Gain                                                               9,014,212
                                                                                                                 --------------
                                               Net Increase in Net Assets from Operations                             3,796,619

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                      COLUMBIA GROWTH STOCK FUND

                                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                                               --------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                                    2004 ($)         2003 ($)
---------------------------------------   -------------------------------------------------------------------------------------
                             OPERATIONS   Net investment loss                                      (5,217,593)       (4,504,325)
                                          Net realized gain (loss) on investments                  62,741,007       (82,513,256)
                                          Net change in unrealized appreciation/depreciation
                                           on investments                                         (53,726,795)      213,477,987
                                                                                               --------------------------------
                                             Net Increase from Operations                           3,796,619       126,460,406

                     SHARE TRANSACTIONS   Class A:
                                           Subscriptions                                           14,653,162        52,887,088
                                           Redemptions                                            (31,034,051)      (67,933,556)
                                                                                               --------------------------------
                                             Net Decrease                                         (16,380,889)      (15,046,468)
                                          Class B:
                                           Subscriptions                                           15,919,825        23,561,376
                                           Redemptions                                            (74,892,692)      (72,246,627)
                                                                                               --------------------------------
                                             Net Decrease                                         (58,972,867)      (48,685,251)
                                          Class C:
                                           Subscriptions                                            2,549,820         5,839,044
                                           Redemptions                                            (10,634,792)      (10,240,886)
                                                                                               --------------------------------
                                             Net Decrease                                          (8,084,972)       (4,401,842)
                                          Class Z:
                                           Subscriptions                                           70,908,194        36,268,004
                                           Redemptions                                            (98,706,026)      (72,221,109)
                                                                                               --------------------------------
                                             Net Decrease                                         (27,797,832)      (35,953,105)
                                          Net Decrease from Share Transactions                   (111,236,560)     (104,086,666)
                                                                                               --------------------------------
                                               Total Increase (Decrease) in Net Assets           (107,439,941)       22,373,740

                             NET ASSETS   Beginning of period                                     798,709,887       776,336,147
                                          End of period (including accumulated net investment
                                            loss of $(18,665) and $(14,274), respectively)        691,269,946       798,709,887

                      CHANGES IN SHARES   Class A:
                                           Subscriptions                                            1,324,748         5,514,819
                                           Redemptions                                             (2,828,087)       (6,824,132)
                                                                                               --------------------------------
                                             Net Decrease                                          (1,503,339)       (1,309,313)
                                          Class B:
                                           Subscriptions                                            1,497,689         2,524,637
                                           Redemptions                                             (7,140,520)       (7,881,240)
                                                                                               --------------------------------
                                             Net Decrease                                          (5,642,831)       (5,356,603)
                                          Class C:
                                           Subscriptions                                              240,936           629,913
                                           Redemptions                                             (1,008,828)       (1,111,906)
                                                                                               --------------------------------
                                             Net Decrease                                            (767,892)         (481,993)
                                          Class Z:
                                           Subscriptions                                            7,969,960         4,591,242(a)
                                           Redemptions                                            (11,099,886)       (9,410,280)(a)
                                                                                               --------------------------------
                                             Net Decrease                                          (3,129,926)       (4,819,038)

(a) Capital share activity prior to July 25, 2003 has been restated to reflect a 3-for-1 share split.

                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004                                    COLUMBIA GROWTH STOCK FUND

NOTE 1. ORGANIZATION

Columbia Growth Stock Fund (the "Fund"), a series of Columbia Funds Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks long-term growth of capital.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Liberty Growth Stock Fund was renamed Columbia Growth Stock Fund. Also on this date, the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2004, permanent differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

    ACCUMULATED           ACCUMULATED
   NET INVESTMENT         NET REALIZED            PAID-IN
        LOSS                  LOSS                CAPITAL
--------------------------------------------------------------
   $   5,213,202           $       --          $ (5,213,202)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED        UNDISTRIBUTED
     ORDINARY             LONG-TERM           NET UNREALIZED
      INCOME             CAPITAL GAINS         APPRECIATION*
--------------------------------------------------------------
   $          --        $           --        $   84,800,299

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2004, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                  $  133,341,227
    Unrealized depreciation                     (48,540,928)
                                             --------------
     Net unrealized appreciation             $   84,800,299

The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

         YEAR OF EXPIRATION      CAPITAL LOSS CARRYFORWARD
         -------------------------------------------------
                2008                   $   22,583,899
                2009                      201,991,560
                2011                      253,937,044
                2012                        5,529,590
                                       --------------
                                       $  484,042,093

Of these capital loss carryforwards, $219,806,550 ($22,583,899 expiring 09/30/08 and $197,222,651 expiring 09/30/09) and $4,768,909 (expiring 09/30/09) were obtained upon the Fund's mergers with Liberty Growth Stock Fund and Stein Roe Focus Fund, respectively.

Utilization of Liberty Growth Stock Fund's and Stein Roe Focus Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2004, post-October capital losses of $624,565 attributed to security transactions were deferred to October 1, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
      -----------------------------------------------
         First $500 million                0.60%
          Next $500 million                0.55%
           Next $1 billion                 0.50%
           Over $2 billion                 0.45%

For the year ended September 30, 2004, the Fund's effective investment advisory fee rate was 0.58%.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
      -----------------------------------------------
         First $500 million                0.150%
          Next $500 million                0.125%
          Next $500 million                0.100%
          Next $500 million                0.075%
           Over $2 billion                 0.050%

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
      -----------------------------------------------
         First $500 million                0.150%
          Next $500 million                0.125%
           Next $1 billion                 0.100%
           Over $2 billion                 0.075%

For the year ended September 30, 2004, the Fund's effective administration fee rate was 0.14%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended September 30, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.022%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account per class. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of the Class Z transfer agent fee so that such fee (exclusive of out-of-pocket expenses) will not exceed 0.05% annually of the Class Z average daily net assets. The Transfer Agent, at its discretion, may revise or discontinue this arrangement any time.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended September 30, 2004, the Distributor has retained net underwriting discounts of $18,870 on sales of the Fund's Class A shares and received CDSC fees of $4,536, $915,732 and $4,459 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually of Class A average daily net assets.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer role. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended September 30, 2004, the Fund paid $2,623 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended September 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $404,570,451 and $512,301,644, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended September 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the

Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended September 30, 2004, Columbia has assumed $37,665 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. COMPARABILITY OF FINANCIAL STATEMENTS

CAPITAL ACTIVITY

Effective July 25, 2003, there was a 3-for-1 split on Class Z shares. The accompanying prior period financial highlights for Class Z have been adjusted to reflect the 3-for-1 split.

FINANCIAL HIGHLIGHTS

                                                      COLUMBIA GROWTH STOCK FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                                    ---------------------------------      SEPTEMBER 30,
CLASS A SHARES                                                                2004               2003            2002(a)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $        10.36     $         8.83     $         9.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                      (0.08)             (0.05)             (0.01)
Net realized and unrealized gain (loss) on investments                        0.04               1.58              (1.14)
                                                                    --------------     --------------     --------------
Total from Investment Operations                                             (0.04)              1.53              (1.15)

NET ASSET VALUE, END OF PERIOD                                      $        10.32     $        10.36     $         8.83
Total return (c)(d)                                                          (0.39)%            17.33%            (11.52)%(e)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (f)                                                        1.55%              1.54%              1.63%(h)
Interest expense                                                                --                 --%(g)             --
Net expenses (f)                                                              1.55%              1.54%              1.63%(h)
Net investment loss (f)                                                      (0.68)%            (0.53)%            (0.41)%(h)
Waiver/reimbursement                                                          0.05%              0.05%              0.05%(h)
NPortfolio turnover rate                                                        51%               108%                71%
Net assets, end of period (000's)                                   $       66,142     $       81,967     $       81,442

(a) Class A shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Rounds to less than 0.01%.

(h) Annualized.

                                                                        YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                                    ---------------------------------      SEPTEMBER 30,
CLASS B SHARES                                                                2004               2003            2002(a)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $         9.93     $         8.52     $         9.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                      (0.15)             (0.11)             (0.02)
Net realized and unrealized gain (loss) on investments                        0.04               1.52              (1.11)
                                                                    --------------     --------------     --------------
Total from Investment Operations                                             (0.11)              1.41              (1.13)

NET ASSET VALUE, END OF PERIOD                                      $         9.82     $         9.93     $         8.52
Total return (c)                                                             (1.11)%            16.55%            (11.71)%(d)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (e)                                                        2.30%              2.24%              2.33%(g)
Interest expense                                                                --                 --%(f)             --
Net expenses (e)                                                              2.30%              2.24%              2.33%(g)
Net investment loss (e)                                                      (1.43)%            (1.23)%            (1.11)%(g)
Portfolio turnover rate                                                         51%               108%                71%
Net assets, end of period (000's)                                   $      245,137     $      303,943     $      306,561

(a) Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f) Rounds to less than 0.01%.

(g) Annualized.

                                                                        YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                                    ---------------------------------      SEPTEMBER 30,
CLASS C SHARES                                                                2004               2003            2002(a)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $         9.92     $         8.52     $         9.64

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                      (0.15)             (0.11)             (0.02)
Net realized and unrealized gain (loss) on investments                        0.05               1.51              (1.10)
                                                                    --------------     --------------     --------------
Total from Investment Operations                                             (0.10)              1.40              (1.12)

NET ASSET VALUE, END OF PERIOD                                      $         9.82     $         9.92     $         8.52
Total return (c)                                                             (1.01)%            16.43%            (11.62)%(d)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (e)                                                        2.25%              2.24%              2.33%(g)
Interest expense                                                                --                 --%(f)             --
Net expenses (e)                                                              2.25%              2.24%              2.33%(g)
Net investment loss (e)                                                      (1.39)%            (1.23)%            (1.11)%(g)
Portfolio turnover rate                                                         51%               108%                71%
Net assets, end of period (000's)                                   $       20,100     $       27,938     $       28,093

(a) Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f) Rounds to less than 0.01%.

(g) Annualized.

                                                                           YEAR ENDED SEPTEMBER 30,
                                                 -----------------------------------------------------------------------------
CLASS Z SHARES                                         2004          2003(a)      2002(a)(b)          2001(a)          2000(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     8.32       $     7.05      $     9.45       $    19.89      $     15.73

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                         --(d)            --(d)         0.01(e)         (0.01)(e)        (0.08)(e)
Net realized and unrealized gain (loss)
on investments                                         0.03             1.27           (2.41)           (7.77)            5.39
                                                 ----------       ----------      ----------       ----------      -----------
Total from Investment Operations                       0.03             1.27           (2.40)           (7.78)            5.31

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                  --               --              --            (2.66)           (1.15)

NET ASSET VALUE, END OF PERIOD                   $     8.35       $     8.32      $     7.05       $     9.45      $     19.89
Total return (f)                                       0.36%(g)        17.96%(g)      (25.34)%(g)      (43.48)%          35.04%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (h)                                 0.89%            1.00%           0.88%(e)         0.95%(e)         0.95%(e)
Interest expense                                         --               --%(i)          --               --               --
Net expenses (h)                                       0.89%            1.00%           0.88%(e)         0.95%(e)         0.95%(e)
Net investment income (loss) (h)                      (0.02)%           0.01%           0.08%(e)        (0.05)%(e)       (0.44)%(e)
Waiver/reimbursement                                   0.05%            0.06%           0.01%              --               --
Portfolio turnover rate                                  51%             108%             71%              73%(j)           74%(j)
Net assets, end of period (000's)                $  359,891       $  384,861      $  360,240       $  551,474      $ 1,083,271

(a) Per share data has been restated to reflect a 3-for-1 share split effective July 25, 2003.

(b) On July 15, 2002, the Stein Roe Growth Stock Fund was redesignated Liberty Growth Stock Fund, Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Rounds to less than $0.01 per share.

(e) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Stock Portfolio prior to the termination of their master/feeder fund structure on July 12, 2002.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor/Transfer Agent not waived a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Round to less than 0.01%.

(j) Portfolio turnover rate disclosed is for the SR&F Growth Stock Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                      COLUMBIA GROWTH STOCK FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST XI AND THE SHAREHOLDERS OF COLUMBIA GROWTH STOCK FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Growth Stock Fund (the "Fund") (a series of Columbia Funds Trust XI), at September 30, 2004 and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2004

TRUSTEES

                                                      COLUMBIA GROWTH STOCK FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                    Executive Vice President-Strategy of United Airlines (airline) since December
P.O. Box 66100                                2002 (formerly President of UAL Loyalty Services (airline) from September 2001
Chicago, IL 60666                             to December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                          Airlines from March 1999 to September 2001; Senior Vice President-Finance from
                                              March 1993 to July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)

JANET LANGFORD KELLY (age 46)                 Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                       Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                       President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                          March 2004; Executive Vice President-Corporate Development and Administration,
                                              General Counsel and Secretary, Kellogg Company (food manufacturer), from
                                              September 1999 to August 2003; Senior Vice President, Secretary and General
                                              Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                     Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                        Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                          120(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                    Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                       Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                      since September 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                             University of Washington from September 2001 to June 2003) Adjunct Professor of
Trustee (since 1981)                          Statistics, University of Washington, since September 1980; Associate Editor,
                                              Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (age 61)                    Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                               (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                  September 1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)                   Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (age 68)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                        College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                               Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                   Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                    (private equity investing) from September 1994 to September 2004). Oversees 118,
Chicago, IL 60606                             Anixter International (network support equipment distributor); Ventas, Inc.
Trustee and Chairman of the Board(5)          (real estate investment trust); Jones Lang LaSalle (real estate management
(since 1996)                                  services) and Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                    Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                        Corporation (computer and technology) from 1994 to 1997). Oversees 119(4),
Hopkinton, NH 03229                           Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                          distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street                        Regence Group (regional health insurer); Chairman and Chief Executive Officer,
#1500                                         BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Portland, OR 97207                            Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)
Trustee (since 1991)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)                  Managing Partner, Park Avenue Equity Partners (private equity) since February
399 Park Avenue                               1999 (formerly Founding Partner, Development Capital LLC from November 1996 to
Suite 3204                                    February 1999). Oversees 120(3), Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                            (financial service provider); First Health (healthcare); Reader's Digest
Trustee (since 1994)                          (publishing); OPENFIELD Solutions (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                                      COLUMBIA GROWTH STOCK FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (age 47)                      President of the Columbia Funds since October 2004 (formerly President and
One Financial Center                                Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from
Boston, MA 02111                                    September 1998 to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (age 40)                       Treasurer of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                December 2000; Vice President of the Advisor since April 2003 (formerly
Boston, MA 02111                                    President of the Columbia Funds from February 2004 to October 2004; Chief
Treasurer (since 2000)                              Accounting Officer and Controller of the Liberty Funds and of the Liberty
                                                    All-Star Funds from February 1998 to October 2000); Treasurer of the
                                                    Galaxy Funds since September 2002; Treasurer, Columbia Management
                                                    Multi-Strategy Hedge Fund, LLC since December 2002 (formerly Vice
                                                    President of Colonial Management Associates, Inc. from February 1998 to
                                                    October 2000).

MARY JOAN HOENE (age 54)                            Senior Vice President and Chief Compliance Officer of the Columbia Funds
40 West 57th Street                                 since August 2004; Chief Compliance Officer of the Liberty All-Star Funds
New York, NY 10019                                  since August 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from
Senior Vice President and Chief Compliance          January 2001 to August 2004; Counsel, Carter, Ledyard & Milburn LLP from
Officer (since 2004)                                November 1999 to December 2000; Vice President and Counsel, Equitable Life
                                                    Assurance Society of the United States from April 1998 to November 1999,).

MICHAEL G. CLARKE (age 34)                          Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                Funds since October 2004 (formerly Controller of the Columbia Funds and of
Boston, MA 02111                                    the Liberty All-Star Funds from May 2004 to October 2004; Assistant
Chief Accounting Officer (since 2004)               Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
                                                    Development of the Liberty Funds Group from February 2001 to June 2002;
                                                    Assistant Treasurer of the Liberty Funds and of the Liberty All-Star Funds
                                                    from August 1999 to February 2001; Audit Manager, Deloitte & Touche LLP
                                                    from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 34)                         Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                October 2004 (formerly Vice President of CDC IXIS Asset Management
Boston, MA 02111                                    Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis
Controller (since 2004)                             Sayles Funds from February 2003 to September 2004; Assistant Vice
                                                    President of CDC IXIS Asset Management Services, Inc. and Assistant
                                                    Treasurer of the CDC Nvest Funds from August 2000 to February 2003; Tax
                                                    Manager of PFPC, Inc. from November 1996 to August 2000).

DAVID A. ROZENSON (age 50)                          Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                December 2003; Senior Counsel, Bank of America Corporation (formerly
Boston, MA 02111                                    FleetBoston Financial Corporation) since January 1996; Associate General
Secretary (since 2003)                              Counsel, Columbia Management Group since November 2002.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                      COLUMBIA GROWTH STOCK FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Growth Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

COLUMBIA FUNDS

                                                      COLUMBIA GROWTH STOCK FUND

                  LARGE GROWTH      Columbia Common Stock*
                                    Columbia Growth*
                                    Columbia Growth Stock
                                    Columbia Large Cap Growth
                                    Columbia Tax-Managed Growth
                                    Columbia Tax-Managed Growth II
                                    Columbia Young Investor

                   LARGE VALUE      Columbia Disciplined Value
                                    Columbia Growth & Income
                                    Columbia Large Cap Core
                                    Columbia Tax-Managed Value

                 MIDCAP GROWTH      Columbia Acorn Select
                                    Columbia Mid Cap Growth
                                    Columbia Tax-Managed Aggressive Growth**

                  MIDCAP VALUE      Columbia Dividend Income
                                    Columbia Mid Cap
                                    Columbia Strategic Investor

                  SMALL GROWTH      Columbia Acorn
                                    Columbia Acorn USA
                                    Columbia Small Company Equity

                   SMALL VALUE      Columbia Small Cap
                                    Columbia Small Cap Value

                      BALANCED      Columbia Asset Allocation
                                    Columbia Balanced
                                    Columbia Liberty Fund

                     SPECIALTY      Columbia Real Estate Equity
                                    Columbia Technology
                                    Columbia Utilities

          TAXABLE FIXED-INCOME      Columbia Contrarian Income*
                                    Columbia Corporate Bond*
                                    Columbia Federal Securities
                                    Columbia Fixed Income Securities
                                    Columbia High Yield
                                    Columbia High Yield Opportunities
                                    Columbia Income
                                    Columbia Intermediate Bond
                                    Columbia Intermediate Government Income
                                    Columbia Quality Plus Bond
                                    Columbia Short Term Bond
                                    Columbia Strategic Income

                    TAX EXEMPT      Columbia High Yield Municipal
                                    Columbia Intermediate Tax-Exempt Bond
                                    Columbia Managed Municipals
                                    Columbia National Municipal Bond
                                    Columbia Tax-Exempt
                                    Columbia Tax-Exempt Insured

       SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                    Columbia Connecticut Intermediate Municipal Bond
                                    Columbia Connecticut Tax-Exempt
                                    Columbia Florida Intermediate Municipal Bond
                                    Columbia Massachusetts Intermediate Municipal Bond
                                    Columbia Massachusetts Tax-Exempt
                                    Columbia New Jersey Intermediate Municipal Bond
                                    Columbia New York Intermediate Municipal Bond
                                    Columbia New York Tax-Exempt
                                    Columbia Oregon Municipal Bond
                                    Columbia Pennsylvania Intermediate Municipal Bond
                                    Columbia Rhode Island Intermediate Municipal Bond

                  MONEY MARKET      Columbia Money Market
                                    Columbia Municipal Money Market

          INTERNATIONAL/GLOBAL      Columbia Acorn International
                                    Columbia Acorn International Select
                                    Columbia Europe**
                                    Columbia Global Equity
                                    Columbia International Equity*
                                    Columbia International Stock
                                    Columbia Newport Asia Pacific**
                                    Columbia Newport Greater China
                                    Columbia Newport Tiger

                         INDEX      Columbia Large Company Index
                                    Columbia Small Company Index
                                    Columbia U.S. Treasury Index

* The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the merger, which will take effect on or about February 26, 2005, pending shareholder approval.

** The fund will be closed to new investments after the close of business on November 10, 2004. The fund's trustees have approved the liquidation, which will take effect on December 10, 2004.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory and distributor subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA GROWTH STOCK FUND ANNUAL REPORT, SEPTEMBER 30, 2004         PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                755-02/974S-0904 (11/04) 04/3398

                                    COLUMBIA
                                 YOUNG INVESTOR

                                      FUND

                                  Annual Report
                               September 30, 2004



[photo of children playing]


[LOGO]:
COLUMBIA FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

[Sidebar]

Table of Contents

Fund Profile..............................  1

Performance Information...................  2

Understanding Your Expenses...............  3

Economic Update...........................  4

Portfolio Managers' Report................  5

Financial Statements......................  7

   Investment Portfolio...................  8

   Statement of Assets and Liabilities.... 13

   Statement of Operations................ 14

   Statements of Changes in Net Assets.... 15

   Notes to Financial Statements.......... 16

   Financial Highlights................... 22

Report of Independent Registered
Public Accounting Firm.................... 26

Trustees.................................. 27

Officers.................................. 29

Important Information
About This Report......................... 30

Activity Pages............................  I

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

DEAR SHAREHOLDER:
Your fund's legal and management team here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

O THE BOARD OF TRUSTEES APPOINTED MARY JOAN HOENE AS CHIEF COMPLIANCE OFFICER OF COLUMBIA FUNDS. IN THIS ROLE, MS. HOENE WILL REPORT DIRECTLY TO THE BOARD OF TRUSTEES AND WILL WORK WITH THE BOARD OF TRUSTEES AS WELL AS THE SENIOR LEADERSHIP OF COLUMBIA MANAGEMENT, THE INVESTMENT MANAGEMENT ARM OF BANK OF AMERICA, AND WITH BANK OF AMERICA'S PRINCIPAL COMPLIANCE EXECUTIVES. SHE WILL FOCUS ON THE OVERALL COMPLIANCE PROGRAM OF THE FUNDS AND THE RESPONSIBILITY AND PERFORMANCE OF THE FUND'S SERVICE PROVIDERS.

     PRIOR TO HER APPOINTMENT, MS. HOENE WAS A PARTNER IN THE LAW FIRM OF CARTER,LEDYARD & MILBURN, LLP. PREVIOUSLY SHE ALSO SERVED AS ASSOCIATE DIRECTOR AND DEPUTY DIRECTOR FOR THE SECURITIES AND EXCHANGE COMMISSION DIVISION OF INVESTMENT MANAGEMENT. AS AN ACTIVE ADVISOR, MS. HOENE HAS HELPED SEVERAL FUND BOARDS DEVELOP INDEPENDENT BOARD PRACTICES. THE BOARD IS PLEASED TO HAVE MS. HOENE, WITH HER BROAD AND EXTENSIVE EXPERIENCE, IN THIS IMPORTANT NEW POSITION.

o THE BOARD OF TRUSTEES HAS ESTABLISHED OPERATIONAL GUIDELINES THAT RESULT IN STRONGER, MORE VIGILANT TRUSTEESHIP ACROSS THE ENTIRE COLUMBIA MANAGEMENT ORGANIZATION. BOARD COMMITTEES HAVE BEEN ESTABLISHED TO OVERSEE PRODUCTS BY FUND CATEGORY, ALLOWING FOR GREATER SPECIALIZATION AMONG BOARD TRUSTEES. SHAREHOLDERS WILL ELECT BOARD MEMBERS EVERY FIVE YEARS, BEGINNING IN 2005.

o IN ADDITION TOENHANCEMENTS TO OVERSIGHT WITHIN COLUMBIA MANAGEMENT, OUR PARENT COMPANY--BANK OF AMERICA--HAS ALSO INCREASED THE ROLE THAT SUCH PROFESSIONALS PLAY WITHIN THE BROADER ORGANIZATION. A CHIEF COMPLIANCE OFFICER HAS BEEN NAMED TO REPORT DIRECTLY TO KEN LEWIS, BANK OF AMERICA'S CHIEF EXECUTIVE OFFICER. BANK OF AMERICA HAS ALSO ADOPTED A CORPORATE CODE OF ETHICS COMMITTEE, AN INTERNAL COMPLIANCE CONTROLS COMMITTEE AND A REGULATORY IMPLEMENTATION GROUP TO ENSURE FULL ALIGNMENT AND EXECUTION OF REMEDIAL ACTIONS AND BEST PRACTICES ACROSS THE COMPANY.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the fund's manager on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson

Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

FUND PROFILE
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 09/30/04 (%)
-------------------------------------
   Financials                    19.5
-------------------------------------
   Information technology        19.3
-------------------------------------
   Consumer discretionary        13.9
-------------------------------------
   Health care                   13.0
-------------------------------------
   Energy                         9.6
-------------------------------------
   Consumer staples               6.7
-------------------------------------
   Industrials                    6.5
-------------------------------------
   Materials                      5.8
-------------------------------------
   Telecommunication services     3.4
-------------------------------------
   Utilities                      1.8
-------------------------------------
   Investment management company  0.5
-------------------------------------




Top 10 holdings as of 09/30/04 (%)
-------------------------------------------
   Exxon Mobil Corp.                    2.8
-------------------------------------------
   General Electric Co.                 2.7
-------------------------------------------
   Microsoft Corp.                      2.2
-------------------------------------------
   Wells Fargo & Co.                    2.2
-------------------------------------------
   Citigroup, Inc.                      1.9
-------------------------------------------
   American International Group, Inc.   1.9
-------------------------------------------
   Costco Wholesale Corp.               1.8
-------------------------------------------
   Medtronic, Inc.                      1.6
-------------------------------------------
   Pfizer, Inc.                         1.5
-------------------------------------------
   Procter & Gamble Co.                 1.5
-------------------------------------------


Sector breakdown is calculated as a percentage of total investments excluding short-term investments. Portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 09/30/2004.

[Sidebar]

Summary

o For the 12-month period ended September 30, 2004, the fund's class A shares returned 11.56% without sales charge.

o A favorable environment for stocks early in the reporting period helped the fund, its benchmark and its peer group achieve double-digit returns. The fund's return, however, was behind both the Russell 3000 Index and the Morningstar Large Blend Category.

o Strong gains from large-company value stocks as well as small- and mid-size stocks helped performance. Investments in large-cap technology stocks hurt performance.

[Illustration of two arrows pointing up]

Class A shares            Russell 3000 Index
    11.56%                       14.26%





                                    OBJECTIVE
                                 Seeks long-term
                                growth of capital

                                TOTAL NET ASSETS
                                 $779.4 million

Morningstar style box

Style-Growth // Size-Large

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

[mountain chart data]:

Value of a $10,000 investment 10/01/94 - 09/30/04

                                                     Class A             Class A
                  S&P 500      Russell 3000   shares without         shares with
                    Index             Index     sales charge        sales charge


10/1994           $10,000           $10,000          $10,000           $ 9,425
                   10,225            10,165           10,410             9,811
                    9,853             9,794           10,205             9,618
                    9,999             9,947           10,487             9,884
                   10,258            10,165           10,526             9,921
                   10,658            10,579           10,773            10,153
                   10,972            10,843           11,147            10,506
                   11,295            11,126           11,275            10,626
                   11,746            11,530           11,462            10,803
                   12,019            11,863           12,426            11,711
                   12,418            12,340           13,174            12,416
                   12,449            12,450           13,341            12,574
                   12,974            12,931           14,059            13,251
                   12,928            12,820           13,774            12,982
                   13,495            13,389           14,560            13,723
                   13,756            13,608           14,659            13,816
                   14,223            14,002           15,232            14,356
                   14,356            14,209           15,436            14,549
                   14,493            14,353           16,080            15,155
                   14,706            14,626           17,164            16,177
                   15,086            15,000           17,991            16,957
                   15,143            14,952           18,338            17,284
                   14,474            14,170           17,122            16,138
                   14,779            14,599           17,890            16,861
                   15,611            15,394           19,054            17,959
                   16,042            15,675           19,319            18,208
                   17,255            16,780           20,076            18,922
                   16,913            16,579           19,803            18,665
                   17,970            17,496           20,724            19,533
                   18,111            17,515           20,185            19,025
                   17,366            16,723           18,841            17,758
                   18,403            17,548           19,687            18,555
                   19,524            18,746           21,211            19,991
                   20,398            19,526           22,227            20,949
                   22,022            21,057           23,771            22,405
                   20,789            20,202           22,956            21,636
                   21,928            21,348           24,079            22,694
                   21,196            20,630           23,380            22,036
                   22,177            21,421           23,963            22,585
                   22,559            21,849           25,007            23,569
                   22,809            21,963           25,157            23,711
                   24,453            23,533           27,175            25,612
                   25,706            24,700           28,227            26,604
                   25,965            24,942           28,548            26,907
                   25,519            24,326           27,572            25,987
                   26,555            25,148           29,149            27,473
                   26,273            24,691           28,193            26,572
                   22,474            20,908           22,963            21,643
                   23,915            22,334           24,348            22,948
                   25,859            24,029           26,023            24,527
                   27,426            25,500           27,558            25,974
                   29,006            27,121           29,419            27,727
                   30,218            28,044           30,784            29,014
                   29,278            27,051           29,694            27,987
                   30,449            28,044           32,016            30,175
                   31,628            29,308           32,829            30,942
                   30,881            28,752           31,697            29,874
                   32,595            30,203           33,247            31,335
                   31,578            29,288           31,488            29,677
                   31,424            28,954           30,849            29,075
                   30,563            28,213           30,167            28,432
                   32,497            29,982           32,653            30,775
                   33,157            30,822           34,720            32,723
                   35,110            32,788           38,737            36,509
                   33,347            31,503           37,838            35,662
                   32,717            31,796           41,304            38,929
                   35,917            34,285           42,526            40,081
                   34,836            33,079           39,018            36,775
                   34,122            32,149           35,417            33,380
                   34,964            33,101           38,693            36,468
                   34,419            32,515           38,058            35,870
                   36,556            34,927           41,868            39,460
                   34,626            33,345           39,913            37,618
                   34,481            32,872           38,591            36,372
                   31,764            29,841           33,748            31,808
                   31,919            30,342           34,845            32,841
                   33,052            31,380           36,566            34,464
                   30,038            28,512           32,804            30,917
                   28,134            26,653           30,268            28,528
                   30,320            28,790           33,137            31,232
                   30,523            29,021           32,932            31,038
                   29,781            28,487           31,720            29,896
                   29,489            28,017           29,642            27,938
                   27,643            26,364           27,642            26,052
                   25,410            24,038           23,918            22,543
                   25,895            24,599           24,734            23,312
                   27,881            26,493           26,940            25,391
                   28,126            26,866           27,183            25,620
                   27,716            26,530           26,443            24,923
                   27,181            25,989           25,742            24,262
                   28,203            27,127           27,272            25,703
                   26,494            25,703           25,613            24,141
                   26,298            25,405           25,104            23,660
                   24,425            23,576           23,306            21,966
                   22,523            21,702           21,265            20,042
                   22,669            21,804           21,154            19,938
                   20,205            19,512           18,933            17,844
                   21,983            21,065           20,466            19,290
                   23,278            22,340           21,999            20,734
                   21,911            21,077           20,510            19,331
                   21,337            20,561           20,088            18,933
                   21,017            20,222           19,776            18,639
                   21,221            20,434           19,954            18,807
                   22,970            22,104           21,487            20,251
                   24,180            23,439           22,619            21,318
                   24,490            23,755           22,685            21,380
                   24,921            24,299           23,172            21,840
                   25,407            24,839           23,884            22,510
                   25,137            24,568           23,263            21,925
                   26,560            26,054           24,707            23,287
                   26,794            26,414           25,063            23,622
                   28,198            27,621           26,108            24,607
                   28,717            28,198           26,398            24,880
                   29,116            28,579           26,575            25,047
                   28,676            28,239           26,264            24,754
                   28,226            27,654           25,707            24,229
                   28,613            28,055           26,196            24,689
                   29,168            28,613           26,662            25,129
                   28,202            27,532           25,707            24,229
                   28,315            27,645           25,574            24,103
09/2004            28,612            28,073           25,960            24,478



The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Index is an unmanaged index that tracks the performance of 3,000 of the largest US companies, based on market capitalization. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The S&P 500 Index was the fund's previous benchmark. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[Sidebar]

Performance of a $10,000 investment
10/01/94 - 09/30/04 ($)
---------------------------------------
   sales charge: without       with
---------------------------------------
   Class A       25,960       24,478
---------------------------------------
   Class B       25,560       25,560
---------------------------------------
   Class C       25,582       25,582
---------------------------------------
   Class Z       25,915         n/a
---------------------------------------


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.



WHAT DOES AVERAGE ANNUAL TOTAL RETURN MEAN?

The average annual total return is given for periods greater than one year. Calculated as a percentage, this figure represents the average yearly return for the time period specified. The chart below includes average annual returns for the following periods: one year, five years and ten years. Returns for periods less than one year are known as cumulative returns. A cumulative return is the percentage that the fund has grown or shrunk in the number of months indicated.

Average annual total return as of 09/30/04 (%)
------------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
------------------------------------------------------------------------------------------
   Inception              07/29/02            07/29/02           07/29/02       04/29/94
------------------------------------------------------------------------------------------
   Sales charge       without     with    without    with    without    with     without
------------------------------------------------------------------------------------------
   1-year              11.56      5.13     10.68     5.68     10.78     9.78     11.28
------------------------------------------------------------------------------------------
   5-year              -2.96     -4.10     -3.26    -3.60     -3.25    -3.25     -3.00
------------------------------------------------------------------------------------------
   10-year             10.01      9.36     9.84      9.84     9.85      9.85      9.99
------------------------------------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B, and C shares (newer class shares) performance information includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The newer class shares returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower. Classes A, B, and C shares were initially offered July 29, 2002 and class Z shares were initially offered April 29, 1994.

UNDERSTANDING YOUR EXPENSES
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES
To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period


April 1, 2004 - September 30, 2004
----------------------------------------------------------------------------------------------------------------------------
               Account value at the         Account value at the            Expenses paid              Fund's annualized
           beginning of the period ($)     end of the period ($)        during the period ($)          expense ratio (%)
----------------------------------------------------------------------------------------------------------------------------
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
----------------------------------------------------------------------------------------------------------------------------
 Class A     1,000.00        1,000.00       989.75       1,018.95         6.02       6.11                       1.21
----------------------------------------------------------------------------------------------------------------------------
 Class B     1,000.00        1,000.00       986.15       1,015.45         9.48       9.62                       1.91
----------------------------------------------------------------------------------------------------------------------------
 Class C     1,000.00        1,000.00       986.15       1,015.45         9.48       9.62                       1.91
----------------------------------------------------------------------------------------------------------------------------
 Class Z     1,000.00        1,000.00       988.30       1,018.55         6.41       6.51                       1.29
----------------------------------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not waived or reimbursed a portion of Class A, B, and C shares transfer agent expenses, total return would have been reduced for Class A, B, and C shares.

Had the Distributor not waived a portion of Class A share distribution fee, total return would have been reduced for Class A shares.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS
Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ECONOMIC UPDATE
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

Despite uncertainty about job growth, rising energy prices and a slowdown in consumer spending, the US economy grew at a pace of more than 4.5% during the 12-month period that began October 1, 2003, and ended September 30, 2004. Growth encountered a soft patch in the second quarter of 2004, but monthly data suggested that it picked up again in the third quarter.

Job growth dominated the economic news during this reporting period. When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth fell below expectations during the summer months, consumer confidence also fell. According to the Labor Department's payroll survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, and that has left consumers more cautious about the months ahead.

Consumer spending held up for most of the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when spending declined during the summer, housing activity remained strong. Also, the business sector stepped into the gap created by sagging consumer spending. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up.

STOCKS OUTPERFORMED BONDS
Buoyed by strong gains at the beginning of the period, the S&P 500
Index returned 13.87% during this 12-month reporting period. However, concerns about new terror threats and higher interest rates and energy prices helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final month of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

BONDS DELIVER RESPECTABLE GAINS
Despite periods of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher energy prices and some mixed economic data gave the bond market a boost in the last three months of the period. The 10-year Treasury yield ended the period at 4.1%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 3.68%. High-yield bonds gained 12.23%, as measured by the Merrill Lynch US High Yield, Cash Pay Index. However, most of those gains were achieved during the first half of the reporting period. In the second half, slower economic growth and high valuations made high-yield bonds less attractive.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.


[SIDEBAR DATA]:

Summary
For the 12-month period
ended September 30, 2004

o Stock prices rose, as measured by the S&P 500 Index and the broader Russell 3000 Index. Many sectors retreated as short-term interest rates moved higher in the summer and a host of uncertainties unsettled investors.

[Illustration of two arrows pointing up]
S&P 500 Index              Russell 3000 Index
   13.87%                       14.26%



o Despite interest rate volatility, investment grade bonds chalked up respectable gains. The Lehman Brothers Aggregate Bond Index returned 3.68%. High-yield bonds, which can be less sensitive to changing interest rates, led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 12.23%.

[Illustration of two arrows pointing up]
Merrill Lynch Index           Lehman Index
   12.23%                        3.68%




The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

[SIDE BAR DATA]:

Net asset value per share
as of 09/30/04 ($)
------------------------------------
   Class A                     11.68
------------------------------------
   Class B                     11.50
------------------------------------
   Class C                     11.51
------------------------------------
   Class Z                     10.16
------------------------------------


Holdings discussed in this report
as of 09/30/04 (%)
---------------------------------------------------
   Novellus Systems, Inc.                       0.7
---------------------------------------------------
   ASML Holding N.V., N.Y. Registered Shares    0.8
---------------------------------------------------
   Intel Corp.                                  0.1
---------------------------------------------------
   Exxon Mobil Corp.                            2.8
---------------------------------------------------
   ConocoPhillips                               1.3
---------------------------------------------------
   Schlumberger Ltd.                            1.3
---------------------------------------------------
   Amerada Hess Corp.                           0.9
---------------------------------------------------
   Carpenter Technology Corp.                   0.7
---------------------------------------------------
   Monsanto Co.                                 0.4
---------------------------------------------------
   General Electric Co.                         2.7
---------------------------------------------------
   American International Group, Inc.           1.9
---------------------------------------------------
   Aetna, Inc.                                  0.7
---------------------------------------------------
   Cigna Corp.                                  0.7
---------------------------------------------------

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

DID YOU KNOW?
Three different managers run your fund, and each one follows a different investment discipline. The idea is that over time a blend of these three approaches may result in superior investment performance. Of course, there are no guarantees about performance, but that is our goal.

About one-third of the fund's assets are invested in large-company growth stocks, one-third in large-company value stocks and one-third in the stocks of small- and medium-sized companies. Paul Blaustein manages the large-company growth portfolio. He invests in companies with superior earnings growth and profit potential and plans to hold onto them for the long term. Greg Miller manages the large-cap value portfolio. Mr. Miller is a bargain hunter. He targets stocks that are priced below what he thinks theyreally worth. Finally, Mike Welhoelter manages the small and medium-sized stock portfolio. He uses computer models to target companies with high quality financial characteristics, reasonable stock prices and improving business trends.

--------------------------------------------------------------------------------



HOW DID THE FUND PERFORM?
During the 12-month period ended September 30, 2004, the fund's class A shares returned 11.56%. This return was calculated before the sales charge was deducted. The fund's return was lower than the 14.26% return of the Russell 3000 Index. The index measures the performance of small-, medium- and large-company stocks. The fund also fell short of the 12.22% average return of its peer group, the Morningstar(R) Large Blend Category.1

The fund's investments in large-cap value stocks, as well as in small- and mid-size stocks, helped performance. Returns from the growth portion of the fund, however, were disappointing. The biggest losers were technology stocks.

WHAT KIND OF STOCKS DID THE BEST DURING THE PERIOD?
Large-company value stocks and small- and mid-size company stocks posted big gains in the last few months of 2003. Many of these stocks had fallen sharply between 2000 and 2002, but their prospects improved when the economy got stronger. In the early stages of an economic recovery, value stocks tend to do better than growth stocks. And small-cap stocks often beat large-cap stocks. In the later stages of an economic recovery, when many companies find it harder to maintain a high level of profit growth, growth stocks tend to have the advantage.

WHICH SECTORS DID YOU FAVOR?
The fund's largest investment positions were in the financial, technology, consumer discretionary and health care sectors. We found attractive, long-term growth opportunities in tech companies with unique products that could command the prices they wanted. We liked these stocks because of their overall qualities, but also because we expected technology stocks to benefit from a growing economy at home as well as in other parts of the world. Unfortunately, we were disappointed. Investors got nervous about sales and profits and tech stocks fell in 2004. Some of the weakest performers were companies such as Novellus Systems, ASML Holding and Intel that make the "chips" (or brains) for personal computers, cellular phones and many other products.

WHERE DID THE BIGGEST GAINS COME FROM?
Energy stocks soared as prices for crude oil and natural gas skyrocketed. Among the fund's strongest performers were Exxon Mobil, ConocoPhillips, Schlumberger, and Amerada Hess. An improving economy also helped industrial and materials stocks, such as Carpenter Technology. This small materials company produces metal products for planes, cars, medical devices and golf clubs. Its stock price climbed sharply because the company cut costs and improved productivity and manufacturing efficiency. These steps led to higher sales and profits.

An investment in Monsanto, a mid-sized chemical products company, also did quite well. Monsanto is known for its agricultural chemicals, including the weed killer Round-Up. Demand for Monsanto's products was strong. It




1 (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar categories compare the performance of funds with similar investment objectives and strategies.

--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

also has attractive prospects for a promising new business: The company is working on engineering genetically altered seeds that can help growers get a higher yield from their plantings.

In the industrial sector, General Electric (GE) was a top holding. The company was helped by strength in its military aircraft engines business and an expected recovery in the power generation business. In addition, GE refocused its business portfolio onto markets that are experiencing faster growth. The company also benefited from a pickup in the global economy.

HOW DID A STRONGER ECONOMY AFFECT THE FUND?
It helped the fund's investment in financial stocks, which represented a large percentage of the portfolio. An improving economy helped households and businesses pay their bills on time, and that translated into higher profits for lenders. Some people were worried that bank stocks wouldn't do well if interest rates rose. Rates did rise during the period, but not as fast, as early or as high as many people expected, and that was a plus for bank stocks. Insurance stocks also fared well within the financial sector. American International Group, a global insurer, was one of the fund's strongest performers. However, companies that trade securities or handle mergers and acquisitions didn't do nearly as well as banks, lenders and insurance companies.

A stronger economy also made it possible for large health insurers to attract new subscribers, because more than one million new jobs were added to the economy over the past year. Large health insurers, such as Aetna and CIGNA, benefited from this trend. By contrast, large drug companies remained under pressure. Many of them are facing patent expirations and a shortage of new blockbuster drugs.

WHAT IS YOUR OUTLOOK FOR STOCKS GOING FORWARD?
We're optimistic that stocks will benefit from continued economic growth. Yet we recognize that higher interest rates, high energy prices, the war in Iraq and terrorist threats could unsettle the markets. Regardless of what happens, our plan is to own the best stocks in each of our three investment disciplines. We are encouraged by prospects in each area. Large-cap growth stocks appear reasonably priced with strong potential for gains in the later stages of the economic recovery. Large-cap value stocks also stand to benefit from an extended economic recovery. Many value stocks also pay dividends, which offer a measure of protection in the event of a market downturn. Finally, we continue to find opportunities among small- and mid-sized stocks.

[photo of Greg Miller]
/s/ Greg Miller

[photo of Michael A. Welhoelter]
/s/ Michael A. Welhoelter

[photo of Paul A. Blaustein]
/s/ Paul A. Blaustein

Greg Miller, Michael A. Welhoelter, CFA, and Paul A. Blaustein, CFA lead the team of portfolio managers who manage the portfolio of Columbia Young Investor Fund. Mr. Miller and Mr. Welhoelter have been co-managing the fund since June 2003. Mr. Blaustein has been co-managing the fund since November 2003.



[sidebar]

DID YOU KNOW?
Growth investors look toward the future and try to estimate how fast a company's earnings and revenues will grow. They expect a company with rapid earnings and revenue growth to produce a better stock return than a company with slower growth. For us, the best growth stocks also have strong competitive positions (often because they have unique or cutting edge products), a high level of profits and the ability to sustain their growth rates over the long term. We often find companies meeting these criteria in the technology sector. Although many technology stocks have not performed well recently, we still believe they offer good long-term prospects for growth. We expect reduced prices for bandwidth, which measures how fast electronic data can travel, and innovative products to continue to fuel strong gains for the sector. Many of the fund's growth stocks from other sectors rely heavily on technology to run and improve their business.

An investment in the fund offers the potential for long-term growth but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the holdings described in this report.

The prices of small- and medium-sized companies may be more volatile than those of larger, more established firms.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

A concentration of investments in a specific sector, such as technology, may cause a fund to experience increased volatility.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund


                                                A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS
                                                ------------------------------------------------------------------------------------
                      INVESTMENT PORTFOLIO      The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to  demonstrate areas of concentration and diversification.

                                                ------------------------------------------------------------------------------------
       STATEMENT OF ASSETS AND LIABILITIES      This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses)
                                                from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                                ------------------------------------------------------------------------------------
                   STATEMENT OF OPERATIONS      This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                                ------------------------------------------------------------------------------------
        STATEMENT OF CHANGES IN NET ASSETS      This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period.
                                                The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                                                ------------------------------------------------------------------------------------
             NOTES TO FINANCIAL STATEMENTS      These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                                ------------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS      The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

COMMON STOCKS - 98.4%
CONSUMER DISCRETIONARY - 13.7%
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                    AUTO COMPONENTS - 0.3%        Autoliv, Inc.                                            59,300     2,395,720
                                                                                            Auto Components Total     2,395,720

                                                  -----------------------------------------------------------------------------
      HOTELS, RESTAURANTS & LEISURE - 0.8%        Choice Hotels International, Inc.                        46,600     2,683,694
                                                  McDonald's Corp.                                         45,883     1,286,100
                                                  Wendy's International, Inc.                              75,270     2,529,072
                                                                              Hotels, Restaurants & Leisure Total     6,498,866

                                                  -----------------------------------------------------------------------------
                 HOUSEHOLD DURABLES - 0.7%        Applica, Inc.                                           166,900       674,276
                                                  Stanley Works                                           104,300     4,435,879
                                                                                         Household Durables Total     5,110,155

                                                  -----------------------------------------------------------------------------
       LEISURE EQUIPMENT & PRODUCTS - 0.4%        Marvel Enterprises, Inc. (a)                            206,700     3,009,552
                                                                               Leisure Equipment & Products Total     3,009,552

                                                  -----------------------------------------------------------------------------
                              MEDIA - 7.5%        Clear Channel Communications, Inc.                       71,982     2,243,679
                                                  Comcast Corp., Class A (a)                              248,200     7,009,168
                                                  Getty Images, Inc. (a)                                  126,600     7,000,980
                                                  Lee Enterprises, Inc.                                    64,200     2,975,028
                                                  Liberty Media Corp., Class A (a)                        396,400     3,456,608
                                                  Liberty Media International, Inc., Class A (a)           24,810       827,711
                                                  McClatchy Co., Class A                                  113,600     8,046,288
                                                  McGraw-Hill Companies, Inc.                              34,282     2,731,933
                                                  News Corp. Ltd., ADR                                    115,900     3,809,633
                                                  R.H. Donnelley Corp. (a)                                 66,600     3,287,376
                                                  Time Warner Inc. (a)                                    358,200     5,781,348
                                                  Viacom Inc.                                             332,600    11,162,056
                                                                                                      Media Total    58,331,808

                                                  -----------------------------------------------------------------------------
                   MULTILINE RETAIL - 0.7%        Sears, Roebuck and Co.                                  141,600     5,642,760
                                                                                           Multiline Retail Total     5,642,760

                                                  -----------------------------------------------------------------------------
                   SPECIALTY RETAIL - 2.8%        Abercrombie & Fitch Co., Class A                        161,100     5,074,650
                                                  Barnes & Noble, Inc. (a)                                148,600     5,498,200
                                                  Home Depot, Inc.                                        143,677     5,632,138
                                                  Limited Brands                                           90,200     2,010,558
                                                  Lowe's Companies, Inc.                                   65,500     3,559,925
                                                                                           Specialty Retail Total    21,775,471

                                                  -----------------------------------------------------------------------------
   TEXTILES, APPAREL & LUXURY GOODS - 0.5%        Kellwood Co.                                            112,100     4,086,045
                                                                           Textiles, Apparel & Luxury Goods Total     4,086,045
                                                                                                                   ------------
                                                                                     CONSUMER DISCRETIONARY TOTAL   106,850,377
CONSUMER STAPLES - 6.6%
------------------------------------------        -----------------------------------------------------------------------------
                          BEVERAGES - 0.4%        PepsiCo, Inc.                                            72,196     3,512,335
                                                                                                  Beverages Total     3,512,335

                                                  -----------------------------------------------------------------------------
           FOOD & STAPLES RETAILING - 3.0%        Costco Wholesale Corp.                                  331,103    13,760,641
                                                  Wal-Mart Stores, Inc.                                   187,700     9,985,640
                                                                                   Food & Staples Retailing Total    23,746,281

                                                  -----------------------------------------------------------------------------
                      FOOD PRODUCTS - 0.4%        Chiquita Brands International, Inc. (a)                 158,900     2,766,449
                                                                                              Food Products Total     2,766,449
                                                  -----------------------------------------------------------------------------




See Accompanying Notes to Financial Statements.

8

--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

COMMON STOCKS - (CONTINUED)
CONSUMER STAPLES - (continued)
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS - 2.8%        Clorox Co.                                               50,772     2,706,148
                                                  Colgate-Palmolive Co.                                   160,400     7,246,872
                                                  Procter & Gamble Co.                                    213,786    11,570,098
                                                                                         Household Products Total    21,523,118
                                                                                                                   ------------
                                                                                           CONSUMER STAPLES TOTAL    51,548,183
ENERGY - 9.4%
------------------------------------------        -----------------------------------------------------------------------------
        ENERGY EQUIPMENT & Services - 1.7%        Halliburton Co.                                          90,208     3,039,108
                                                  Schlumberger Ltd.                                       149,300    10,049,383
                                                                                Energy Equipment & Services Total    13,088,491

                                                  -----------------------------------------------------------------------------
                          OIL & GAS - 7.7%        Amerada Hess Corp.                                       77,600     6,906,400
                                                  BP PLC, ADR                                             110,896     6,379,847
                                                  ChevronTexaco Corp.                                      25,966     1,392,816
                                                  ConocoPhillips                                          120,800    10,008,280
                                                  Exxon Mobil Corp.                                       458,534    22,160,948
                                                  Newfield Exploration Co. (a)                            130,600     7,997,944
                                                  Stone Energy Corp. (a)                                   82,900     3,627,704
                                                  Todco, Class A (a)                                      117,100     2,031,685
                                                                                                  Oil & Gas Total    60,505,624
                                                                                                                   ------------
                                                                                                     ENERGY TOTAL    73,594,115
FINANCIALS - 19.3%
------------------------------------------        -----------------------------------------------------------------------------
                    CAPITAL MARKETS - 1.5%        Bank of New York Co. Inc.                               108,435     3,163,049
                                                  Merrill Lynch & Co., Inc.                                70,300     3,495,316
                                                  Morgan Stanley                                           96,800     4,772,240
                                                                                            Capital Markets Total    11,430,605

                                                  -----------------------------------------------------------------------------
                   COMMERCIAL BANKS - 4.9%        City National Corp.                                      66,000     4,286,700
                                                  Texas Regional Bancshares, Inc., Class A                 91,050     2,830,744
                                                  UnionBanCal Corp.                                        88,200     5,222,322
                                                  US Bancorp                                              203,700     5,886,930
                                                  Wachovia Corp.                                           58,270     2,735,777
                                                  Wells Fargo & Co.                                       286,200    17,066,106
                                                                                           Commercial Banks Total    38,028,579

                                                  -----------------------------------------------------------------------------
                   CONSUMER FINANCE - 0.3%        MBNA Corp.                                              108,927     2,744,960
                                                                                           Consumer Finance Total     2,744,960

                                                  -----------------------------------------------------------------------------
     DIVERSIFIED FINANCIAL SERVICES - 3.2%        Citigroup, Inc.                                         339,010    14,957,121
                                                  JPMorgan Chase & Co.                                    190,970     7,587,238
                                                  NTL, Inc. (a)                                            35,100     2,178,657
                                                                             Diversified Financial Services Total    24,723,016

                                                  -----------------------------------------------------------------------------
                          INSURANCE - 6.8%        AFLAC, Inc.                                              82,034     3,216,553
                                                  American International Group, Inc.                      218,475    14,854,115
                                                  CNA Financial Corp. (a)                                  75,900     1,822,359
                                                  Hartford Financial Services Group, Inc.                  32,556     2,016,193
                                                  Lincoln National Corp.                                  145,300     6,829,100
                                                  Marsh & McLennan Companies, Inc.                         29,733     1,360,582
                                                  SAFECO Corp.                                            165,300     7,545,945
                                                  UICI                                                    222,800     7,294,472
                                                  Willis Group Holdings Ltd.                              138,450     5,178,030
                                                  XL Capital Ltd., Class A                                 36,653     2,711,956
                                                                                                  Insurance Total    52,829,305

                                                  -----------------------------------------------------------------------------
                        REAL ESTATE - 2.2%        AvalonBay Communities, Inc., REIT                       112,400     6,768,728
                                                  Kimco Realty Corp., REIT                                 73,600     3,775,680
                                                  Rayonier, Inc., REIT                                    155,981     7,056,581
                                                                                                Real Estate Total    17,600,989
                                                  -----------------------------------------------------------------------------




See Accompanying Notes to Financial Statements.

9

--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

COMMON STOCKS - (CONTINUED)
FINANCIALS - (continued)
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
         THRIFTS & MORTGAGE FINANCE - 0.4%        Federal Home Loan Mortgage Corp.                         48,891     3,189,649
                                                                                 Thrifts & Mortgage Finance Total     3,189,649
                                                                                                                   ------------
                                                                                                 FINANCIALS TOTAL   150,547,103
HEALTH CARE - 12.9%
------------------------------------------        -----------------------------------------------------------------------------
                      BIOTECHNOLOGY - 1.0%        Amgen, Inc. (a)                                         136,100     7,714,148
                                                                                              Biotechnology Total     7,714,148

                                                  -----------------------------------------------------------------------------
   HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%        Medtronic, Inc.                                         242,200    12,570,180
                                                                           Health Care Equipment & Supplies Total    12,570,180

                                                  -----------------------------------------------------------------------------
   HEALTH CARE PROVIDERS & SERVICES - 5.5%        Aetna, Inc.                                              56,223     5,618,364
                                                  Cardinal Health, Inc.                                   139,800     6,119,046
                                                  CIGNA Corp.                                              82,000     5,709,660
                                                  Coventry Health Care, Inc. (a)                          154,350     8,237,660
                                                  IMS Health, Inc.                                        303,400     7,257,328
                                                  Lincare Holdings, Inc. (a)                               61,500     1,827,165
                                                  Medco Health Solutions, Inc. (a)                        252,300     7,796,070
                                                                           Health Care Providers & Services Total    42,565,293

                                                  -----------------------------------------------------------------------------
                    PHARMACEUTICALS - 4.8%        Bristol-Myers Squibb Co.                                 50,295     1,190,483
                                                  Eon Labs, Inc. (a)                                       44,900       974,330
                                                  Johnson & Johnson                                       167,400     9,429,642
                                                  Merck & Co., Inc.                                        54,983     1,814,439
                                                  Novartis AG, ADR                                        217,800    10,164,726
                                                  Pfizer, Inc.                                            385,313    11,790,578
                                                  Pharmion Corp. (a)                                       36,400     1,881,734
                                                                                            Pharmaceuticals Total    37,245,932
                                                                                                                   ------------
                                                                                                HEALTH CARE TOTAL   100,095,553
INDUSTRIALS - 6.4%
------------------------------------------        -----------------------------------------------------------------------------
                AEROSPACE & DEFENSE - 1.5%        Honeywell International, Inc.                           109,570     3,929,180
                                                  United Technologies Corp.                                79,972     7,467,786
                                                                                        Aerospace & Defense Total    11,396,966

                                                  -----------------------------------------------------------------------------
     COMMERCIAL SERVICES & SUPPLIES - 1.2%        Cendant Corp.                                            58,010     1,253,016
                                                  Pitney Bowes, Inc.                                      116,200     5,124,420
                                                  Waste Management, Inc.                                  100,919     2,759,125
                                                                             Commercial Services & Supplies Total     9,136,561

                                                  -----------------------------------------------------------------------------
           INDUSTRIAL CONGLOMERATES - 3.2%        3M Co.                                                   54,100     4,326,377
                                                  General Electric Co.                                    622,455    20,902,039
                                                                                   Industrial Conglomerates Total    25,228,416

                                                  -----------------------------------------------------------------------------
                          MACHINERY - 0.5%        Ingersoll-Rand Co., Ltd., Class A                        58,387     3,968,564
                                                                                                  Machinery Total     3,968,564
                                                                                                                   ------------
                                                                                                INDUSTRIALS TOTAL    49,730,507
INFORMATION TECHNOLOGY - 19.1%
------------------------------------------        -----------------------------------------------------------------------------
           COMMUNICATIONS EQUIPMENT - 1.7%        Cisco Systems, Inc. (a)                                 463,200     8,383,920
                                                  Scientific-Atlanta, Inc.                                197,000     5,106,240
                                                                                   Communications Equipment Total    13,490,160

                                                  -----------------------------------------------------------------------------
            COMPUTERS & Peripherals - 1.9%        Dell, Inc. (a)                                          228,800     8,145,280
                                                  International Business Machines Corp.                    44,784     3,839,780
                                                  Lexmark International, Inc., Class A (a)                 35,181     2,955,556
                                                                                    Computers & Peripherals Total    14,940,616


See Accompanying Notes to Financial Statements.

10

--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (continued)
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & Instruments - 0.7%        Avnet, Inc. (a)                                         332,300     5,688,976
                                                                         Electronic Equipment & Instruments Total     5,688,976

                                                  -----------------------------------------------------------------------------
       INTERNET SOFTWARE & Services - 0.7%        InfoSpace, Inc. (a)                                      85,400     4,047,106
                                                  United Online, Inc. (a)                                 182,400     1,754,688
                                                                               Internet Software & Services Total     5,801,794

                                                  -----------------------------------------------------------------------------
                        IT SERVICES - 2.4%        Accenture Ltd., Class A (a)                             135,987     3,678,449
                                                  Computer Sciences Corp. (a)                             164,400     7,743,240
                                                  Convergys Corp. (a)                                      96,000     1,289,280
                                                  Electronic Data Systems Corp.                            77,000     1,493,030
                                                  Paychex, Inc.                                           144,600     4,359,690
                                                                                                IT Services Total    18,563,689

                                                  -----------------------------------------------------------------------------
                 OFFICE ELECTRONICS - 0.3%        Xerox Corp. (a)                                         142,900     2,012,032
                                                                                         Office Electronics Total     2,012,032

                                                  -----------------------------------------------------------------------------
SEMICONDUCTORS & Semiconductor Equipment - 6.7%   Altera Corp. (a)                                        411,300     8,049,141
                                                  Analog Devices, Inc.                                    121,300     4,704,014
                                                  Applied Materials, Inc. (a)                             355,900     5,868,791
                                                  ASML Holding N.V., N.Y. Registered Shares (a)           479,300     6,168,591
                                                  Intel Corp.                                              26,500       531,590
                                                  Marvell Technology Group Ltd. (a)                       101,600     2,654,808
                                                  Maxim Integrated Products, Inc.                         181,200     7,662,948
                                                  Microchip Technology, Inc.                              139,700     3,749,548
                                                  Novellus Systems, Inc. (a)                              204,000     5,424,360
                                                  Xilinx, Inc.                                            264,200     7,133,400
                                                                   Semiconductors & Semiconductor Equipment Total    51,947,191

                                                  -----------------------------------------------------------------------------
                           SOFTWARE - 4.7%        Adobe Systems, Inc.                                     158,500     7,840,995
                                                  Autodesk, Inc.                                           90,200     4,386,426
                                                  Electronic Arts, Inc. (a)                                51,967     2,389,962
                                                  Microsoft Corp.                                         629,049    17,393,205
                                                  SAP AG                                                  114,100     4,444,195
                                                                                                   Software Total    36,454,783
                                                                                                                   ------------
                                                                                     INFORMATION TECHNOLOGY TOTAL   148,899,241
MATERIALS - 5.8%
------------------------------------------        -----------------------------------------------------------------------------
                          CHEMICALS - 2.7%        Air Products & Chemicals, Inc.                           82,882     4,507,123
                                                  Monsanto Co.                                             95,400     3,474,468
                                                  OM Group, Inc. (a)                                      209,700     7,666,632
                                                  PPG Industries, Inc.                                     60,600     3,713,568
                                                  Sigma-Aldrich Corp.                                      34,500     2,001,000
                                                                                                  Chemicals Total    21,362,791

                                                  -----------------------------------------------------------------------------
             CONSTRUCTION MATERIALS - 0.7%        Vulcan Materials Co., Inc.                               98,800     5,033,860
                                                                                     Construction Materials Total     5,033,860

                                                  -----------------------------------------------------------------------------
             CONTAINERS & Packaging - 1.0%        Temple-Inland, Inc.                                     114,000     7,655,100
                                                                                     Containers & Packaging Total     7,655,100

                                                  -----------------------------------------------------------------------------
                    METALS & Mining - 0.7%        Carpenter Technology Corp.                              117,600     5,614,224
                                                                                            Metals & Mining Total     5,614,224

                                                  -----------------------------------------------------------------------------
            PAPER & Forest Products - 0.7%        Georgia-Pacific Corp.                                    86,100     3,095,295
                                                  Potlatch Corp.                                           45,800     2,143,898
                                                                                    Paper & Forest Products Total     5,239,193
                                                                                                                   ------------
                                                                                                  MATERIALS TOTAL    44,905,168



See Accompanying Notes to Financial Statements.

11

--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

Common Stocks - (continued)
TELECOMMUNICATION SERVICES - 3.4%
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.1%     BellSouth Corp.                                         146,800     3,981,216
                                                  CenturyTel, Inc.                                        207,200     7,094,528
                                                  SBC Communications, Inc.                                236,022     6,124,771
                                                  Verizon Communications, Inc.                            178,817     7,041,813
                                                                     Diversified Telecommunication Services Total    24,242,328


WIRELESS TELECOMMUNICATION SERVICES - 0.3%        Telephone and Data Systems, Inc.                         24,400     2,053,748
                                                                        Wireless Telecommunication Services Total     2,053,748
                                                                                                                   ------------
                                                                                 TELECOMMUNICATION SERVICES TOTAL    26,296,076
UTILITIES - 1.8%
------------------------------------------        -----------------------------------------------------------------------------
                 ELECTRIC UTILITIES - 1.5%        Consolidated Edison, Inc.                               126,100     5,301,244
                                                  Entergy Corp.                                            50,207     3,043,046
                                                  PG&E Corp. (a)                                           30,500       927,200
                                                  Southern Co.                                             18,712       560,986
                                                  TXU Corp.                                                42,600     2,041,392
                                                                                         Electric Utilities Total    11,873,868

                                                  -----------------------------------------------------------------------------
MULTI-UTILITIES & Unregulated Power - 0.3%        Questar Corp.                                            46,500     2,130,631
                                                                        Multi-Utilities & Unregulated Power Total     2,130,631
                                                                                                                   ------------
                                                                                                  UTILITIES TOTAL    14,004,499
                                                                                                                   ------------
                                                                       TOTAL COMMON STOCKS (cost of $674,097,873)   766,470,822
INVESTMENT MANAGEMENT COMPANY - 0.5%
------------------------------------------        -----------------------------------------------------------------------------

                                                  iShares Russell 1000 Value Index Fund                    63,877     3,868,391
                                                                                                                   ------------
                                                         TOTAL INVESTMENT MANAGEMENT COMPANY (cost of $3,654,218)     3,868,391

SHORT-TERM OBLIGATION - 0.5%                                                                              Par ($)
------------------------------------------        -----------------------------------------------------------------------------

                                                  Repurchase agreement with State Street Bank &
                                                  Trust Co., dated 09/30/04 due 10/01/04 at 1.580%
                                                  collateralized by U.S. Treasury Bonds and Notes
                                                  with various maturities to 02/15/31, market value
                                                  $4,151,882 (repurchase proceeds $4,065,178)           4,065,000     4,065,000

                                                                                                                   ------------
                                                                 TOTAL SHORT-TERM OBLIGATION (cost of $4,065,000)     4,065,000

                                                  TOTAL INVESTMENTS - 99.4%
                                                  (COST OF $681,817,091) (B)                                        774,404,213

                                                  OTHER ASSETS & Liabilities, Net - 0.6%                              5,008,582

                                                  NET ASSETS - 100.0%                                               779,412,795



NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.
(b) Cost for federal income tax purposes is $682,157,398.

     ACRONYM                 NAME
-------------       ------------------------
      ADR         American Depositary Receipt
     REIT        Real Estate Investment Trust

See Accompanying Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2004
                                                                                                        Columbia Young Investor Fund

                                                                                                                             ($)
------------------------------------------        ------------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                              681,817,091

                                                  Investments, at value                                             774,404,213
                                                  Cash                                                                    2,151
                                                  Receivable for:
                                                    Investments sold                                                 10,387,505
                                                    Fund shares sold                                                     54,596
                                                    Interest                                                                178
                                                    Dividends                                                           572,718
                                                  Expense reimbursement due from Investment Advisor                      95,058
                                                  Deferred Trustees' compensation plan                                   15,855
                                                                                                                   ------------
                                                                                                     Total Assets   785,532,274

                                                  ------------------------------------------------------------------------------
                               LIABILITIES        Payable for:
                                                    Investments purchased                                             4,395,729
                                                    Fund shares repurchased                                             374,289
                                                    Investment advisory fee                                             374,127
                                                    Administration fee                                                  116,287
                                                    Transfer agent fee                                                  586,923
                                                    Pricing and bookkeeping fees                                         16,993
                                                    Trustees' fees                                                        2,001
                                                    Custody fee                                                           3,933
                                                    Reports to shareholders                                             165,734
                                                    Distribution and service fees                                        31,624
                                                  Deferred Trustees' fees                                                15,855
                                                  Other liabilities                                                      35,984
                                                                                                                   ------------
                                                                                                Total Liabilities     6,119,479

                                                                                                       NET ASSETS   779,412,795

                                                  ------------------------------------------------------------------------------
                 COMPOSITION OF NET ASSETS        Paid-in capital                                                   869,713,326
                                                  Undistributed net investment income                                 1,488,435
                                                  Accumulated net realized loss                                   (184,376,088)
                                                  Net unrealized appreciation on investments                         92,587,122
                                                                                                                   ------------
                                                                                                       NET ASSETS   779,412,795

                                                  ------------------------------------------------------------------------------
                                   CLASS A        Net assets                                                         94,386,103
                                                  Shares outstanding                                                  8,081,956
                                                  Net asset value per share                                            11.68(a)
                                                  Maximum offering price per share ($11.68/0.9425)                     12.39(b)

                                                  ------------------------------------------------------------------------------
                                   CLASS B        Net assets                                                          6,081,903
                                                  Shares outstanding                                                    528,697
                                                  Net asset value and offering price per share                         11.50(a)

                                                  ------------------------------------------------------------------------------
                                   CLASS C        Net assets                                                            798,400
                                                  Shares outstanding                                                     69,375
                                                  Net asset value and offering price per share                         11.51(a)

                                                  ------------------------------------------------------------------------------
                                   CLASS Z        Net assets                                                        678,146,389
                                                  Shares outstanding                                                 66,715,367
                                                  Net asset value, offering and redemption price per share                10.16


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.


See Accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended September 30, 2004
                                                                                                        Columbia Young Investor Fund

                                                                                                                           ($)
------------------------------------------        ------------------------------------------------------------------------------
                         INVESTMENT INCOME        Dividends                                                         12,913,604
                                                  Interest                                                              50,626
                                                                                                                  ------------
                                                  Total Investment Income
                                                    (net of foreign taxes withheld of $50,018)                      12,964,230
                                                  ----------------------------------------------------------------------------
                                  EXPENSES        Investment advisory fee                                            4,756,239
                                                  Administration fee                                                 1,478,974
                                                  Distribution fee:
                                                    Class A                                                             99,933
                                                    Class B                                                             50,972
                                                    Class C                                                              5,680
                                                  Service fee:
                                                    Class A                                                            249,887
                                                    Class B                                                             16,991
                                                    Class C                                                              1,893
                                                  Transfer agent fee:
                                                    Class A                                                          1,207,638
                                                    Class B                                                             42,191
                                                    Class C                                                              6,508
                                                    Class Z                                                          4,167,188
                                                  Pricing and bookkeeping fees                                         221,918
                                                  Trustees' fees                                                        20,808
                                                  Custody fee                                                           45,071
                                                  Non-recurring costs (See Note 7)                                      38,858
                                                  Other expenses                                                       587,773
                                                                                                                  ------------
                                                   Total Expenses                                                   12,998,522
                                                  Fees and expenses waived or reimbursed by Investment Advisor:
                                                    Class A                                                         (1,049,650)
                                                    Class B                                                            (30,950)
                                                    Class C                                                             (5,381)
                                                  Fees waived by Distributor - Class A                                 (49,956)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 7)       (38,858)
                                                  Custody earnings credit                                               (2,282)
                                                                                                                  ------------
                                                   Net Expenses                                                     11,821,445
                                                                                                                  ------------
                                                  Net Investment Income                                              1,142,785

                                                  ----------------------------------------------------------------------------
               NET REALIZED AND UNREALIZED        Net realized gain on investments                                  79,300,117
                GAIN (LOSS) ON INVESTMENTS        Net change in unrealized appreciation/depreciation on investments  7,949,049

                                                                                                                  ------------
                                                  Net Gain                                                          87,249,166
                                                                                                                  ------------
                                                  Net Increase in Net Assets from Operations                        88,391,951

See Accompanying Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Columbia Young Investor Fund

                                                                                                              YEAR ENDED
                                                                                                             SEPTEMBER 30,
                                                                                                     -------------------------
INCREASE (DECREASE) IN NET ASSETS                                                                        2004 ($)     2003 ($)
------------------------------------------        ------------------------------------------------------------------------------
                                OPERATIONS        Net investment income (loss)                          1,142,785   (2,300,743)
                                                  Net realized gain (loss) on investments              79,300,117  (56,715,298)
                                                  Net change in unrealized appreciation/depreciation
                                                  on investments                                       7,949,049   208,670,172
                                                                                                     -------------------------
                                                      Net Increase from Operations                    88,391,951   149,654,131
                                                  ----------------------------------------------------------------------------
                        SHARE TRANSACTIONS        Class A
                                                    Subscriptions                                      5,875,316      7,644,323
                                                    Redemptions                                      (16,955,769)  (14,032,114)
                                                                                                     -------------------------
                                                      Net Decrease                                   (11,080,453)   (6,387,791)
                                                  Class B
                                                    Subscriptions                                        628,365       771,614
                                                    Redemptions                                       (2,147,700)   (1,742,729)
                                                                                                     -------------------------
                                                      Net Decrease                                    (1,519,335)     (971,115)
                                                  Class C
                                                    Subscriptions                                        182,250       173,069
                                                    Redemptions                                         (113,350)     (116,948)
                                                                                                     -------------------------
                                                      Net Increase                                        68,900        56,121
                                                  Class Z
                                                    Subscriptions                                     42,087,456    49,798,986
                                                    Redemptions                                     (115,275,588)  (78,078,650)
                                                                                                     -------------------------
                                                      Net Decrease                                   (73,188,132)  (28,279,664)
                                                  Net Decrease from Share Transactions               (85,719,020)  (35,582,449)
                                                      Total Increase in Net Assets                     2,672,931   114,071,682
                                                  ----------------------------------------------------------------------------
                                NET ASSETS        Beginning of period                                776,739,864   662,668,182
                                                  End of period (including undistributed net investment
                                                  income of $1,488,435 and $250,843, respectively)  $779,412,795  $776,739,864

                                                  ----------------------------------------------------------------------------
                         CHANGES IN SHARES        Class A
                                                    Subscriptions                                        506,593       800,725
                                                    Redemptions                                       (1,458,671)   (1,457,386)
                                                                                                     -------------------------
                                                      Net Decrease                                      (952,078)     (656,661)
                                                  Class B
                                                    Subscriptions                                         54,732        79,511
                                                    Redemptions                                         (187,544)     (182,289)
                                                                                                     -------------------------
                                                      Net Decrease                                      (132,812)     (102,778)
                                                  Class C
                                                    Subscriptions                                         15,881        18,211
                                                    Redemptions                                          (10,012)      (12,056)
                                                                                                     -------------------------
                                                      Net Increase                                         5,869         6,155
                                                  Class Z
                                                    Subscriptions (a)                                  4,164,659     5,931,393
                                                    Redemptions (a)                                  (11,357,922)   (9,268,147)
                                                                                                     -------------------------
                                                      Net Decrease                                    (7,193,263)   (3,336,754)



(a) Shares purchased prior to July 25, 2003 have been adjusted to reflect a 2-for-1 share split.


See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

NOTE 1. ORGANIZATION

Columbia Young Investor Fund (the "Fund"), a series of Columbia Funds Trust XI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks long-term growth of capital. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Liberty Young Investor Fund was renamed Columbia Young Investor Fund. Also on this date, the Liberty-Stein Roe Funds Investment Trust was renamed Columbia Funds Trust XI.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the

--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the fund still owns the applicable securities on payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Effective April 1, 2004, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REITs. The cumulative effect of this accounting change did not impact the net assets of the Fund, but resulted in reclassifications as follows:

                                Decrease in Undistributed
          Decrease in Cost        Net Investment Income
----------------------------------------------------------------
               $35,486                   $35,486
----------------------------------------------------------------


The effect of the change for the year ended September 30, 2004 is as follows:

                        Decrease in      Increase to
     Decrease in Cost  Dividend Income  Realized Gain
----------------------------------------------------------------
          $10,701          $20,313         $9,612
----------------------------------------------------------------


DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2004, permanent differences resulting primarily from differing treatments for REIT adjustments, non-deductible excise tax paid, partnership adjustments and permanently lost capital loss carryforwards due to limitations were identified and reclassified among the components of the Fund's net assets as follows:

   Undistributed           Accumulated            Paid-In
Net Investment Income   Net Realized Loss        Capital
----------------------------------------------------------------
       $130,293            $9,284,457        $(9,414,750)
----------------------------------------------------------------



Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

                          Undistributed
   Undistributed            Long-Term         Net Unrealized
  Ordinary Income         Capital Gains        Appreciation*
----------------------------------------------------------------
     $1,503,343                   $--         $92,246,815

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2004, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                   $125,994,296
    Unrealized depreciation                   (33,747,481)
----------------------------------------------------------------
          Net unrealized appreciation         $ 92,246,815
----------------------------------------------------------------



The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               Year of                Capital Loss
             Expiration               Carryforwards
----------------------------------------------------------------
                2007                  $  1,167,536
----------------------------------------------------------------
                2008                       273,885
----------------------------------------------------------------
                2009                    25,009,742
----------------------------------------------------------------
                2010                    38,352,415
----------------------------------------------------------------
                2011                   119,232,204
----------------------------------------------------------------
                Total                 $184,035,782
----------------------------------------------------------------


Of these carryforwards, $21,710,750 (expiring 09/30/09) and $4,740,410
($1,167,533 expiring 09/30/07, $273,885 expiring 09/30/08 and $3,298,992 expiring 09/30/09) remain from the Fund's merger with Liberty Young Investor Fund and Liberty Growth Investor Fund, respectively.

Utilization of Liberty Young Investor Fund's and Liberty Growth Investor Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      Average Daily Net Assets       Annual Fee Rate
----------------------------------------------------------------
         First $500 million               0.60%
----------------------------------------------------------------
          Next $500 million               0.55%
----------------------------------------------------------------
           Over $1 billion                0.50%
----------------------------------------------------------------



For the year ended September 30, 2004, the Fund's effective investment advisory fee rate was 0.58%.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

      Average Daily Net Assets       Annual Fee Rate
----------------------------------------------------------------
         First $500 million              0.200%
----------------------------------------------------------------
          Next $500 million              0.150%
----------------------------------------------------------------
           Over $1 billion               0.125%
----------------------------------------------------------------


For the year ended September 30, 2004, the Fund's effective administration fee rate was 0.18%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million,

--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended September 30, 2004, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.027%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account per class. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Columbia has voluntarily agreed to reimburse the Fund for a portion of transfer agency fees so that Class A, Class B and Class C transfer agent expenses (exclusive of out-of-pocket expenses) will not exceed 0.10% annually. Columbia, at its discretion, may revise or discontinue this arrangement any time. Effective November 1, 2004, Columbia will voluntarily reimburse the Fund so that the transfer agent expenses for Class Z shares (exclusive of out-of-pocket expenses) will not exceed 0.10% annually.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.


UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended September 30, 2004, the Distributor has retained net underwriting discounts of $9,013 on sales of the Fund's Class A shares and received CDSC fees of $21,893, $21,402 and $29 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average daily net assets attributable to Class A shares and 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer role. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended September 30, 2004, the Fund paid $2,570 to

--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES INFORMATION

For the year ended September 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $468,213,067 and $554,035,766, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended September 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

--------------------------------------------------------------------------------
September 30, 2004
                                                    Columbia Young Investor Fund

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended September 30, 2004, Columbia has assumed $38,858 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. CAPITAL ACTIVITY

Effective July 25, 2003, there was a 2-for-1 split on Class Z shares. The accompanying prior period financial highlights for Class Z have been adjusted to reflect the 2-for-1 split.

Financial Highlights
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                               SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,
CLASS A SHARES                                                     2004               2003           2002 (a)
===================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 10.47            $ 8.52            $ 8.94
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                         0.03             (0.03)            (0.01)
Net realized and unrealized gain (loss) on investments                   1.18              1.98             (0.41)
                                                                     --------          --------          --------
Total from Investment Operations                                         1.21              1.95             (0.42)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $ 11.68           $ 10.47            $ 8.52
Total return (c)(d)                                                     11.56%            22.89%            (4.70)%(e)
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                             1.33%             1.54%             1.67%(g)
Net investment income (loss) (f)                                         0.26%            (0.35)%           (0.49)%(g)
Waiver/reimbursement                                                     1.10%             0.56%             0.80%(g)
Portfolio turnover rate                                                    58%              128%               32%
Net assets, end of period (000's)                                     $94,386           $94,617           $82,564
-------------------------------------------------------------------------------------------------------------------

(a) Class A shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                             SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,
CLASS B SHARES                                                   2004               2003           2002 (a)
=================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 10.39            $ 8.51            $ 8.94
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                               (0.05)            (0.10)            (0.02)
Net realized and unrealized gain (loss) on investments                 1.16              1.98             (0.41)
                                                                   --------          --------          --------
Total from Investment Operations                                       1.11              1.88             (0.43)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $ 11.50           $ 10.39            $ 8.51
Total return (c)(d)                                                   10.68%            22.09%            (4.81)%(e)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                           2.03%             2.24%             2.37%(g)
Net investment loss (f)                                               (0.45)%           (1.05)%           (1.19)%(g)
Waiver/reimbursement                                                   0.46%             0.51%             0.75%(g)
Portfolio turnover rate                                                  58%              128%               32%
Net assets, end of period (000's)                                   $ 6,082           $ 6,872           $ 6,505
-----------------------------------------------------------------------------------------------------------------

(a) Class B shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                              SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,
CLASS C SHARES                                                    2004               2003           2002 (a)
=================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 10.39            $ 8.51            $ 8.94
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                (0.05)            (0.10)            (0.02)
Net realized and unrealized gain (loss) on investments                  1.17              1.98             (0.41)
                                                                    --------          --------          --------
Total from Investment Operations                                        1.12              1.88             (0.43)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 11.51           $ 10.39            $ 8.51
Total return (c)(d)                                                    10.78%            22.09%            (4.81)%(e)
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                            2.03%             2.24%             2.37%(g)
Net investment loss (f)                                                (0.43)%           (1.05)%           (1.19)%(g)
Waiver/reimbursement                                                    0.71%             0.50%             0.75%(g)
Portfolio turnover rate                                                   58%              128%               32%
Net assets, end of period (000's)                                      $ 798             $ 660             $ 488
-----------------------------------------------------------------------------------------------------------------

(a) Class C shares were initially offered on July 29, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no contingent deferred sales charge.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                           ----------------------------------------------------------------------
CLASS Z SHARES                                                  2004        2003 (a)     2002 (a)(b)    2001 (a)      2000 (a)
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 9.13        $ 7.42        $ 9.38       $ 17.97       $ 13.71
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                    0.01         (0.03)        (0.07)(d)     (0.06)(d)     (0.07)(d)
Net realized and unrealized gain (loss)
on investments                                                      1.02          1.74         (1.89)        (6.52)         4.49
                                                            ------------  ------------   ------------  ------------  ------------
Total from Investment Operations                                    1.03          1.71         (1.96)        (6.58)         4.42
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                               --            --            --         (1.56)        (0.16)
In excess of net realized gains                                       --            --            --         (0.45)           --
                                                            ------------  ------------   ------------  ------------  ------------
Total Distributions Declared to Shareholders                          --            --            --         (2.01)        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $ 10.16        $ 9.13        $ 7.42        $ 9.38       $ 17.97
Total return (e)                                                   11.28%        23.05%       (20.90)%      (40.08)%       32.32%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                                        1.46%         1.49%         1.58%(d)      1.26%(d)      1.08%(d)
Net investment income (loss) (f)                                    0.13%        (0.30)%       (0.71)%(d)    (0.41)%(d)   (0.45)%(d)
Portfolio turnover rate                                               58%          128%           32%           23%(g)        72%(g)
Net assets, end of period (000's)                               $678,146      $674,590      $573,111      $746,698    $1,215,809
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share data has been restated to reflect a 2-for-1 share split effective July 25, 2003.
(b)  Class S shares were redesignated Class Z shares on July 29, 2002.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Per share data and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth Investor Portfolio prior to the termination of the master feeder/fund structure on July 26, 2002.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Portfolio turnover disclosed is for the SR&F Growth Investor Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST XI
AND THE SHAREHOLDERS OF COLUMBIA YOUNG INVESTOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Young Investor Fund (the "Fund") (a series of Columbia Funds Trust XI) at September 30, 2004 and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2004

TRUSTEES
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


NAME, ADDRESS AND AGE,
POSITION WITH FUNDS,
YEAR FIRST ELECTED OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
APPOINTED TO OFFICE(1)      COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD

DISINTERESTED TRUSTEES
DOUGLAS A. HACKER (Age 49)  Executive Vice President - Strategy of United Airlines (airline) since December 2002 (formerly President
P.O. Box 66100              of UAL Loyalty Services (airline) from September 2001 to December 2002; Executive Vice President and
Chicago, IL 60666           Chief Financial Officer of United Airlines from March 1999 to September 2001; Senior Vice President -
Trustee (since 1996)        Finance from March 1993 to July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)

                            --------------------------------------------------------------------------------------------------------
JANET LANGFORD KELLY
(Age 46)                    Adjunct Professor of Law, Northwestern University, since September 2004; Private Investor since March
9534 W. Gull Lake Drive     2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation
Richland, MI 49083-8530     (consumer goods), from September 2003 to March 2004; Executive Vice President-Corporate
Trustee (since 1996)        Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003; Senior Vice President, Secretary and General
                            Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January
                            1995 to September 1999). Oversees 118, None

                            --------------------------------------------------------------------------------------------------------
RICHARD W. LOWRY (Age 68)   Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood
10701 Charleston Drive      Corporation (building products manufacturer)).  Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

                            --------------------------------------------------------------------------------------------------------
CHARLES R. NELSON (Age 62)  Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis
Department of Economics     Professor of Political Economy, University of Washington, since September 1993 (formerly Director,
University of Washington    Institute for Economic Research, University of Washington from September 2001 to June 2003) Adjunct
Seattle, WA 98195           Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of
Trustee (since 1981)        Money Credit and Banking, since September 1993; consultant on econometric and statistical matters.
                            Oversees 118, None

                            --------------------------------------------------------------------------------------------------------
JOHN J. NEUHAUSER (Age 61)  Academic Vice President and Dean of Faculties since August 1999, Boston College (formerly Dean,
84 College Road             Boston College School of Management from September 1977 to September 1999).  Oversees 121(3),(4),
Chestnut Hill, MA 02467-3838Saucony, Inc. (athletic footwear)
Trustee (since 1985)

                            --------------------------------------------------------------------------------------------------------
PATRICK J. SIMPSON (Age 60) Partner, Perkins Coie L.L.P. (law firm).  Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

NAME, ADDRESS AND AGE,
POSITION WITH FUNDS,
YEAR FIRST ELECTED OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
APPOINTED TO OFFICE(1)      COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD

DISINTERESTED TRUSTEES

THOMAS E. STITZEL (Age 68)  Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business,
2208 Tawny Woods Place      Boise State University); Chartered Financial Analyst.  Oversees 118, None.
Boise, ID 83706
Trustee (since 1998)

                            --------------------------------------------------------------------------------------------------------
THOMAS C. THEOBALD (Age 67) Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004
303 W. Madison              (formerly Managing Director, William Blair Capital Partners (private equity investing) from September
Suite 2500                  1994 to September 2004). Oversees 118, Anixter International (network support equipment distributor);
Chicago, IL 60606           Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and
Trustee and Chairman        Ambac Financial Group (financial guaranty insurance)
of the Board5 (since 1996)

                            --------------------------------------------------------------------------------------------------------
ANNE-LEE VERVILLE (Age 59)  Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer
359 Stickney Hill Road      and technology) from 1994 to 1997).  Oversees 119(4), Chairman of the Board of Directors, Enesco Group,
Hopkinton, NH 03229         Inc. (designer, importer and distributor of giftware and collectibles)
Trustee (since 1998)

                              ------------------------------------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 63) Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group
100 S.W. Market Street #1500  (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207            Certified Public Accountant, Arthur Young & Company).  Oversees 118, Northwest Natural Gas Co.
Trustee (since 1991)          (natural gas service provider)
                              ------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEE

WILLIAM E. MAYER2 (Age 64)  Managing Partner, Park Avenue Equity Partners (private equity) since February 1999 (formerly Founding
399 Park Avenue             Partner, Development Capital LLC from November 1996 to February 1999).  Oversees 120(3), Lee
Suite 3204                  Enterprises (print media), WR Hambrecht + Co. (financial service provider); First Health (healthcare);
New York, NY 10022          Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)
Trustee (since 1994)
                            --------------------------------------------------------------------------------------------------------


1 In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
2 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
3 Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
4 Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
5  Mr. Theobald was appointed as Chairman of the Board effective December 10,
   2003.

OFFICERS
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund


NAME, ADDRESS AND AGE,
POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED
OR APPOINTED TO OFFICE         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

CHRISTOPHER L. WILSON (Age 47) President of the Columbia Funds since October 2004 (formerly President and Chief Executive Officer,
One Financial Center           CDC IXIS Asset Management Services, Inc. from September 1998 to August 2004).
Boston, MA 02111
President (since 2004)

                               -----------------------------------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 40)  Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December 2000; Vice President
One Financial Center           of the Advisor since April 2003 (formerly President of the Columbia Funds from February 2004 to
Boston, MA 02111               October 2004; Chief Accounting Officer and Controller of the Liberty Funds and of the Liberty
Treasurer (since 2000)         All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy Funds since September
                               2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December 2002 (formerly
                               Vice President of Colonial Management Associates, Inc. from February 1998 to October 2000).

                               -----------------------------------------------------------------------------------------------------
MARY JOAN HOENE (Age 54)       Senior Vice President and Chief Compliance Officer of the Columbia Funds since August 2004; Chief
40 West 57th Street            Compliance Officer of the Liberty All-Star Funds since August 2004 (formerly Partner, Carter, Ledyard
New York, NY 10019             & Milburn LLP from January 2001 to August 2004; Counsel, Carter, Ledyard & Milburn LLP from
Senior Vice President and      November 1999 to December 2000; Vice President and Counsel, Equitable Life Assurance Society of the
Chief Compliance Officer       United States from April 1998 to November 1999).
(since 2004)

                               -----------------------------------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 34)     Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds since October 2004
One Financial Center           (formerly Controller of the Columbia Funds and of the Liberty All-Star Funds from May 2004 to
Boston, MA 02111               October 2004; Assistant Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
Chief Accounting Officer       Development of the Liberty Funds Group from February 2001 to June 2002; Assistant Treasurer of the
(since 2004)                   Liberty Funds and of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager,
                               Deloitte & Touche LLP from May 1997 to August 1999).

                               -----------------------------------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 34)    Controller of the Columbia Funds and of the Liberty All-Star Funds since October 2004 (formerly Vice
One Financial Center           President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Boston, MA 02111               and Loomis Sayles Funds from February 2003 to September 2004; Assistant Vice President of CDC IXIS
Controller (since 2004)        Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to
                               February 2003; Tax Manager of PFPC, Inc. from November 1996 to August 2000).

                               -----------------------------------------------------------------------------------------------------
DAVID A. ROZENSON (Age 50)     Secretary of the Columbia Funds and of the Liberty All-Star Funds since December 2003; Senior
One Financial Center           Counsel, Bank of America Corporation (formerly FleetBoston Financial Corporation) since January 1996;
Boston, MA 02111               Associate General Counsel, Columbia Management Group since November 2002.
Secretary (since 2003)
                               -----------------------------------------------------------------------------------------------------

Important Information About This Report
--------------------------------------------------------------------------------
                                                    Columbia Young Investor Fund

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110



The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

                                 ACTIVITY PAGES

TRICKY TAXES

Taxes are a way for the government to collect money to pay for the public goods and services you and your family benefit from - like roads and highways and law enforcement. You might know about sales tax, which you sometimes pay when you buy things. But did you also know that one day you will have to pay an income tax on money that you earn from a job or your investments?

If you have a job, the money you earn from working is called wages. You will eventually earn enough wages to owe taxes on that income. And if you are invested in a fund, like the Young Investor Fund, and that fund pays you dividends or capital gains during the year, you may have to pay taxes on that income too. Earnings from your investments are called unearned income because you didn't actually earn that money. Whether you owe taxes on your income from your job or on your unearned income from your investments depends mostly on your age and your total taxable income for any given year.

[WORD FIND PUZZLE]
INCOME          CAPITAL         WAGES           JOB
UNEARNED        DIVIDENDS       TAXABLE         MONEY
FEDERAL         INVESTMENTS     GOVERNMENT      GAINS


I

BUDGETING FOR THE HOLIDAYS

Are you gearing up for holiday shopping and wondering how you'll be able to buy great gifts for all the people on your list? Especially during the holiday season, retailers do everything they can to promote items and get you to spend more. Stores know that you have a deadline and that your first priority is that each gift you buy is PERFECT for each recipient. It's no wonder that it's easy to go over budget when buying gifts for your family and friends. There are ways, though, to guard against overspending - and still come home with great gifts.

1. Make a list and check it twice. Carefully choose the recipients. Do you usually exchange gifts with that person? Would a card, small present or gift of time mean just as much? Many people go overboard during the holidays, buying for casual friends who really don't expect anything.

[Illustration of a gift box]

2. Create a budget. The total budget divided by the number of people on your list is logically the amount you have to spend per person, but you may want to spend more on your parents than on your friends.

3. Get creative. Brainstorm gifts without going over your budget. Ideas can come from all over, including:

         o hints they've dropped
         o gifts of time and effort
         o things you can make
         o food
         o window-shopping
         o research on the Internet

You've got the list of whom you'll buy for, what you'll purchase and how much you'll spend. Now you'll need to get in and out of the store without buying extras. Just having this goal helps, but for reinforcement:

 1. Estimate prices online. Browse stores' websites to estimate the cost of each item before you hit the mall.
 2. Make your first trip to the mall without money in your pocket. Even with solid ideas in your head, it always helps to go to the stores, armed with a notebook and a calculator, for one last brainstorm. Leave your spending money at home on this trip so you won't feel pressured to buy anything too soon.
 3. Carry cash. Once you're ready to shop, bring only the money you've budgeted and don't use credit.
 4. Enter, buy and leave. Move fast and you won't see other potential purchases
    - and what you don't see, you won't want.
 5. Shop with a like-minded buddy. Two sets of willpower are stronger than one.
 6. Go away and think it over. If you still want an unplanned item, you can go back and buy it - but things often lose their appeal once you leave the store.
 7. Remember the secret retailers won't tell you: In most holiday traditions, it's the love that counts.

Plan the presents! Below make a list of the people you are shopping for this holiday season. Next to each person's name, write the amount you can afford to spend on him or her. (Remember to stick to an overall budget so you don't spend too much on your friends and have nothing left for your sister or brother!) Your last step is to brainstorm gift ideas that fit into your budget for each recipient. Take this page with you when you go shopping!

   RECIPIENTS                        BUDGET                        IDEAS
__________________           ______________________          __________________
__________________           ______________________          __________________
__________________           ______________________          __________________
__________________           ______________________          __________________


II

                       WHAT YOU SHOULD KNOW ABOUT THE EURO

Just as the dollar and cent represent the national currency of the United States, the euro is the single currency of twelve European Union countries - Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

And just as the dollar comes in various denominations ($1, $5, $10, $20, $50 and so on) and different American coins hold specific cent values (1(cent), 5(cent), 10(cent), 25(cent), etc.), each with its own unique design, the euro comes in seven banknote (paper) denominations and eight coin denominations. Each banknote has a unique design, ranging from well-known gates to famous bridges. The front of each euro coin shows one of three European designs, while the reverse side of each coin shows an individual design relating to the specific country where the coin was minted.

Euro banknotes and coins were first introduced on January 1, 2002. They replaced the participating countries' national currencies and made buying, selling and investing much easier throughout Europe. Having a single currency made it easier for people to travel throughout Europe, eliminated the problem of exchange rate fluctuations, simplified the banking and investing process in Europe, made trading with other countries less tricky, and made Europe a strong trade partner world-wide. Because of all the benefits of the euro, many other European countries besides the twelve original euro countries have adopted the euro as their national currency.

SKETCH IT! EURO VS. DOLLAR

The different images featured on three denominations of the euro appear below. On a separate piece of paper, draw the images featured on the front and back of each corresponding American dollar. (For example, next to the euro 5 banknote, draw the five dollar bill.) If you really want to test yourself, try it from memory! Then think about how the euro and the dollar are similar. How are they different?

[IMAGES OF THE EURO]


III

TAX TIME FOR TEENS

With tax season right around the corner, you might be thinking about that summer job, the money you made, and whether you might need to pay taxes on your earnings. The IRS has three basic questions you need to ask yourself to determine whether you have to file a tax return and maybe even give up some of your summer wages to the government:

     1. WHAT IS YOUR FILING STATUS?
        Since you are still in school, we'll assume that you are single. But if you were older, you might either file as:

        a. married filing a joint return with your spouse  c.head of household
        b. married but filing separately from your spouse  d.widow or widower

     2. HOW OLD ARE YOU?
        Sometimes kids aged 14 or younger and people aged 65 or older don't have to file as long as they don't earn over a certain amount in any given tax year. If your parents claim you as their dependent on their tax return, chances are you don't have to pay taxes on your wages.

     3. HOW MUCH DID YOU EARN THIS CALENDAR YEAR?
        If you're not exempt from filing a tax return based on your filing status and/or your age, whether you need to file may come down to how much money you actually earned. Your parents can help you figure out your gross income, which is what this question is really all about. (Gross income is your total personal income before any deductions, including tax deductions.)

To learn more about taxes, go to www.irs.gov. Under the "information for" heading, click on "Individuals." Then, under "information for," click on "Students." Click on "Understanding Taxes," then "Student Site." In this section, you'll find lessons, activities, tutorials and simulations to help you understand all there is to know about taxes and tax returns.

See if you can answer these questions about taxes. (Hint: The answers can be found by doing some research on the website mentioned above!)



     QUESTIONS:

     1. What is Form W-2? _____________________________________________________

     2. What was the standard deduction for a single person filing a tax return for the 2003 tax year? ________________________________________________

     3. Can a person receive a refund from the government after filing his tax return? Why? __________________________________________________________

     4. Name three national programs that federal taxes are used to fund.
        _______________________________________________________________________

     5. What is interest income? ______________________________________________

     6. How many options does a married person have when choosing her filing status? What are they? ________________________________________________

     7. Do self-employed people have to pay taxes? ____________________________

     8. Can people file their tax returns on the internet?
        _______________________________________________________________________





IV

                         YOUR ALLOWANCE: A BALANCING ACT
                                 CALLED A BUDGET

Have you ever wanted something - a new bike, tickets to a concert, a CD player - that your parents wouldn't buy for you and that you didn't have the money to buy for yourself? It can be tough to be in this situation because most kids don't have much money of their own. But with a savings plan and a budget, you'd be surprised at how quickly your buying power can grow.

In order to budget your money, you first need to have some. One way kids often earn money is through an allowance. If you have an allowance, start by writing down the amount you receive and how often you receive it - for example: allowance = $7, once a week.

Next, separate your allowance income into savings and spending money. Many experts recommend dividing your allowance into thirds:

     o    One third is for spending now on anything you want.

     o Another third is for short-term saving, for bigger items that you can't afford to pay for all at once.

     o    The last third is for long-term saving, for things like college.

However you divide your money amongst these three categories, this is your budget. Sticking to it will allow you to make major progress toward your goals, buy big items you really want, and still have spending money each week. Try budgeting your allowance to see how long it will take you to save for what you want.

How many words can you find in ALLOWANCE? (Hint: there are at least 45.)
                                   WORD GAME
                                   ALLOWANCE




V

                                 COMPANY PROFILE

                         YOUR FUND OWNS A PART OF . . .
                                COSTCO WHOLESALE

Looking for a new pair of jeans? Want to load up on your favorite candy bar? The latest CDs? Chances are you'll find them at a nearby Costco Wholesale warehouse.

Costco is a shopping club that sells a wide variety of merchandise at bargain prices. At Costco, you can buy many of the same items and brands that you'll find in your local grocery store. However, in order to buy your favorite breakfast cereal at Costco, you'll probably have to buy a jumbo-sized box. In addition to food, you can buy clothes, toys, candy, CDs, DVDs, cameras, television sets, computers-and more. Some Costco warehouses even have pharmacies, gas stations, one-hour photo developing, copy centers and food courts. You have to be a member to shop at Costco. But if you shop wisely you could save far more than the $45 your family will spend to become a member.

[Illustration of a computer, cd, cereal box and shirt]

Shopping at Costco is like going on a treasure hunt-you'll find something different on the shelves every time you go. And since your parents can get almost everything they need at Costco, running errands can take a lot less time.

Costco opened its first warehouse more than 20 years ago in Seattle, Washington. Today, the company has 441 outlets in the United States and Puerto Rico and seven foreign countries, including Canada, Japan, Mexico, South Korea, Taiwan, England and Scotland. Worldwide, more than 23 million families are members of Costco. The company employs over 100,000 people in its offices and warehouses.

     o As of September 30, 2004, Columbia Young Investor Fund held 331,103 shares of Costco Wholesale, which represented 1.8% of the portfolio's net assets. Columbia Young Investor Fund's managers bought the stock at an average price of $32.68 per share. Since then, the stock's price has risen about 26%. The fund's managers invested in Costco Wholesale because they think the company is a strong retailer with the potential to grow faster than its competition. Customers get more of a product at Costco than at other stores for the same amount of money. If Costco can continue to increase sales and profits, the fund's managers think the company's stock price could rise even higher.

VI

LET'S GO SHOPPING!

Running low on school supplies? Your parents gave you $100 to stock up. Where can you shop to get the most for your money? How about a visit to Costco? On the left is a list of items you might typically find at Costco. You can use the table on the right to keep track of your purchases. If you live in a state with sales tax, don't forget to add it in. Be sure to stay within your budget!

COSTCO PRICE LIST

                  Ski jacket                           27.99        Gym socks - 6-pack                         9.99
----------------------------------------------------------------------------------------------------------------------
                  One-time use camera                  13.49        Running shoes                             24.99
----------------------------------------------------------------------------------------------------------------------
                  Diskman                              44.99        Crayons - tin of 120                       9.99
----------------------------------------------------------------------------------------------------------------------
                  Jeans                                22.49        Basketball                                19.49
----------------------------------------------------------------------------------------------------------------------
                  Scientific calculator                13.99        Sports drink - 24 bottles                  9.99
----------------------------------------------------------------------------------------------------------------------
                  CD                                   12.99        Breakfast cereal - 3-lb box                6.79
----------------------------------------------------------------------------------------------------------------------
                  Granola bars - box of 48              7.39        Gel pens - 56-pack assorted colors         9.49
----------------------------------------------------------------------------------------------------------------------
                  Microwave popcorn - 36 bags           7.59        Photo album                               10.79
----------------------------------------------------------------------------------------------------------------------
                  Shampoo - 40-oz bottle                5.79        Fleece pullover                           17.99
----------------------------------------------------------------------------------------------------------------------
                  Football                             14.00        Unabridged dictionary                     24.99
----------------------------------------------------------------------------------------------------------------------



COSTCO SHOPPING SPREE
                  Item                    Cost              Sales Tax                 Balance
                                                            (if any)                  $100.00
   1.
-------------------------------------------------------------------------------------------------------
   2.
-------------------------------------------------------------------------------------------------------
   3.
-------------------------------------------------------------------------------------------------------
   4.
-------------------------------------------------------------------------------------------------------
   5.
-------------------------------------------------------------------------------------------------------
   6.
-------------------------------------------------------------------------------------------------------
   7.
-------------------------------------------------------------------------------------------------------
   8.
-------------------------------------------------------------------------------------------------------
   9.
-------------------------------------------------------------------------------------------------------
   10.
-------------------------------------------------------------------------------------------------------





VII

[eDelivery logo]

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reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Young Investor Fund  ANNUAL REPORT, SEPTEMBER 30, 2004


                                                               PRSRT STD
                                                             U.S. POSTAGE
                                                                 PAID
                                                             HOLLISTON, MA
                                                             PERMIT NO. 20

[LOGO]:
COLUMBIA FUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP

[C] 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611

                                                756-02/975S-0904 (11/04) 04/3402

ITEM 2. CODE OF ETHICS.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the twelve series of the registrant whose reports to stockholders are included in this annual filing. Effective March 1, 2004, ten of the series of the registrant included in this filing engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2004 and September 30, 2003 are approximately as follows:

                                            2004              2003
                                            $253,430          $273,720

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2004 and September 30, 2003 are approximately as follows:

                                            2004              2003
                                            $42,000           $48,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended September 30, 2004 and September 30, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2004 and September 30, 2003 are approximately as follows:

                                            2004              2003
                                            $32,253           $34,801

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and the review of calculations of required shareholder distributions. Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended September 30, 2004 and September 30, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2004 and September 30, 2003 are as follows:

                                            2004              2003
                                            $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended September 30, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 (note that fees were paid to the current principal accountant). During the fiscal year ended September 30, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000 (note that fees were paid to the current principal accountant). For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended September 30, 2004 and September 30, 2003 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through August 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended September 30, 2004 and September 30, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2004 and September 30, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust XI
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By (Signature and Title)            /s/ Christopher L. Wilson
                        -----------------------------------------------------
                                    Christopher L. Wilson, President

Date                                November 24, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Christopher L. Wilson
                        -----------------------------------------------------
                                    Christopher L. Wilson, President

Date                                November 24, 2004
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By (Signature and Title)            /s/ J. Kevin Connaughton
                        -----------------------------------------------------
                                    J. Kevin Connaughton, Treasurer

Date                                November 24, 2004
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